UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004
                                                    ----------------------------

                                 ABN AMRO FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                 ABN AMRO Funds
                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       registrant's telephone number, including area code: (312) 884-2100
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                   Date of reporting period: OCTOBER 31, 2005
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[ABN-AMRO ASSET MANAGEMENT LOGO OMITTED]           ABN AMRO Funds

                                [GRAPHIC OMITTED]

                   OCTOBER 31, 2005  CLASS N, I & R SHARES
                  Annual Report 2005 Equity, Sector, Balanced,
                              Fixed & Money Market

ABN AMRO FUNDS

Dear Fellow Shareholder,

Most stock and bond market benchmarks ended the past year in positive territory, despite having to scale a "wall of worry" created by the uncertainty over the outcome of geo-political events, the human and economic toll of several natural disasters, and the direction of the economy, inflation and interest rates.

U.S. equity markets, bolstered by steady economic and earnings growth, overcame a number of negative events to finish the past year with solid gains. Stocks began the period on a firm footing amid high expectations for the economy. But the stock market began to slump in early 2005, dragged lower by surging oil prices and geo-political unrest, which somewhat cooled investors' enthusiasm for stocks. In the summer, stocks started to gather steam again until Hurricane Katrina--the worst natural disaster in U.S. history--bore down on the market. In addition to the devastating human toll that storm exacted, it also led to record-high prices for gasoline, natural gas and oil, and worries about rising inflation. Fearing that the nearly year-long run-up in energy prices--coupled with earlier increases in other commodity and consumer prices--would heighten inflationary pressures, the Federal Reserve Board (the "Fed") raised short-term interest rates eight times during the year. Stock market breadth was relatively narrow, with most equity benchmark gains significantly influenced by the rapid appreciation of energy-related investments. Foreign stocks enjoyed broader-based advances, fueled by strong corporate earnings gains and markedly improved economies in many regions across the globe.

Bonds, too, posted modest gains during the year. After a nearly four-year stint of outperforming stocks, the Fed's efforts to stave off inflationary pressures and cool the red-hot housing markets curbed bond returns. Fixed-income investments of all types came under more intense pressure in the final months because inflation--which investors dread since it eats away at the value of their fixed-income investments--was a persistent threat.

As we enter 2006, admittedly a host of uncertainties remain. In our view, it's quite possible that the list of fears that have been weighing on the market--including the potential deflation of the housing bubble, a much-anticipated but yet-to-materialize slowdown in consumer spending, and further potential inflation pressures--may be overblown. At this time, oil prices have already retreated substantially, economic growth remains sound and the U.S. workforce is almost fully employed. That said, our portfolio managers are always investing with an eye toward balancing risk and reward. We believe that no matter what the macroeconomic and market environment, opportunities will exist for our shareholders.

I'm confident that our team of portfolio managers' discipline, experience and long-term perspective will prove valuable in the coming year. By following strict time-tested investment processes, our investment team isn't swayed by short-term swings in the market. This style consistency allows our fellow shareholders in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether or not that style is currently in favor or not.

We appreciate your investment with ABN AMRO Funds.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

ABN AMRO FUNDS

TABLE OF CONTENTS

Portfolio Managers Commentaries ..................       2
Schedules of Investments .........................      21
Statement of Assets and Liabilities ..............      64
Statement of Operations ..........................      68
Statements of Changes in Net Assets ..............      72
Financial Highlights .............................      80
Notes to Financial Statements ....................     111
Report of Independent Registered
  Public Accounting Firm .........................     121

Additional Information ...........................     122

EQUITY INCOME FUND
  River Road Dynamic Equity Income Fund

LARGE CAP FUNDS
  Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund

MID CAP FUND
  Mid Cap Fund

SMALL CAP FUNDS
  River Road Small Cap Value Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund

SECTOR FUNDS
  Real Estate Fund
  Veredus SciTech Fund

BALANCED FUNDS
  Balanced Fund
  Montag & Caldwell Balanced Fund

FIXED INCOME FUNDS
  Bond Fund
  Investment Grade Bond Fund
  High Yield Bond Fund
  Municipal Bond Fund

MONEY MARKET FUND
  Investor Money Market Fund

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC., 760
                     MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 o WWW.ABNAMROFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN AMRO Holding N.V.

                              All rights reserved.


                                                                             | 1

ABN AMRO FUNDS
--------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                            James C. Shircliff, CFA & Henry W. Sanders, III, CFA

Q.    How did the Fund perform during the period ended October 31, 2005?

A. For the inception period that began on June 28, 2005 and ended October 31, 2005, the River Road Dynamic Equity Income Fund, Class N, returned 0.30%. In comparison, the Fund's peer group, the Morningstar(R) Mid Value Funds Category, returned 0.79% and its benchmark, the Russell 3000 index, returned 2.06%.

Q.    Can you describe the investment environment?

A. The overall environment for equities was positive during the period, although equity-income funds like ours modestly lagged the broader market during the period. High-yielding equities have generally outperformed the broader market since mid 2003. The last four months have been much more volatile as many of these stocks have become fully valued, and investors have become increasingly concerned about macro economic conditions. The prospect of higher inflation in particular is always a concern with dividend paying securities.

Q.    What factors influenced the Fund's performance during the past year?

A. During the period, performance of the fund principally benefited from energy-related and non-US holdings. Top performing energy-related holdings include Marathon Oil, Enerplus Resources Fund, and Petrofund Energy Trust. Petrochina also continued to do well, though lagged the overall energy sector. Notable among top performing non-energy, non-US based holdings were Mexico's largest poultry producer Industrias Bachaco, and English pub operator Mitchells and Butlers PLC. Two consumer-related companies, United Online and World Wrestling Entertainment, were also among the top performing holdings, bucking the trend in those sectors.

      Performance was negatively impacted by the fund's REIT and Financial sector allocations, both of which underperformed the broader market. Among the REIT laggards were American Financial Realty Trust and Host Marriott Corp. While we remain bullish on hotel REITs such as Host Marriott, high gas prices have continued to keep pressure on their shares. Among Financials, Astoria Financial and Bank of America led on the downside.

Q.    What is your outlook?

A. We remain aggressively bullish in our intermediate and long-term outlook for high-yielding equity securities, especially those that have not garnered significant attention on Wall Street. While groups such as large cap Utilities, Financials and select types of REITs appear either overvalued or have earnings that will continue to suffer as the yield curve flattens, our focus on identifying well-managed, financially sound companies in areas overlooked by traditional income managers should continue to produce attractive opportunities to capture both above-market yields and total return. If the Federal Reserve is successful in fighting inflation, long term bond yields should remain at or near current levels which would maintain the attractiveness of high yielding equities to income oriented investors.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              River
          Road Dynamic       Russell 3000   Morningstar(R) Mid Value
        Equity Income Fund       Index           Funds CategorY
Jun-05          10000            10000                10000
Jul-05          10331            10410                10444
Oct-05          10030            10206                10080

            River Road Dynamic Equity Income Fund -- $10,030
            Russell 3000 Index -- $10,206
            Morningstar(R) Mid Value Funds Category -- $10,080

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                        RETURNS FOR PERIOD ENDED 10/31/05

                        Total Return - Class N
                        ---------------------------------
                        Cumulative from Inception 0.30%
                        ---------------------------------
                        Inception Date 06/28/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 2

ABN AMRO FUNDS
--------------

GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                              Bernard F. Myszkowski, CFA & Richard S. Drake, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Growth Fund Class N, Class I and Class R posted total returns of 4.38%, 4.69% and 4.16%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Large Growth Funds Category, returned 10.24% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P(R) 500 Index"), returned 8.72%.

Q.    Can you describe the investment environment?

A. Although they posted positive returns for the period, large-cap stocks continued to lag their smaller-cap counterparts, and growth stocks were trumped by value stocks throughout much of the period. However, during the final months of the fiscal year, large growth stocks regained some of their footing amid a growing recognition that they were trading at bargain prices relative to small cap and value stocks.

Q.    What factors influenced the Fund's performance during the past year?

A. The largest contributor to the portfolio's underperformance was the lack of exposure to the Energy Sector. As oil and gas prices surged higher, Energy stocks were far and away the market's best-performing group. Historically, these companies have not shown the long-term earnings stability and revenue growth that qualify a stock for our growth style of management.

      Our overweighting in the Healthcare sector aided returns, as it outpaced the broader market during the period. Stock selection within the group also worked in our favor, with global biotechnology company Amgen topping our list. The company rode high demand for its anemia and infection-fighting drugs, which resulted in better-than-expected profit growth. Investors also were excited about the company's two potential billion dollar drugs in its development pipeline, a bone-growth promoter for the treatment of osteoporosis and treatment for the prevention of anemia in patients with congestive heart failure. Elsewhere in the Healthcare sector, Gilead Sciences was another winner, bolstered by stronger sales of its HIV drugs and, more recently, robust demand for its influenza drug Tamiflu. Pharmacy-benefit manager Express Scripts posted strong gains, as a shift to generic drugs and growing mail order business boosted profits. Medical device maker Medtronic was another winner, boosted by robust sales and earnings growth. But the Healthcare sector also handed us one of our biggest disappointments. Pzifer continued to struggle amid worries over the expiration of some its patents and rising competition from generic drugs.

      Our overweighting in Technology stocks also aided performance. Among our holdings in this area, Electronic Arts, a leading developer, marketer and distributor in the interactive software gaming industry, was a strong performer. We also enjoyed gains with QUALCOMM and Texas Instruments. Among our Discretionary holdings, high energy prices took a bite out of investments such as discount retailers Dollar General and Kohl's.

Q.    What is your outlook?

A. In our view, rising interest rates, inflation fears and economic uncertainty could very well be the catalysts for growth stocks to outperform in the year to come. Large cap growth stocks could also benefit to the extent that investors realize that, in many cases, they are trading at a discount to smaller, value oriented companies. As for earnings, we believe that profit growth among the companies we favor will be positive, although moderate. We continue to believe that our process is positioned to return above-average rates of return over entire market cycles, and we plan to monitor economic events very closely.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                         S&P(R)    Morningstar(R) Large Growth
         Growth Fund   500 Index         Funds Category
Dec-93      10000       10000              10000
Oct-94      10173       10360              10439
Oct-95      13088       13096              13016.4
Oct-96      16619       16250              15529.9
Oct-97      20801       21466              19781.9
Oct-98      26090       26185              22873.8
Oct-99      33321       32902              31321.2
Oct-00      39858       34902              36661.4
Oct-01      29514       26214.9            23228.7
Oct-02      26929       22256.4            19061.5
Oct-03      30689       26883.6            23096.8
Oct-04      31589       29413.3            23886.7
Oct-05      32971       31978.1            26333

      Growth Fund -- $32,971
      S&P(R) 500 Index -- $31,978
      Morningstar(R) Large Growth Funds Category -- $26,333

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                    RETURNS FOR PERIOD ENDED 10/31/05

                    Average Annual Total Returns - Class N
                    --------------------------------------
                    One Year                          4.38%
                    Five Year                        (3.72)%
                    Ten Year                          9.68%
                    --------------------------------------
                    Inception Date 12/13/93

                    Average Annual Total Returns - Class I
                    --------------------------------------
                    One Year                          4.69%
                    Five Year                        (3.46)%
                    Since Inception                  (1.87)%
                    --------------------------------------
                    Inception Date 07/31/00

                    Average Annual Total Returns - Class R
                    --------------------------------------
                    One Year                          4.16%
                    Five Year                          N/A
                    Since Inception                   8.15%
                    --------------------------------------
                    Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.


                                                                             | 3

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Montag & Caldwell Growth Fund Class N, Class I and Class R posted total returns of 8.72%, 8.99% and 8.50%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Large Growth Funds Category, returned 10.24% and the Fund's benchmark, the S&P(R) 500 Index, returned 8.72%.

Q.    Can you describe the investment environment?

A. As measured by the S&P(R) 500 Index, the stock market, led by technology stocks, climbed at the close of 2004 despite a decline in earnings estimates for 2005. During the first months of 2005, the stock market moved lower due to concerns over higher oil prices, rising interest rates, and expectations of slowing economic growth. A market rally took hold in the spring amid receding fears of an economic "soft patch." The level of uncertainty increased in the aftermath of the nation's Gulf Coast crisis and with the continued rising energy prices and higher short-term interest rates pressuring the market.

Q.    What factors influenced the Fund's performance during the past year?

A. The largest positive contribution to performance for the Fund came from the Energy sector, with holdings in ConocoPhillips, Schlumberger, and Halliburton benefiting from the supply-demand imbalances that resulted from the underinvestment and capacity rationalization following the last major cycle in the early 1980s. Good stock selection in the Consumer Staples and Healthcare sectors added to returns with gains from Gillette, Colgate-Palmolive, PepsiCo, Genentech and Amgen. Based on our analysis, these continue to offer stable double digit earnings growth at compelling valuations. The Industrials and Technology sectors were detractors from performance as UPS and 3M faced greater challenges in maintaining earnings momentum, and Maxim Integrated Products and QUALCOMM's earnings' expectations moderated in the near term.

Q.    What is your outlook?

A. While consumer spending will be negatively impacted by higher energy prices and rising interest rates, increased federal government spending on rebuilding activities and employment programs will contribute to economic growth. We anticipate the market will continue to be range bound for the remainder of 2005 and into 2006. We think the stock market should become increasingly volatile due to rising interest rates and a more challenging corporate profit environment. We remain optimistic regarding the outlook for large-capitalization growth stocks. Growth stocks and large-cap stocks have underperformed value stocks and small-cap stocks, respectively, for the past five years, resulting in very attractive valuation levels for the high quality, large-cap growth stocks held in the Fund. We believe these types of companies are capable of generating consistent earnings gains in the more moderate economic and corporate profit environment we project and that their shares offer significant appreciation potential from current levels.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                   Morningstar(R)
               Montag & Caldwell     S&P 500(R)     Large Growth
                  Growth Fund          Index       Funds Category
Nov-94               10000             10000            10000
Oct-95               13187             12641            12469
Oct-96               17131             15685            14877
Oct-97               22925             20720            18950
Oct-98               27027             25277            21912
Oct-99               34958             31761            30004
Oct-00               34623             33692            35120
Oct-01               28608             25306            22252
Oct-02               24271             21485            18260
Oct-03               26452             25952            22125
Oct-04               27482             28394            22882
Oct-05               29878             30870            25225

            Montag & Caldwell Growth Fund -- $29,878
            S&P(R)500 Index -- $30,870
            Morningstar (R) Large Growth Funds Category -- $25,225

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                 RETURNS FOR PERIOD ENDED 10/31/05

                 Average Annual Total Returns - Class N
                 ------------------------------------------------
                 One Year                                  8.72%
                 Five Year                                (2.91)%
                 Ten Year                                  8.52%
                 ------------------------------------------------
                 Inception Date 11/02/94

                 Average Annual Total Returns - Class I
                 ------------------------------------------------
                 One Year                                  8.99%
                 Five Year                                (2.63)%
                 Since Inception                           7.49%
                 ------------------------------------------------
                 Inception Date 06/28/96

                 Average Annual Total Returns - Class R
                 ------------------------------------------------
                 One Year                                  8.50%
                 Five Year                                  N/A
                 Since Inception                           8.25%
                 ------------------------------------------------
                 Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.


| 4

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                               Philip Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, TAMRO Large Cap Value Fund, Class N returned 9.98%. By comparison, the Fund's peer group, the Morningstar(R) Large Value Funds Category, returned 9.93% and its benchmark, the S&P(R)/Barra Value Index, returned 10.17%.

Q.    How did you view the market environment over the period?

A. Led by strong performance registered in the final months of 2004, U.S. equity markets posted solid gains during the past twelve months. Contrary to worries at the onset of 2005, the economy proved stable and resilient, buoyed by strong corporate earnings growth and steady job and housing markets which helped offset surging oil prices and rising short-term interest rates. The market was led by the energy and utilities groups, which overshadowed all other sectors. Mid-cap and small-cap stocks outperformed large-caps and value stocks bested growth stocks.

      We have continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
      Consolidation, Restructuring and New Products.

Q.    What factors affected the Fund's performance?

A. Benefiting performance was our overweight in Energy stocks. Our biggest winners in that sector were Transocean, a leading offshore drilling contractor, and Anadarko Petroleum, the world's largest exploration and production company. Also helping our returns was our underweight in the Financial sector, which trailed the market averages as interest rates rose. Stock selection within the Financials group also worked out well, particularly our holdings of insurers in our restructuring theme including Prudential Financial, UnumProvident and Lowes. Elsewhere among Financials, Goldman Sachs performed well, thanks to strong financial results from its main lines of business, including investment banking, trading, asset management and securities.

      Detracting from performance were traditional media companies Comcast and Time Warner, who suffered amid concerns about future profitability in light of the move of advertisers toward online media. Although we didn't have a large exposure to the Retail sector, Wal-Mart Stores was a disappointment as same store sales growth came in lower than management's guidance. Finally, performance was hurt by our decision to underweight the strong-performing Utility sector, due to our decision to cut our stake in the sector early in the period given what we viewed as the stocks' expensive valuations.

Q.    What's your outlook?

A. In our view, the deleterious effects of high energy costs and rising interest rates on the economy and investor confidence soon will begin to dissipate. At the end of the period, stocks were seemingly priced for a worst-case economic scenario. We believe those fears are overdone, and that stocks are poised for better performance in the year ahead. We're also heartened by the fact that many former growth stocks also now trade at attractive valuations and fit our criteria of "value." As a result, we believe we'll be able to continue to improve the Fund's overall credit quality by adding great leading companies at a reasonable price. No matter what the environment, we'll focus on identifying opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                        TAMRO                       Morningstar(R)
                   Large Cap Value   S&P(R)/Barra    Large Value
                        Fund         Value Index    Funds Category
11/30/2000              10000           10000           10000
Apr-01                  10570           10495           10278
Oct-01                   9689            8599            9132
Apr-02                  10232            8935            9794
Oct-02                   8525            7241            7944
Apr-03                   9028            7629            8302
Oct-03                  10459            9038            9660
Apr-04                  11486            9759           10421
Oct-04                  11627           10345           10849
Oct-05                  12788           11397           11926

              TAMRO Large Cap Value Fund -- $12,788
              S&P(R)/Barra Value Index -- $11,397
              Morningstar(R) Large Value Funds Category -- $11,926

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                 RETURNS FOR PERIOD ENDED 10/31/05

                 Average Annual Total Returns - Class N
                 ------------------------------------------------
                 One Year                                  9.98%
                 Five Year                                  N/A
                 Since Inception                           5.13%
                 ------------------------------------------------
                 Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                             | 5

ABN AMRO FUNDS
--------------

VALUE FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                                    Team Managed

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Value Fund, Class N, returned 11.48%. By comparison, the Fund's peer group, the Morningstar(R) Large Value Funds Category, returned 9.93%, while the Fund's benchmark, the Russell 1000 Value Index, returned 11.86% for the same twelve month period. For the period from its inception on September 20, 2005 through October 31, 2005, the Fund's Class IShares returned (1.62)%. For the period from September 30, 2005 through October 31, 2005, the Morningstar(R) Large Value Funds Category returned (2.15)%, while the Russell 1000 Index returned (2.54)%.

Q.    Can you describe the investment environment?

A. Stocks posted decent gains despite the headwinds of rising interest rates, high energy prices and the threat of inflation. Throughout most of the period, lower-quality securities outpaced higher quality securities, reflecting investors' increased appetite for risk. Among the best performing industry groups were Energy, which soared as energy costs skyrocketed, and high-yielding sectors such as Electric Utilities and Real Estate Investment Trusts (REITs).

Q.    What factors influenced the Fund's performance during the past year?

A. Our stock selection in the Energy sector was the biggest contributor to our performance relative to the benchmark. Unocal, which was acquired by Chevron after a much-publicized bidding war with China's leading oil concern, was the single biggest contributor to performance. Integrated oil company ConocoPhillips also was a strong performer, benefiting from above average production growth and its exposure to refining. Elsewhere in the Energy sector, EOG Resources scored well. This independent oil and gas producer benefited from a combination of higher energy prices and investors' excitement over the company's natural gas drilling activity in a prolific area in Fort Worth, Texas. Our overweighting in Consumer Staples also helped performance. In that segment, our best performer was Altria Group, which benefited from improving litigation environment and investors' growing enthusiasm over a potential break up of the large conglomerate. We also were helped by an overweighting in Transportation stocks, as well as advantageous stock selection in the sector. Railway company Burlington Northern Sante Fe was our standout, enjoying improved operating margins as it took market share from trucking companies. Stock selection in the Healthcare sector also worked in our favor. In the Financial sector, we saw good returns from MetLife and Goldman Sachs Group.

      In  contrast,  the  biggest  detractor  from  performance  was  our  stock selection in the Retailing sector, with The Gap detracting from performance due to lackluster sales performance and disappointing same-store sales results. Our overweight in Basic Materials companies also hurt returns, as they were hit hard by high energy costs and lagged the overall market. Our long-held holding in Fannie Mae also disappointed, due in large measure to concerns over the company's accounting practices.

Q.    What is your outlook?

A. We remain optimistic regarding the environment for our high-quality, lower-risk value equity strategy. While quality is still not being appreciated to the degree that we believe it should be, we continue to emphasize companies with these attributes as we believe it to be the best strategy to create long-term value for our shareholders.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                            Morningstar(R)
                  Value     Russell 1000   Large Value Funds
                  Fund      Value Index        Category
1/4/93*           10000       10000             10000
Dec-93            10666       11807             11393
Dec-94            10666       11573.2           11330.3
Dec-95            14082       16012.7           15030.8
Dec-96            16959       19477.9           18080.6
Dec-97            22131       26330.2           23043.7
Dec-98            23340       30445.6           25686.8
Dec-99            25941       32683.3           27109.9
Dec-00            25765       34974.4           29712.4
Oct-01            20907       30487.2           26619.3
Oct-02            19321       27432.4           23156.2
Oct-03            22475       33706.2           28157.9
Oct-04            26044       38913.8           31624.1
Oct-05            29034       43529             34764

             Value Fund -- $29,034
             Russell 1000 Value Index -- $43,529
             Morningstar(R) Large Value Funds Category -- $34,764

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                 RETURNS FOR PERIOD ENDED 10/31/05

                 Average Annual Total Returns - Class N
                 ------------------------------------------------
                 One Year                                 11.48%
                 Five Year                                 2.22%
                 Ten Year                                  8.13%
                 ------------------------------------------------
                 Inception Date 01/04/93

                 Total Return - Class I
                 ------------------------------------------------
                 Cumulative from Inception                (1.62)%
                 ------------------------------------------------
                 Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 6

ABN AMRO FUNDS
--------------

VEREDUS SELECT GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
      B. Anthony Weber, Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Veredus Select Growth Fund, Class N, returned 15.23%. In comparison, the Fund's peer group, the Morningstar(R) Large Growth Funds Category, returned 10.24%, and its benchmarks, the Russell 1000 Growth Index and the Russell 1000 Index returned 8.81% and 10.47%, respectively.

Q.    Can you describe the investment environment?

A. Stocks performed well during the period, especially given the long list of headwinds they encountered along the way. Even though the economy continued to expand at a better-than-expected pace and earnings growth was surprisingly solid, high energy prices and rising interest rates periodically weighed on stock prices. At the end of the period, conditions were particularly challenging as sentiment turned less bullish amid perceptions that inflation pressures were building and the consumer was languishing. The Energy and Utilities groups led the market's gains for the period, while mid-cap and small-cap stocks outperformed large-caps and value stocks outpaced growth stocks.

Q.    What factors influenced the Fund's performance during the past year?

A. One of the primary reasons for the Fund's outperformance of its benchmarks and peer group was good stock selection across a range of sectors. Not surprisingly, the most significant contributors to performance were driven by large positive earnings surprises, as well as significant and sustained increases in earnings expectations over the course of the year. Chicago Mercantile Exchange, the world's largest futures exchange, was one of our best performing holdings, benefiting from an increase in trading volumes, coupled with the secular move toward more profitable electronic trading platforms. NVIDIA, a semiconductor company specializing in cutting-edge graphics chips, also meaningfully contributed to returns, bolstered by strong demand for its products. Elsewhere in the Technology sector, we were helped by our holdings in Autodesk, which enjoyed rapidly increasing demand for computer aided design products. Toll Brothers, which builds less economically sensitive high-end homes, also scored well as the housing market remained strong throughout most of the period. For similar reasons, homebuilders Centex and Ryland Group were positive contributors. In the Healthcare sector, biotechnology holdings Genzyme and Gilead Sciences were bolstered by the success of new products.

      Our relatively small exposure to the best-performing energy stocks was the biggest drag on performance. We also lost ground with Harley-Davidson, which slumped after the company posted disappointing earnings. Finally, some technology holdings, namely BMC Software, Cognos and ATI, all struggled to meet expectations in a tepid corporate spending environment for technology.

Q.    What is your outlook?

A. We believe that we're nearing the end of the current cycle of interest rate hikes, which should give the market a reprieve from the back and forth action that has made for such challenging conditions over the past two years. There are other positive developments that support our bullish outlook for stocks. Our view is that high energy prices have been a function of speculative fever, rather than a fundamental supply and demand imbalance. Once that fever subsides, we believe oil prices will plummet. Furthermore, we don't believe inflation will flare up. The waning influence of labor unions in the United States and a lower-cost global workforce will keep downward pressure on worldwide wages. Additionally, corporate profits are extremely strong and companies are generating an enormous amount of free cash flow that ultimately will find its way back into the economy.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                               Morningstar(R)
              Veredus Select   Russell 1000   Russell 1000   Large Growth Value
                Growth Fund       Index       Growth Index    Funds Category
12/30/01          10000           10000          10000            10000
Apr-02             9030            9497           8946             9155
Oct-02             7290            7845           7347             7470
Apr-03             7550            8218           7662             7736
Oct-03             9330            9596           8950             9052
Apr-04             9700           10183           9320             9303
Oct-04            10310           10492           9252             9363
Oct-05            11880           11591          10067            10321

           Veredus Select Growth Fund -- $11,880
           Russell 1000 Index -- $11,591
           Russell 1000 Growth Index -- $10,067
           Morningstar(R) Large Growth Funds Category -- $10,321

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                 RETURNS FOR PERIOD ENDED 10/31/05

                 Average Annual Total Returns - Class N
                 ------------------------------------------------
                 One Year                                 15.23%
                 Five Year                                  N/A
                 Since Inception                           4.60%
                 ------------------------------------------------
                 Inception Date 12/31/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                             | 7

ABN AMRO FUNDS
--------------

MID CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Mid Cap Fund, Class N and Class I, returned 4.43% and 4.69%, respectively. For the same 12-month period, the Fund's peer group, the Morningstar(R) Mid-Cap Blend Funds Category, produced a total return of 14.21%, while the Fund's benchmark, the S&P(R) 400 Mid-Cap Index, returned 17.65% and the broader market S&P(R) 500 Index returned 8.72%.

Q.    Can you describe the investment environment?

A. As a group, mid-cap stocks posted strong gains during the period, primarily driven by strength in the financial, Energy and Utility sectors. Yield-hungry investors continued to seek out investments in those sectors, particularly Utilities because they provided relatively attractive levels of income versus fixed-income alternatives. Beyond these sectors, overall mid-cap performance was relatively flat and more or less struggled to hang onto the gains it enjoyed early in the period as it battled against the headwinds of rising interest rates, high-energy prices and economic uncertainty.

Q.    What factors influenced the Fund's performance during the past year?

A. Our underperformance versus our peer group was driven primarily by our significant underweighting in the high-flying Energy sector and our lack of exposure to Finance and Utilities. Instead of chasing the strong returns of these sectors, we continued to employ a bottom-up approach to stock selection, emphasizing companies with good top-line growth, attractive valuations and the demonstrated ability to grow market share. That said, some of our energy-related holdings were also among our best performers during the period. FMC Technologies (FTI) enjoyed rising profits fueled by increased demand for its technology systems designed for the energy industry. Veritas DGC (VTS) also performed well, thanks to robust demand for the company's seismic data services, which identify subsurface conditions for exploration.

      We also suffered from our overweighting in technology stocks in general, which lagged the overall market. In that group, our biggest disappointment was Unisys (UIS), which stumbled amid concerns about its sales, marketing and branding efforts. We continue to believe that the company's shares are undervalued, and are confident that the company will regain its footing and ability to execute.

      Among the positive contributors to the Fund's performance was Progress Software (PRGS), a maker of software development applications, which enjoyed strong profit and sales growth. Our holdings in York International
      (YRK), an industrial heating and refrigeration systems company, which was acquired by Johnson Controls, was another great performer. USF (USFC) also made a noteworthy contribution albeit with a somewhat smaller portfolio weight, following the announcement that Yellow Roadway (YELL) would acquire it. We saw good gains with Monsanto (MON), which was boosted by strong global demand for the company's genetic seed technology. Monsanto gained in excess of 260% over our three-year holding period. Rounding out our top performers list were pharmaceutical company Alpharma (ALO), a specialty pharmaceutical company with a range of products for human and animal health; and trucking company CNF (CNF), which provides supply chain management through logistics and freight trucking.

Q.    What is your outlook?

A. We believe that higher energy prices will continue to have a slowing effect on the economy as high raw material prices have become embedded in higher costs, indicating the potential for declining profit margins and inflationary pressures, which could trend higher than many observers expect. Given those considerations, conditions consistent with periods of stagflation may take hold. Despite this uncertain outlook, we believe the mid-cap sector continues to provide attractive investment opportunities. No matter what the economic or stock market backdrop, we'll remain committed to our fundamentals-based philosophy of investing for the long-term in undervalued companies with underlying growth.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                    Morninstar(R)
                                   S&P(R) 400    Mid-Cap Blend Funds
                   Mid Cap Fund  Mid-Cap Index        Category
Sep-94                 10000         10000             10000
Oct-94                 10250          9921             10009
Oct-95                 12189         12025             11949
Oct-96                 15420         14111             14111
Oct-97                 20582         18721             18456
Oct-98                 18413         19974             18312
Oct-99                 18840         24180             22248
Oct-00                 26201         31833             27839
Oct-01                 27097         27870             24785
Oct-02                 24963         26538             22933
Oct-03                 35359         34661             30150
Oct-04                 40338         38487             33720
Oct-05                 42124         45280             38512

             Mid Cap Fund -- $42,124
             S&P(R) 400 Mid-Cap Index -- $45,280
             Morninstar(R) Mid-Cap Blend Funds Category -- $38,512

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

                 RETURNS FOR PERIOD ENDED 10/31/05

                 Average Annual Total Returns - Class N
                 ------------------------------------------------
                 One Year                                  4.43%
                 Five Year                                 9.96%
                 Ten Year                                 13.20%
                 ------------------------------------------------
                 Inception Date 09/19/94

                 Average Annual Total Returns - Class I
                 ------------------------------------------------
                 One Year                                  4.69%
                 Five Year                                  N/A
                 Since Inception                           1.32%
                 ------------------------------------------------
                 Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 8

ABN AMRO FUNDS
--------------

RIVER ROAD SMALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
             James C. Shircliff, CFA, Henry W. Sanders III, CFA & R. Andrew Beck

Q.    How did the Fund perform during the period ended October 31, 2005?

A. For the inception period that began on June 28, 2005 and ended October 31, 2005, the River Road Small Cap Value Fund, Class N, returned 2.80%. In comparison, the Fund's peer group, the Morningstar(R) Small Cap Value Funds Category, returned 1.23% and its benchmark, the Russell 2000 Value Index, returned 0.50% for the period from June 30, 2005 through October 31, 2005.

Q.    Can you describe the investment environment?

A. The overall environment for small-cap stocks has been positive, with the Russell 2000 Value Index outperforming the S&P(R) 500 Index in three of the last four quarters. Value has also performed favorably, relative to growth. Unfortunately, with the small-cap cycle in its seventh year, it is becoming increasingly difficult to find high quality firms that meet our absolute value investment criteria.

Q.    What factors influenced the Fund's performance during the past year?

A. We are bottom-up investors. In addition, we typically invest in companies with little or no formal Wall Street research coverage. As a result, our companies often do not correlate with broad sector or index trends. For example, over the past four months, the Consumer Discretionary and Staples sectors have been among the worst performing in the Russell 2000 Index. However, many of our best performing holdings have been consumer-related. These include laundry services provider Mac-Gray, Mexico's leading chicken producer, Industrias Bachoco, and leading snack food distributor J&J Snack Foods.

      The Fund also benefited from corporate actions affecting several larger positions. These actions included an inside offer to buy all outstanding shares of New Valley, an outside exploratory offer to purchase lottery operator GTECH Holdings, and a de-merger share distribution by BB Holdings, formerly Carlisle Holdings Group. A number of smaller holdings also benefited from corporate events, including buyout offers for Imagistics and De Rigo.

      The lack of traditional Technology stocks in the portfolio appeared to be the biggest drag on relative performance during the quarter. Identifying attractive investment candidates in the Technology sector remains a challenge, as it is difficult to identify traditional technology firms that meet the management team's investment criteria of discounted absolute valuation and business model predictability/sustainability.

Q.    What is your outlook?

A. Fundamentally, the business environment looks positive. Businesses are flush with cash and Russell 2000 earnings are forecast to grow a strong, but slowing, 10% year-over-year. The macro environment, however, presents a darker picture. Sustained high energy costs and rising interest rates are creating significant headwinds, especially for the consumer. With small-cap stocks trading at roughly 21 times earnings and 12 times cash flow, the road is likely to get a lot bumpier ahead. That being said, we believe the Fund's Absolute Value strategy, with its focus on investing in firms having sustainable, predictable business models, is well suited for this environment and can continue to deliver attractive returns for our investors.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                              Morningstar(R)
         River Road Small Cap                              Small Cap Value Funds
              Value Fund        Russell 2000 Value Index         Category
Jun-05          10000                     10000                    10000
Jul-05          10520                     10569                    10571
Oct-05          10280                     10050                    10123

            River Road Small Cap Value Fund -- $10,280
            Russell 2000 Value Index -- $10,050
            Morningstar(R) Small Cap Value Funds Category -- $10,123

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

                      RETURNS FOR PERIOD ENDED 10/31/05

                      Total Return - Class N
                      ----------------------------------
                      Cumulative from Inception    2.80%
                      ----------------------------------
                      Inception Date 06/28/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                             | 9

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, TAMRO Small Cap Fund, Class N, returned 9.16%. By comparison, the Fund's peer group, the Morningstar(R) Small Blend Funds Category, produced a total return of 13.73%, while its benchmark, the Russell 2000 Index, returned 12.08% for the same twelve month period. For the period from its inception on January 4, 2005 through October 31, 2005, the Fund's Class I Shares returned 2.28%. For the period December 31, 2004 through October 31, 2005, the Morningstar(R) Small Blend Funds Category returned 2.15%, while the Russell 2000 Index returned 0.17%.

Q.    How did you view the market environment over the period?

A. Led by strong performance registered in the final months of 2004, U.S. equity markets posted solid gains during the past twelve months. Contrary to worries at the onset of 2005, the economy proved stable and resilient, buoyed by strong corporate earnings growth and steady job and housing markets which helped offset surging oil prices and rising short-term interest rates. The market was led by the Energy and Utilities groups, which overshadowed all other sectors. Mid-cap and small-cap stocks outperformed large-caps and value stocks bested growth stocks.

      We have continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
      Consolidation, Restructuring and New Products.

Q.    What factors affected the Fund's performance?

A. Our underperformance of our benchmark and peer group can partly be attributed to our overweighting in the Consumer Discretionary sector, which lagged the market overall. In particular, our holdings in casual dining restaurant company O'Charley's and retailers Cost Plus and Sharper Image proved disappointing as each struggled with execution issues and softer sales due to higher energy prices. Our overweight in the Technology sector also was a drag on the portfolio this year, with some of the weakest performers including Internet Security Systems, TIBCO Software, Viisage Technology.

      Benefiting performance was our stake in Helmerich & Payne, an oil well contract drilling company with interests primarily in the United States and Latin America. Since the company decided to focus exclusively on drilling rigs and spin off its exploration and production subsidiary, management has grown its fleet of rigs by 50 percent and successfully developed some of the most efficient rigs among oil well contract drillers. Rising oil prices also helped the company, as they did oil service company Tidewater. Also aiding our returns was an underweight exposure to Financial stocks, which underperformed as interest rates rose. Stock selection in Financials also benefited performance, helped by our focus on strong-performing REITS, including Inn Keepers USA Trust, and securities broker, such as Raymond James Financial. Another individual standout was NetFlix, a new products play that is the world's largest online DVD rental service.

Q.    What's your outlook?

A. In our view, the deleterious effects of high energy costs and rising interest rates on the economy and investor confidence soon will begin to dissipate. At the end of the period, stocks were seemingly priced for a worst-case economic scenario. We believe those fears are overdone, and that stocks are poised for better performance in the year ahead. No matter what the environment, we'll continue to identify opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                 Morningstar(R)
                                                               Small Blend Funds
               TAMRO Small Cap Fund     Russell 2000 Index          Category
11/30/2000             10000                   10000                 10000
Apr-01                 11460                   10947                 10459
Oct-01                 10774                    9729                  9761
Apr-02                 13928                   11678                 11955
Oct-02                 10603                    8603                  9093
Apr-03                 11826                    9253                  9578
Oct-03                 15919                   12334                 12467
Apr-04                 17446                   13140                 13507
Oct-04                 17538                   13780                 14153
Oct-05                 19144                   15445                 16096

            TAMRO Small Cap Fund -- $19,144
            Russell 2000 Index -- $15,445
            Morningstar(R) Small Blend Funds Category -- $16,096

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

                     RETURNS FOR PERIOD ENDED 10/31/05

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                         9.16%
                     Five Year                         N/A
                     Since Inception                 14.12%
                     --------------------------------------
                     Inception Date 11/30/00

                     Total Return - Class I
                     --------------------------------------
                     Cumulative from Inception        2.28%
                     --------------------------------------
                     Inception Date 01/04/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 10

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                  B. Anthony Weber & Charles P. McCurdy,Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Veredus Aggressive Growth Fund, Class N and Class I, returned 12.85% and 13.23%, respectively. In comparison, the Fund's peer group, the Morningstar(R) Small Growth Funds Category, returned 11.89%, and its benchmarks, the Russell 2000 Index and the Russell 2000 Growth Index, returned 12.08% and 10.91%, respectively.

Q.    Can you describe the investment environment?

A. Stocks performed well during the period, especially given the long list of headwinds they encountered from time to time. While earnings and economic growth remained strong, high energy prices and rising energy prices periodically dogged the equity markets. At the end of the period, conditions were particularly challenging as sentiment turned less bullish amid perceptions that inflation pressures were building and the consumer was flagging. The Energy and Utilities groups led the market's gains, while mid-cap and small-cap stocks outperformed large-caps and value stocks outpaced growth stocks.

Q.    What factors influenced the Fund's performance during the past year?

A. One of the primary reasons for the Fund's outperformance of its benchmarks and peer group was good stock selection across a range of sectors. In the Financial sector, The Chicago Mercantile Exchange, the world's largest futures exchange, was one of our best performing holdings. The company posted strong earnings gains and lifted earnings guidance for 2006, thanks in large part to the overall increase in trading value and the secular move toward electronic trading platforms. Materials company Cleveland Clifts was another strong contributor, lifted by strong demand for basic materials in an environment where industry capacity had been reduced. We sold our stake in the company to lock in gains and look for opportunities elsewhere. Shrinking industry capacity also helped bolster our holdings in regional airline AirTran Holdings, which was a prime beneficiary of the bankruptcy filings of Delta Air Lines and Northwest Airlines. The strong housing conditions that prevailed during most of the period lifted the stock prices of homebuilder holdings Toll Brothers, The Ryland Group and Beazer Homes USA.

      Most of our disappointments derived from the Technology sector, in which the Fund was underweight relative to the index. As a group, technology stocks lagged in response to lackluster corporate spending on technology and the absence of a "killer application" that would ignite demand for tech products and services. In the sector, some of the most significant drags on performance were AMC, Sigmatel and RSA Security. We also lost ground with steel maker Wheeling-Pittsburg, which stumbled in part as falling steel prices and higher raw materials costs hurt its results.

Q.    What is your outlook?

A. We believe that we're nearing the end of the current cycle of interest rate hikes, which should give the market a reprieve from the back and forth action that has made for such challenging conditions over the past two years. There are other positive developments that support our bullish outlook for stocks. Our view is that high energy prices have been a function of speculative fever, rather than a fundamental supply and demand imbalance. Once that fever subsides, we believe oil prices will plummet. Furthermore, we don't believe inflation will flare up. The waning influence of labor unions in the United States and a lower-cost global workforce will keep downward pressure on worldwide wages. Additionally, corporate profits are extremely strong and companies are generating an enormous amount of free cash flow that ultimately will find its way back into the economy.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                            Morningstar(R) Small
         Veredus Aggressive   Russell 2000   Russell 2000      Growth Funds
            Growth Fund          Index       Growth Index         Category
Jun-98          10000             10000          10000             10000
Oct-98           8620              8311           8169              8234
Oct-99          16630              9547          10561             11859
Oct-00          25502             11209          12269             16475
Oct-01          22931              9612           8403             11921
Oct-02          14961              8500           6590              9723
Oct-03          19913             12187           9659             13727
Oct-04          21246             13616          10193             14356
Oct-05          23977             15261          11305             16063

           Veredus Aggressive Growth Fund -- $23,977
           Russell 2000 Index -- $15,261
           Russell 2000 Growth Index -- $11,305
           Morningstar(R) Small Growth Funds Category -- $16,063

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

                     RETURNS FOR PERIOD ENDED 10/31/05

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                       12.85%
                     Five Year                      (1.23)%
                     Since Inception                12.66%
                     --------------------------------------
                     Inception Date 06/30/98

                     Average Annual Total Returns - Class I
                     --------------------------------------
                     One Year                       13.23%
                     Five Year                        N/A
                     Since Inception                 0.93%
                     --------------------------------------
                     Inception Date 10/05/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                            | 11

ABN AMRO FUNDS
--------------

REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                              Nancy J. Holland, & Joseph Pavinca

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Real Estate Fund, Class N, produced a total return of 18.06%. By comparison, the Fund's peer group, the Morningstar(R) Specialty-Real Estate Funds Category, returned 17.47%, and the Fund's benchmark, the MSCI US REIT Index, formerly known as Morgan Stanley REIT Equity Index, returned 17.64% for the same twelve month period. For the period from its inception on September 20, 2005 through October 31, 2005, the Fund's Class I Shares returned (2.46)%. For the period September 30, 2005 through October 31, 2005, the Morningstar(R) Specialty-Real Estate Funds Category returned (2.26)%, while the MSCI US REIT Index returned (2.38)%.

Q.    How would you describe the investment environment?

A. Real estate stocks continued to outperform the broader stock market, fueled by strong demand from yield-hungry individual and institutional investors. The resulting steady flow of capital into real estate pushed REIT stocks higher. Further fueling REITs were improving fundamentals for many segments, such as rising rents, fewer vacancies and higher property values. In the final months of the period, however, REITs hit a rough patch. Longer-term interest rates spiked higher, making less risky investments in U.S. Treasury securities look more attractive relative to REITs. The other factor weighing on REIT performance was valuation concerns in light of the fact that REIT stocks had outperformed broader stock market measures for the fifth straight year.

Q.    What factors influenced the Fund's performance during the past year?

A. Our overweight positions in the Self Storage segment, as well as our stock selection there, proved beneficial to the Fund and was one of the biggest drivers of our outperformance versus our benchmark and peer group. Self Storage companies benefited from favorable supply and demand conditions, and a dearth of players in the sector that yielded economies of scale through acquisition opportunities. One of the strongest performers in the sector was Public Storage, which we sold after it had registered large gains for the Fund. Our decision to replace that holding with smaller, more nimble players including U-Store-It and Extra Space Storage, also worked in our favor. Stock selection in the Mall group also proved beneficial, with names such as CBL & Associates Properties, General Growth Properties and Simon Property Group all benefiting from strong tenant demand that drove positive earnings performance throughout most of the period. That said, our holdings in mall company Mills detracted from returns as the company recently offered reduced earnings guidance.

      In the Industrial sector, our holding in AMB Property was buoyed in part by its growing international business. Although we maintained a neutral stake in Hotels, stock selection in that group aided our outperformance, with Orient Express Hotels and Sunstone Hotel Investors posting very strong gains. We remained underweighted in the Office sector, but continued to gradually add to our holdings there. The sector tends to lag economic expansion and job growth, and we have focused on companies concentrated in the strongest markets, including New York and Washington, D.C.

Q.    What is your outlook?

A. Our outlook calls for continued improving fundamentals in most sectors. However, we think that the sector's gains will moderate given their very strong advance over the past five years. Thus, we caution investors not to expect the same level of returns from REITs going forward. Regardless of what transpires, we will continue to focus on quality real estate companies with excellent earnings and dividend growth prospects who are run by highly capable, value-added management teams. We continue to believe that real estate has proven its value as a diversifier and has earned a place in investors' portfolios.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                           Morningstar(R)
                                                    Specialty-Real Estate Funds
            Real Estate Fund   MSCI US REIT Index             Category
12/31/97*        10000                10000                    10000
Dec-98            8721                 8310                     8395
Dec-99            8431                 7932                     8192
Dec-00           10856                10059                    10407
Oct-01           10806                10453                    10616
Oct-02           11522                11152                    11346
Oct-03           15406                14937                    15173
Oct-04           20141                19344                    19574
Oct-05           23777                22756                    22994

        Real Estate Fund -- $23,777
        MSCI US REIT Index -- $22,756
        Morningstar(R) Specialty-Real Estate Funds Category -- $22,994

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

                     RETURNS FOR PERIOD ENDED 10/31/05

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                       18.06%
                     Five Year                      18.88%
                     Since Inception                11.69%
                     --------------------------------------
                     Inception Date 12/30/97

                     Total Return - Class I
                     --------------------------------------
                     Cumulative from Inception      (2.46)%
                     --------------------------------------
                     Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 12

ABN AMRO FUNDS
--------------

VEREDUS SCITECH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                         Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Veredus SciTech Fund, Class N, returned 4.71%. In comparison, the Fund's peer group, the Morningstar(R) Specialty-Technology Funds Category, returned 9.00%, while its benchmark, the PSE Technology Index, returned 12.08%.

Q.    Can you describe the investment environment?

A. Stocks performed well during the period, especially given the long list of headwinds they encountered along the way. Even though the economy continued to expand at a better-than-expected pace and earnings growth was surprisingly solid, high energy prices and rising interest rates periodically weighed on stock prices. At the end of the period, conditions were particularly challenging as sentiment turned less bullish amid perceptions that inflation pressures were building and the consumer was flagging. The Energy and Utilities groups led the market's gains for the period, while mid-cap and small-cap stocks outperformed large-caps and value stocks outpaced growth stocks.

      Technology stocks started the period off strong, but peaked in January 2005. Investors lowered their expectations for corporate technology spending as the industry worked through an inventory glut, causing technology stocks to drift lower throughout most of the period. Healthcare stocks, another focus for the Fund, turned in strong gains during the period, fueled by investors' growing attention to the sector's positive earnings results.

Q.    What factors  affected the Fund's  performance  during the past year?

A. We increased our exposure to the Healthcare sector, largely in response to positive earnings revisions. In that group, one of the biggest contributors to the Fund's performance was medical device company Intuitive Surgical, which was driven in part by the growing adoption of the companies robotic surgical systems. While our growing emphasis on Healthcare stocks proved to aid performance, our larger weighting in Technology - which lagged Healthcare - and our stock selection in Technology were the primary reasons for our underperformance of our benchmark and peer group. The Technology sector was an extremely difficult group to navigate during the period, with investors reluctant to reward superior earnings performance and overly eager, in our view, to punish companies that under-delivered on earnings expectations. Among our worst performers in the sector were those that disappointed investors, including computer network security company RSA Security and semiconductor maker Sigmatel.

      That said, there were some bright spots among our Technology holdings. Computer aided design software company Autodesk was one of our top performers, fueled by the growing use of its software in a variety of applications. NVIDIA, a semiconductor company specializing in graphics, also meaningfully contributed to returns.

Q.    What is your outlook?

A. We believe that we're nearing the end of the current cycle of interest rate hikes, which should give the market a reprieve from the back and forth action that has made for such challenging conditions over the past two years. There are other positive developments that support our bullish outlook for stocks. Our view is that high energy prices have been a function of speculative fever, rather than a fundamental supply and demand imbalance. Once that fever subsides, we believe oil prices will plummet. Furthermore, we don't believe inflation will flare up. The waning influence of labor unions in the United States and a lower-cost global workforce will keep downward pressure on worldwide wages. Additionally, corporate profits are extremely strong and companies are generating an enormous amount of free cash flow that ultimately will find its way back into the economy. Amid that optimistic outlook for the stock market in general, we also believe technology stocks are due for a rebound. The inventory overhang that weighed on the sector over the past couple of years seems to have been worked through. Additionally, technology stocks are selling at attractive valuations. That said, estimate revision measures still favor Healthcare, so we're more optimistic about that sector over the short term than we are about Technology, although we fully expect to find viable Technology ideas.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                              Morningstar(R)
                                                          Specialty-Technology
            Veredus SciTech Fund   PSE Technology Index      Funds Category
Jun-00              10000                 10000                    10000
Oct-00               8939                  8821                     8679
Oct-01               7643                  5437                     3467
Apr-02               6865                  5497                     3318
Oct-02               4937                  4085                     2326
Apr-03               5220                  4398                     2581
Oct-03               7249                  6038                     3607
Apr-04               6977                  6227                     3449
Oct-04               6855                  6468                     3496
Oct-05               7178                  7249                     3811

          Veredus SciTech Fund -- $7,178
          PSE Technology Index -- $7,249
          Morningstar(R) Specialty-Technology Funds Category -- $3,811

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Technology companies present special risks to investors including sector concentration and small company stock risk. Investments concentrated in a special industry or sector may be subject to greater market risk and may be more volatile.

                     RETURNS FOR PERIOD ENDED 10/31/05

                     Average Annual Total Returns - Class N
                     --------------------------------------
                     One Year                        4.71%
                     Five Year                      (4.29)%
                     Since Inception                (6.02)%
                     --------------------------------------
                     Inception Date 06/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                            | 13

ABN AMRO FUNDS
--------------

BALANCED FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                    Bernard F. Myszkowski, CFA & Fred Senft, Jr.

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Balanced Fund, Class N, returned 3.20%. By comparison, the Fund's peer group, the Morningstar(R) Moderate Allocation Funds Category, returned 7.65%. For the same one-year period, the Fund's benchmark, a blend of 60% S&P(R) 500 and 40% the Lehman Brothers Aggregate Bond indexes, returned 5.73%. The S&P(R) 500 Index and the Lehman Brothers Aggregate Bond Index, had returns of 8.72% and 1.13%, respectively.

Q.    Can you describe the investment environment?

A. Although they posted positive returns for the period, large-cap stocks continued to lag their smaller-cap counterparts, and growth stocks were trumped by value stocks throughout much of the period. However, during the final months of the fiscal year, large growth stocks regained some of their footing amid a growing recognition that they were trading at bargain prices relative to small-cap and value stocks.

      While rising interest rates were widely anticipated by the bond market, they weighed on short-term bonds, pushing their yields higher and their prices lower. In contrast, long-term bond yields and prices were essentially flat point to point, thanks to continued strong demand from U.S. and foreign investors. The net result of short-term rates moving higher while longer-term rates stayed more or less stable was a much flatter yield curve.

Q.    What factors influenced the Fund's performance during the past year?

A. The largest contributor to the portfolio's underperformance was the lack of exposure to the Energy Sector. As oil and gas prices surged higher, Energy stocks were far and away the market's best-performing group. Historically, these companies have not shown the long-term earnings stability and revenue growth that qualify a stock for our growth style of management. Our overweighting in the Healthcare sector aided returns, as it outpaced the broader market during the period. Stock selection within the group also worked in our favor, with Amgen and Gilead Sciences and pharmacy-benefit manager Express Scripts posting strong gains, as a shift to generic drugs and growing mail order business boosted profits. But the Healthcare sector also handed us one of our biggest disappointments. Pzifer continued to struggle amid worries over the expiration of some its patents and rising competition from generic drugs. Our overweighting in Technology stocks also aided performance. Among our holdings in this area, Electronic Arts, a leading developer, marketer and distributor in the interactive software gaming industry, was a strong performer. We also enjoyed gains with QUALCOMM and Texas Instruments. Among our Discretionary holdings, high energy prices took a bite out of investments such as discount retailers Dollar General and Kohl's.

      In the fixed-income portion of the Fund, we maintained a slightly defensive duration posture versus its benchmark throughout the period, meaning we positioned the Fund so that it had less interest rate sensitivity than the index. That strategy detracted from performance in the early months of the period when the bond market rallied, but has helped us more recently as the market came under pressure. The Fund benefited from the shift in the yield curve due its modest barbell position, with investments concentrated in the short and long ends of the yield curve and to a lesser degree in between. Also aiding the Fund's fixed-income returns was our sector selection. We maintained an overweight in the Corporate Bond sector, which was one of the best performing segments in the fixed-income market, and underweighted the U.S. Treasury Bond sector, which generally lagged the market overall.

Q.    What is your outlook?

A. In our view, rising interest rates, inflation fears and economic uncertainty could very well be the catalysts for growth stocks to outperform in the year to come. Large-cap growth stocks could also benefit to the extent that investors realize that, in many cases, they are trading at a discount to smaller, value oriented companies. As for earnings, we believe that profit growth among the companies we favor will be positive, although moderate. We continue to believe that our process is positioned to return above-average rates of return over entire market cycles, and we plan to monitor economic events very closely. We plan to limit the Fund's exposure to fixed-income corporate securities, while remaining focused on higher-quality tiers of the investment-grade market.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                           60% S&P(R) 500
                          Index/ 40% Lehman      Morningstar(R)                            Lehman
                          Brothers Aggregate  Moderate Allocation                     Brothers Aggregate
          Balanced Fund      Bond Index          Funds Category    S&P 500(R) Index      Bond Index
Sep-95        10000             10000                10000              10000               10000
Oct-96        11847             11692                11372              12364               10722
Oct-97        14229             14334                13113              16333               11675
Oct-98        16862             16835                15775              19928               12766
Oct-99        19772             19390                17190              25041               12833
Oct-00        22701             20715                19344              26564               13770
Oct-01        19658             18529                21170              19952               15775
Oct-02        18805             17308                19081              16939               16704
Oct-03        20917             19819                22170              20461               17523
Oct-04        21696             21383                23868              22386               18492
Oct-05        22390             22608                25694              24338               18701

               Balanced Fund  --  $22,390
               60% S&P(R) 500 Index/ 40% Lehman
               Brothers Aggregate Bond Index -- $22,608
               Morningstar(R) Moderate Allocation
               Funds Category -- $25,694
               S&P 500(R) Index -- $24,338
               Lehman Brothers Aggregate Bond Index -- $18,701

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

            RETURNS FOR PERIOD ENDED 10/31/05

            Average Annual Total Returns - Class N
            -------------------------------------------------------
            One Year                                         3.20%
            Five Year                                       (0.28)%
            Ten Year                                         8.28%
            -------------------------------------------------------
            Inception Date 09/21/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.


| 14

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Montag & Caldwell Balanced Fund Class N and Class I posted total returns of 5.27% and 5.50%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Moderate Allocation Funds Category, returned 7.65% and the Fund's benchmark, a 60%/40% blend of the S&P(R) 500 Index and the Lehman Brothers Government Credit Bond Index, returned 5.63%. The S&P(R) 500 Index and the Lehman Brothers Government Credit Bond Index ("LBGC"), had returns of 8.72% and 0.83%, respectively.

Q.    Can you describe the investment environment?

A. As measured by the S&P(R) 500 Index, the stock market, led by technology stocks, climbed at the close of 2004 despite a decline in earnings estimates for 2005. During the first months of 2005, the stock market moved lower due to concerns over higher oil prices, rising interest rates, and expectations of slowing economic growth. A market rally took hold in the spring amid receding fears of an economic "soft patch." The level of uncertainty increased in the aftermath of the nation's Gulf Coast crisis and with the continued rising energy prices and higher short-term interest rates pressuring the market.

      At the end of 2004, investors had hoped the Fed would pause in its tightening campaign, but given the potential for energy to impact consumer price inflation, the Fed has continued with its measured pace of interest rate increases. Investors continued to accept greater risk for higher yields, which has kept the yield differential, or spread, between corporate and Treasury bonds at historically low levels.

Q.    What factors influenced the Fund's performance during the past year?

A. The largest positive contribution to performance for the Fund came from the Energy sector, particularly holdings in ConocoPhillips, Schlumberger, and Halliburton which benefited from the supply-demand imbalances that resulted from the underinvestment and capacity rationalization following the last major cycle in the early 1980s. Good stock selection in the Consumer Staples and Healthcare sectors added to returns with gains from Gillette, Colgate-Palmolive, PepsiCo, Genentech and Amgen. Based on our analysis, these companies continue to offer stable double-digit earnings growth at compelling valuations. The Industrials and Technology sectors were detractors from performance as United Parcel Service and 3M faced greater challenges in maintaining earnings momentum, and Maxim Integrated Products and QUALCOMM's earnings' expectations moderated in the near term.

      The fixed income return for the Balanced Fund benefited from the defensive posture of an approximately 15% shorter duration position versus the fixed income portion of the benchmark LBGC and the avoidance of lower quality corporate bonds.

Q.    What is your outlook?

A. While consumer spending will be negatively impacted by higher energy prices and rising interest rates, increased federal government spending on rebuilding activities and employment programs will contribute to economic growth. We anticipate the market will continue to be range bound for the remainder of 2005 and into 2006. We think the stock market should become increasingly volatile due to rising interest rates and a more challenging corporate profit environment. We remain optimistic regarding the outlook for large capitalization growth stocks. Growth stocks and large-cap stocks have underperformed value stocks and small-cap stocks, respectively, for the past five years, resulting in very attractive valuation levels for the high quality, large-cap growth stocks held in the Fund. We believe these types of companies are capable of generating consistent earnings gains in the more moderate economic and corporate profit environment we project and that their shares offer significant appreciation potential from current levels.

      With our expectation that corporate profits for the average company will be challenging in the period ahead, corporate bonds are not likely to significantly outperform U.S. Treasury bonds. We continue to maintain approximately 10% shorter duration than the benchmark and our emphasis on higher quality bonds, which have performed better over the last year.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                            60% S&P(R) 500 Index/40%      Morningstar(R)                         Lehman Brothers
        Montag & Caldwell  Lehman Brothers Government   Moderate Allocation                     Government Credit
         Balanced Fund       Credit Bond Index           Funds Category       S&P(R) 500 Index       Bond Index
Nov-94        10000                  10000                     10000               10000             10000
Oct-95        12375                  12227                     11823               12641             11616
Oct-96        14895                  14228                     13633               15685             12242
Oct-97        18509                  17436                     16401               20720             13321
Oct-98        21185                  20550                     17872               25276             14690
Oct-99        24962                  23554                     20111               31759             14593
Oct-00        25472                  25154                     22010               33690             15634
Oct-01        23857                  22563                     19837               25305             18029
Oct-02        21849                  21054                     18181               21484             19018
Oct-03        23332                  24237                     21124               25950             20192
Oct-04        24067                  26156                     22742               28392             21316
Oct-05        25334                  27629                     24482               30868             21493

       Montag & Caldwell Balanced Fund -- $25,334
       60% S&P(R) 500 Index/40% Lehman Brothers Government Credit Bond Index -- $27,629
       Morningstar(R) Moderate Allocation Funds Category -- $24,482 S&P(R) 500 Index -- $30,868
       Lehman Brothers Government Credit Bond Index -- $21,493

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

                  RETURNS FOR PERIOD ENDED 10/31/05

                  Average Annual Total Returns - Class N
                  --------------------------------------------
                  One Year                              5.27%
                  Five Year                            (0.11)%
                  Ten Year                              7.43%
                  --------------------------------------------
                  Inception Date 11/02/94

                  Average Annual Total Returns - Class I
                  --------------------------------------------
                  One Year                               5.50%
                  Five Year                              0.14%
                  Since Inception                        1.43%
                  --------------------------------------------
                  Inception Date 12/31/98

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.


                                                                            | 15

ABN AMRO FUNDS
--------------

BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                            Fred Senft, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Bond Fund, Class N and Class I, produced total returns of 0.40% and 0.65%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Intermediate-Term Bond Funds Category, returned 0.86%, while the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, returned 1.13%.

Q.    How would you describe the fixed income investment environment?

A. The Fed continued to tighten monetary policy, raising the benchmark federal funds target rate eight times by one-quarter of a percentage point each, moving it from 1.75% to 3.75%. Although these moves were widely anticipated by the market, they weighed on short-term bonds, pushing their yields higher and their prices lower. In contrast, long-term bond yields and prices were essentially flat point to point, thanks to continued strong demand from U.S. and foreign investors. The net result of short-term rates moving higher while longer-term rates stayed more or less stable was a much flatter yield curve.

Q.    How did you position the Fund during the past year?

A. The Fund maintained a slightly defensive duration posture versus its benchmark throughout the period, meaning we positioned the Fund so that it had less interest rate sensitivity than the index. That strategy detracted from performance in the early months of the period when the bond market rallied, but has helped us more recently as the market came under pressure. The Fund benefited from the shift in the yield curve due its modest barbell position, with investments concentrated in the short and long ends of the yield curve and to a lesser degree in between. In the final months of the period, we moved somewhat away from the barbell and began to distribute investments more evenly among a broader range of maturities.

      Aiding the Fund's returns was our sector selection. We maintained an overweight in the Corporate Bond sector, which was one of the best performing segments in the fixed-income market, and underweighted the U.S. Treasury Bond sector, which generally lagged the market overall. Our overweight in Commercial Mortgage-Backed Securities proved detrimental to performance in the final months of the period, as the sector underperformed. Due to higher leveraged buyout ("LBO") risk and absolute low levels of spreads and yields, we reduced the portfolio's overall credit risk toward the end of the period, shifting out of some investment-grade and high-yield corporate holdings and adding more mortgage-backed securities.

Q.    What is your outlook?

A. Gross domestic product growth has continued to be strong at approximately 3.3% and the consumer price index has continued to increase in certain areas. In our view, interest rates are likely to continue rising, the economy will slow and corporate earnings growth will decelerate. Against that backdrop, we plan to limit the Fund's exposure to corporate securities, while remaining focused on higher-quality tiers of the investment-grade market.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     Morningstar(R)
                    Intermediate-Term      Lehman Brothers
        Bond Fund  Bond Funds Category   Aggregate Bond Index
Dec-93    10000          10000                  10000
Oct-94     9677           9636                   9535
Oct-95    11117          11066                  11026
Oct-96    11758          11659                  11671
Oct-97    12797          12652                  12709
Oct-98    13778          13614                  13895
Oct-99    13919          13617                  13969
Oct-00    14891          14411                  14989
Oct-01    16840          16359                  17171
Oct-02    17310          16953                  18183
Oct-03    18103          17992                  19074
Oct-04    19129          18893                  20129
Oct-05    19205          19056                  20356

       Bond Fund  -- $19,205
       Morningstar(R) Intermediate-Term Bond Funds Category -- $19,056 Lehman Brothers Aggregate Bond Index -- $20,356

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

                    RETURNS FOR PERIOD ENDED 10/31/05

                    Average Annual Total Returns - Class N
                    -----------------------------------------
                    One Year                          0.40%
                    Five Year                         5.22%
                    Ten Year                          5.62%
                    -----------------------------------------
                    Inception Date 12/13/93

                    Average Annual Total Returns - Class I
                    -----------------------------------------
                    One Year                          0.65%
                    Five Year                         5.49%
                    Since Inception                   5.74%
                    -----------------------------------------
                    Inception Date 07/31/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 16

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                             Fred Senft, Jr, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Investment Grade Bond Fund, Class N and Class I, produced total returns of 0.21% and 0.45%, respectively. By comparison, the Fund's peer group, the Morningstar(R) Short-Term Bond Funds Category, returned 0.80%, while the Fund's benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 0.88%.

Q.    How would you describe the fixed income investment environment?

A. The Fed continued to tighten monetary policy, raising the benchmark federal funds target rate eight times by one-quarter of a percentage point each, moving it from 1.75% to 3.75%. Although these moves were widely anticipated by the market, they weighed on short-term bonds, pushing their yields higher and their prices lower. In contrast, long-term bond yields and prices were essentially flat point to point, thanks to continued strong demand from U.S. and foreign investors. The net result of short-term rates moving higher while longer-term rates stayed more or less stable was a much flatter yield curve.

Q.    How did you position the Fund during the past year?

A. The Fund is designed and managed as a conservative fixed income option, and our positioning throughout the year reflected that. We maintained a moderately defensive duration positioning and emphasized quality. That positioning hurt performance in the early months of the period as the bond market rallied and yield-hungry investors bid up the prices of riskier assets and was the key reason why we trailed our peer group and benchmark index for the year. More recently, our cautious stance has aided performance as the bond market slumped and investors gradually gravitated to the higher-quality tiers of the market. In terms of sector selection, the portfolio was helped by our underweighting in U.S. Treasury securities, which generally lagged the bond market, and our overweighting in investment-grade corporate bonds when they were doing well in the first half of the period. We also were helped by our mid-period decision to reduce the fund's stake in corporates, as they began to come under pressure.

Q.    What is your outlook?

A. Gross domestic product growth has continued to be strong at approximately 3.3% and the consumer price index has continued to increase in certain areas. In our view, interest rates are likely to continue rising, the economy will slow and corporate earnings growth will decelerate. Against that backdrop, we plan to limit the Fund's exposure to corporate securities, while remaining focused on higher-quality tiers of the investment-grade market.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                             Lehman Brothers       Morningstar(R)
        Investment Grade  Intermediate Aggregate  Short-Term Bond
           Bond Fund            Bond Index         Funds Category
Oct-95       10000                10000                10000
Apr-96       10115                10134                10161
Apr-97       10700                10842                10767
Apr-98       11617                11855                11539
Apr-99       12267                12603                12142
Apr-00       12439                12814                12452
Apr-01       13652                14409                13631
Apr-02       14523                15523                14359
Oct-02       15483                16386                14822
Apr-03       15846                16963                15200
Oct-03       15864                17088                15299
Apr-04       15990                17293                15411
Oct-04       16459                17919                15647
Oct-05       16533                18077                15772

       Investment Grade Bond Fund -- $16,533
       Lehman Brothers Intermediate Aggregate Bond Index -- $18,077 Morningstar(R) Short-Term Bond Funds Category -- $15,772

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

                RETURNS FOR PERIOD ENDED 10/31/05

                Average Annual Total Returns - Class N
                --------------------------------------------
                One Year                               0.21%
                Five Year                               N/A
                Since Inception                        1.04%
                --------------------------------------------
                Inception Date 06/30/03

                Average Annual Total Returns - Class I
                --------------------------------------------
                One Year                               0.45%
                Five Year                              4.95%
                Ten Year                               5.12%
                --------------------------------------------
                Inception Date 10/23/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                            | 17

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                  Todd J. Youngberg, CFA & Charles Ullerich, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, High Yield Bond Fund, Class N and Class I, returned 2.88% and 3.14%, respectively. By comparison, the Fund's peer group, the Morningstar(R) High Yield Bond Funds Category, returned 3.31%, while the Fund's benchmark, the Merrill Lynch U.S. High Yield Master II Trust Index, returned 3.92%.

Q.    How would you describe the high-yield investment environment?

A. It was a volatile and challenging period for high-yield bonds. In the final months of 2004, high-yield bonds performed quite well, bolstered by strong demand from yield-hungry investors, evidence of a strengthening economy and increased merger and acquisition activity. However, as we entered 2005, high-yield bond prices slumped in response to worries about rising short-term interest rates, higher energy costs and the potential for both weaker economic conditions and rising defaults. The market staged a rebound from late spring through late summer, as inflation remained contained, economic growth proved solid and interest rate hikes continued, although at a measured and predictable rate. But in yet another reversal, high yield bonds declined in line with U.S. Treasuries in the final months of the period.

Q.    What factors contributed to the Fund's performance?

A. History has shown that bonds rated BB -- the high end of the high-yield range--provide better upside potential while limiting downside volatility over the long term. Our adherence to that strategy detracted from performance early on when the market rallied and our significant underweight in bonds rated CCC, the lowest-quality high-yield bonds, detracted from our returns relative to our peer group and benchmark. From January 1, 2005 through the end of the Fund's fiscal year, high-quality bonds have outpaced their lower quality counterparts, so our focus on high-quality tiers has helped significantly.

      Aiding our returns was security selection within the Air Transportation, Auto Parts and Automotive sectors; although, we did not benefit from the lower-quality Telecommunications sector. As the year wore on, we gradually improved the overall credit quality of the portfolio. We swapped into bonds higher up in the capital structure, meaning they have a higher priority claim to a company's assets in the event of a default. Additionally, we increased our position in industries such as Food, Wholesale, Media-Broadcasting and Pharmaceuticals that historically have been "defensive" with less volatility than the overall market. Finally, we reduced the size of our average holding and diversified among a broader list of companies in response to the resurgence of "event risk," meaning companies may be more susceptible to negative company-specific or macroeconomic developments.

Q.    What is your outlook?

A. We plan to adhere to our focus on high-quality bonds. We don't believe that the incremental yield offered by the lowest-quality bonds is adequately compensating investors for the additional credit risk they carry. We anticipate that the default rate will rise over the next 12 months, but expect it to remain below the historical average. Diligent credit analysis will be the key to outperforming in the coming year, an environment that we believe plays to our research and security selection strengths.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     Merrill Lynch U.S.  Morningstar(R)
         High Yield  High Yield Master   High Yield Bond
          Bond Fund   II Trust Index     Funds Category
Jun-03     10000           10000              10000
Jul-03      9851            9864               9899
Oct-03     10367           10474              10462
Apr-04     10802           11034              10992
Oct-04     11431           11750              11617
Apr-05     11309           11750              11595
Oct-05     11760           12209              12001

       High Yield Bond Fund -- $11,760
       Merrill Lynch U.S. High Yield Master II Trust Index -- $12,209 Morningstar(R) High Yield Bond Funds Category -- $12,001

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund will invest in lower-rated securities commonly known as "junk bonds". Therefore, investors should carefully consider their ability to assume the risks of owning shares of a fund that invests in these type of securities. The Fund is subject to interest rate risk. The value of the Fund may decline as interest rates rise.

                RETURNS FOR PERIOD ENDED 10/31/05

                Average Annual Total Returns - Class N
                -----------------------------------------------
                One Year                                  2.88%
                Five Year                                  N/A
                Since Inception                           7.18%
                -----------------------------------------------
                Inception Date 06/30/03

                Average Annual Total Returns - Class I
                -----------------------------------------------
                One Year                                  3.14%
                Five Year                                  N/A
                Since Inception                           7.45%
                -----------------------------------------------
                Inception Date 06/30/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


| 18

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                            Dawn Daggy-Mangerson

Q. How did the Fund perform during the twelve-month period ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Municipal Bond Fund, Class N, returned 0.58%. By comparison, the Fund's peer group, the Morningstar(R) Municipal National Interm Funds Category, returned 0.82%, while the Fund's benchmark, the Lehman Brothers Municipal Five-Year General Obligations Bond Index, returned 0.47%.

Q.    How would you describe the municipal bond investment environment?

A. Amid rising interest rates, which put pressure on all types of bonds during the past 12 months, munis proved more resilient than many of their taxable counterparts. The Fed raised short-term interest rates by one-quarter of a percentage point on each of eight occasions during the past year, boosting the fed funds target rate from 1.75% to 3.75%. Even though the yields on short-term bonds rose and their prices declined as interest rates moved higher, long-term bonds yields remained more or less flat from point to point, resulting in their outperformance of shorter maturity securities. At the same time, the gap, or spread, between higher- and lower-quality munis narrowed and lower-quality bonds performed better as a result, reflecting investors' strong appetite for yield and growing comfort with more risky assets.

Q.    How did you position the Fund during the past year?

A. We maintained a well-diversified portfolio, both geographically and in terms of sectors. Our holdings were made up of a mix of general obligation bonds ("GOs")--those backed by income, sales and other taxes--and revenue bonds--which are backed by items such as user fees. Within the GO sector, we had significant weightings in bonds issued by states as well as local governments. In the Revenue sector, we emphasized bonds issued by entities that provide essential services such as water and sewer, education and transportation.

      The biggest drag on our performance and the key reason why we trailed our peer group was our emphasis on higher-quality bonds. While we remain confident that our high-quality focus will reward us over longer-periods of time, it worked against us in the short run as lower-quality securities performed better. We tended to avoid lower-quality bonds because we felt that the market wasn't appropriately pricing in their risks, meaning they weren't offering enough incremental yield over higher-quality bonds in order to compensate investors for their heightened credit risk.

      Aiding the Fund's returns was our yield-curve positioning, meaning how we distributed investments across bonds with various maturities. We generally avoided the five-year point on the curve, which worked in our favor because those bonds were some of the worst-performing portions of the yield curve. Instead, we kept the Fund slightly "barbelled," heavily emphasizing shorter- and longer-maturity securities. That strategy allowed us to reap the benefits of the higher rates offered by longer-term bonds, while affording us opportunities to reinvest short-term maturities at higher yields as the Fed continued its tightening.

Q.    What is your outlook?

A. We believe that interest rates will continue to rise over the short-term. As a result, we'll likely keep the Fund positioned defensively, emphasizing higher-quality bonds and bond structures that tend to outperform in a rising rate environment until we believe that rates have stabilized.

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     Lehman Brothers
                   Municipal Five-Year  Morningstar(R) Municipal
        Municipal  General Obligations   National Intermediate
        Bond Fund      Bond Index           Funds Category
Dec-93    10000           10000                  10000
Oct-94     9808            9838                   9766
Oct-95    10719           10855                  10934
Oct-96    11103           11368                  11441
Oct-97    11673           12107                  12240
Oct-98    12393           12897                  13075
Oct-99    12173           13040                  12786
Oct-00    13062           13792                  13635
Oct-01    14380           15142                  14914
Oct-02    15145           16033                  15631
Oct-03    15819           16876                  16298
Oct-04    16428           17431                  16986
Oct-05    16523           17513                  17126

   Municipal Bond Fund  --  $16,523
   Lehman Brothers Municipal Five-Year General Obligations Bond
   Index  --  $17,513
   Morningstar(R) Municipal National Intermediate Funds Category  --  $17,126

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Interest income is generally exempt from federal taxes but may be subject to state and local taxes. For some investors, interest income may be subject to the federal Alternative Minimum Tax. Fixed income funds are subject to interest rate risk. As interest rates rise, the value of the fund can decline.

                RETURNS FOR PERIOD ENDED 10/31/05

                Average Annual Total Returns - Class N
                -------------------------------------------------
                One Year                                    0.58%
                Five Year                                   4.81%
                Ten Year                                    4.42%
                -------------------------------------------------
                Inception Date 12/13/93

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS VOLUNTARILY WAIVING FEES OR REIMBURSING EXPENSES. THESE SUBSIDIES MAY END AT ANY TIME AND THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.


                                                                            | 19

ABN AMRO FUNDS
--------------

INVESTOR MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                           William Anderson, CFA

Q. How did the Fund perform during the twelve-month period that ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Investor Money Market Fund, Class N returned 2.36%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average, returned 2.10%. The Fund's peer group, the Lipper Money Market Funds Index, returned 2.30%.

Q.    What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed methodically tighten monetary policy to remove economic stimulus and to keep inflationary pressures at bay. The Fed raised short-term interest rates one-quarter percentage point on eight separate occasions during the year, lifting the target federal funds rate from 1.75% to 3.75%. Each time, the Fed clearly outlined its plans and stated its intention to maintain a "measured" approach to future rate hikes, language which allowed the market to anticipate and prepare for a rising rate environment.

Q.    What was your strategy?

A. We remained nimble throughout the year, using periods prior to anticipated rate hikes to shorten the portfolio's maturity. This strategy provided flexibility and liquidity to reinvest at higher William Anderson, CFA levels and improve yields in a rising rate environment. When the market expressed doubts about the Fed's resolve to continue tightening following hurricanes Katrina and Rita, we remained committed to that strategy. Our view was that the Fed's concerns about accelerating inflation would outweigh its fears about a setback to growth. In the ensuing period of market uncertainty, we deployed cash selectively when we found good value, conserving cash when the market appeared overpriced. Throughout the period, we have maintained our interest in floating rate instruments, which provide attractive yield pickup with little interest rate risk.

Q.    What is your outlook?

A. At this point, we continue to believe that the Fed will raise interest rates through mid-2006, bringing the target federal funds rate to at least 4.75%. Given this outlook, we expect to carefully manage the portfolio's maturity, to preserve cash for frequent reinvestment, and to utilize floating rate securities. As always we will monitor the market environment and adjust our strategy accordingly.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment of $1.00 per share, it is possible to lose money by investing in the Fund.

                         ----------------------------
                              7-Day Average Yield
                              -------------------
                         Class N Shares         3.36%
                         ----------------------------

The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

RETURNS FOR PERIOD ENDED 10/31/05

Average Annual Total Returns - Class N

--------------------------------------------------------------------------------
                                                            One    Five     Ten
                                                           Year    Year    Year

Fund                                                       2.36%   1.91%   3.56%
iMoneyNet*                                                 2.10%   1.75%   2.30%
Lipper**                                                   2.30%   1.91%   3.52%
--------------------------------------------------------------------------------

Inception Date 12/14/93
*     IMONEYNET FIRST TIER RETAIL AVERAGE
**    LIPPER MONEY MARKET FUNDS INDEX

Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.


| 20

ABN AMRO FUNDS
--------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

FOREIGN COMMON STOCKS AND PREFERRED STOCK           3%
FINANCE                                            17%
OTHER COMMON STOCKS                                22%
OIL AND GAS EXTRACTION                             15%
REAL ESTATE INVESTMENT TRUSTS                      13%
CASH AND OTHER NET ASSETS                           8%
FOOD BEVERAGES AND TOBACCO                          7%
COMMERCIAL SERVICES                                 4%
UTILITIES                                           4%
CLOSED-END FUNDS                                    7%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 81.90%

               BASIC MATERIALS - 2.88%
      1,400    Cemex, SP ADR ..............................    $       72,898
      3,600    Compass Minerals International .............            80,604
                                                               --------------
                                                                      153,502
                                                               --------------
               CAPITAL GOODS - 2.54%
      2,100    Sonoco Products ............................            59,430
      1,000    3M .........................................            75,980
                                                               --------------
                                                                      135,410
                                                               --------------
               CHEMICALS - 1.38%
      3,950    RPM International ..........................            73,549
                                                               --------------
               COMMERCIAL SERVICES - 4.35%
      5,900    Coinmatch Service, IDS .....................            81,479
      3,100    CPI ........................................            55,800
      3,150    Macquarie Infrastructure ...................            94,500
                                                               --------------
                                                                      231,779
                                                               --------------
               COMMUNICATIONS - 3.24%
      2,000    Atlantic Tele-Network ......................            66,100
      4,000    Citizens Communications ....................            48,960
      4,300    United Online ..............................            57,663
                                                               --------------
                                                                      172,723
                                                               --------------
               CONSUMER CYCLICALS - 3.68%
      2,700    Centerplate, IDS ...........................            29,187
      2,950    Cherokee ...................................           101,568
      5,100    World Wrestling Entertainment ..............            65,025
                                                               --------------
                                                                      195,780
                                                               --------------
               FINANCE - 16.54%
      1,800    Alliance Capital Management Holding (a) ....            95,274
      1,300    Allied Irish Banks, SP ADR .................            54,678
      1,800    American Capital Strategies ................            67,608
      1,900    Astoria Financial ..........................            53,105
      2,200    Bank of America ............................            96,228
      1,400    Barclays, SP ADR ...........................            55,468
      1,000    Comerica ...................................            57,780

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               FINANCE (CONTINUED)
      1,200    First Horizon National .....................    $       46,416
      7,400    Medallion Financial ........................            68,080
      3,400    Municipal Mortgage & Equity ................            84,524
      2,000    National City ..............................            64,460
      2,200    U.S. Bancorp ...............................            65,076
      1,200    Wells Fargo ................................            72,240
                                                               --------------
                                                                      880,937
                                                               --------------
               FOOD, BEVERAGE AND TOBACCO - 6.81%
      1,400    Diageo, SP ADR .............................            83,202
      3,600    Industrias Bachoco, SP ADR .................            65,520
      1,900    Kraft Foods, Class A .......................            53,770
      2,900    Sara Lee ...................................            51,765
      2,000    Vector Group Ltd. ..........................            39,920
      1,800    Weis Markets ...............................            68,670
                                                               --------------
                                                                      362,847
                                                               --------------
               INSURANCE - 2.66%
      1,300    Cincinnati Financial .......................            55,315
      2,925    Gallagher (Arthur J.) ......................            86,053
                                                               --------------
                                                                      141,368
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.18%
      1,000    Johnson & Johnson ..........................            62,620
                                                               --------------
               OIL AND GAS EXTRACTION - 14.86%
      1,700    Buckeye Partners (a) .......................            77,197
      1,200    Eastern American Natural Gas Trust .........            33,924
      2,100    Enerplus Resources Fund ....................            88,200
        400    Eni, SP ADR ................................            53,500
      1,400    Kinder Morgan Energy Partners (a) ..........            72,940
      2,300    Magellan Midstream Partners (a) ............            77,027
      1,300    Marathon Oil ...............................            78,208
      1,000    PetroChina, ADR ............................            76,730
      4,500    Petrofund Energy Trust .....................            80,550
      2,300    Sunoco Logistics Partners (a) ..............            88,895
      1,100    Valero (a) .................................            64,306
                                                               --------------
                                                                      791,477
                                                               --------------
               REAL ESTATE INVESTMENT TRUSTS - 13.38%
      2,400    Commercial Net Lease Realty ................            46,512
      3,150    Correctional Properties Trust ..............            88,515
      1,800    First Industrial Realty Trust ..............            73,134
      1,800    Getty Realty ...............................            49,050
      1,700    Health Care REIT ...........................            59,908
      1,900    Hospitality Properties Trust ...............            75,430
      4,550    Host Marriott ..............................            76,395
      1,600    Lasalle Hotel Properties ...................            56,624
      1,000    Mid-America Apartment Communities ..........            46,650
      2,300    National Health Investors ..................            61,755
      1,100    Sovran Self Storage ........................            51,183
      1,800    United Mobile Homes ........................            27,540
                                                               --------------
                                                                      712,696
                                                               --------------
               TRANSPORTATION - 2.09%
      1,650    Frontline ..................................            65,522
      2,400    Ship Finance International .................            45,696
                                                               --------------
                                                                      111,218
                                                               --------------
               UTILITIES - 3.78%
      1,900    Huaneng Power International, SP ADR ........            51,319
        700    Pinnacle West Capital ......................            29,232

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 21

ABN AMRO FUNDS
--------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------
               UTILITIES (CONTINUED)
      1,400    Progress Energy ............................    $       61,026
      1,700    Southern (The) .............................            59,483
                                                               --------------
                                                                      201,060
                                                               --------------
               WASTE MANAGEMENT - 2.53%
     18,500    Synagro Technologies .......................            81,400
      1,800    Waste Management ...........................            53,118
                                                               --------------
                                                                      134,518
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $4,372,954) .......................         4,361,484
                                                               --------------

CLOSED-END FUNDS - 6.92%

      4,000    Calamos Strategic Total Return Fund ........            54,840
      2,000    Cohen & Steers Quality Income Realty Fund ..            39,200
      2,900    First Trust/Four Corners Senior
                  Floating Rate Income Fund II ............            49,735
      4,800    John Hancock Patriot Premium
                  Dividend Fund I .........................            39,792
      1,100    Macquarie/ First Trust Global
                  Infrastructure/ Utilities
                  Dividend & Income Fund ..................            22,792
      2,400    Madison Strategic Sector
                  Premium Fund ............................            48,096
      3,300    PIMCO Floating Rate Strategy Fund ..........            58,476
      7,800    Putnam Managed Municipal Income Trust ......            55,770
                                                               --------------
               TOTAL CLOSED-END FUNDS
                  (Cost $388,894) .........................           368,701
                                                               --------------

PREFERRED STOCK - 0.88%

               FINANCE - 0.88%
      1,700    Wachovia, Series A .........................            46,665
                                                               --------------
               TOTAL PREFERRED STOCK
                  (Cost $48,932) ..........................            46,665
                                                               --------------

FOREIGN COMMON STOCKS - 2.33%

               CANADA - 1.70%
        400    Canadian Oil Sands Trust ...................            37,592
      2,000    Penn West Energy Trust .....................            52,917
                                                               --------------
                                                                       90,509
                                                               --------------
               UNITED KINGDOM - 0.63%
      5,200    Mitchells & Butlers ........................            33,387
                                                               --------------
               TOTAL FOREIGN COMMON STOCKS
                  (Cost $123,855) .........................           123,896
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------
INVESTMENT COMPANY - 3.01%
    160,581    BlackRock Provident Institutional
                  TempFund Portfolio ......................    $      160,581
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $160,581) .........................           160,581
                                                               --------------
TOTAL INVESTMENTS - 95.04%
   (Cost $5,095,216)* .....................................         5,061,327
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 4.96% ..................           264,297
                                                               --------------
NET ASSETS - 100.00% ......................................    $    5,325,624
                                                               ==============

----------
*     Aggregate cost for Federal income tax purposes is $5,092,440.

      Gross unrealized appreciation .......................    $      107,246
      Gross unrealized depreciation .......................          (138,359)
                                                               --------------
      Net unrealized depreciation .........................    $      (31,113)
                                                               ==============

   (a)     Limited Partnership

   ADR     American Depositary Receipt
   IDS     Income Deposit Security
  REIT     Real Estate Investment Trust
SP ADR     Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 22

ABN AMRO FUNDS
--------------

GROWTH FUND                                                     OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                           1%
OTHER COMMON STOCKS                                26%
TECHNOLOGY                                         20%
RETAIL                                             14%
FINANCE                                            11%
MEDICAL PRODUCTS AND SUPPLIES                       7%
CAPITAL GOODS                                       6%
CONSUMER CYCLICALS                                  5%
INSURANCE                                           5%
BIOTECHNOLOGY                                       5%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 98.89%

               ADVERTISING - 2.90%
    468,617    Omnicom Group ..............................    $   38,876,466
                                                               --------------
               BIOTECHNOLOGY - 5.20%
    440,000    Amgen * ....................................        33,334,400
    767,700    Gilead Sciences * ..........................        36,273,825
                                                               --------------
                                                                   69,608,225
                                                               --------------
               CAPITAL GOODS - 5.64%
    917,858    Dover ......................................        35,778,105
    469,177    Illinois Tool Works ........................        39,767,442
                                                               --------------
                                                                   75,545,547
                                                               --------------
               CHEMICALS - 3.02%
    819,630    Praxair ....................................        40,497,918
                                                               --------------
               COMMERCIAL SERVICES - 4.28%
    946,379    Cintas .....................................        38,394,596
    571,407    Ecolab .....................................        18,902,144
                                                               --------------
                                                                   57,296,740
                                                               --------------
               CONSUMER CYCLICALS - 5.32%
    712,472    Harley-Davidson ............................        35,288,738
    529,106    Johnson Controls ...........................        36,005,663
                                                               --------------
                                                                   71,294,401
                                                               --------------
               ELECTRICAL - 2.34%
    922,438    General Electric ...........................        31,279,873
                                                               --------------
               FINANCE - 10.91%
    580,000    CIT Group ..................................        26,523,400
    820,637    Fifth Third Bancorp ........................        32,964,988
    915,926    SLM ........................................        50,861,371
    647,134    State Street ...............................        35,741,211
                                                               --------------
                                                                  146,090,970
                                                               --------------
               FOOD AND BEVERAGES - 2.36%
    992,126    Sysco ......................................        31,658,741
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               HEALTHCARE SERVICES - 3.48%
    293,545    Cardinal Health ............................    $   18,349,498
    375,300    Express Scripts * ..........................        28,301,373
                                                               --------------
                                                                   46,650,871
                                                               --------------
               INSURANCE - 5.02%
    760,199    AFLAC ......................................        36,322,308
    476,292    American International Group ...............        30,863,722
                                                               --------------
                                                                   67,186,030
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.71%
    851,213    Medtronic ..................................        48,229,729
    864,800    St. Jude Medical * .........................        41,570,936
                                                               --------------
                                                                   89,800,665
                                                               --------------
               PHARMACEUTICALS - 1.24%
    761,914    Pfizer .....................................        16,564,010
                                                               --------------
               RETAIL - 13.81%
  1,198,834    Dollar General .............................        23,305,333
    540,605    Home Depot (The) ...........................        22,186,429
    874,893    Kohl's * ...................................        42,108,600
  1,239,690    Starbucks * ................................        35,058,433
  1,355,413    TJX ........................................        29,182,042
    726,763    Walgreen ...................................        33,016,843
                                                               --------------
                                                                  184,857,680
                                                               --------------
               TECHNOLOGY - 20.19%
  1,493,902    Cisco Systems * ............................        26,068,590
  1,237,660    Dell * .....................................        39,456,601
    584,300    Electronic Arts * ..........................        33,234,984
  1,638,841    Intel ......................................        38,512,764
  1,431,726    Microsoft ..................................        36,795,358
  3,546,016    Oracle * ...................................        44,963,483
  1,795,299    Texas Instruments ..........................        51,255,786
                                                               --------------
                                                                  270,287,566
                                                               --------------
               TELECOMMUNICATIONS EQUIPMENT - 3.70%
  1,245,157    QUALCOMM ...................................        49,507,442
                                                               --------------
               TRANSPORTATION - 2.77%
  2,316,848    Southwest Airlines .........................        37,092,737
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $1,182,838,144) ...................     1,324,095,882
                                                               --------------

INVESTMENT COMPANY - 1.44%

 19,251,887    BlackRock Liquidity Funds
                  TempCash Portfolio ......................        19,251,887
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $19,251,887) ......................        19,251,887
                                                               --------------
TOTAL INVESTMENTS - 100.33%
   (Cost $1,202,090,031)** ................................     1,343,347,769
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (0.33)% ................        (4,484,977)
                                                               --------------
NET ASSETS - 100.00% ......................................    $1,338,862,792
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $1,210,835,545.

      Gross unrealized appreciation .......................    $  176,405,046
      Gross unrealized depreciation .......................       (43,892,822)
                                                               --------------
      Net unrealized appreciation .........................    $  132,512,224
                                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 23

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

PHARMACEUTICALS                                     5%
OTHER COMMON STOCKS                                27%
OIL AND GAS EXTRACTION                             15%
MEDICAL PRODUCTS AND SUPPLIES                      10%
CONSUMER STAPLES                                    9%
BIOTECHNOLOGY                                       8%
TECHNOLOGY                                          8%
CASH AND OTHER NET ASSETS                           7%
RETAIL                                              6%
CONSUMER CYCLICALS                                  5%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 93.22%

               ADVERTISING - 2.03%
    667,200    Omnicom Group ..............................    $   55,350,912
                                                               --------------
               BIOTECHNOLOGY - 8.17%
  1,394,500    Amgen * ....................................       105,647,320
  1,287,100    Genentech * ................................       116,611,260
                                                               --------------
                                                                  222,258,580
                                                               --------------
               CAPITAL GOODS - 3.59%
    495,700    Illinois Tool Works ........................        42,015,532
    731,300    3M .........................................        55,564,174
                                                               --------------
                                                                   97,579,706
                                                               --------------
               COMMERCIAL SERVICES - 3.65%
    636,300    Apollo Group, Class A * ....................        40,099,626
  1,525,100    Paychex ....................................        59,112,876
                                                               --------------
                                                                   99,212,502
                                                               --------------
               COMMUNICATIONS - 1.84%
  2,144,700    Juniper Networks * .........................        50,035,851
                                                               --------------
               CONSUMER CYCLICALS - 5.17%
  2,143,700    eBay * .....................................        84,890,520
    665,100    Nike, Class B ..............................        55,901,655
                                                               --------------
                                                                  140,792,175
                                                               --------------
               CONSUMER STAPLES - 9.33%
  1,176,230    Colgate-Palmolive ..........................        62,293,141
    994,500    Estee Lauder, Class A ......................        32,987,565
  2,832,278    Procter & Gamble ...........................       158,579,238
                                                               --------------
                                                                  253,859,944
                                                               --------------
               ELECTRICAL - 1.96%
  1,569,700    General Electric ...........................        53,228,527
                                                               --------------
               FINANCE - 2.52%
  1,380,000    American Express ...........................        68,682,600
                                                               --------------
               FOOD AND BEVERAGES - 3.52%
  1,620,400    PepsiCo ....................................        95,733,232
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               MEDICAL PRODUCTS AND SUPPLIES - 9.93%
  1,763,400    Johnson & Johnson ..........................    $  110,424,108
  1,572,800    Medtronic ..................................        89,114,848
  1,719,600    Stryker ....................................        70,623,972
                                                               --------------
                                                                  270,162,928
                                                               --------------
               OIL AND GAS EXTRACTION - 15.23%
    506,800    Baker Hughes ...............................        27,853,728
  1,606,700    ConocoPhillips .............................       105,046,046
  2,260,000    Halliburton ................................       133,566,000
  1,628,200    Schlumberger ...............................       147,791,714
                                                               --------------
                                                                  414,257,488
                                                               --------------
               PHARMACEUTICALS - 5.47%
    650,700    Abbott Laboratories ........................        28,012,635
    789,700    Caremark Rx * ..............................        41,380,280
  1,595,783    Eli Lilly ..................................        79,454,036
                                                               --------------
                                                                  148,846,951
                                                               --------------
               RESTAURANTS - 3.21%
  2,760,600    McDonald's .................................        87,234,960
                                                               --------------
               RETAIL - 5.56%
  1,341,300    Bed Bath & Beyond * ........................        54,349,476
    591,900    Costco Wholesale ...........................        28,624,284
  1,417,773    Kohl's * ...................................        68,237,414
                                                               --------------
                                                                  151,211,174
                                                               --------------
               TECHNOLOGY - 7.97%
  1,719,900    Maxim Integrated Products ..................        59,646,132
  3,088,800    Microsoft ..................................        79,382,160
  6,142,500    Oracle * ...................................        77,886,900
                                                               --------------
                                                                  216,915,192
                                                               --------------
               TELECOMMUNICATIONS EQUIPMENT - 1.55%
  1,061,800    QUALCOMM ...................................        42,217,168
                                                               --------------
               TRANSPORTATION - 2.52%
    942,000    United Parcel Service, Class B .............        68,709,480
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $2,231,291,866) ...................     2,536,289,370
                                                               --------------
INVESTMENT COMPANIES - 7.75%

137,548,866    BlackRock Liquidity Funds
                  TempCash Portfolio ......................       137,548,866
 73,286,189    BlackRock Provident
                  Institutional TempFund Portfolio ........        73,286,189
                                                               --------------
               TOTAL INVESTMENT COMPANIES
                  (Cost $210,835,055) .....................       210,835,055
                                                               --------------
TOTAL INVESTMENTS - 100.97%
   (Cost $2,442,126,921)** ................................     2,747,124,425
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (0.97)% ................       (26,344,865)
                                                               --------------
NET ASSETS - 100.00% ......................................    $2,720,779,560
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $2,452,529,400.

      Gross unrealized appreciation .......................    $  381,344,610
      Gross unrealized depreciation .......................       (86,749,585)
                                                               --------------
      Net unrealized appreciation .........................    $  294,595,025
                                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 24

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                24%
FINANCE                                            17%
OIL AND GAS EXTRACTION                             14%
FOOD AND BEVERAGES                                  9%
COMMUNICATIONS                                      8%
RETAIL                                              8%
INSURANCE                                           7%
TECHNOLOGY                                          7%
HEALTHCARE SERVICES                                 4%
CASH AND OTHER NET ASSETS                           2%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 97.67%

               BASIC MATERIALS - 2.05%
     18,247    Alcoa ......................................    $      443,220
                                                               --------------
               BIOTECHNOLOGY - 1.64%
     10,100    MedImmune * ................................           353,298
                                                               --------------
               CAPITAL GOODS - 1.95%
     11,370    Raytheon ...................................           420,122
                                                               --------------
               CHEMICALS - 1.77%
      9,171    duPont (E. I.) de Nemours ..................           382,339
                                                               --------------
               COMMERCIAL SERVICES - 1.86%
      9,890    Cintas .....................................           401,237
                                                               --------------
               COMMUNICATIONS - 8.15%
     14,375    Comcast, Class A * .........................           400,056
     25,251    Time Warner ................................           450,225
     16,220    Univision Communications, Class A * ........           423,991
     18,522    Vodafone Group, SP ADR .....................           486,388
                                                               --------------
                                                                    1,760,660
                                                               --------------
               CONSUMER CYCLICALS - 3.30%
     11,080    eBay * .....................................           438,768
      8,359    SONY, SP ADR ...............................           274,175
                                                               --------------
                                                                      712,943
                                                               --------------
               CONSUMER STAPLES - 1.82%
      6,950    Avery Dennison .............................           393,718
                                                               --------------
               FINANCE - 16.54%
          2    Berkshire Hathaway, Class A * ..............           171,800
        173    Berkshire Hathaway, Class B * ..............           486,995
      3,340    Capital One Financial ......................           255,009
      9,805    Citigroup ..................................           448,873
      5,890    Goldman Sachs Group ........................           744,319
     11,852    JPMorgan Chase .............................           434,020
      5,377    Wachovia ...................................           271,646

                                                                   MARKET
  SHARES                                                           VALUE
 --------                                                          ------

               FINANCE - (CONTINUED)
     12,251    Washington Mutual ..........................    $      485,140
      4,540    Wells Fargo ................................           273,308
                                                               --------------
                                                                    3,571,110
                                                               --------------
               FOOD AND BEVERAGES - 8.59%
      2,450    Anheuser-Busch .............................           101,087
     11,616    Coca-Cola (The) ............................           496,932
      9,845    Kraft Foods, Class A .......................           278,614
     27,100    Kroger * ...................................           539,290
      7,440    PepsiCo ....................................           439,555
                                                               --------------
                                                                    1,855,478
                                                               --------------
               HEALTHCARE SERVICES - 3.93%
      9,575    HCA ........................................           461,419
      5,180    WellPoint * ................................           386,843
                                                               --------------
                                                                      848,262
                                                               --------------
               INSURANCE - 7.01%
      8,136    Cincinnati Financial .......................           346,187
      2,349    Loews ......................................           218,410
      6,330    Prudential Financial .......................           460,760
     24,030    UnumProvident ..............................           487,569
                                                               --------------
                                                                    1,512,926
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 1.94%
      6,690    Johnson & Johnson ..........................           418,928
                                                               --------------
               OIL AND GAS EXTRACTION - 14.37%
      5,040    Anadarko Petroleum .........................           457,179
      6,891    BP, SP ADR .................................           457,562
      7,574    Chevron Texaco .............................           432,248
      7,269    Exxon Mobil ................................           408,082
      7,100    Royal Dutch Shell, ADR .....................           440,484
      5,047    Schlumberger ...............................           458,116
      7,790    Transocean * ...............................           447,847
                                                               --------------
                                                                    3,101,518
                                                               --------------
               PHARMACEUTICALS - 3.84%
     17,626    Bristol-Myers Squibb .......................           373,142
     21,000    Pfizer .....................................           456,540
                                                               --------------
                                                                      829,682
                                                               --------------
               RESTAURANTS - 2.22%
     15,149    McDonald's .................................           478,708
                                                               --------------
               RETAIL - 7.76%
      6,480    Costco Wholesale ...........................           313,373
     10,050    Home Depot (The) ...........................           412,452
      9,180    Kohl's * ...................................           441,833
     10,710    Wal-Mart Stores ............................           506,690
                                                               --------------
                                                                    1,674,348
                                                               --------------
               TECHNOLOGY - 6.67%
      8,880    Automatic Data Processing ..................           414,341
      7,440    CANON, SP ADR ..............................           394,841
     24,560    Microsoft ..................................           631,192
                                                               --------------
                                                                    1,440,374
                                                               --------------
               TRANSPORTATION - 2.26%
     30,470    Southwest Airlines .........................           487,825
                                                               --------------
               TOTAL COMMON STOCKS
                 (Cost $18,483,974) .......................        21,086,696
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 25

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
 --------                                                          ------

INVESTMENT COMPANY - 2.20%

    474,882    BlackRock Liquidity Funds
                 TempCash Portfolio ........................   $      474,882
                                                               --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $474,882) ...........................          474,882
                                                               --------------
TOTAL INVESTMENTS - 99.87%
  (Cost $18,958,856)** .....................................       21,561,578
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.13% ...................           28,410
                                                               --------------
NET ASSETS - 100.00% .......................................   $   21,589,988
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $18,994,453.

      Gross unrealized appreciation ........................   $    2,980,413
      Gross unrealized depreciation ........................         (413,288)
                                                               --------------
      Net unrealized appreciation ..........................   $    2,567,125
                                                               ==============

   ADR    American Depositary Receipt
SP ADR    Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 26

ABN AMRO FUNDS
--------------

VALUE FUND                                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                           2%
OTHER COMMON STOCKS                                20%
FINANCE                                            22%
OIL ANS GAS EXTRACTION                             12%
CAPITAL GOODS                                      12%
BASIC MATERIALS                                     8%
INSURANCE                                           7%
COMMUNICATIONS                                      5%
CONSUMER STAPLES                                    5%
PHARMACEUTICALS                                     7%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 97.85%

               BASIC MATERIALS - 7.52%
     15,930    Air Liquide, ADR ............................   $      578,891
     55,360    Air Products & Chemicals ....................        3,168,806
     21,300    Bowater .....................................          564,450
     58,290    Dow Chemical ................................        2,673,179
     78,780    duPont (E. I.) de Nemours ...................        3,284,338
     94,200    International Paper .........................        2,748,756
     37,680    Nalco Holding* ..............................          640,560
     66,800    PPG Industries ..............................        4,005,996
     19,070    Praxair .....................................          942,249
     59,610    Smurfit-Stone Container* ....................          629,482
    113,940    Syngenta, ADR ...............................        2,448,571
                                                               --------------
                                                                   21,685,278
                                                               --------------
               CAPITAL GOODS - 11.67%
     32,470    Cooper Industries ...........................        2,301,798
     83,650    Deere .......................................        5,075,882
     10,180    Emerson Electric ............................          708,019
     23,200    Grainger (W.W.) .............................        1,553,936
     30,790    Illinois Tool Works .........................        2,609,760
    100,540    Lockheed Martin .............................        6,088,702
    177,150    Masco .......................................        5,048,775
    105,630    Northrop Grumman ............................        5,667,050
      6,070    Sandvik, SP ADR .............................          291,928
     26,010    Tyco International ..........................          686,404
     70,260    United Technologies .........................        3,602,933
                                                               --------------
                                                                   33,635,187
                                                               --------------
               COMMUNICATIONS - 5.21%
    283,420    Sprint ......................................        6,606,520
    137,230    Verizon Communications ......................        4,324,117
    155,825    Vodafone Group, SP ADR ......................        4,091,965
                                                               --------------
                                                                   15,022,602
                                                               --------------
               CONSUMER CYCLICALS - 3.23%
     50,320    Disney, Walt ................................        1,226,298
     55,140    Hasbro ......................................        1,038,838

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------
               CONSUMER CYCLICALS (CONTINUED)
     56,000    Reed Elsevier, SP ADR .......................   $    2,042,320
     46,200    Tribune .....................................        1,455,762
    114,300    Viacom, Class B .............................        3,539,871
                                                               --------------
                                                                    9,303,089

               CONSUMER STAPLES - 5.49%
    135,540    Altria Group ................................       10,172,277
     89,000    Archer-Daniels-Midland ......................        2,168,930
     61,130    Kimberly-Clark ..............................        3,474,629
                                                               --------------
                                                                   15,815,836
                                                               --------------
               FINANCE - 21.50%
     54,160    American Express ............................        2,695,543
     10,832    Ameriprise Financial* .......................          403,167
    269,652    Bank of America .............................       11,794,579
    223,470    Citigroup ...................................       10,230,457
     93,070    Fannie Mae ..................................        4,422,686
     19,930    Franklin Resources ..........................        1,761,214
     23,980    Freddie Mac .................................        1,471,173
     72,670    Goldman Sachs Group .........................        9,183,308
     16,490    Lehman Brothers Holdings ....................        1,973,358
     58,140    MBNA ........................................        1,486,640
    117,900    Mellon Financial ............................        3,736,251
     24,740    Merrill Lynch ...............................        1,601,668
     86,730    SunTrust Banks ..............................        6,286,190
     28,710    UBS AG ......................................        2,459,586
     41,090    Wells Fargo .................................        2,473,618
                                                               --------------
                                                                   61,979,438
                                                               --------------
               FOOD AND BEVERAGES - 4.70%
     16,920    Coca-Cola (The) .............................          723,838
     22,160    Diageo, SP ADR ..............................        1,316,969
     58,320    Heinz (H.J.) ................................        2,070,360
     95,470    Kellogg .....................................        4,216,910
     22,420    Nestle, SP ADR ..............................        1,667,043
     31,960    PepsiCo .....................................        1,888,197
     93,800    Sara Lee ....................................        1,674,330
                                                               --------------
                                                                   13,557,647
                                                               --------------
               INSURANCE - 7.08%
     18,240    AFLAC .......................................          871,507
    111,700    Allstate ....................................        5,896,643
     17,080    Chubb (The) .................................        1,587,928
      2,500    CIGNA .......................................          289,675
     35,510    Hartford Financial Services Group ...........        2,831,922
     17,720    Lincoln National ............................          896,809
    162,700    MetLife .....................................        8,039,007
                                                               --------------
                                                                   20,413,491
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 0.20%
     14,690    Baxter International ........................          561,599
                                                               --------------
               OIL AND GAS EXTRACTION - 12.17%
     18,700    Amerada Hess ................................        2,339,370
     58,700    BP, SP ADR ..................................        3,897,680
     45,536    Chevron Texaco ..............................        2,598,720
    133,660    ConocoPhillips ..............................        8,738,691
     36,630    Devon Energy ................................        2,211,719
     33,820    EOG Resources ...............................        2,292,320
     81,850    Exxon Mobil .................................        4,595,059
     27,300    Noble .......................................        1,757,574
     52,880    Total, SP ADR ...............................        6,663,938
                                                               --------------
                                                                   35,095,071
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 27

ABN AMRO FUNDS
--------------

VALUE FUND                                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               PHARMACEUTICALS - 6.52%
     70,340    Abbott Laboratories .........................   $    3,028,137
     10,400    Eli Lilly ...................................          517,816
    115,560    Johnson & Johnson ...........................        7,236,367
    134,730    Merck .......................................        3,802,080
     32,000    Pfizer ......................................          695,680
     78,910    Wyeth .......................................        3,516,230
                                                               --------------
                                                                   18,796,310
                                                               --------------
               RETAIL - 2.36%
    165,960    Gap (The) ...................................        2,867,789
     31,000    Lowe's ......................................        1,883,870
     95,470    TJX .........................................        2,055,469
                                                               --------------
                                                                    6,807,128
                                                               --------------
               TECHNOLOGY - 3.72%
    179,320    Accenture, Class A* ........................         4,717,909
     35,380    Analog Devices ..............................        1,230,516
     80,700    Cisco Systems* .............................         1,408,215
    141,110    Oracle* ....................................         1,789,275
     66,090    Symantec* ..................................         1,576,247
                                                               --------------
                                                                   10,722,162
                                                               --------------
               TRANSPORTATION - 1.67%
     53,220    Burlington Northern Santa Fe ................        3,302,833
     12,630    CNF .........................................          710,690
     19,900    Norfolk Southern ............................          799,980
                                                               --------------
                                                                    4,813,503
                                                               --------------
               UTILITIES - 4.81%
     89,470    Dominion Resources ..........................        6,806,878
     16,310    Entergy .....................................        1,153,443
     18,800    Exelon ......................................          978,164
     11,700    FPL Group ...................................          503,802
     50,960    PPL .........................................        1,597,086
     20,520    Pulbic Service Enterprise Group .............        1,290,503
     15,190    TXU .........................................        1,530,392
                                                               --------------
                                                                   13,860,268
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $240,535,831) ......................      282,068,609
                                                               --------------
INVESTMENT COMPANY - 2.01%

  5,803,645    BlackRock Liquidity Funds
                  TempCash Portfolio .......................        5,803,645
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $5,803,645) ........................        5,803,645
                                                               --------------
TOTAL INVESTMENTS - 99.86%
   (Cost $246,339,476)** ...................................      287,872,254
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.14% ...................          413,537
                                                               --------------
NET ASSETS - 100.00% .......................................   $  288,285,791
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $247,184,655.

      Gross unrealized appreciation ........................   $   50,025,157
      Gross unrealized depreciation ........................       (9,337,558)
                                                               --------------
      Net unrealized appreciation ..........................   $   40,687,599
                                                               ==============

    ADR  American Depositary Receipt
 SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 28

ABN AMRO FUNDS
--------------

VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                27%
BUILDING                                           15%
TECHNOLOGY                                         11%
HEALTHCARE SERVICES                                10%
INDUSTRIAL-CONSTRUCTION  & ENGINEERING              6%
FINANCE                                             6%
RETAIL                                              6%
TRANSPORTATION                                      6%
CASH AND OTHER NET ASSETS                           5%
CONSUMER DISCRETIONARY                              8%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 94.83%

               AEROSPACE/DEFENSE - 1.89%
      5,300    Precision Castparts ........................    $      251,008
                                                               --------------
               AUTOMOTIVE - 2.04%
     17,300    Goodyear Tire & Rubber (The) * .............           270,572
                                                               --------------
               BASIC MATERIALS - 3.10%
      7,900    Cemex, SP ADR ..............................           411,353
                                                               --------------
               BIOTECHNOLOGY - 4.43%
      2,700    Genzyme * ..................................           195,210
      8,300    Gilead Sciences * ..........................           392,175
                                                               --------------
                                                                      587,385
                                                               --------------
               BUILDING - 15.42%
      5,400    Centex .....................................           347,490
     10,066    D.R. Horton ................................           308,925
      4,000    KB HOME ....................................           261,400
      4,200    M.D.C. Holdings ............................           288,120
      7,300    Pulte Homes ................................           275,867
      3,900    Ryland Group (The) .........................           262,470
      8,200    Toll Brothers * ............................           302,662
                                                               --------------
                                                                    2,046,934
                                                               --------------
               COMMERCIAL SERVICES - 2.73%
     10,500    Equifax ....................................           361,935
                                                               --------------
               COMMUNICATIONS - 1.68%
        600    Google, Class A * ..........................           223,284
                                                               --------------
               CONSUMER DISCRETIONARY - 7.59%
      9,800    Coach * ....................................           315,364
      3,700    Harman International Industries ............           369,482
      6,600    McGraw-Hill (The) ..........................           323,004
                                                               --------------
                                                                    1,007,850
                                                               --------------
               FINANCE - 6.06%
      3,800    Bear Stearns (The) .........................           402,040
      1,100    Chicago Mercantile Exchange ................           401,665
                                                               --------------
                                                                      803,705
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               HEALTHCARE SERVICES - 10.43%
      2,800    CIGNA ......................................    $      324,436
      6,150    Coventry Healthcare * ......................           332,038
      8,600    Triad Hospitals * ..........................           353,718
      6,450    UnitedHealth Group .........................           373,391
                                                               --------------
                                                                    1,383,583
                                                               --------------
               INDUSTRIAL - CONSTRUCTION & ENGINEERING
                  - 5.76%
      6,500    Fluor ......................................           413,400
      5,500    Jacobs Engineering Group * .................           350,625
                                                               --------------
                                                                      764,025
                                                               --------------
               INSURANCE - 2.19%
      5,500    Allstate ...................................           290,345
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 4.87%
      6,200    Bausch & Lomb ..............................           459,978
      4,100    Varian Medical Systems * ...................           186,796
                                                               --------------
                                                                      646,774
                                                               --------------
               PHARMACEUTICALS - 3.49%
      7,400    Johnson & Johnson ..........................           463,388
                                                               --------------
               RETAIL - 6.00%
      9,100    Home Depot (The) ...........................           373,464
      7,600    Target .....................................           423,244
                                                               --------------
                                                                      796,708
                                                               --------------
               TECHNOLOGY - 11.13%
      7,900    Adobe Systems ..............................           254,775
      9,900    Autodesk ...................................           446,787
     23,400    Cadence Design Systems * ...................           373,932
      6,000    NAVTEQ * ...................................           234,720
      5,500    NCR * ......................................           166,210
                                                               --------------
                                                                    1,476,424
                                                               --------------
               TRANSPORTATION - 6.02%
      6,500    Burlington Northern Santa Fe ...............           403,390
     24,700    Southwest Airlines .........................           395,447
                                                               --------------
                                                                      798,837
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $12,266,299) ......................        12,584,110
                                                               --------------
INVESTMENT COMPANY - 3.36%

    445,443    BlackRock Liquidity Funds
                  TempCash Portfolio ......................           445,443
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $445,443) .........................           445,443
                                                               --------------

TOTAL INVESTMENTS - 98.19%
   (Cost $12,711,742)** ...................................        13,029,553
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 1.81% ..................           240,168
                                                               --------------
NET ASSETS - 100.00% ......................................    $   13,269,721
                                                               ==============

----------
 *   Non-income producing security.
**   Aggregate cost for Federal income tax purposes is $12,718,791.

     Gross unrealized appreciation ........................    $      687,492
     Gross unrealized depreciation ........................          (376,730)
                                                               --------------
     Net unrealized appreciation ..........................    $      310,762
                                                               ==============

SP ADR Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 29

ABN AMRO FUNDS
--------------

MID CAP FUND                                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                           4%
OTHER COMMON STOCKS                                30%
PRINTING AND PUBLISHING                            15%
ELECTRICAL/ELECTRONICS EQUIPMENT & SERVICES        13%
MEDICAL PRODUCTS AND SUPPLIES                       8%
PHARMACEUTICALS                                     7%
COMMUNICATIONS EQUIPMENT                            7%
TRUCKING                                            6%
CHEMICALS                                           5%
OIL AND GAS-EQUIPMENT & SERVICES                    5%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 96.18%

               ADVERTISING - 1.56%
    937,600    Interpublic Group * ........................    $    9,685,408
                                                               --------------
               AGRICULTURE - 2.18%
    261,000    Bunge ......................................        13,556,340
                                                               --------------
               AUTOMOTIVE PARTS & EQUIPMENT - 4.32%
    320,900    BorgWarner .................................        18,608,991
    118,200    Magna International, Class A ...............         8,240,904
                                                               --------------
                                                                   26,849,895
                                                               --------------
               BROADCASTING - 1.84%
    478,700    Hearst-Argyle Television ...................        11,469,652
                                                               --------------
               CHEMICALS - 5.00%
    614,700    Engelhard ..................................        16,719,840
    263,800    FMC * ......................................        14,361,272
                                                               --------------
                                                                   31,081,112
                                                               --------------
               COMMUNICATIONS EQUIPMENT - 6.54%
  2,059,570    Andrew * ...................................        21,872,633
    457,000    Harris .....................................        18,782,700
                                                               --------------
                                                                   40,655,333
                                                               --------------
               COMPUTER HARDWARE - 4.21%
    399,400    Diebold ....................................        14,434,316
    282,200    Lexmark International Group,
                  Class A * ...............................        11,716,944
                                                               --------------
                                                                   26,151,260
                                                               --------------
               COMPUTER SOFTWARE - 2.26%
  1,196,430    Mentor Graphics * ..........................         9,894,476
    133,360    Progress Software * ........................         4,152,830
                                                               --------------
                                                                   14,047,306
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               ELECTRICAL/ELECTRONIC
               EQUIPMENT & SERVICES - 12.94%
    749,395    American Power Conversion * ................    $   16,029,559
    501,470    Molex ......................................        12,692,206
    200,300    Molex, Class A .............................         4,785,167
    235,900    Paxar * ....................................         4,050,403
  1,835,436    Symbol Technologies ........................        15,234,119
    604,000    Tektronix ..................................        13,879,920
    320,400    Zebra Technologies * .......................        13,812,444
                                                               --------------
                                                                   80,483,818
                                                               --------------
               ENGINEERING/CONSTRUCTION - 3.26%
    908,400    Chicago Bridge & Iron ......................        20,257,320
                                                               --------------
               ENTERTAINMENT AND LEISURE - 2.83%
  1,193,400    Mattel .....................................        17,602,650
                                                               --------------
               INFORMATION TECHNOLOGY
               CONSULTING & SERVICES - 3.68%
  4,477,300    Unisys * ...................................        22,879,003
                                                               --------------
               INSURANCE - 3.04%
    444,687    Cincinnati Financial .......................        18,921,432
                                                               --------------
               INVESTMENT BANKERS/BROKERS/SERVICES - 0.85%
  1,071,116    Instinet Group .............................         5,291,313
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 8.33%
    384,800    Biomet .....................................        13,402,584
    392,000    Edwards Lifesciences * .....................        16,220,960
    685,600    PerkinElmer ................................        15,131,192
    192,000    Varian * ...................................         7,059,840
                                                               --------------
                                                                   51,814,576
                                                               --------------
               OIL & GAS - EQUIPMENT & SERVICES - 5.34%
    704,673    FMC Technologies * .........................        25,692,378
    233,900    Veritas DGC * ..............................         7,533,919
                                                               --------------
                                                                   33,226,297
                                                               --------------
               PHARMACEUTICALS - 7.13%
    596,000    Alpharma, Class A ..........................        14,834,440
  1,075,700    King Pharmaceuticals * .....................        16,598,051
    360,640    Shire Pharmaceuticals
                  Group, ADR ..............................        12,925,338
                                                               --------------
                                                                   44,357,829
                                                               --------------
               PRINTING AND PUBLISHING - 15.22%
    317,100    Belo, Class A ..............................         6,849,360
    771,100    New York Times, Class A ....................        21,004,764
  1,582,600    Pearson, SP ADR ............................        17,788,424
  2,243,400    Reader's Digest Association,
                  Class A .................................        34,368,888
    449,100    Scholastic * ...............................        14,618,205
                                                               --------------
                                                                   94,629,641
                                                               --------------
               TRUCKING - 5.65%
    432,600    CNF ........................................        24,342,402
    603,100    Werner Enterprises .........................        10,807,552
                                                               --------------
                                                                   35,149,954
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $565,268,123) .....................       598,110,139
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 30

ABN AMRO FUNDS
--------------

MID CAP FUND                                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

INVESTMENT COMPANY - 1.39%

  8,661,216    BlackRock Liquidity Funds
                  TempCash Portfolio ......................    $    8,661,216
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $8,661,216) .......................         8,661,216
                                                               --------------
TOTAL INVESTMENTS - 97.57%
   (Cost $573,929,339)** ..................................       606,771,355
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 2.43% ..................        15,117,006
                                                               --------------
NET ASSETS - 100.00% ......................................    $  621,888,361
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $574,631,127.

      Gross unrealized appreciation .......................    $   79,392,232
      Gross unrealized depreciation .......................       (47,252,004)
                                                               --------------
      Net unrealized appreciation .........................    $   32,140,228
                                                               ==============

   ADR   American Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 31

ABN AMRO FUNDS
--------------

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

ENTERTAINMENT AND LEISURE                           4%
FOREIGN COMMON STOCK & OTHER COMMON STOCKS         20%
COMMERCIAL SERVICES                                18%
FOOD AND BEVERAGES                                 14%
FINANCE                                            12%
CASH AND OTHER NET ASSETS                           9%
INSURANCE                                           8%
OIL AND GAS EXTRACTION                              7%
COMMUNICATIONS                                      4%
HEALTHCARE SERVICES                                 4%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 90.48%

               BASIC MATERIALS - 0.55%
     26,600    Northgate Minerals * .......................    $       34,846
                                                               --------------
               CAPITAL GOODS - 1.02%
      3,200    Todd Shipyards .............................            64,224
                                                               --------------
               CHEMICALS - 0.45%
      4,100    Nevada Chemicals ...........................            28,085
                                                               --------------
               COMMERCIAL SERVICES - 17.89%
      3,100    American Physicians Services Group .........            37,200
     16,200    BB Holdings ................................           110,970
      8,000    Carriage Services * ........................            48,320
      2,700    Coinmatch Service, IDS .....................            37,287
      2,900    CPI ........................................            52,200
      7,000    Geo Group (The) * ..........................           152,880
      4,800    Ingram Micro, Class A * ....................            86,880
     28,000    Mac-Gray * .................................           336,280
      3,500    NCO Group * ................................            62,895
      4,600    NuCo2 * ....................................           105,340
      2,100    Outlook Group ..............................            28,413
      3,800    Rent-A-Center * ............................            68,476
                                                               --------------
                                                                    1,127,141
                                                               --------------
               COMMUNICATIONS - 4.44%
      3,300    Atlantic Tele-Network ......................           109,065
      3,400    Journal Communications, Class A ............            48,110
      6,200    United Online ..............................            83,142
      1,000    Value Line .................................            39,000
                                                               --------------
                                                                      279,317
                                                               --------------
               CONSUMER CYCLICALS - 3.19%
      2,700    Marcus (The) ...............................            59,292
      9,400    Sands Regent (The) * .......................            89,403
      1,000    Vulcan International .......................            52,500
                                                               --------------
                                                                      201,195
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               CONSUMER STAPLES - 0.62%
      1,150    CSS Industries .............................    $       39,249
                                                               --------------
               ENTERTAINMENT AND LEISURE - 3.75%
      4,200    Ambassadors International ..................            57,162
        600    Churchill Downs ............................            19,266
      2,900    GTECH Holdings .............................            92,336
      1,300    International Speedway, Class A ............            67,184
                                                               --------------
                                                                      235,948
                                                               --------------
               FINANCE - 12.21%
      1,800    ASTA Funding ...............................            48,834
      2,500    Astoria Financial ..........................            69,875
      1,100    BankAtlantic Bancorp, Class A ..............            15,279
      4,000    California Coastal Communities * ...........           142,800
      2,700    Cass Information Systems ...................            89,100
        850    Gyrodyne Company of America * ..............            37,494
     11,600    Medallion Financial ........................           106,720
      9,700    New Valley * ...............................            87,785
      2,600    Oppenheimer Holdings, Class A ..............            49,088
      1,100    Prospect Energy ............................            15,719
      1,500    Republic Bancorp, Class A ..................            30,750
     10,800    U.S. Global Investors, Class A * ...........            75,600
                                                               --------------
                                                                      769,044
                                                               --------------
               FOOD AND BEVERAGES - 14.30%
     15,000    American Dairy * ...........................            98,250
      1,650    Arden Group, Class A .......................           123,767
      1,400    Coca-Cola Bottling .........................            63,854
      4,100    Foodarama Supermarkets * ...................           159,900
      9,300    Industrias Bachoco, SP ADR .................           169,260
      1,900    J & J Snack Foods ..........................           107,179
     17,000    National Beverage * ........................           125,970
      7,200    Zapata * ...................................            52,560
                                                               --------------
                                                                      900,740
                                                               --------------
               HEALTHCARE SERVICES - 3.89%
      5,400    National Healthcare ........................           194,400
      3,900    Psychemedics ...............................            50,310
                                                               --------------
                                                                      244,710
                                                               --------------
               INSURANCE - 7.98%
        215    Alleghany * ................................            64,715
     15,000    Capital Title Group ........................            99,750
        850    Erie Indemnity, Class A ....................            45,016
      3,100    Gallagher (Arthur J.) ......................            91,202
      1,325    Hilb Rogal and Hobbs .......................            49,621
      2,200    Midland (The) ..............................            83,094
        200    Wesco Financial ............................            69,350
                                                               --------------
                                                                      502,748
                                                               --------------
               OIL AND GAS EXTRACTION - 6.53%
     17,000    Chaparral Resources * ......................            60,350
      2,100    Cimarex Energy * ...........................            82,446
      6,000    Encore Acquisition * .......................           205,860
     40,000    Seitel * ...................................            62,800
                                                               --------------
                                                                      411,456
                                                               --------------


| 32

ABN AMRO FUNDS
--------------

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               RESTAURANTS - 3.66%
      3,000    CBRL Group .................................    $      104,100
      1,000    Frisch's Restaurants .......................            24,000
      1,600    Jack in the Box * ..........................            47,520
      6,200    Nathan's Famous * ..........................            55,180
                                                               --------------
                                                                      230,800
                                                               --------------
               RETAIL - 3.19%
      2,700    Barnes & Noble .............................            97,632
      2,700    Regis ......................................           103,572
                                                               --------------
                                                                      201,204
                                                               --------------
               TECHNOLOGY - 0.37%
      3,000    Manatron * .................................            23,400
                                                               --------------
               TRANSPORTATION - 1.26%
      3,100    CHC Helicopter, Class A ....................            64,325
        800    JetBlue Airways * ..........................            14,888
                                                               --------------
                                                                       79,213
                                                               --------------
               UTILITIES - 2.25%
      3,200    PICO Holdings * ............................           107,456
        700    SJW ........................................            34,244
                                                               --------------
                                                                      141,700
                                                               --------------
               WASTE MANAGEMENT - 2.93%
     42,000    Synagro Technologies .......................           184,800
                                                               --------------
               TOTAL COMMON STOCKS
                  (Cost $5,603,599) .......................         5,699,820
                                                               --------------
FOREIGN COMMON STOCK - 0.21%

               UNITED KINGDOM - 0.21%
      6,480    Carlisle Group * ...........................            13,305
                                                               --------------
               TOTAL FOREIGN COMMON STOCK
                  (Cost $13,197) ..........................            13,305
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

INVESTMENT COMPANIES - 10.53%

    331,521    BlackRock Liquidity Funds
                 TempCash Portfolio .......................    $      331,521
    331,521    BlackRock Provident Institutional
                 TempFund Portfolio .......................           331,521
                                                               --------------
               TOTAL INVESTMENT COMPANIES
                  (Cost $663,042) .........................           663,042
                                                               --------------
TOTAL INVESTMENTS - 101.22%
   (Cost $6,279,838)** ....................................         6,376,167
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (1.22)% ................           (76,775)
                                                               --------------
NET ASSETS - 100.00% ......................................    $    6,299,392
                                                               ==============

----------
 *      Non-income producing security.
**      Aggregate cost for Federal income tax purposes is $6,292,143.

        Gross unrealized appreciation .....................    $      270,062
        Gross unrealized depreciation .....................          (186,038)
                                                               --------------
        Net unrealized appreciation .......................    $       84,024
                                                               ==============
   IDS  Income Deposit Security
SP ADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 33

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CAPITAL GOODS                                             18%
FINANCE                                                   14%
OTHER COMMON STOCKS                                       13%
TECHNOLOGY                                                12%
CONSUMER CYCLICALS                                        11%
OIL AND GAS EXTRACTION                                    10%
COMMERCIAL SERVICES                                        9%
PHARMACEUTICALS                                            7%
COMMUNICATIONS                                             4%
CASH AND OTHER NET ASSETS                                  2%

 % OF TOTAL NET ASSETS

                                                              MARKET
  SHARES                                                      VALUE
  ------                                                      ------

COMMON STOCKS - 98.13%

              BIOTECHNOLOGY - 0.80%
   153,200    Human Genome Sciences * ...............    $      1,279,220
                                                         ----------------
              CAPITAL GOODS - 17.90%
    78,960    Analogic ..............................           3,695,328
   143,000    Baldor Electric .......................           3,474,900
   113,860    Cognex ................................           3,254,119
   232,275    General Cable * .......................           3,774,469
    60,990    Manitowoc (The) .......................           3,245,278
    49,520    Martin Marietta Materials .............           3,907,623
    42,080    Teleflex ..............................           2,785,275
   107,830    Trex * ................................           2,239,629
   506,950    Viisage Technology * ..................           2,331,970
                                                         ----------------
                                                               28,708,591
                                                         ----------------
              COMMERCIAL SERVICES - 8.93%
    90,050    Cross Country Healthcare * ............           1,636,208
   108,110    Education Management * ................           3,334,112
    96,670    MAXIMUS ...............................           3,504,288
    95,880    Valassis Communications * .............           2,996,250
   107,660    Watson Wyatt & Co. Holdings ...........           2,852,990
                                                         ----------------
                                                               14,323,848
                                                         ----------------
              COMMUNICATIONS - 4.14%
   178,190    Emmis Communications, Class A * .......           3,487,178
   267,660    Radio One * ...........................           3,158,388
                                                         ----------------
                                                                6,645,566
                                                         ----------------
              CONSUMER CYCLICALS - 11.32%
   234,960    La-Z-Boy ..............................           2,781,926
   143,102    NetFlix * .............................           3,779,324
   521,778    Six Flags * ...........................           3,855,939
   267,730    Steelcase, Class A ....................           3,833,894
   116,510    Vail Resorts * ........................           3,903,085
                                                         ----------------
                                                               18,154,168
                                                         ----------------

                                                              MARKET
  SHARES                                                      VALUE
  ------                                                      ------

              FINANCE - 14.09%
   162,650    FelCor Lodging Trust, REIT * ..........    $      2,426,738
   113,060    First Marblehead (The) ................           3,345,446
   168,635    Innkeepers USA Trust, REIT ............           2,630,706
   395,090    Knight Capital Group * ................           3,781,011
    81,430    Post Properties, REIT .................           3,322,344
   119,240    Raymond James Financial ...............           4,057,737
   101,420    Washington REIT .......................           3,027,387
                                                         ----------------
                                                               22,591,369
                                                         ----------------
              FOOD AND BEVERAGES - 3.97%
   215,030    Hain Celestial Group * ................           4,154,379
    80,330    Performance Food Group * ..............           2,216,305
                                                         ----------------
                                                                6,370,684
                                                         ----------------
              OIL AND GAS EXTRACTION - 9.50%
    73,764    Helmerich & Payne .....................           4,086,526
    72,070    Oceaneering International * ...........           3,468,008
    80,450    Tidewater .............................           3,697,482
    98,200    Whiting Petroleum * ...................           3,982,010
                                                         ----------------
                                                               15,234,026
                                                         ----------------
              PHARMACEUTICALS - 6.57%
   141,930    Andrx * ...............................           2,195,657
   148,230    NBTY * ................................           2,966,082
   245,310    Perrigo ...............................           3,279,795
    36,410    Pharmaceutical Product Development ....           2,092,483
                                                         ----------------
                                                               10,534,017
                                                         ----------------
              RESTAURANTS - 3.74%
    94,910    California Pizza Kitchen * ............           3,038,069
   216,060    O' Charley's * ........................           2,962,183
                                                         ----------------
                                                                6,000,252
                                                         ----------------
              RETAIL - 3.12%
   160,000    Cost Plus * ...........................           2,457,600
   250,410    Sharper Image * .......................           2,551,678
                                                         ----------------
                                                                5,009,278
                                                         ----------------
              TECHNOLOGY - 12.52%
   773,055    3Com * ................................           2,976,262
   114,510    Cabot Microelectronics * ..............           3,366,594
   480,740    CIBER * ...............................           3,067,121
   175,210    Internet Security Systems * ...........           4,315,422
   106,710    ManTech International, Class A * ......           2,955,867
   446,950    TIBCO Software * ......................           3,392,351
                                                         ----------------
                                                               20,073,617
                                                         ----------------
              TELECOMMUNICATIONS EQUIPMENT - 1.53%
   231,210    Andrew * ..............................           2,455,450
                                                         ----------------
              TOTAL COMMON STOCKS
                 (Cost $136,010,481) ................         157,380,086
                                                         ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 34

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                              MARKET
  SHARES                                                      VALUE
  ------                                                      ------

INVESTMENT COMPANY - 1.19%

 1,903,953    BlackRock Liquidity Funds
                TempCash Portfolio ..................    $      1,903,953
                                                         ----------------
              TOTAL INVESTMENT COMPANY
                 (Cost $1,903,953) ..................           1,903,953
                                                         ----------------
TOTAL INVESTMENTS - 99.32%
   (Cost $137,914,434)** ............................         159,284,039
                                                         ----------------
NET OTHER ASSETS AND LIABILITIES - 0.68% ............           1,097,820
                                                         ----------------
NET ASSETS - 100.00% ................................    $    160,381,859
                                                         ================

----------
  *   Non-income producing security.
 **   Aggregate cost for Federal income tax purposes is $138,163,072.

      Gross unrealized appreciation .................    $     29,645,747
      Gross unrealized depreciation .................          (8,524,780)
                                                         ----------------
      Net unrealized appreciation ...................    $     21,120,967
                                                         ================

REIT Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 35

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

HEALTHCARE SERVICES                               5%
OTHER COMMON STOCKS                              25%
BUILDING                                         17%
MEDICAL PRODUCTS AND SUPPLIES                    15%
CAPITAL GOODS                                    11%
TRANSPORTATION                                    7%
RETAIL                                            6%
FINANCE                                           6%
TELECOMMUNICATIONS EQUIPMENT                      4%
CASH AND OTHER NET ASSETS                         4%

% OF TOTAL NET ASSETS

                                                                   MARKET
   SHARES                                                           VALUE
   ------                                                          ------

COMMON STOCKS - 95.72%

               AEROSPACE/DEFENSE - 1.64%
    638,350    BE Aerospace * ..............................   $   11,573,285
                                                               --------------
               BASIC MATERIALS - 1.02%
    277,175    Aleris International * ......................        7,195,463
                                                               --------------
               BIOTECHNOLOGY - 3.74%
    241,800    Momenta Pharmaceutical * ....................        5,205,954
    287,350    United Therapeutics * .......................       21,223,671
                                                               --------------
                                                                   26,429,625
                                                               --------------
               BUILDING - 16.85%
    517,100    Beazer Homes USA ............................       29,965,945
     31,425    Comstock Homebuilding * .....................          521,655
    203,474    M.D.C. Holdings .............................       13,958,316
    355,225    Meritage Homes * ............................       22,119,861
    318,200    Ryland Group (The) ..........................       21,414,860
    437,100    Standard-Pacific ............................       16,863,318
    382,200    Toll Brothers * .............................       14,107,002
                                                               --------------
                                                                  118,950,957
                                                               --------------
               CAPITAL GOODS - 11.47%
     45,375    Bucyrus International, Class A ..............        1,885,331
    267,250    Granite Construction ........................        9,115,897
    315,775    Knoll .......................................        5,030,296
    867,400    Shaw Group (The) * ..........................       23,246,320
    889,550    Steelcase, Class A ..........................       12,738,356
    446,625    URS * .......................................       18,057,049
    218,950    Washington Group International * ............       10,881,815
                                                               --------------
                                                                   80,955,064
                                                               --------------
               COMMERCIAL SERVICES - 1.97%
    357,275    Portfolio Recovery Associates * .............       13,897,997
                                                               --------------

                                                                   MARKET
   SHARES                                                           VALUE
   ------                                                          ------

               COMMUNICATIONS-INTERNET - 3.98%
    350,800    Akamai Technologies * .......................   $    6,082,872
    602,500    aQuantive * .................................       13,044,125
    190,225    Blue Coat Systems * .........................        8,938,673
                                                               --------------
                                                                   28,065,670
                                                               --------------
               CONSUMER DISCRETIONARY - 0.68%
    177,150    Guess? * ....................................        4,804,308
                                                               --------------
               ELECTRONICS - 0.47%
    476,150    KEMET * .....................................        3,294,958
                                                               --------------
               FINANCE - 5.63%
     72,600    Chicago Mercantile Exchange .................       26,509,890
    311,625    Jefferies Group .............................       13,231,597
                                                               --------------
                                                                   39,741,487
                                                               --------------
               HEALTHCARE EQUIPMENT - 0.52%
    101,525    Syneron Medical * ...........................        3,648,809
                                                               --------------
               HEALTHCARE SERVICES - 4.57%
    213,825    LCA-Vision ..................................        8,982,788
    387,325    LifePoint Hospitals * .......................       15,144,408
    313,925    VCA Antech * ................................        8,099,265
                                                               --------------
                                                                   32,226,461
                                                               --------------
               HEALTHCARE SUPPLIES - 0.63%
    273,075    LifeCell * ..................................        4,423,815
                                                               --------------
               INDUSTRIAL - 1.32%
    475,150    Builders FirstSource * ......................        9,289,183
                                                               --------------
               INFORMATION TECHNOLGY SERVICES - 1.36%
    243,325    TALX ........................................        9,618,637
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 15.26%
    388,350    ArthroCare * ................................       14,264,095
    327,150    ev3 * .......................................        4,903,978
    354,675    Foxhollow Technologies * ....................       16,070,324
    160,550    Intuitive Surgical * ........................       14,245,602
    247,000    Kyphon * ....................................        9,902,230
    124,150    Neurometrix * ...............................        4,622,105
    440,425    NuVasive * ..................................        7,676,608
    380,900    ResMed * ....................................       14,523,717
    178,800    SurModics * .................................        7,066,176
     61,425    Techne * ....................................        3,330,464
    560,000    Thoratec * ..................................       11,076,800
                                                               --------------
                                                                  107,682,099
                                                               --------------
               OIL AND GAS EXTRACTION - 0.76%
    247,650    Dresser-Rand Group * ........................        5,374,005
                                                               --------------
               PHARMACEUTICALS - 1.08%
    204,725    Adams Respiratory Therapeutics * ............        7,656,715
                                                               --------------
               RESTAURANTS - 2.98%
    124,500    California Pizza Kitchen * ..................        3,985,245
    797,875    Cosi * ......................................        6,981,406
    638,200    Texas Roadhouse, Class A * ..................       10,045,268
                                                               --------------
                                                                   21,011,919
                                                               --------------
               RETAIL - 5.70%
    568,272    Coldwater Creek * ...........................       15,337,661
    413,950    Genesco * ...................................       15,233,360
  1,863,600    Wet Seal (The), Class A * ...................        9,634,812
                                                               --------------
                                                                   40,205,833
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 36

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
   SHARES                                                           VALUE
   ------                                                          ------

               SEMICONDUCTORS - 1.96%
    453,000    RF Micro Devices * ..........................   $    2,373,720
    378,425    Trident Microsystems * ......................       11,451,141
                                                               --------------
                                                                   13,824,861
                                                               --------------
               TECHNOLOGY - 1.28%
    210,500    Global Payments .............................        9,019,925
                                                               --------------
               TELECOMMUNICATIONS EQUIPMENT - 3.68%
  1,091,725    ECI Telecom * ...............................        8,297,110
    208,800    F5 Networks * ...............................       10,863,864
    618,600    Sierra Wireless * ...........................        6,816,972
                                                               --------------
                                                                   25,977,946
                                                               --------------
               TRANSPORTATION - 7.17%
  1,588,250    AirTran Holdings * ..........................       23,760,220
    940,900    Continental Airlines, Class B * .............       12,184,655
    506,950    JetBlue Airways * ...........................        9,434,339
    179,250    SkyWest .....................................        5,253,818
                                                               --------------
                                                                   50,633,032
                                                               --------------
               TOTAL COMMON STOCKS
                 (Cost $554,844,503) .......................      675,502,054
                                                               --------------

INVESTMENT COMPANY - 2.67%
 18,852,797    BlackRock Liquidity Funds
                 TempCash Portfolio ........................       18,852,797
                                                               --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $18,852,797) ........................       18,852,797
                                                               --------------
TOTAL INVESTMENTS - 98.39%
  (Cost $573,697,300)** ....................................      694,354,851
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 1.61% ...................       11,383,248
                                                               --------------
NET ASSETS - 100.00% .......................................   $  705,738,099
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $573,799,571.

      Gross unrealized appreciation ........................   $  136,564,750
      Gross unrealized depreciation ........................      (16,009,470)
                                                               --------------
      Net unrealized appreciation ..........................   $  120,555,280
                                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 37

ABN AMRO FUNDS
--------------

REAL ESTATE FUND                                                OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                           2%
RETAIL                                             30%
OFFICE PROPERTIES                                  16%
RESIDENTIAL                                        16%
INDUSTRIAL                                         14%
HOTELS                                              6%
STORAGE                                             6%
DIVERSIFIED                                         4%
FOREIGN COMMON STOCK                                3%
HEALTHCARE                                          3%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 94.32%

               DIVERSIFIED - 4.08%
     44,100    Vornado Realty Trust .......................    $    3,572,100
                                                               --------------
               HEALTHCARE - 2.68%
     76,500    Ventas .....................................         2,343,195
                                                               --------------
               HOTELS - 5.78%
     99,300    Host Marriott ..............................         1,667,247
     63,200    Orient Express Hotels ......................         1,782,240
     72,000    Sunstone Hotel Investors ...................         1,612,800
                                                               --------------
                                                                    5,062,287
                                                               --------------
               INDUSTRIAL - 13.69%
     81,585    AMB Property ...............................         3,604,425
     43,900    CenterPoint Properties .....................         2,000,084
     52,800    Liberty Property Trust .....................         2,201,232
     97,200    ProLogis Trust .............................         4,179,600
                                                               --------------
                                                                   11,985,341
                                                               --------------
               OFFICE PROPERTIES - 16.45%
     32,175    Alexandria Real Estate Equities ............         2,601,349
     62,000    BioMed Realty Trust ........................         1,550,620
     64,000    Brookfield  Properties .....................         1,875,200
     41,900    Corporate Office
                 Properties Trust .........................         1,456,444
     91,184    Equity Office Properties Trust .............         2,808,467
     40,400    Reckson Associates Realty ..................         1,418,040
     39,600    SL Green Realty ............................         2,693,988
                                                               --------------
                                                                   14,404,108
                                                               --------------
               RESIDENTIAL - 15.80%
    104,700    Archstone-Smith Trust ......................         4,247,679
     36,624    AvalonBay Communities ......................         3,158,820
    101,000    Equity Residential
                 Properties Trust .........................         3,964,250
     27,400    Essex Property Trust .......................         2,462,712
                                                               --------------
                                                                   13,833,461
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               RETAIL - 30.10%
     51,200    CBL & Associates Properties ................    $    1,912,320
     59,100    Cedar Shopping Centers .....................           828,582
     64,400    Developers Diversified Realty ..............         2,812,992
     92,400    General Growth Properties ..................         3,925,152
    122,200    Kimco Realty ...............................         3,619,564
     60,125    Mills ......................................         3,216,688
     29,700    Pan Pacific Retail Properties ..............         1,885,950
     40,600    Regency Centers ............................         2,260,202
     82,300    Simon Property Group .......................         5,894,326
                                                               --------------
                                                                   26,355,776
                                                               --------------
               STORAGE - 5.74%
    168,000    Extra Space Storage ........................         2,452,800
    123,500    U-Store-It-Trust ...........................         2,576,210
                                                               --------------
                                                                    5,029,010
                                                               --------------
               TOTAL COMMON STOCKS
                 (Cost $62,643,382) .......................        82,585,278
                                                               --------------

FOREIGN COMMON STOCK - 3.27%

               CANADA - 3.27%
    170,000    Boardwalk Real Estate
                 Investment Trust .........................         2,864,279
                                                               --------------
               TOTAL FOREIGN COMMON STOCK
                 (Cost $1,932,861) ........................         2,864,279
                                                               --------------

INVESTMENT COMPANY - 1.19%

  1,039,865    BlackRock Provident Institutional
                 TempCash Portfolio .......................         1,039,865
                                                               --------------
               TOTAL INVESTMENT COMPANIY
                 (Cost $1,039,865) ........................         1,039,865
                                                               --------------
TOTAL INVESTMENTS - 98.78%
  (Cost $65,616,108)* .....................................        86,489,422
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 1.22% ..................         1,072,215
                                                               --------------
NET ASSETS - 100.00% ......................................    $   87,561,637
                                                               ==============

----------
*     Aggregate cost for Federal income tax purposes is $65,206,688.

      Gross unrealized appreciation .......................    $   21,425,155
      Gross unrealized depreciation .......................          (142,421)
                                                               --------------
      Net unrealized appreciation .........................    $   21,282,734
                                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 38

ABN AMRO FUNDS
--------------

VEREDUS SCITECH FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

SEMICONDUCTORS                           4%
MEDICAL INSTRUMENTS                     21%
OTHER COMMON STOCKS                     14%
CASH AND OTHER NET ASSETS               13%
BIOTECHNOLOGY                           12%
COMPUTER SOFTWARE                       11%
MEDICAL PRODUCTS AND SUPPLIES            9%
TELECOMMUNICATIONS EQUIPMENT             6%
PHARMACEUTICALS                          5%
COMMUNICATIONS - INTERNET                5%

% OF TOTAL NET ASSETS

                                                                 MARKET
   SHARES                                                        VALUE
   ------                                                        ------

COMMON STOCKS - 86.75%

              AEROSPACE/DEFENSE - 3.13%

      4,300   Ladish * ...................................   $       85,957
      1,200   Precision Castparts ........................           56,832
                                                             --------------
                                                                    142,789
                                                             --------------
              BIOTECHNOLOGY - 12.39%
      1,300   Genzyme * ..................................           93,990
      4,200   Gilead Sciences * ..........................          198,450
      2,100   Momenta Pharmaceutical * ...................           45,213
        500   Techne * ...................................           27,110
      2,700   United Therapeutics * ......................          199,422
                                                             --------------
                                                                    564,185
                                                             --------------
              COMMUNICATIONS - 2.04%
        250   Google, Class A * ..........................           93,035
                                                             --------------
              COMMUNICATIONS-INTERNET - 4.99%
      2,250   Akamai Technologies * ......................           39,015
      5,500   aQuantive * ................................          119,075
      1,475   Blue Coat Systems * ........................           69,310
                                                             --------------
                                                                    227,400
                                                             --------------
              COMPUTER SOFTWARE - 10.59%
      2,800   Adobe Systems ..............................           90,300
      4,100   Autodesk ...................................          185,033
      7,800   Cadence Design Systems * ...................          124,644
      2,100   NAVTEQ * ...................................           82,152
                                                             --------------
                                                                    482,129
                                                             --------------
              COMPUTERS - 1.72%
      2,600   NCR * ......................................           78,572
                                                             --------------
              ELECTRONICS - 0.47%
      3,100   KEMET * ....................................           21,452
                                                             --------------
              HEALTHCARE EQUIPMENT - 0.55%
        700   Syneron Medical * ..........................           25,158
                                                             --------------
              HEALTHCARE SUPPLIES - 1.37%
      3,850   LifeCell * .................................           62,370
                                                             --------------

                                                                 MARKET
   SHARES                                                        VALUE
   ------                                                        ------

              INFORMATION TECHNOLGY SERVICES - 3.30%
      3,800   TALX .......................................   $      150,214
                                                             --------------
              MEDICAL INSTRUMENTS - 20.58%
      3,550   ArthroCare * ...............................          130,391
      3,850   ev3 * ......................................           57,712
      3,550   Foxhollow Technologies * ...................          160,851
      1,800   Intuitive Surgical * .......................          159,714
      2,900   Kyphon * ...................................          116,261
        875   Neurometrix * ..............................           32,576
      2,875   NuVasive * .................................           50,111
      1,700   SurModics * ................................           67,184
      8,200   Thoratec * .................................          162,196
                                                             --------------
                                                                    936,996
                                                             --------------
              MEDICAL PRODUCTS AND SUPPLIES - 8.79%
      2,500   Bausch & Lomb ..............................          185,475
      3,600   ResMed * ...................................          137,268
      1,700   Varian Medical Systems * ...................           77,452
                                                             --------------
                                                                    400,195
                                                             --------------
              PHARMACEUTICALS - 5.14%
      1,400   Adams Respiratory
                 Therapeutics * ..........................           52,360
      2,900   Johnson & Johnson ..........................          181,598
                                                             --------------
                                                                    233,958
                                                             --------------
              SEMICONDUCTORS - 3.95%
      5,850   RF Micro Devices * .........................           30,654
      4,925   Trident Microsystems * .....................          149,031
                                                             --------------
                                                                    179,685
                                                             --------------
              TECHNOLOGY - 1.51%
      1,600   Global Payments ............................           68,560
                                                             --------------
              TELECOMMUNICATIONS EQUIPMENT - 6.23%
     14,800   ECI Telecom * ..............................          112,480
      2,400   F5 Networks * ..............................          124,872
      4,200   Sierra Wireless * ..........................           46,284
                                                             --------------
                                                                    283,636
                                                             --------------
              TOTAL COMMON STOCKS
                 (Cost $3,464,219) .......................        3,950,334
                                                             --------------

INVESTMENT COMPANIES - 9.82%

    237,312   BlackRock Liquidity Funds
                 TempCash Portfolio ......................          237,312
    209,995   BlackRock Provident Institutional
                 TempFund Portfolio ......................          209,995
                                                             --------------
              TOTAL INVESTMENT COMPANIES
                 (Cost $447,307) .........................          447,307
                                                             --------------
TOTAL INVESTMENTS - 96.57%
   (Cost $3,911,526)** ...................................        4,397,641
                                                             --------------
NET OTHER ASSETS AND LIABILITIES - 3.43% .................          156,281
                                                             --------------
NET ASSETS - 100.00% .....................................   $    4,553.922
                                                             ==============

----------
*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $3,911,991.

      Gross unrealized appreciation ......................   $      568,129
      Gross unrealized depreciation ......................          (82,479)
                                                             --------------
      Net unrealized appreciation ........................   $      485,650
                                                             ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 39

ABN AMRO FUNDS
--------------

BALANCED FUND                                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

FOREIGN GOVERNMENT BOND & ASSET-BACKED SECURITY     1%
COMMON STOCKS                                      69%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS             16%
CORPORATE NOTES AND BONDS                          11%
NON-AGENCY MORTGAGE-BACKED SECURITIES               2%
COMMERCIAL MORTGAGE-BACKED SECURITIES               1%

% OF TOTAL NET ASSETS

                                                                 MARKET
  SHARES                                                         VALUE
  ------                                                         ------

COMMON STOCKS - 68.85%

              ADVERTISING - 2.02%
     42,200   Omnicom Group ..............................   $     3,500,912
                                                             ---------------
              BIOTECHNOLOGY - 3.63%
     39,700   Amgen * ....................................         3,007,672
     69,200   Gilead Sciences * ..........................         3,269,700
                                                             ---------------
                                                                   6,277,372
                                                             ---------------
              CAPITAL GOODS - 3.93%
     82,700   Dover ......................................         3,223,646
     42,200   Illinois Tool Works ........................         3,576,872
                                                             ---------------
                                                                   6,800,518
                                                             ---------------
              CHEMICALS - 2.10%
     73,600   Praxair ....................................         3,636,576
                                                             ---------------
              COMMERCIAL SERVICES - 2.98%
     85,200   Cintas .....................................         3,456,564
     51,400   Ecolab .....................................         1,700,312
                                                             ---------------
                                                                   5,156,876
                                                             ---------------
              CONSUMER CYCLICALS - 3.70%
     64,000   Harley-Davidson ............................         3,169,920
     47,600   Johnson Controls ...........................         3,239,180
                                                             ---------------
                                                                   6,409,100
                                                             ---------------
              ELECTRICAL - 1.63%
     82,900   General Electric ...........................         2,811,139
                                                             ---------------
              FINANCE - 7.60%
     52,200   CIT Group ..................................         2,387,106
     73,800   Fifth Third Bancorp ........................         2,964,546
     82,500   SLM ........................................         4,581,225
     58,300   State Street ...............................         3,219,909
                                                             ---------------
                                                                  13,152,786
                                                             ---------------
              FOOD AND BEVERAGES - 1.65%
     89,300   Sysco ......................................         2,849,563
                                                             ---------------

                                                                 MARKET
  SHARES                                                         VALUE
  ------                                                         ------

              HEALTHCARE SERVICES - 2.42%
     26,400   Cardinal Health ............................   $     1,650,264
     33,700   Express Scripts * ..........................         2,541,317
                                                             ---------------
                                                                   4,191,581
                                                             ---------------
              INSURANCE - 3.50%
     68,500   AFLAC ......................................         3,272,930
     42,800   American International Group ...............         2,773,440
                                                             ---------------
                                                                   6,046,370
                                                             ---------------
              MEDICAL PRODUCTS AND SUPPLIES - 4.67%
     76,600   Medtronic ..................................         4,340,156
     77,900   St. Jude Medical * .........................         3,744,653
                                                             ---------------
                                                                   8,084,809
                                                             ---------------
              PHARMACEUTICALS - 0.86%
     68,400   Pfizer .....................................         1,487,016
                                                             ---------------
              RETAIL - 9.60%
    107,700   Dollar General .............................         2,093,688
     48,500   Home Depot (The) ...........................         1,990,440
     78,800   Kohl's * ...................................         3,792,644
    111,500   Starbucks * ................................         3,153,220
    121,800   TJX ........................................         2,622,354
     65,300   Walgreen ...................................         2,966,579
                                                             ---------------
                                                                  16,618,925
                                                             ---------------
              TECHNOLOGY - 14.06%
    134,300   Cisco Systems * ............................         2,343,535
    111,287   Dell * .....................................         3,547,830
     52,600   Electronic Arts * ..........................         2,991,888
    147,500   Intel ......................................         3,466,250
    128,800   Microsoft ..................................         3,310,160
    319,300   Oracle * ...................................         4,048,724
    161,700   Texas Instruments ..........................         4,616,535
                                                             ---------------
                                                                  24,324,922
                                                             ---------------
              TELECOMMUNICATIONS EQUIPMENT - 2.57%
    112,000   QUALCOMM ...................................         4,453,120
                                                             ---------------
              TRANSPORTATION - 1.93%
    208,500   Southwest Airlines .........................         3,338,085
                                                             ---------------
              TOTAL COMMON STOCKS
                 (Cost $97,639,059) ......................       119,139,670
                                                             ---------------
 PAR VALUE
 ---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.97%

              FEDERAL HOME LOAN BANK - 0.82%
$   675,000   3.950%, 05/04/07 (a) .......................           674,646
    750,000   4.430%, 04/07/08 ...........................           744,941
                                                             ---------------
                                                                   1,419,587
                                                             ---------------
              FEDERAL HOME LOAN MORTGAGE - 3.43%
    600,000   4.900%, 11/03/08 ...........................           598,780
    106,142   6.500%, 06/01/29,
                 Gold Pool # C00785 ......................           109,218
    313,005   6.000%, 11/01/31,
                 Gold Pool # C01258 ......................           316,656
    254,243   6.000%, 12/01/31,
                 Gold Pool # C01272 ......................           257,208
    500,000   6.250%, 07/15/32 ...........................           581,866

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 40

ABN AMRO FUNDS
--------------

BALANCED FUND                                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               FEDERAL HOME LOAN MORTGAGE (CONTINUED)
$ 1,341,946    5.000%, 07/01/33,
                 Gold Pool # C01585 .......................    $    1,296,323
    743,415    5.000%, 09/01/33,
                 Gold Pool # A13890 .......................           718,141
  1,324,239    6.000%, 02/01/35,
                 Gold Pool # A34083 .......................         1,338,270
    739,683    4.866%, 05/01/35,
                 Pool # 1B2216, ARM (b) ...................           729,039
                                                               --------------
                                                                    5,945,501
                                                               --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 6.54%
    250,000    4.375%, 09/15/12, MTN ......................           243,349
     68,834    7.000%, 03/01/13,
                 Pool # 251572 ............................            71,883
    150,794    6.000%, 08/01/13,
                 Pool # 323250 ............................           154,316
    300,000    4.125%, 04/15/14, MTN ......................           283,884
     66,037    6.500%, 06/01/16,
                 Pool # 582645 ............................            68,220
    212,942    7.000%, 08/01/16,
                 Pool # 545154 ............................           222,396
    289,996    5.500%, 02/01/17,
                 Pool # 631364 ............................           292,259
    671,805    5.500%, 12/01/17,
                 Pool # 254546 ............................           676,907
    505,354    5.000%, 01/01/18,
                 Pool # 681373 ............................           499,214
    700,935    5.000%, 11/01/19,
                 Pool # 785547 ............................           691,939
    395,387    5.000%, 03/01/20,
                 Pool # 255626 ............................           390,313
    671,424    5.500%, 07/01/24,
                 Pool # 255321 ............................           667,084
    114,804    7.000%, 08/01/28,
                 Pool # 437140 ............................           120,284
    106,482    6.500%, 09/01/28,
                 Pool # 430877 ............................           109,744
     21,925    6.500%, 09/01/31,
                 Pool # 253949 ............................            22,555
    130,830    7.000%, 03/01/32,
                 Pool # 639703 ............................           136,865
    807,541    6.500%, 08/01/32,
                 Pool # 545819 ............................           830,758
    209,260    4.169%, 03/01/33,
                 Pool # 681846, ARM (b) ...................           207,411
    143,677    6.000%, 02/01/34,
                 Pool # 725162 ............................           145,026
    495,197    3.071%, 07/01/34,
                 Pool # 784039, ARM (b) ...................           488,423
    803,490    4.500%, 09/01/34,
                 Pool # 725866 ............................           752,001
    401,077    6.000%, 09/01/34,
                 Pool # 794267 ............................           404,744
  1,563,754    6.000%, 12/01/34,
                 Pool # 735115 ............................         1,578,053
    827,148    4.633%, 05/01/35,
                 Pool # 821179, ARM (b) ...................           815,069
  1,499,114    5.000%, 07/01/35,
                 Pool # 822000 ............................         1,443,532
                                                               --------------
                                                                   11,316,229
                                                               --------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 2.95%
$   189,394    7.000%, 12/15/11,
                 Pool # 781011 ............................    $      198,256
    125,744    7.000%, 09/15/23,
                 Pool # 361807 ............................           132,878
    630,842    4.015%, 11/16/26,
                 Series 2005-50, Class A, CMO .............           614,897
     82,937    6.500%, 08/15/27,
                 Pool # 780615 ............................            86,297
    417,648    6.000%, 01/15/29,
                 Pool # 457858 ............................           425,635
    182,494    7.000%, 03/15/29,
                 Pool # 505567 ............................           192,001
    575,000    3.963%, 05/16/30,
                 Series 2005-76, Class A, CMO .............           557,886
    216,168    7.000%, 07/15/31,
                 Pool # 781324 ............................           227,327
    156,417    7.000%, 02/20/32,
                 Pool # 003202 ............................           163,695
    166,458    6.500%, 03/15/32,
                 Pool # 569214 ............................           172,764
    731,722    6.000%, 01/15/33,
                 Pool # 781547 ............................           744,914
    601,001    6.000%, 05/20/34,
                 Pool # 003557 ............................           610,501
    977,994    4.919%, 09/16/34,
                 Series 2005-29,
                 Class AB, CMO ............................           971,154
                                                               --------------
                                                                    5,098,205
                                                               --------------
               U.S. TREASURY BONDS - 1.81%
    600,000    7.500%, 11/15/16 ...........................           744,727
    750,000    6.250%, 08/15/23 ...........................           875,537
    250,000    6.000%, 02/15/26 ...........................           287,481
  1,150,000    5.250%, 11/15/28 ...........................         1,219,899
                                                               --------------
                                                                    3,127,644
                                                               --------------
               U.S. TREASURY INFLATION INDEX NOTE - 0.28%
    451,008    3.500%, 01/15/11 ...........................           488,674
                                                               --------------
               U.S. TREASURY NOTE - 0.14%
    250,000    4.250%, 11/15/14 ...........................           243,975
                                                               --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $27,832,713) .......................        27,639,815
                                                               --------------

CORPORATE NOTES AND BONDS - 11.37%

               BASIC MATERIALS - 0.84%
    340,000    Albemarle, Senior Unsecured Notes
                 5.100%, 02/01/15 .........................           327,239
    140,000    Cascades, Senior Notes
                 7.250%, 02/15/13 .........................           125,300
    535,000    Packaging Corp. of America,
                 Unsubordinated Notes
                 4.375%, 08/01/08 .........................           518,436
    440,000    Weyerhaeuser, Debentures
                 7.375%, 03/15/32 .........................           475,401
                                                               --------------
                                                                    1,446,376
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 41

ABN AMRO FUNDS
--------------

BALANCED FUND                                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               CAPITAL GOODS - 0.37%
$   300,000    Ball
                 7.750%, 08/01/06 .........................    $      306,000
    130,000    Norampac, Senior Notes
                 6.750%, 06/01/13 .........................           122,850
    200,000    Owens-Brockway Glass Container
                 7.750%, 05/15/11 .........................           206,000
                                                               --------------
                                                                      634,850
                                                               --------------
               COMMERCIAL SERVICES - 0.21%
    370,000    Hertz, Senior Notes
                 7.625%, 06/01/12 .........................           370,010
                                                               --------------
               COMMUNICATIONS - 1.24%
    425,000    AT&T
                 6.000%, 03/15/09 .........................           435,540
    435,000    British Sky Broadcasting
                 6.875%, 02/23/09 .........................           457,201
    175,000    Nextel Communications,
                 Senior Notes, Series E
                 6.875%, 10/31/13 .........................           183,221
    285,000    PanAmSat
                 Senior Secured Notes
                 6.375%, 01/15/08 .........................           286,425
    250,000    Sprint Capital
                 6.000%, 01/15/07 .........................           253,259
    525,000    Telecom Italia Capital
                 6.375%, 11/15/33 .........................           523,283
                                                               --------------
                                                                    2,138,929
                                                               --------------
               CONSUMER CYCLICALS - 0.59%
    225,000    D.R. Horton, Senior Notes
                 6.875%, 05/01/13 .........................           232,960
    550,000    Hughes Supply
                 5.500%, 10/15/14 .........................           529,860
    275,000    NVR, Senior Notes
                 5.000%, 06/15/10 .........................           267,536
                                                               --------------
                                                                    1,030,356
                                                               --------------
               ELECTRONICS - 0.14%
    230,000    L-3 Communications
                 Senior Subordinated Notes
                 7.625%, 06/15/12 .........................           241,500
                                                               --------------
               ENTERTAINMENT AND LEISURE - 0.25%
    250,000    Caesars Entertainment,
                 Senior Subordinated Notes
                 9.375%, 02/15/07 .........................           261,250
    165,000    MGM MIRAGE
                 Senior Subordinated Notes
                 9.750%, 06/01/07 .........................           174,075
                                                               --------------
                                                                      435,325
                                                               --------------
               FINANCE - 3.30%
    375,000    American General Finance,
                 MTN, Series G
                 5.750%, 03/15/07 .........................           379,040
    250,000    Beaver Valley Funding,
                 Debentures, SLOB
                 9.000%, 06/01/17 .........................           289,197
    400,000    Block Financial
                 5.125%, 10/30/14 .........................           382,775
    550,000    CIT Group, Senior Notes
                 5.200%, 11/03/10 .........................           549,870

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               FINANCE (CONTINUED)
$   600,000    Ford Motor Credit
                 5.625%, 10/01/08 .........................    $      560,837
    160,000    Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 .........................           166,000
    200,000    Goldman Sachs Group
                 4.125%, 01/15/08 .........................           197,048
    460,000    Household Finance, Senior
                 Unsubordinated Notes
                 6.400%, 06/17/08 .........................           476,479
    250,000    International Lease Finance
                 5.625%, 06/01/07 .........................           252,601
    300,000    John Deere Capital
                 4.875%, 10/15/10 .........................           297,950
    350,000    Key Bank NA,
                 Subordinated Notes
                 4.950%, 09/15/15 .........................           338,994
    550,000    MBNA America Bank NA
                 6.500%, 06/20/06 .........................           556,383
    480,000    Morgan Stanley, Subordinated
                 Notes
                 4.750%, 04/01/14 .........................           453,573
    225,000    SLM, MTN, Series A, Unsecured
                 Notes
                 5.625%, 04/10/07 .........................           227,450
    575,000    Westpac Capital Trust III,
                 Subordinated Notes
                 5.819%, 09/30/13 (d) (c) .................           584,941
                                                               --------------
                                                                    5,713,138
                                                               --------------
               FOOD AND BEVERAGES - 1.23%
    450,000    Albertson's, Debentures
                 7.450%, 08/01/29 .........................           390,406
    195,000    Constellation Brands, Series B
                 8.000%, 02/15/08 .........................           204,750
    150,000    Delhaize America
                 8.125%, 04/15/11 .........................           160,944
    500,000    General Mills
                 5.125%, 02/15/07 .........................           500,818
    525,000    Kraft Foods
                 6.250%, 06/01/12 .........................           552,590
    315,000    Kroger
                 6.200%, 06/15/12 .........................           321,235
                                                               --------------
                                                                    2,130,743
                                                               --------------
               HEALTHCARE SERVICES - 0.17%
    155,000    HCA
                 6.300%, 10/01/12 .........................           153,308
    140,000    Omnicare, Senior
                 Subordinated Notes
                 6.125%, 06/01/13 .........................           135,100
                                                               --------------
                                                                      288,408
                                                               --------------
               INSURANCE - 0.43%
    735,000    Leucadia National, Senior Notes
                 7.000%, 08/15/13 .........................           742,350
                                                               --------------
               OIL AND GAS EXTRACTION - 1.16%
    465,000    Amerada Hess
                 7.875%, 10/01/29 .........................           554,504
    140,000    Chesapeake Energy
                 Senior Unsecured Notes
                 6.500%, 08/15/17 (c) .....................           139,300
    200,000    Halliburton
                 5.500%, 10/15/10 .........................           204,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 42

ABN AMRO FUNDS
--------------

BALANCED FUND                                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               OIL AND GAS EXTRACTION (CONTINUED)
$   550,000    Pioneer Natural Resources
                  6.500%, 01/15/08 ........................    $      560,881
     50,000    Premcor Refining Group,
                  Senior Notes
                  6.750%, 02/01/11 ........................            53,125
    100,000    Pride International, Senior Notes
                  7.375%, 07/15/14 ........................           108,250
    210,000    Western Oil Sands
                  Secured
                  8.375%, 05/01/12 ........................           238,875
    150,000    Williams Companies, Debentures,
                  Series A
                  7.500%, 01/15/31 ........................           156,750
                                                               --------------
                                                                    2,016,060
                                                               --------------
               PHARMACEUTICALS - 0.10%
    175,000    Mylan Laboratories, Senior Notes
                  6.375%, 08/15/15 (c) ....................           173,688
                                                               --------------
               RESTAURANTS - 0.12%
    190,000    Yum! Brands, Senior Notes
                  7.650%, 05/15/08 ........................           201,603
                                                               --------------
               TRANSPORTATION - 0.26%
    475,000    Ryder System
                  4.625%, 04/01/10 ........................           458,803
                                                               --------------
               UTILITIES - 0.96%
    315,000    CenterPoint Energy, Senior Notes,
                  Series B
                  7.250%, 09/01/10 ........................           337,759
    500,000    CILCORP, Senior Notes
                  8.700%, 10/15/09 ........................           556,616
     53,000    Nevada Power, Second Mortgage
                  9.000%, 08/15/13 ........................            58,707
    315,000    NiSource Finance, Senior Notes
                  6.150%, 03/01/13 ........................           327,601
     90,000    TXU, Senior Notes, Series P
                  5.550%, 11/15/14 ........................            83,180
    300,000    Virginia Electric & Power
                  4.500%, 12/15/10 ........................           291,810
                                                               --------------
                                                                    1,655,673
                                                               --------------
               TOTAL CORPORATE NOTES AND BONDS
                  (Cost $19,923,277) ......................        19,677,812
                                                               --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 2.02%

    597,738    Bear Stearns Asset Backed Securities
                  Series 2003-AC5, Class A2, CMO
                  5.000%, 10/25/33 ........................           585,094
    589,751    Chase Mortgage Finance
                  Series 2003-S2, Class A1, CMO
                  5.000%, 03/25/18 (e) ....................           583,045
    191,932    CS First Boston Mortgage
                  Securities Series 2002-34,
                  Class 1A1, CMO
                  7.500%, 12/25/32 ........................           195,340
    723,312    JP Morgan Mortgage Trust
                  Series 2005-A2, Class 5A1,
                  CMO, ARM
                  4.374%, 04/25/35 (b) ....................           703,620

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

NON-AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

$ 1,484,016    Wells Fargo Mortgage Backed
                  Securities Trust
                  Series 2003K, Class 1A2,
                  CMO, ARM
                  4.493%, 11/25/33 (e) (b) ................    $    1,420,945
                                                               --------------
               TOTAL NON-AGENCY MORTGAGE-BACKED
                  SECURITIES
                  (Cost $3,578,401) .......................         3,488,044
                                                               --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.08%

               GMAC Commercial Mortgage Securities
    850,000       Series 2000-C3, Class A2
                  6.957%, 09/15/35 ........................           915,054
    975,000       Series 2003-C3, Class A4
                  5.023%, 04/10/40 ........................           960,268
                                                               --------------
               TOTAL COMMERCIAL MORTGAGE-BACKED
                  SECURITIES
                  (Cost $1,978,573) .......................         1,875,322
                                                               --------------

ASSET-BACKED SECURITY - 0.35%

    620,000    WFS Financial Owner Trust Series
                  Series 2004-1, Class A4
                  2.810%, 08/22/11 ........................           605,806
                                                               --------------
               TOTAL ASSET-BACKED SECURITY
                  (Cost $606,990) .........................           605,806
                                                               --------------

FOREIGN GOVERNMENT BOND - 0.28%

    475,000    Republic of Philippines
                  8.250%, 01/15/14 ........................           489,844
                                                               --------------
               TOTAL FOREIGN GOVERNMENT BOND
                  (Cost $471,782) .........................           489,844
                                                               --------------

  SHARES
  ------

INVESTMENT COMPANY - 3.31%

  5,724,832    BlackRock Liquidity Funds
                  TempCash Portfolio ......................         5,724,832
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $5,724,832) .......................         5,724,832
                                                               --------------
TOTAL INVESTMENTS - 103.23%
    (Cost $157,755,627)** .................................       178,641,145
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (3.23)% ................        (5,589,667)
                                                               --------------
NET ASSETS - 100.00% ......................................    $  173,051,478
                                                               ==============

----------
 *    Non-income producing security.
**    Aggregate cost for Federal income tax purposes is $160,838,727.

      Gross unrealized appreciation .......................    $   24,763,584
      Gross unrealized depreciation .......................        (6,961,166)
                                                               --------------
      Net unrealized appreciation .........................    $   17,802,418
                                                               ==============

(a) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2005.
(b) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2005.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 43

ABN AMRO FUNDS
--------------

BALANCED FUND                                                   OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2005, these securities amounted to $897,929 or 0.52% of net assets. These securities have been determined by the Adviser to be liquid securities.
(d) Variable rate security. Bond will pay an initial coupon rate for the first period and then a variable rate for the following periods until maturity. The coupon rate will be 5.819% until September 2013 and will be variable thereafter. The maturity date shown is the next scheduled reset date.
(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

ARM   Adjustable Rate Mortgage
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note
SLOB  Secured Lease Obligation Bond

PORTFOLIO COMPOSITION
Common Stocks ......................................................       67%
Investment Company .................................................        3%
U.S. Government Obligations ........................................        2%
U.S. Government Agency Obligations .................................       13%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Aaa ..............................................................        3%
  A ................................................................        3%
  Baa ..............................................................        5%
  Ba ...............................................................        3%
  B ................................................................        1%
                                                                          ---
                                                                          100%
                                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 44

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

ASSET-BACKED SECURITY                               1%
COMMON STOCKS                                      62%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS             19%
CORPORATE NOTES AND BONDS                          16%
CASH AND OTHER NET ASSETS                           2%

% OF TOTAL NET ASSETS

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

COMMON STOCKS - 62.60%

               ADVERTISING - 1.55%
     12,800    Omnicom Group ..............................    $    1,061,888
                                                               --------------
               BIOTECHNOLOGY - 5.38%
     23,100    Amgen * ....................................         1,750,056
     21,300    Genentech * ................................         1,929,780
                                                               --------------
                                                                    3,679,836
                                                               --------------
               CAPITAL GOODS - 2.69%
     10,300    Illinois Tool Works ........................           873,028
     12,700    3M .........................................           964,946
                                                               --------------
                                                                    1,837,974
                                                               --------------
               COMMERCIAL SERVICES - 2.53%
     10,200    Apollo Group, Class A * ....................           642,804
     28,000    Paychex ....................................         1,085,280
                                                               --------------
                                                                    1,728,084
                                                               --------------
               COMMUNICATIONS - 1.42%
     41,600    Juniper Networks * .........................           970,528
                                                               --------------
               CONSUMER CYCLICALS - 3.32%
     33,200    eBay * .....................................         1,314,720
     11,400    Nike, Class B ..............................           958,170
                                                               --------------
                                                                    2,272,890
                                                               --------------
               CONSUMER STAPLES - 5.85%
     19,950    Colgate-Palmolive ..........................         1,056,552
     15,600    Estee Lauder, Class A ......................           517,452
     43,365    Procter & Gamble ...........................         2,428,006
                                                               --------------
                                                                    4,002,010
                                                               --------------
               ELECTRICAL - 1.35%
     27,200    General Electric ...........................           922,352
                                                               --------------
               FINANCE - 1.69%
     23,200    American Express ...........................         1,154,664
                                                               --------------

                                                                   MARKET
  SHARES                                                           VALUE
  ------                                                           ------

               FOOD AND BEVERAGES - 2.38%
     27,570    PepsiCo ....................................    $    1,628,836
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 6.63%
     30,220    Johnson & Johnson ..........................         1,892,376
     27,580    Medtronic ..................................         1,562,683
     26,200    Stryker ....................................         1,076,034
                                                               --------------
                                                                    4,531,093
                                                               --------------
               OIL AND GAS EXTRACTION - 10.05%
      7,900    Baker Hughes ...............................           434,184
     24,400    ConocoPhillips .............................         1,595,272
     39,500    Halliburton ................................         2,334,450
     27,600    Schlumberger ...............................         2,505,252
                                                               --------------
                                                                    6,869,158
                                                               --------------
               PHARMACEUTICALS - 3.65%
     10,400    Abbott Laboratories ........................           447,720
     14,000    Caremark Rx * ..............................           733,600
     26,400    Eli Lilly ..................................         1,314,456
                                                               --------------
                                                                    2,495,776
                                                               --------------
               RESTAURANTS - 2.21%
     47,900    McDonald's .................................         1,513,640
                                                               --------------
               RETAIL - 3.66%
     22,100    Bed Bath & Beyond * ........................           895,492
      9,100    Costco Wholesale ...........................           440,076
     24,200    Kohl's * ...................................         1,164,746
                                                               --------------
                                                                    2,500,314
                                                               --------------
               TECHNOLOGY - 5.56%
     26,800    Maxim Integrated Products ..................           929,424
     55,100    Microsoft ..................................         1,416,070
    114,600    Oracle * ...................................         1,453,128
                                                               --------------
                                                                    3,798,622
                                                               --------------
               TELECOMMUNICATIONS EQUIPMENT - 1.15%
     19,800    QUALCOMM ...................................           787,248
                                                               --------------
               TRANSPORTATION - 1.53%
     14,300    United Parcel Service, Class B .............         1,043,042
                                                               --------------
               TOTAL COMMON STOCKS
                 (Cost $38,038,889) .......................        42,797,955
                                                               --------------
PAR VALUE
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 18.91%

               FEDERAL HOME LOAN MORTGAGE - 4.16%
$    52,484    7.500%, 03/15/07, CMO, Class J .............            52,429
  1,000,000    2.750%, 03/15/08, MTN ......................           958,906
    550,000    5.125%, 10/15/08 ...........................           556,647
  1,200,000    6.625%, 09/15/09 ...........................         1,279,300
                                                               --------------
                                                                    2,847,282
                                                               --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 2.99%
  1,150,000    6.000%, 05/15/11 ...........................         1,215,232
    850,000    4.375%, 09/15/12, MTN ......................           827,386
                                                               --------------
                                                                    2,042,618
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 45

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 0.00%
$       306    9.000%, 09/15/08,
                  Pool # 27056 ............................    $          320
                                                               --------------
               U.S. TREASURY BONDS - 4.62%
  1,025,000    8.000%, 11/15/21 ...........................         1,386,713
    750,000    6.875%, 08/15/25 ...........................           943,243
    700,000    6.125%, 08/15/29 ...........................           829,938
                                                               --------------
                                                                    3,159,894
                                                               --------------
               U.S. TREASURY NOTES - 7.14%
  1,050,000    6.500%, 10/15/06 ...........................         1,070,468
    750,000    3.500%, 11/15/06 ...........................           743,731
    750,000    3.250%, 08/15/08 ...........................           727,383
    725,000    3.125%, 04/15/09 ...........................           694,839
    700,000    4.250%, 08/15/13 ...........................           686,684
  1,000,000    4.000%, 02/15/15 ...........................           956,524
                                                               --------------
                                                                    4,879,629
                                                               --------------
               TOTAL U.S. GOVERNMENT AND
                  AGENCY OBLIGATIONS
                  (Cost $12,941,362) ......................        12,929,743
                                                               --------------

 CORPORATE NOTES AND BONDS - 15.77%

               COMMUNICATIONS - 1.45%
    900,000    BellSouth Capital Funding
                  7.750%, 02/15/10 ........................           988,745
                                                               --------------
               FINANCE - 8.76%
  1,000,000    American Express Credit
                  3.000%, 05/16/08 ........................           956,597
  1,000,000    General Electric Capital, MTN, Series A
                  5.875%, 02/15/12 ........................         1,045,912
  1,000,000    Goldman Sachs Group
                  5.150%, 01/15/14 ........................           983,449
  1,000,000    National Rural Utilities Cooperative
                  Finance, Collateral Trust
                  6.200%, 02/01/08 ........................         1,028,635
  1,000,000    Wachovia
                  4.950%, 11/01/06 ........................         1,001,208
  1,000,000    Wells Fargo
                  4.200%, 01/15/10 ........................           973,166
                                                               --------------
                                                                    5,988,967
                                                               --------------
               INDUSTRIAL - 1.29%
    800,000    Honeywell International
                  7.500%, 03/01/10 ........................           880,644
                                                               --------------
               OIL AND GAS EXTRACTION - 1.47%
  1,000,000    Conoco Funding
                  5.450%, 10/15/06 ........................         1,006,643
                                                               --------------
               PHARMACEUTICALS - 1.39%
  1,000,000    Abbott Laboratories
                  4.350%, 03/15/14 ........................           953,643
                                                               --------------
               RETAIL - 1.41%
  1,000,000    Wal-Mart Stores
                  4.125%, 07/01/10 ........................           966,014
                                                               --------------
               TOTAL CORPORATE NOTES AND BONDS
                  (Cost $10,916,397) ......................        10,784,656
                                                               --------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

ASSET-BACKED SECURITY - 0.89%

$   598,761    PECO Energy Transition Trust
                  Series 1999-A, Class A-6
                  6.050%, 03/01/09 ........................    $      605,809
                                                               --------------
               TOTAL ASSET-BACKED SECURITY
                  (Cost $588,062) .........................           605,809
                                                               --------------

SHARES
------

INVESTMENT COMPANY - 4.57%

  3,121,293    BlackRock Liquidity Funds
                  TempCash Portfolio ......................         3,121,293
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $3,121,293) .......................         3,121,293
                                                               --------------
TOTAL INVESTMENTS - 102.74%
   (Cost $65,606,003)** ...................................        70,239,456
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (2.74)% ................        (1,871,467)
                                                               --------------
NET ASSETS - 100.00% ......................................    $   68,367,989
                                                               ==============

----------
  *   Non-income producing security.
 **   Aggregate cost for Federal income tax purposes is $66,408,156.

      Gross unrealized appreciation .......................    $    5,808,750
      Gross unrealized depreciation .......................        (1,977,450)
                                                               --------------
      Net unrealized appreciation .........................    $    3,831,300
                                                               ==============
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

PORTFOLIO COMPOSITION
Common Stocks .........................................................    61%
Investment Company ....................................................     4%
U.S. Government Obligations ...........................................    12%
U.S. Government Agency Obligations ....................................     7%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
   Aaa ................................................................     2%
   Aa .................................................................     7%
   A ..................................................................     7%
                                                                          ---
                                                                          100%
                                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 46

ABN AMRO FUNDS
--------------

BOND FUND                                                       OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

ASSET-BACKED SECURITY & FOREIGN GOVERNMENT BOND      1%
U.S GOVERNMENT AND AGENCY OBLIGATIONS               55%
CORPORATE NOTES AND BONDS                           32%
NON-AGENCY MORTGAGE-BACKED SECURITIES                7%
COMMERCIAL MORTGAGE-BACKED SECURITIES                4%
CASH AND OTHER NET ASSETS                            1%

% OF TOTAL NET ASSETS

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 55.32%
               FEDERAL HOME LOAN BANK - 2.07%
$ 2,050,000    3.950%, 05/04/07 (a) .......................    $    2,048,924
  2,350,000    4.430%, 04/07/08 ...........................         2,334,149
                                                               --------------
                                                                    4,383,073
                                                               --------------
               FEDERAL HOME LOAN MORTGAGE - 12.97%
  2,300,000    4.900%, 11/03/08 ...........................         2,295,322
    382,562    6.000%, 11/01/31,
                 Gold Pool # C01258 .......................           387,024
    823,670    6.000%, 12/01/31,
                 Gold Pool # C01272 .......................           833,276
  1,289,788    6.000%, 01/01/32,
                 Gold Pool # C01286 .......................         1,304,830
  4,000,000    6.250%, 07/15/32 ...........................         4,654,924
  2,349,923    6.500%, 08/01/32,
                 Gold Pool # C01385 .......................         2,413,216
  1,859,113    6.000%, 03/01/33,
                 Gold Pool # C77186 .......................         1,880,031
  7,455,252    5.000%, 07/01/33,
                 Gold Pool # C01585 .......................         7,201,795
  4,149,281    6.000%, 02/01/35,
                 Gold Pool # A34083 .......................         4,193,247
  2,320,575    4.868%, 05/01/35,
                 Pool # 1B2216, ARM (b) ...................         2,287,180
                                                               --------------
                                                                   27,450,845
                                                               --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 29.25%
  1,000,000    3.875%, 07/15/08 ...........................           980,726
  4,500,000    5.250%, 01/15/09 ...........................         4,580,339
  4,100,000    4.375%, 09/15/12, MTN ......................         3,990,920
  4,500,000    4.125%, 04/15/14, MTN ......................         4,258,256
  2,761,446    5.500%, 04/01/17, Pool # 254259 ............         2,782,419
  3,359,023    5.500%, 12/01/17, Pool # 254546 ............         3,384,535
  1,601,645    5.000%, 01/01/18, Pool # 681373 ............         1,582,183

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$ 2,835,658    5.000%, 03/01/18,
                 Pool # 675713 ............................    $    2,800,120
  4,401,301    5.000%, 03/01/20, Pool # 255626 ............         4,344,815
  1,627,694    5.500%, 07/01/24, Pool # 255321 ............         1,617,173
    170,371    6.500%, 09/01/28, Pool # 430877 ............           175,590
    736,681    6.500%, 09/01/31, Pool # 253949 ............           757,860
  2,018,852    6.500%, 08/01/32, Pool # 545819 ............         2,076,895
  2,511,124    4.169%, 03/01/33,
                 Pool # 681846, ARM (b) ...................         2,488,934
  2,934,504    3.071%, 07/01/34,
                 Pool # 784039, ARM (b) ...................         2,894,358
  5,485,165    6.000%, 12/01/34, Pool # 735115 ............         5,535,322
  6,279,089    5.000%, 02/01/35, Pool # 807899 ............         6,046,282
  2,619,301    4.633%, 05/01/35,
                 Pool # 821179, ARM (b) ...................         2,581,052
  4,739,135    5.000%, 07/01/35, Pool # 822000 ............         4,563,424
  4,529,459    5.500%, 07/01/35, Pool # 787577 ............         4,471,151
                                                               --------------
                                                                   61,912,354
                                                               --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 5.28%
  2,309,776    4.015%, 11/16/26, Series 2005-50,
                 Class A, CMO .............................         2,251,395
  2,200,000    3.963%, 05/16/30, Series 2005-76,
                 Class A, CMO .............................         2,134,520
    496,624    7.000%, 02/20/32, Pool # 003202 ............           519,731
  1,829,305    6.000%, 01/15/33, Pool # 781547 ............         1,862,284
  1,469,114    6.000%, 05/20/34, Pool # 003557 ............         1,492,336
  2,933,981    4.919%, 09/16/34, Series 2005-29,
                 Class AB, CMO ............................         2,913,462
                                                               --------------
                                                                   11,173,728
                                                               --------------
               U.S. TREASURY BONDS - 3.51%
  2,750,000    6.250%, 08/15/23 ...........................         3,210,303
    900,000    6.000%, 02/15/26 ...........................         1,034,930
  3,000,000    5.250%, 11/15/28 ...........................         3,182,346
                                                               --------------
                                                                    7,427,579
                                                               --------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.86%
  1,691,280    3.500%, 01/15/11 ...........................         1,832,529
                                                               --------------
               U.S. TREASURY NOTE - 1.38%
  3,000,000    4.250%, 11/15/14 ...........................         2,927,697
                                                               --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $118,901,133) ......................       117,107,805
                                                               --------------

CORPORATE NOTES AND BONDS - 31.69%

               BASIC MATERIALS - 1.87%
  1,000,000    Albemarle, Senior Unsecured Notes
                 5.100%, 02/01/15 .........................           962,467
    525,000    Cascades, Senior Notes
                 7.250%, 02/15/13 .........................           469,875
  1,500,000    Packaging of America,
                 Unsubordinated Notes
                 4.375%, 08/01/08 .........................         1,453,559
  1,000,000    Weyerhaeuser, Debentures
                 7.375%, 03/15/32 .........................         1,080,458
                                                               --------------
                                                                    3,966,359
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 47

ABN AMRO FUNDS
--------------

BOND FUND                                                       OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------
               CAPITAL GOODS - 1.02%
$   945,000    Ball
                 7.750%, 08/01/06 .........................    $      963,900
    450,000    Norampac, Senior Notes
                 6.750%, 06/01/13 .........................           425,250
    750,000    Owens-Brockway Glass Container
                 7.750%, 05/15/11 .........................           772,500
                                                               --------------
                                                                    2,161,650
                                                               --------------
               COMMERCIAL SERVICES - 0.64%
  1,350,000    Hertz, Senior Notes
                 7.625%, 06/01/12 .........................         1,350,036
                                                               --------------
               COMMUNICATIONS - 2.56%
  1,000,000    AT&T
                 6.000%, 03/15/09 .........................         1,024,800
    765,000    British Sky Broadcasting
                 6.875%, 02/23/09 .........................           804,043
    800,000    Nextel Communications,
                 Senior Notes, Series E
                 6.875%, 10/31/13 .........................           837,583
  1,000,000    PanAmSat
                 Senior Secured Notes
                 6.375%, 01/15/08 .........................         1,005,000
  1,750,000    Telecom Italia Capital
                 6.375%, 11/15/33 .........................         1,744,277
                                                               --------------
                                                                    5,415,703
                                                               --------------
               CONSUMER CYCLICALS - 1.61%
    750,000    D.R. Horton, Senior Notes
                 6.875%, 05/01/13 .........................           776,535
  1,730,000    Hughes Supply
                 5.500%, 10/15/14 .........................         1,666,651
  1,000,000    NVR, Senior Notes
                 5.000%, 06/15/10 .........................           972,857
                                                               --------------
                                                                    3,416,043
                                                               --------------
               ELECTRONICS - 0.35%
    700,000    L-3 Communications
                 Senior Subordinated Notes
                 7.625%, 06/15/12 .........................           735,000
                                                               --------------
               ENTERTAINMENT AND LEISURE - 0.85%
  1,125,000    Caesars Entertainment,
                 Senior Subordinated Notes
                 9.375%, 02/15/07 .........................         1,175,625
    590,000    MGM MIRAGE
                 Senior Subordinated Notes
                 9.750%, 06/01/07 .........................           622,450
                                                               --------------
                                                                    1,798,075
                                                               --------------
               FINANCE - 10.01%
    750,000    Beaver Valley Funding,
                 Debentures SLOBS
                 9.000%, 06/01/17 .........................           867,592
  2,150,000    Block Financial
                 5.125%, 10/30/14 .........................         2,057,414
  2,000,000    CIT Group, Senior Notes
                 5.200%, 11/03/10 .........................         1,999,526
  2,215,000    Ford Motor Credit
                 5.625%, 10/01/08 .........................         2,070,425
    775,000    Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 .........................           804,062

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               FINANCE (CONTINUED)
$ 1,175,000    Household Finance, Senior
                 Unsubordinated Notes
                 6.400%, 06/17/08 .........................    $    1,217,093
  1,725,000    International Lease Finance
                 5.625%, 06/01/07 .........................         1,742,947
  1,125,000    John Deere Capital
                 4.875%, 10/15/10 .........................         1,117,311
  1,350,000    Key Bank NA,
                 Subordinated Notes
                 4.950%, 09/15/15 .........................         1,307,548
  2,150,000    MBNA America Bank NA
                 6.500%, 06/20/06 .........................         2,174,953
  1,735,000    Morgan Stanley, Subordinated
                 Notes
                 4.750%, 04/01/14 .........................         1,639,478
  2,000,000    SLM, MTN, Series A, Unsecured
                 Notes
                 5.625%, 04/10/07 .........................         2,021,774
  2,125,000    Westpac Capital Trust III,
                 Subordinated Notes
                 5.819%, 12/29/49 (c) (d) .................         2,161,737
                                                               --------------
                                                                   21,181,860
                                                               --------------
               FOOD AND BEVERAGES - 3.69%
    985,000    Albertson's, Debentures
                 7.450%, 08/01/29 .........................           854,554
    840,000    Constellation Brands, Series B
                 8.000%, 02/15/08 .........................           882,000
    705,000    Delhaize America
                 8.125%, 04/15/11 .........................           756,438
  2,000,000    General Mills
                 5.125%, 02/15/07 .........................         2,003,272
  2,050,000    Kraft Foods
                 6.250%, 06/01/12 .........................         2,157,734
  1,135,000    Kroger
                 6.200%, 06/15/12 .........................         1,157,464
                                                               --------------
                                                                    7,811,462
                                                               --------------
               HEALTHCARE SERVICES - 0.49%
    540,000    HCA
                 6.300%, 10/01/12 .........................           534,107
    515,000    Omnicare, Senior Subordinated Notes
                 6.125%, 06/01/13 .........................           496,975
                                                               --------------
                                                                    1,031,082
                                                               --------------
               INSURANCE - 1.55%
  3,250,000    Leucadia National, Senior Notes
                 7.000%, 08/15/13 .........................         3,282,500
                                                               --------------
               OIL AND GAS EXTRACTION - 2.67%
  1,500,000    Amerada Hess
                 7.875%, 10/01/29 .........................         1,788,720
    515,000    Chesapeake Energy
                 Senior Unsecured Notes
                 6.500%, 08/15/17 (c) .....................           512,425
  1,000,000    Pioneer Natural Resources
                 6.500%, 01/15/08 .........................         1,019,784
    165,000    Premcor Refining Group,
                 Senior Notes
                 6.750%, 02/01/11 .........................           175,312
    400,000    Pride International, Senior Notes
                 7.375%, 07/15/14 .........................           433,000
  1,005,000    Western Oil Sands
                 Secured
                 8.375%, 05/01/12 .........................         1,143,188

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 48

ABN AMRO FUNDS
--------------

BOND FUND                                                       OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

              OIL AND GAS EXTRACTION (CONTINUED)
$   550,000   Williams Companies,
                 Debentures, Series A
                 7.500%, 01/15/31 .........................    $      574,750
                                                               --------------
                                                                    5,647,179
                                                               --------------
              PHARMACEUTICALS - 0.30%
    650,000   Mylan Laboratories, Senior Notes
                 6.375%, 08/15/15 (c) .....................           645,125
                                                               --------------
              RESTAURANTS - 0.57%
  1,135,000   Yum! Brands, Senior Notes
                 7.650%, 05/15/08 .........................         1,204,311
                                                               --------------
              TRANSPORTATION - 0.68%
  1,500,000   Ryder System
                 4.625%, 04/01/10 .........................         1,448,853
                                                               --------------
              UTILITIES - 2.83%
  1,045,000   CenterPoint Energy, Senior Notes,
                 Series B
                 7.250%, 09/01/10 .........................         1,120,502
  3,000,000   CILCORP, Senior Notes
                 8.700%, 10/15/09 .........................         3,339,699
    199,000   Nevada Power, Second Mortgage
                 9.000%, 08/15/13 .........................           220,429
  1,000,000   NiSource Finance, Senior Notes
                 6.150%, 03/01/13 .........................         1,040,004
    300,000   TXU, Senior Notes, Series P
                 5.550%, 11/15/14 .........................           277,266
                                                               --------------
                                                                    5,997,900
                                                               --------------
              TOTAL CORPORATE NOTES AND BONDS
                 (Cost $67,731,215) .......................        67,093,138
                                                               --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 7.21%

  2,044,264   Bear Stearns Asset Backed Securities
                 Series 2003-AC5, Class A2, CMO
                 5.000%, 10/25/33 .........................         2,001,023
  4,804,375   Chase Mortgage Finance
                 Series 2003-S2, Class A1, CMO
                 5.000%, 03/25/18 (e) .....................         4,749,747
  1,341,285   CS First Boston Mortgage Securities
                 Series 2002-34, Class 1A1, CMO
                 7.500%, 12/25/32 .........................         1,365,098
  2,239,933   JP Morgan Mortgage Trust
                 Series 2005-A2, Class 5A1, CMO,
                 ARM
                 4.374%, 04/25/35 (b) .....................         2,178,951
  5,194,056   Wells Fargo Mortgage Backed
                 Securities Trust Series 2003K,
                 Class 1A2, CMO, ARM
                 4.493%, 11/25/33 (e) (b) .................         4,973,309
                                                               --------------
              TOTAL NON-AGENCY MORTGAGE-BACKED
                 SECURITIES
                 (Cost $15,674,986) .......................        15,268,128
                                                               --------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.64%

              GMAC Commercial Mortgage
                 Securities
$ 3,125,000      Series 2000-C3, Class A2
                 6.957%, 09/15/35 .........................    $    3,364,167
  4,400,000      Series 2003-C3, Class A4
                 5.023%, 04/10/40 .........................         4,333,518
                                                               --------------
              TOTAL COMMERCIAL MORTGAGE-BACKED
                 SECURITIES
                 (Cost $8,089,233) ........................         7,697,685
                                                               --------------

ASSET-BACKED SECURITY - 1.05%

  2,265,000   WFS Financial Owner Trust Series,
                 Series 2004-1, Class A4
                 2.810%, 08/22/11 .........................         2,213,148
                                                               --------------
              TOTAL ASSET-BACKED SECURITY
                 (Cost $2,217,473) ........................         2,213,148
                                                               --------------

FOREIGN GOVERNMENT BOND - 0.37%

    750,000   Republic of Philippines
                 8.250%, 01/15/14 .........................           773,438
                                                               --------------
              TOTAL FOREIGN GOVERNMENT BOND
                 (Cost $748,707) ..........................           773,438
                                                               --------------
  SHARES
  ------

INVESTMENT COMPANY - 2.64%

  5,595,732   BlackRock Liquidity Funds
                 TempCash Portfolio .......................         5,595,732
                                                               --------------
              TOTAL INVESTMENT COMPANY
                 (Cost $5,595,732) ........................         5,595,732
                                                               --------------
TOTAL INVESTMENTS - 101.92%
   (Cost $218,958,479)* ...................................       215,749,074
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (1.92)% ................        (4,066,281)
                                                               --------------
NET ASSETS - 100.00% ......................................    $  211,682,793
                                                               ==============

----------
  *   Aggregate cost for Federal income tax purposes is $220,116,741.

      Gross unrealized appreciation .......................    $        9,559
      Gross unrealized depreciation .......................        (4,377,226)
                                                               --------------
      Net unrealized depreciation .........................    $   (4,367,667)
                                                               ==============

(a) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2005.
(b) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2005.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2005, these securities amounted to $3,319,287 or 1.57% of net assets. These securities have been determined by the Adviser to be liquid securities.
(d) Variable rate security. Bond will pay an initial coupon rate for the first period and then a variable rate for the following periods until maturity. The coupon rate will be 5.819% until September 2013 and will be variable thereafter. The maturity date shown is the next scheduled reset date.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 49

ABN AMRO FUNDS
--------------

BOND FUND                                                       OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

ARM   Adjustable Rate Mortgage
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

PORTFOLIO COMPOSITION
Investment Company .................................................      3%
U.S. Government Obligations ........................................      6%
U.S. Government Agency Obligations .................................     48%
Corporate Notes and Bonds (Moody's Ratings-unaudited)
   Aaa .............................................................     12%
   A ...............................................................      8%
   Baa .............................................................     12%
   Ba ..............................................................     10%
   B ...............................................................      1%
                                                                       ----
                                                                        100%
                                                                       ====
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 50

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

ASSET-BACKED SECURITY                                           1%
MUNICIPAL SECURITY                                              1%
FOREIGN GOVERNMENT BOND                                         1%
U.S GOVERNMENT AND AGENCY OBLIGATIONS                          49%
CORPORATE NOTES AND BONDS                                      37%
COMMERCIAL MORTGAGE-BACKED SECURITIES                           4%
CASH AND OTHER NET ASSETS                                       4%
NON-AGENCY MORTGAGE-BACKED SECURITIES                           3%

% OF TOTAL NET ASSETS

                                                                   MARKET
  PAR VALUE                                                        VALUE
  ---------                                                        ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.75%

               FEDERAL HOME LOAN BANK - 3.20%
$   300,000    3.730%, 06/13/06 (a) .......................    $      299,912
    350,000    3.950%, 05/04/07 (a) .......................           349,816
    400,000    4.430%, 04/07/08 ...........................           397,302
    100,000    6.500%, 08/14/09 ...........................           106,064
                                                               --------------
                                                                    1,153,094
                                                               --------------
               FEDERAL HOME LOAN MORTGAGE - 8.99%
    125,000    2.750%, 03/15/08, MTN ......................           119,863
    350,000    4.500%, 01/15/15, MTN ......................           339,525
     94,656    5.500%, 08/01/17,
                 Gold Pool # E90954 .......................            95,331
    732,672    5.000%, 09/01/18,
                 Gold Pool # E99582 .......................           723,503
    172,314    6.500%, 08/01/32,
                 Gold Pool # C01385 .......................           176,955
    684,593    5.000%, 11/01/33,
                 Gold Pool # A15349 .......................           661,319
    787,604    5.500%, 11/01/33,
                 Gold Pool # A15901 .......................           778,984
    339,888    6.000%, 02/01/35,
                 Gold Pool # A34083 .......................           343,490
                                                               --------------
                                                                    3,238,970
                                                               --------------
               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION - 24.05%
    375,000    3.875%, 07/15/08 ...........................           367,772
    480,000    4.125%, 05/15/10 ...........................           467,428
    150,000    4.375%, 03/15/13 ...........................           145,555
    146,244    6.000%, 10/01/16, Pool # 611322 ............           149,687
    112,232    5.500%, 01/01/17, Pool # 623107 ............           113,107
    276,145    5.500%, 04/01/17, Pool # 254259 ............           278,242
    219,232    6.000%, 06/01/17, Pool # 254342 ............           224,389
    496,301    5.500%, 11/01/17, Pool # 659589 ............           500,071

                                                                   MARKET
  PAR VALUE                                                        VALUE
  ---------                                                        ------

               FEDERAL NATIONAL
               MORTGAGE ASSOCIATION (CONTINUED)
$   711,237    5.000%, 05/01/19, Pool # 255274 ............    $      702,109
    413,777    5.000%, 09/01/19, Pool # 788070 ............           408,592
    366,231    5.500%, 07/01/24, Pool # 255321 ............           363,864
    128,599    6.500%, 03/01/32, Pool # 254239 ............           132,228
     98,953    7.000%, 04/01/32, Pool # 545556 ............           103,548
    161,875    6.500%, 10/01/32, Pool # 254479 ............           166,443
    378,314    4.713%, 02/01/33,
                 Pool # 682778, ARM (b) ...................           373,630
    418,521    4.169%, 03/01/33,
                 Pool # 681846, ARM (b) ...................           414,822
    603,279    3.711%, 05/01/33,
                 Pool # 703979, ARM (b) ...................           591,390
    769,853    5.000%, 10/01/33, Pool # 749179 ............           743,782
    101,557    6.000%, 02/01/34, Pool # 725162 ............           102,511
    777,370    3.058%, 07/01/34,
                 Pool # 786027, ARM (b) ...................           766,049
    284,552    6.000%, 09/01/34, Pool # 794267 ............           287,154
    407,666    6.000%, 11/01/34, Pool # 735060 ............           411,393
    342,519    4.732%, 01/01/35,
                 Pool # 819685, ARM (b) ...................           337,833
    524,583    4.633%, 05/01/35,
                 Pool # 821179, ARM (b) ...................           516,923
                                                               --------------
                                                                    8,668,522
                                                               --------------
               GOVERNMENT NATIONAL
               MORTGAGE ASSOCIATION - 6.25%
    397,381    4.015%, 11/16/10,
                 Series 2005-50, Class A, CMO .............           387,337
    455,571    3.130%, 04/16/16,
                 Series 2003-16, Class A, CMO .............           441,228
    423,088    3.360%, 08/16/22,
                 Series 2004-9, Class A, CMO ..............           405,802
    200,000    3.963%, 05/16/30,
                 Series 2005-76, Class A, CMO .............           194,047
    118,103    6.500%, 05/15/32, Pool # 584389 ............           122,577
    350,000    4.430%, 04/16/34,
                 Series 2004-20,Class C, CMO ..............           337,745
    366,748    4.919%, 09/16/34,
                 Series 2005-29, Class AB, CMO ............           364,183
                                                               --------------
                                                                    2,252,919
                                                               --------------
               U.S. TREASURY INFLATION
               INDEX NOTE - 0.68%
    225,504    3.500%, 01/15/11 ...........................           244,337
                                                               --------------
               U.S. TREASURY NOTE - 5.58%
    420,000    4.250%, 11/15/14 ...........................           409,877
    300,000    3.500%, 08/15/09 ...........................           290,203
    450,000    3.875%, 05/15/10 ...........................           439,137
    400,000    4.000%, 02/15/15 ...........................           382,610
    200,000    4.125%, 05/15/15 ...........................           193,063
    300,000    4.000%, 04/15/10 ...........................           294,352
                                                               --------------
                                                                    2,009,242
                                                               --------------
               TOTAL U.S. GOVERNMENT AND
                 AGENCY OBLIGATIONS
                 (Cost $17,898,254) .......................        17,567,084
                                                               --------------

CORPORATE NOTES AND BONDS - 36.53%

               CAPITAL GOODS - 0.91%
    335,000    Dover
                 4.875%, 10/15/15 .........................           327,758
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 51

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
  PAR VALUE                                                        VALUE
  ---------                                                        ------

               COMMUNICATIONS - 2.21%
$   385,000    British Sky Broadcasting
                 6.875%, 02/23/09 .........................    $      404,649
    125,000    News America
                 5.300%, 12/15/14 .........................           122,639
    275,000    Telecom Italia Capital
                 5.250%, 11/15/13 .........................           269,287
                                                               --------------
                                                                      796,575
                                                               --------------
               CONSUMER CYCLICAL - 1.03%
    380,000    Newell Rubbermaid
                 4.625%, 12/15/09 .........................           370,946
                                                               --------------
               ELECTRONICS - 1.33%
    485,000    Thermo Electron, Convertible
                 3.250%, 11/01/07 .........................           478,331
                                                               --------------
               FINANCE - 14.82%
    350,000    AmSouth Bank, Subordinated Notes
                 4.850%, 04/01/13 .........................           342,740
    350,000    CIT Group, Senior Notes
                 4.250%, 02/01/10 .........................           339,067
    275,000    Countrywide Home Loan, Series L, MTN
                 4.000%, 03/22/11 .........................           258,373
    225,000    Credit Suisse First Boston USA
                 5.750%, 04/15/07 .........................           228,074
    400,000    EOP Operating
                 5.875%, 01/15/13 .........................           408,256
    260,000    General Electric Capital, Series A, MTN
                 5.000%, 06/15/07 .........................           261,127
    250,000    Household Finance
                 4.625%, 01/15/08 .........................           248,969
    375,000    International Lease Finance,
                 Unsubordinated Notes
                 5.875%, 05/01/13 .........................           385,163
    300,000    JP Morgan Chase, Senior Notes
                 5.350%, 03/01/07 .........................           302,256
    300,000    Key Bank NA, Subordinated Notes
                 4.950%, 09/15/15 .........................           290,566
    410,000    Marshall & Ilsley Bank,
                 Subordinated Notes
                 5.250%, 09/04/12 .........................           411,029
    250,000    MBNA America Bank NA
                 6.500%, 06/20/06 .........................           252,902
    400,000    Merrill Lynch, MTN
                 3.974%, 06/16/08 (a) .....................           400,216
    390,000    Morgan Stanley, Subordinated Notes
                 4.750%, 04/01/14 .........................           368,528
    240,000    SLM, MTN, Series A,
                 Unsecured Notes
                 5.625%, 04/10/07 .........................           242,613
    250,000    State Auto Financial, Senior Notes
                 6.250%, 11/15/13 .........................           247,897
    350,000    Textron Financial
                 5.875%, 06/01/07 .........................           354,926
                                                               --------------
                                                                    5,342,702
                                                               --------------

                                                                   MARKET
  PAR VALUE                                                        VALUE
  ---------                                                        ------

               FOOD AND BEVERAGES - 3.38%
$   350,000    Conagra Foods
                 6.000%, 09/15/06 .........................    $      353,398
    193,000    General Mills
                 6.000%, 02/15/12 .........................           201,444
    350,000    Kraft Foods
                 6.250%, 06/01/12 .........................           368,394
    300,000    Kroger
                 5.500%, 02/01/13 .........................           293,578
                                                               --------------
                                                                    1,216,814
                                                               --------------

               INSURANCE - 2.36%
    285,000    Berkshire Hathaway
                 4.625%, 10/15/13 .........................           276,011
    200,000    Chubb
                 6.000%, 11/15/11 .........................           208,114
    375,000    MetLife, Senior Unsecured Notes
                 5.000%, 06/15/15 .........................           365,076
                                                               --------------
                                                                      849,201
                                                               --------------
               MEDICAL PRODUCTS AND SUPPLIES - 0.84%
    300,000    Guidant
                 6.150%, 02/15/06 .........................           301,411
                                                               --------------
               OIL AND GAS EXTRACTION - 3.58%
    350,000    Consolidated Natural Gas,
                 Senior Notes, Series C
                 6.250%, 11/01/11 .........................           367,727
    200,000    Halliburton
                 5.500%, 10/15/10 .........................           204,375
    275,000    Marathon Oil
                 5.375%, 06/01/07 .........................           277,123
    450,000    Occidental Petroleum
                 4.000%, 11/30/07 .........................           441,093
                                                               --------------
                                                                    1,290,318
                                                               --------------
               PHARMACEUTICALS - 0.57%
    205,000    Wyeth, Unsubordinated Notes
                 5.500%, 03/15/13 .........................           207,088
                                                               --------------
               TECHNOLOGY - 0.53%
    200,000    First Data
                 3.375%, 08/01/08 .........................           192,470
                                                               --------------
               TRANSPORTATION - 1.74%
    215,000    Ryder System, Senior Notes, MTN
                 6.460%, 10/18/06 .........................           218,863
    425,000    Union Pacific
                 3.875%, 02/15/09 .........................           410,113
                                                               --------------
                                                                      628,976
                                                               --------------
               UTILITIES - 3.23%
    275,000    CILCORP, Senior Notes
                 8.700%, 10/15/09 .........................           306,139
    535,000    MidAmerican Energy, MTN
                 5.125%, 01/15/13 .........................           532,130
    340,000    Pacific Gas & Electric,
                 First Mortgage, Unsecured Notes
                 3.600%, 03/01/09 .........................           325,334
                                                               --------------
                                                                    1,163,603
                                                               --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $13,495,914) .......................        13,166,193
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 52

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.09%

$   230,619    General Electric Capital
                  Commercial Mortgage,
                  Series 2001-1, Class A1
                  6.079%, 05/15/33 ........................    $      235,378
    445,000    LB Commercial Mortgage Trust,
                  Series 2004-C4, Class A3
                  5.156%, 06/15/29 ........................           445,924
     63,395    Master Asset Securitization Trust,
                  Series 2002-8, Class 1A2, CMO
                  5.250%, 12/25/17 (c) ....................            63,608
    229,210    Washington Mutual,
                  Series 2002-S8, Class 2A7, CMO
                  5.250%, 01/25/18 (c) ....................           227,634
    522,779    Wells Fargo Mortgage Backed
                  Securities Trust Series 2003L,
                  Class 1A2, CMO, ARM
                  4.569%, 11/25/33 (b) ....................           500,561
                                                               --------------
               TOTAL COMMERCIAL
                  MORTGAGE-BACKED SECURITIES
                  (Cost $1,534,512) .......................         1,473,105
                                                               --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.41%

    442,326    Bear Stearns Asset Backed Securities
                  Series 2003-AC5, Class A2, CMO,
                  5.000%, 10/25/33 ........................           432,970
    481,630    Chase Mortgage Finance
                  Series 2003-S2, Class A1, CMO,
                  5.000%, 03/25/18 (c) ....................           476,153
    333,903    Wells Fargo Mortgage Backed
                  |Securities Trust, Series 2003K,
                  Class 1A2, CMO, ARM
                  4.492%, 11/25/33 (b) (c) ................           319,713
                                                               --------------
               TOTAL NON-AGENCY
                  MORTGAGE-BACKED SECURITIES
                  (Cost $1,262,570) .......................         1,228,836
                                                               --------------

MUNICIPAL SECURITY - 1.37%

               ILLINOIS - 1.37%
    535,000    Illinois State, GO
                  4.350%, 06/01/18 ........................           494,126
                                                               --------------
               TOTAL MUNICIPAL SECURITY
                  (Cost $534,794) .........................           494,126
                                                               --------------

ASSET-BACKED SECURITY - 1.04%

    385,000    WFS Financial Owner Trust Series,
                  Series 2004-1, Class A4
                  2.810%, 08/22/11 ........................           376,186
                                                               --------------
               TOTAL ASSET-BACKED SECURITY
                  (Cost $376,922) .........................           376,186
                                                               --------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

FOREIGN GOVERNMENT BOND - 1.29%

$   475,000    Ontario Province,
                  Unsecured Notes
                  2.650%, 12/15/06 ........................    $      465,213
                                                               --------------
               TOTAL FOREIGN GOVERNMENT BOND
                  (Cost $475,848) .........................           465,213
                                                               --------------

 SHARES
 ------

INVESTMENT COMPANY - 2.93%

  1,054,109    BlackRock Liquidity Funds
                  TempCash Portfolio ......................         1,054,109
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $1,054,109) .......................         1,054,109
                                                               --------------
TOTAL INVESTMENTS - 99.41%
  (Cost $36,632,923)* .....................................        35,824,852
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.59% ..................           212,792
                                                               --------------
NET ASSETS - 100.00% ......................................    $   36,037,644
                                                               ==============

----------
  *   Aggregate cost for Federal income tax purposes is $36,840,840.

      Gross unrealized appreciation .......................    $           --
      Gross unrealized depreciation .......................        (1,015,988)
                                                               --------------
      Net unrealized depreciation .........................    $   (1,015,988)
                                                               ==============

(a) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2005.
(b) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2005.
(c) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

ARM     Adjustable Rate Mortgage
CMO     Collateralized Mortgage Obligation
 GO     General Obligation
MTN     Medium Term Note

PORTFOLIO COMPOSITION
Investment Company ............................................             3%
U.S. Government Obligations ...................................             6%
U.S. Government Agency Obligations ............................            43%
Municipal Security ............................................             1%
Corporate Notes and Bonds (Moody's Ratings-unaudited)
   Aaa ........................................................            10%
   Aa .........................................................             4%
   A ..........................................................            17%
   Baa ........................................................            16%
                                                                          ---
                                                                          100%
                                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 53

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                         4%
BASIC INDUSTRIES                                 16%
SERVICES CYCLICALS                               14%
ENERGY                                           13%
OTHER CORPORATE  NOTES AND BONDS                 12%
SERVICES NON-CYCLICALS                            9%
TELECOMMUNICATIONS                                9%
MEDIA                                             9%
CAPITAL GOODS                                     7%
UTILITIES                                         7%

% OF TOTAL NET ASSETS

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

CORPORATE NOTES AND BONDS - 96.44%

               BASIC INDUSTRIES - 16.38%
$   225,000    Arch Western Finance,
                  Senior Notes
                  6.750%, 07/01/13 ........................    $      227,250
    100,000    Cascades, Senior Notes
                  7.250%, 02/15/13 ........................            89,500
    250,000    Century Aluminum
                  7.500%, 08/15/14 ........................           248,125
    375,000    Equistar Chemical Funding
                  10.125%, 09/01/08 .......................           405,937
    250,000    Ethyl, Senior Notes
                  8.875%, 05/01/10 ........................           260,000
    100,000    Foundation PA Coal, Senior Notes
                  7.250%, 08/01/14 ........................           102,750
    125,000    Georgia Pacific
                  8.875%, 05/15/31 ........................           142,812
               Huntsman International,
                  Senior Subordinated Notes
     91,000       10.125%, 07/01/09 .......................            94,071
    150,000       7.375%, 01/01/15 (a) ....................           143,250
    225,000    IPSCO, Senior Notes
                  8.750%, 06/01/13 ........................           249,750
    150,000    KI Holdings, Senior Discount Notes
                  9.601%, 11/15/14 (b) ....................           101,438
    275,000    Koppers, Senior Secured Notes
                  9.875%, 10/15/13 ........................           301,125
    100,000    Methanex, Senior Notes
                  8.750%, 08/15/12 ........................           111,375
    100,000    Nalco, Senior Notes
                  7.750%, 11/15/11 ........................           102,625
    125,000    Neenah Paper, Senior Notes
                  7.375%, 11/15/14 ........................           116,875
    200,000    Nell AF, Senior Notes
                  8.375%, 08/15/15 (a) ....................           193,000
     50,000    Norampac, Senior Notes
                  6.750%, 06/01/13 ........................            47,250
    125,000    NOVA Chemicals, Senior Notes
                  6.500%, 01/15/12 ........................           120,000

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------
               BASIC INDUSTRIES (CONTINUED)
$   175,000    Novelis, Senior Notes
                  7.250%, 02/15/15 (a) ....................    $      160,563
    250,000    Stone Container, Senior Notes
                  8.375%, 07/01/12 ........................           240,000
                                                               --------------
                                                                    3,457,696
                                                               --------------
               CAPITAL GOODS - 7.15%
    300,000    Building Materials,
                  Senior Notes, Series B
                  8.000%, 10/15/07 ........................           306,000
    200,000    Crown European Holdings
                  9.500%, 03/01/11 ........................           220,000
     25,000    Goodman Global Holdings,
                  Senior Notes
                  6.410%, 06/15/12 (a) (c) ................            24,625
    175,000    Greif,
                  Senior Subordinated Notes
                  8.875%, 08/01/12 ........................           188,125
               L-3 Communications,
                  Senior Subordinated Notes
    150,000       7.625%, 06/15/12 ........................           157,500
     25,000       6.375%, 10/15/15 (a) ....................            24,813
     75,000    Noble Group, Senior Notes
                  6.625%, 03/17/15 (a) ....................            68,055
    250,000    Owens-Brockway Glass Container,
                  Secured
                  8.750%, 11/15/12 ........................           269,375
    100,000    Trinity Industries, Senior Notes
                  6.500%, 03/15/14 ........................            98,000
    150,000    Westinghouse Air Brake,
                  Senior Notes
                  6.875%, 07/31/13 ........................           153,750
                                                               --------------
                                                                    1,510,243
                                                               --------------
               CONSUMER CYCLICALS - 2.57%
     65,000    Ahold Lease USA, Series A-2
                  8.620%, 01/02/25 ........................            72,516
    100,000    Church & Dwight,
                  Senior Subordinated Notes
                  6.000%, 12/15/12 ........................            97,500
    125,000    Couche-Tard US Finance,
                  Senior Subordinated Notes
                  7.500%, 12/15/13 ........................           127,500
    100,000    General Motors Acceptance
                  8.000%, 11/01/31 ........................           103,521
    125,000    TRW Automotive, Senior
                  Subordinated Notes
                  11.000%, 02/15/13 .......................           140,312
                                                               --------------
                                                                      541,349
                                                               --------------
               CONSUMER NON-CYCLICALS - 3.72%
               Constellation Brands, Series B
     50,000       8.000%, 02/15/08 ........................            52,500
    150,000       8.125%, 01/15/12 ........................           156,937
    125,000    Dean Foods, Senior Notes
                  6.900%, 10/15/17 ........................           126,875
    200,000    Roundy's, Series B
                  8.875%, 06/15/12 ........................           220,476
    100,000    Smithfield Foods, Senior
                  Notes, Series B
                  7.750%, 05/15/13 ........................           105,750
    125,000    Stater Brothers Holdings,
                  Senior Notes
                  8.125%, 06/15/12 ........................           122,813
                                                               --------------
                                                                      785,351
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 54

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               ENERGY - 13.36%
$   200,000    ANR Pipeline, Debentures
                 9.625%, 11/01/21 .........................    $      243,283
    150,000    Bluewater Finance
                 10.250%, 02/15/12 ........................           160,500
               Chesapeake Energy, Senior Notes
    100,000      7.500%, 09/15/13 .........................           106,500
     25,000      7.500%, 06/15/14 .........................            26,625
    300,000      Senior Unsecured Notes
                 6.500%, 08/15/17 (a) .....................           298,500
    150,000    MarkWest Energy
                 Partners/MarkWest Energy
                 Finance, Senior Notes
                 6.875%, 11/01/14 (a) .....................           144,750
    175,000    Massey Energy, Senior Notes
                 6.625%, 11/15/10 .........................           178,500
    150,000    Ocean Rig Norway, Senior Notes
                 8.375%, 07/01/13 (a) .....................           161,812
    225,000    Petroleum Geo-Services, Yankee
                 10.000%, 11/05/10 ........................           249,750
    100,000    Pride International, Senior Notes
                 7.375%, 07/15/14 .........................           108,250
    150,000    Southern Natural Gas
                 8.875%, 03/15/10 .........................           161,734
    250,000    Southern Star Central, Secured
                 8.500%, 08/01/10 .........................           266,875
    150,000    Tesoro Petroleum, Secured
                 8.000%, 04/15/08 .........................           156,750
    100,000    Vintage Petroleum, Senior
                 Subordinated Notes
                 7.875%, 05/15/11 .........................           105,250
    125,000    Western Oil Sands, Secured
                 8.375%, 05/01/12 .........................           142,188
    100,000    Whiting Petroleum, Senior
                 Subordinated Notes
                 7.000%, 02/01/14 (a) .....................           100,750
    200,000    Williams Companies,
                 Debentures, Series A
                 7.500%, 01/15/31 .........................           209,000
                                                               --------------
                                                                    2,821,017
                                                               --------------
               MEDIA - 8.80%
    100,000    Cablevision Systems, Senior Notes
                 8.716%, 04/01/09 (c) .....................           102,750
    150,000    Charter Communications Holdings II,
                 Senior Notes
                 10.250%, 09/15/10 ........................           151,125
               CSC Holdings, Senior Notes
    125,000      7.250%, 07/15/08 .........................           126,875
     75,000      Series B
                 8.125%, 07/15/09 .........................            77,062
    130,000    Dex Media East/Dex Media East Finance
                 12.125%, 11/15/12 ........................           152,425
    200,000    EchoStar DBS, Senior Notes
                 5.750%, 10/01/08 .........................           196,500
               Houghton Mifflin,
     50,000      Senior Discount Notes
                 10.616%, 10/15/13 (b) ....................            36,500
    175,000      Senior Subordinated Notes
                 9.875%, 02/01/13 .........................           181,562

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               MEDIA (CONTINUED)
$   125,000    LIN Television, Senior
                 Subordinated Notes
                 6.500%, 05/15/13 .........................    $      119,062
    150,000    NTL Cable, Senior Notes
                 8.750%, 04/15/14 .........................           157,875
               RH Donnelly Finance
    100,000      10.875%, 12/15/12 (a) ....................           112,500
     25,000      10.875%, 12/15/12 ........................            28,125
    175,000    Shaw Communications,
                 Senior Notes
                 7.200%, 12/15/11 .........................           183,313
    225,000    Sinclair Broadcast Group,
                 Senior Subordinated Notes
                 8.000%, 03/15/12 .........................           232,313
                                                               --------------
                                                                    1,857,987
                                                               --------------
               REAL ESTATE - 2.11%
               American Real Estate Partners,
                 Senior Notes
    200,000      8.125%, 06/01/12 .........................           206,500
     75,000      7.125%, 02/15/13 (a) .....................            73,313
    150,000    CBRE Escrow, Senior Notes
                 9.750%, 05/15/10 .........................           165,000
                                                               --------------
                                                                      444,813
                                                               --------------
               SERVICES CYCLICALS - 14.40%
     50,000    Ashtead Holdings, Secured
                 8.625%, 08/01/15 (a) .....................            51,875
    200,000    CHC Helicopter,
                 Senior Subordinated Notes
                 7.375%, 05/01/14 .........................           201,500
     75,000    Chukchansi Economic
                 Development Authority,
                 Senior Notes
                 8.000%, 11/15/13 (a) .....................            75,000
    325,000    Continental Airlines
                 8.000%, 12/15/05 .........................           325,812
    150,000    D.R Horton, Senior Notes
                 6.875%, 05/01/13 .........................           155,307
    125,000    FTI Consulting, Senior Notes
                 7.625%, 06/15/13 (a) .....................           128,125
     80,000    Iron Mountain,
                 Senior Subordinated Notes
                 8.625%, 04/01/13 .........................            83,800
    225,000    K Hovnanian Enterprises,
                 Senior Subordinated Notes
                 7.750%, 05/15/13 .........................           223,875
    100,000    KB HOME, Senior Notes
                 6.250%, 06/15/15 .........................            94,579
    125,000    Mandalay Resort Group,
                 Senior Subordinated Notes
                 9.375%, 02/15/10 .........................           136,875
               MGM MIRAGE, Debentures
     50,000      7.250%, 08/01/17 .........................            50,250
     50,000      Senior Notes
                 6.625%, 07/15/15 (a) .....................            48,750
    150,000      Senior Subordinated Notes
                 9.750%, 06/01/07 .........................           158,250
    200,000    Petroleum Helicopters, Series B
                 9.375%, 05/01/09 .........................           210,500
    225,000    Resorts International Hotel
                 and Casino, First Mortgage
                 11.500%, 03/15/09 ........................           251,719

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 55

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               SERVICES CYCLICALS (CONTINUED)
$   200,000    River Rock Entertainment,
                 Senior Notes
                 9.750%, 11/01/11 .........................    $      219,000
    100,000    SAC Holdings, Senior Notes
                 8.500%, 03/15/14 .........................            96,250
     50,000    Speedway Motorsports,
                 Senior Subordinated Notes
                 6.750%, 06/01/13 .........................            51,375
     75,000    Standard Pacific, Senior Notes
                 7.000%, 08/15/15 .........................            67,875
     75,000    Trump Entertainment,
                 Second Mortgage
                 8.500%, 06/01/15 .........................            73,031
    175,000    United Rentals, North America,
                 Senior Notes
                 6.500%, 02/15/12 .........................           168,656
    175,000    Wynn Las Vegas, First Mortgage
                 6.625%, 12/01/14 .........................           167,563
                                                               --------------
                                                                    3,039,967
                                                               --------------
               SERVICES NON-CYCLICALS - 8.63%
               AmerisourceBergen, Senior Notes
     25,000      5.625%, 09/15/12 (a) .....................            24,187
     75,000      5.875%, 09/15/15 (a) .....................            72,562
    150,000    Bio-Rad Laboratories,
                 Senior Subordinated Notes
                 7.500%, 08/15/13 .........................           156,750
               Coventry Healthcare, Senior Notes
    200,000      8.125%, 02/15/12 .........................           214,000
    100,000      6.125%, 01/15/15 .........................           101,250
    300,000    Fresenius Medical Capital Trust II
                 7.875%, 02/01/08 .........................           311,250
    225,000    HCA, Senior Notes
                 8.750%, 09/01/10 .........................           247,298
    175,000    Mylan Laboratories, Senior Notes
                 6.375%, 08/15/15 (a) .....................           173,688
    100,000    National Nephrology Associates,
                 Senior Subordinated Notes
                 9.000%, 11/01/11 (a) .....................           111,000
    132,000    Pacificare Health Systems,
                 Senior Notes
                 10.750%, 06/01/09 ........................           142,395
    100,000    Pharma Services Intermediate
               Holding, Senior Discount Notes
                 11.500%, 04/01/14 (b) ....................            72,250
    175,000    Quintiles Transnational,
                 Senior Subordinated Notes
                 10.000%, 10/01/13 ........................           194,031
                                                               --------------
                                                                    1,820,661
                                                               --------------
               TECHNOLOGY AND ELECTRONICS - 2.95%
               Freescale Semiconductor,
                 Senior Notes
    100,000      6.900%, 07/15/09 (c) .....................           102,750
    100,000      7.125%, 07/15/14 .........................           105,375
    150,000    Magnachip Semiconductor,
                 Secured
                 6.875%, 12/15/11 .........................           141,750

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               TECHNOLOGY AND ELECTRONICS (CONTINUED)
$   175,000    PerkinElmer,
                 Senior Subordinated Notes
                 8.875%, 01/15/13 .........................    $      196,438
     75,000    STATS ChipPac
                 7.500%, 07/19/10 .........................            75,750
                                                               --------------
                                                                      622,063
                                                               --------------
               TELECOMMUNICATIONS - 8.99%
    100,000    Citizens Communications,
                 Senior Notes
                 9.250%, 05/15/11 .........................           108,750
    250,000    eircom
                 Senior Subordinated Notes
                 8.250%, 08/15/13 .........................           270,625
    125,000    INTELSAT Bermuda, Senior Notes
                 8.250%, 01/15/13 (a) .....................           125,312
    100,000    MCI, Senior Notes
                 8.735%, 05/01/14 .........................           111,000
    125,000    Nextel Communications,
                 Senior Notes, Convertible
                 5.250%, 01/15/10 .........................           126,719
               PanAmSat,
     99,000      Senior Notes
                 9.000%, 08/15/14 .........................           104,692
     50,000      Senior Secured Notes
                 6.375%, 01/15/08 .........................            50,250
    100,000    PanAmSat Holding
                 8.665%, 11/01/14 (b) .....................            68,750
    300,000    Qwest Services
                 14.000%, 12/15/14 ........................           364,875
    175,000    Qwest, Senior Notes
                 7.120%, 06/15/13 (a) (c) .................           185,500
    225,000    Rogers Wireless, Senior Notes
                 9.625%, 05/01/11 .........................           259,313
    125,000    Valor Telecommunications
                 Enterprises Senior Notes
                 7.750%, 02/15/15 .........................           122,969
                                                               --------------
                                                                    1,898,755
                                                               --------------
               UTILITIES - 7.38%
    165,000    Beaver Valley Funding,
                 Debentures, SLOB
                 9.000%, 06/01/17 .........................           190,870
    211,500    Homer City Funding, SLOB
                 8.137%, 10/01/19 .........................           235,822
    100,000    MSW Energy Holdings/MSW
                 Energy Finance
                 8.500%, 09/01/10 .........................           107,000
    130,000    Nevada Power, Second Mortgage
                 9.000%, 08/15/13 .........................           143,999
    124,000    NRG Energy, Second Mortgage
                 8.000%, 12/15/13 .........................           135,780
    250,000    Reliant Energy, Secured
                 9.500%, 07/15/13 .........................           267,500
     50,000    Sierra Pacific Power,
                 General Refunding Mortgage
                 6.250%, 04/15/12 .........................            50,375

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 56

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND                                            OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
PAR VALUE                                                          VALUE
---------                                                          ------

               UTILITIES (CONTINUED)
$   175,000    Teco Energy, Senior Notes
                 6.750%, 05/01/15 .........................    $      181,125
    100,000    Texas Genco, Senior Notes
                 6.875%, 12/15/14 (a) .....................           107,500
    150,000    TXU, Senior Notes, Series P
                 5.550%, 11/15/14 .........................           138,633
                                                               --------------
                                                                    1,558,604
                                                               --------------
               TOTAL CORPORATE NOTES AND BONDS
                 (Cost $20,296,329) .......................        20,358,506
                                                               --------------
 SHARES
 ------

INVESTMENT COMPANY - 2.27%

    480,241    BlackRock Liquidity Funds
                 TempCash Portfolio .......................           480,241
                                                               --------------
               TOTAL INVESTMENT COMPANY
                 (Cost $480,241) ..........................           480,241
                                                               --------------
TOTAL INVESTMENTS - 98.71%
  (Cost $20,776,570)* .....................................        20,838,747
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 1.29% ..................           272,050
                                                               --------------
NET ASSETS - 100.00% ......................................    $   21,110,797
                                                               ==============

----------
  * Aggregate cost for Federal income tax purposes is $20,781,064.

      Gross unrealized appreciation .......................    $      330,616
      Gross unrealized depreciation .......................          (272,933)
                                                               --------------
      Net unrealized appreciation .........................    $       57,683
                                                               ==============

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2005, these securities amounted to $2,609,430 or 12.36% of net assets. These securities have been determined by the Adviser to be liquid securities.
(b) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. Interest rate presented represents annualized yield at time of purchase. The coupon rate will be 0.000% until the date shown and the subsequent rate thereafter.

             SECURITY                    DATE         RATE
      KI Holdings                      11/15/09       9.875%
      Houghton Mifflin                 10/15/08      11.500%
      Pharma Services
        Intermediate Holding           04/01/09      11.500%
      PanAmSat Holding                 11/01/09      10.375%

(c) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2005.

SLOB Secured Lease Obligation Bond

PORTFOLIO COMPOSITION
Investment Company .....................................................      2%
Corporate Notes and Bonds: (Moody's Ratings - unauduted)
  Baa ..................................................................      3%
  Ba ...................................................................     40%
  B ....................................................................     48%
  Caa ..................................................................      5%
  NR ...................................................................      2%
                                                                           ----
                                                                            100%
                                                                           ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 57

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND                                             OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

CASH AND OTHER NET ASSETS                            3%
OTHER MUNICIPAL SECURITIES                           2%
EDUCATION                                           40%
GENERAL OBLIGATIONS BONDS                           23%
TRANSPORTATION                                       8%
POLLUTION                                            6%
UTILITIES                                            5%
HOUSING                                              5%
MEDICAL                                              4%
WATER                                                4%

% OF TOTAL NET ASSETS

                                                                   MARKET
PAR VALUE                                                          VALUE
---------                                                          ------

MUNICIPAL SECURITIES - 96.59%

               ALABAMA - 1.51%
$ 1,000,000    Birmingham Industrial Water Board,
                 Industrial Water Supply RB,
                 Partially Pre-refunded 01/01/07
                 6.000%, 07/01/07 (a) .....................    $    1,039,870
                                                               --------------
               COLORADO - 4.49%
  1,000,000    Colorado Department of
                 Transportation RB, Federal
                 Highway Grant Anticipation
                 Notes, Series A
                 5.500%, 06/15/12
                 Insured: MBIA ............................         1,102,280
  2,000,000    Colorado Housing & Finance Authority RB,
                 Single Family, Class I, Series B-4
                 1.990%, 11/01/05 .........................         2,000,000
                                                               --------------
                                                                    3,102,280
                                                               --------------
               DISTRICT OF COLUMBIA - 1.00%
    640,000    District of Columbia RB,
                 Smithsonian Institute, Series A
                 5.375%, 11/01/15 .........................           691,981
                                                               --------------
               FLORIDA - 4.03%
  2,000,000    Dade County School District, GO
                 5.200%, 07/15/06 .........................         2,030,160
    750,000    Palm Beach County
                 Health Facilities Authority RB,
                 Abbey DelRay South Project
                 5.500%, 10/01/11 (a) .....................           752,085
                                                               --------------
                                                                    2,782,245
                                                               --------------
               GEORGIA - 3.78%
  1,500,000    Burke County Development Authority PCR,
                 Georgia Power Plant Vogtle, 1st Series,
                 Mandatory Put 05/05/06 @ 100
                 2.830%, 09/01/30 (b) .....................         1,495,830

                                                                   MARKET
PAR VALUE                                                          VALUE
---------                                                          ------

               GEORGIA (CONTINUED)
$   500,000    Cartersville Development
                 Authority Water & Wastewater
                 Facilities RB, Series A,
                 Anheuser-Busch Cos., AMT,
                 7.375%, 05/01/09 .........................    $      553,320
    300,000    Fulton County School District, GO
                 6.375%, 05/01/11 .........................           341,007
    200,000    State of Georgia, GO,
                 Series D
                 6.700%, 08/01/09 .........................           223,530
                                                               --------------
                                                                    2,613,687
                                                               --------------
               IDAHO - 1.79%
  1,000,000    Idaho Health Facilities Authority RB
                 IHC Hospitals, ETM
                 6.650%, 02/15/21 (a) .....................         1,239,830
                                                               --------------
               ILLINOIS - 7.92%
    250,000    Chicago Public Building
                 Commission RB, School
                 Reform Board, Series B
                 5.250%, 12/01/18
                 Insured: FGIC ............................           276,200
    375,000    DuPage County, Jail Project, GO
                 5.600%, 01/01/21 .........................           420,903
  1,000,000    Illinois Development Finance
                 Authority RB, Lincoln Way
                 Community
                 5.700%, 01/01/18
                 Insured: FGIC ............................         1,141,640
    405,000    Illinois State Sales Tax RB,
                 First Series
                 5.250%, 06/15/19 .........................           445,642
  1,000,000    Illinois State, GO, First Series
                 Pre-refunded 04/01/12
                 5.500%, 04/01/13
                 Insured: FSA .............................         1,104,870
  1,000,000    Lake County Township
                 High School District No. 113,
                 Highland Park, GO
                 8.800%, 12/01/09 .........................         1,198,470
    785,000    University of Illinois RB, Auxiliary
                 Facilities Systems, Series B
                 5.500%, 04/01/17
                 Insured: FGIC ............................           880,519
                                                               --------------
                                                                    5,468,244
                                                               --------------
               INDIANA - 2.76%
    700,000    Indianapolis Public
                 Improvement RB, Series B
                 6.000%, 01/10/20 .........................           814,009
  1,000,000    Purdue University Revenues RB,
                 Student Fee, Series U
                 5.250%, 07/01/19 .........................         1,095,150
                                                               --------------
                                                                    1,909,159
                                                               --------------
               KANSAS - 5.51%
  1,000,000    Burlington Environmental
                 Improvement RB,
                 Kansas City Power
                 & Light Project, Series B,
                 Mandatory Put 10/01/07
                 4.750%, 09/01/15 (b) .....................         1,019,730

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 58

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND                                             OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               KANSAS (CONTINUED)
$ 1,020,000    Butler & Sedgwick Counties,
                  Unified School District No. 385,
                  Andover, GO
                  6.000%, 09/01/14
                  Insured: FSA ............................    $    1,172,041
  1,480,000    Butler County Unified School
                  District No. 394, GO
                  5.250%, 09/01/16
                  Insured: FSA ............................         1,615,228
                                                               --------------
                                                                    3,806,999
                                                               --------------
               MASSACHUSETTS - 5.81%
  1,370,000    Massachusetts State
                  Consolidated Loan,
                  Series A, GO
                  Pre-refunded 02/01/10
                  6.000%, 02/01/13 ........................         1,512,891
  1,500,000    Massachusetts State HEFA RB
                  Boston College, Series M
                  2.838%, 06/01/35 (b) ....................         1,500,000
  1,000,000    Massachusetts State Housing
                  Finance Agency RB, Insured
                  Construction Loan Series A, AMT
                  1.950%, 12/01/05
                  Insured: FSA ............................           998,360
                                                               --------------
                                                                    4,011,251
                                                               --------------
               MICHIGAN - 5.20%
  1,500,000    Birmingham City School
                  District, GO
                  5.000%, 11/01/14 ........................         1,614,720
  1,450,000    Grand Blanc Community Schools,
                  School Building & Site, GO
                  5.000%, 05/01/09
                  Insured: FSA ............................         1,527,792
    400,000    Michigan Municipal Bond
                  Authority RB, Drinking Water
                  Revolving Fund
                  5.500%, 10/01/16 ........................           449,976
                                                               --------------
                                                                    3,592,488
                                                               --------------
               MISSOURI - 2.33%
  1,525,000    Kirkwood Missouri School
                  District Educational Facilities
                  Authority, Leasehold RB
                  Kirkwood School District R-7 PJ,
                  Series B
                  5.000%, 02/15/19
                  Insured: MBIA ...........................         1,610,690
                                                               --------------
               NEVADA - 5.98%
  1,000,000    Clark County
                  PCR, Southern California Edison,
                  Series C, Remarketed, AMT
                  3.250%, 06/01/31 (b) ....................           968,610
  1,000,000    Las Vegas Valley Water District, GO,
                  Series A
                  4.000%, 06/01/06 ........................         1,005,720
  1,010,000    Nevada State Highway
                  Improvement RB,
                  Motor Vehicle Fuel Tax
                  5.000%, 12/01/11
                  Insured: MBIA ...........................         1,079,720

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               NEVADA (CONTINUED)
$ 1,000,000    Nevada System Higher Education
                  Universities RB, Series B
                  5.000%, 07/01/13
                  Insured: AMBAC ..........................    $    1,074,250
                                                               --------------
                                                                    4,128,300
                                                               --------------
               NEW HAMPSHIRE - 1.61%
  1,000,000    Manchester School Facilities RB
                  5.500%, 06/01/23 ........................         1,110,300
                                                               --------------
               NEW JERSEY - 1.59%
  1,000,000    New Jersey State, GO
                  5.750%, 05/01/20 ........................         1,097,180
                                                               --------------
               NEW YORK - 2.30%
  1,450,000    New York State Thruway Authority RB
                  Second General Highway &
                  Bridge Trust Fund, Series A
                  5.250%, 04/01/14
                  Insured: MBIA ...........................         1,588,083
                                                               --------------
               NORTH CAROLINA - 3.03%
  2,000,000    North Carolina State,
                  Unlimited GO, Series A
                  Pre-refunded 03/01/07
                  5.200%, 03/01/14 ........................         2,092,800
                                                               --------------
               OHIO - 3.76%
  1,000,000    Cincinnati Ohio School District, GO
                  5.000%, 06/01/14
                  Insured: FSA ............................         1,066,160
  1,500,000    Ohio State Water
                  Development Authority RB
                  5.000%, 12/01/06 ........................         1,530,900
                                                               --------------
                                                                    2,597,060
                                                               --------------
               OKLAHOMA - 3.77%
  1,000,000    Oklahoma City, GO
                  5.500%, 07/01/11 ........................         1,092,730
    500,000    Oklahoma Housing Development
                  Authority RB, Obligation Lease
                  Purchase Program, Series A
                  5.100%, 11/01/05 ........................           500,000
  1,000,000    Tulsa Industrial Authority RB,
                  St. John's Medical Center
                  Project, Pre-refunded 02/15/06
                  6.250%, 02/15/17 ........................         1,009,300
                                                               --------------
                                                                    2,602,030
                                                               --------------
               SOUTH CAROLINA - 1.56%
  1,000,000    Beaufort County School District,
                  Series A, GO
                  5.000%, 03/01/15 ........................         1,079,590
                                                               --------------
               TENNESSEE - 1.56%
  1,000,000    State of Tennessee, Series A, GO
                  5.000%, 05/01/13 ........................         1,076,270
                                                               --------------
               TEXAS - 16.82%
  1,090,000    Belton Independent School District, GO
                  5.000%, 02/15/13 (a)
                  Guaranteed: PSF .........................         1,166,747

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 59

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND                                             OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               TEXAS (CONTINUED)
$ 1,000,000    Dallas Waterworks & Sewer
                  System RB, Refunding and
                  Improvement, Series A
                  5.000%, 10/01/12 ........................    $    1,071,680
    480,000    Frisco Independent School
                  District, GO
                  7.000%, 08/15/10
                  Guaranteed: PSF .........................           550,862
    200,000    Humble Independent School
                  District Refunding,
                  Series II, GO
                  5.500%, 02/15/10
                  Guaranteed: PSF .........................           215,688
  1,065,000    Killeen Independent School
                  District, GO
                  5.000%, 02/15/16
                  Guaranteed: PSF .........................         1,132,404
  1,000,000    Leander Independent School District,
                  School Building, GO
                  5.000%, 08/15/12 (a)
                  Guaranteed: PSF .........................         1,069,870
  1,000,000    Lower Colorado River Authority RB,
                  LCRA Transmission Services
                  5.000%, 05/15/15
                  Insured: FGIC ...........................         1,052,230
    550,000    Plano Independent School District, GO
                  5.000%, 02/15/09
                  Guaranteed: PSF .........................           577,445
  1,250,000    Port of Houston Authority, Harris
                  County Airport Improvement,
                  Series B, GO, AMT
                  5.250%, 10/01/11
                  Insured: FGIC ...........................         1,336,238
  1,000,000    San Marcos Consolidated
                  Independent School District, GO
                  5.250%, 08/01/19
                  Guaranteed: PSF .........................         1,073,840
    500,000    Texas Municipal Power Agency RB,
                  Series E
                  5.500%, 09/01/10
                  Insured: MBIA ...........................           543,810
    715,000    Texas State Turnpike Authority,
                  Central Texas Turnpike System RB,
                  BAN, Second Tier
                  5.000%, 06/01/08 ........................           744,601
  1,000,000    University of Texas RB
                  Financing System, Series B
                  5.250%, 08/15/12 ........................         1,085,310
                                                               --------------
                                                                   11,620,725
                                                               --------------
               UTAH - 0.46%
    300,000    Intermountain Power Agency,
                  Power Supply RB, Series E
                  6.250%, 07/01/07
                  Insured: FSA ............................           315,021
                                                               --------------

                                                                   MARKET
 PAR VALUE                                                         VALUE
 ---------                                                         ------

               VIRGINIA - 3.06%
$ 1,000,000    Roanoke Public Improvement,
                  Series B, GO
                  5.000%, 02/01/19
                  Insured: State Aid Withholding ..........    $    1,065,980
  1,000,000    Virginia Commonwealth Transportation
                  Board RB Federal Highway
                  Reimbursement
                  5.000%, 10/01/08 ........................         1,048,490
                                                               --------------
                                                                    2,114,470
                                                               --------------
               WASHINGTON - 2.84%
  1,000,000    City of Seattle, Series A, GO
                  Pre-refunded 01/15/06
                  5.750%, 01/15/17
                  Insured: MBIA-IBC .......................         1,005,470
    500,000    Port of Seattle Special
                  Facilities RB, Seattle-Tacoma
                  Fuel Facilities, AMT
                  5.000%, 06/01/11
                  Insured: MBIA ...........................           524,505
    400,000    Thurston County, GO Tumwater
                  School District No. 033
                  5.000%, 12/01/13
                  Insured: FSA ............................           429,652
                                                               --------------
                                                                    1,959,627
                                                               --------------
               WISCONSIN - 2.12%
  1,345,000    State of Wisconsin, Series 3, GO
                  5.300%, 11/01/12
                  Insured: MBIA-IBC .......................         1,467,893
                                                               --------------
               TOTAL MUNICIPAL SECURITIES
                  (Cost $65,940,662) ......................        66,718,073
                                                               --------------

  SHARES
  ------

INVESTMENT COMPANY - 2.34%

  1,613,144    Blackrock Provident
                  Institutional MuniCash
                  Portfolio ...............................         1,613,144
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $1,613,144) .......................         1,613,144
                                                               --------------
TOTAL INVESTMENTS - 98.93%
  (Cost $67,553,806)* .....................................        68,331,217
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - 1.07% ..................           739,023
                                                               --------------
NET ASSETS - 100.00% ......................................    $   69,070,240
                                                               ==============

----------

* At October 31, 2005, cost is identical for book and Federal income tax purposes.

      Gross unrealized appreciation .......................    $    1,302,173
      Gross unrealized depreciation .......................          (524,762)
                                                               --------------
      Net unrealized appreciation .........................    $      777,411
                                                               ==============

(a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(b) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2005.

AMBAC American Municipal Board Assurance Corp.
AMT   Alternative Minimum Tax
BAN   Bond Anticipation Note

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 60

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND                                             OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

 ETM   Escrowed to Maturity
FGIC   Financial Guaranty Insurance Co.
 FSA   Financial Security Assurance, Inc.
  GO   General Obligation
HEFA   Health & Educational Facilities Authority
 IBC   Insured Bond Certificate
MBIA   MBIA Insurance Corporation
 PCR   Pollution Control Revenue
 PSF   Permanent School Fund
  RB   Revenue Bond

PORTFOLIO COMPOSITION
Investment Company .................................     2%
Municipal Securities (Moody's Ratings - unaudited)
  Aaa ..............................................    61%
  Aa ...............................................    28%
  A ................................................     5%
  Baa ..............................................     1%
  NR ...............................................     3%
                                                       ---
                                                       100%
                                                       ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 61

ABN AMRO FUNDS
--------------

INVESTOR MONEY MARKET FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

INSURANCE                                              1%
REPURCHASE AGREEMENT                                  43%
ASSET-BACKED                                          15%
BANKS                                                 15%
FINANCIAL SERVICES                                    13%
CERTIFICATES OF DEPOSIT                                9%
CONSUMER STAPLES                                       4%

% OF TOTAL NET ASSETS

                                                                  AMORTIZED
 PAR VALUE                                                          COST
 ---------                                                        ---------

COMMERCIAL PAPER (a) - 48.27%
               ASSET-BACKED - 15.50%
$ 3,000,000    CRC Funding
                  3.940%, 12/07/05 (b) ....................    $    2,988,180
  1,500,000    Falcon Asset Securitization
                  3.900%, 12/01/05 (b) ....................         1,495,125
  1,000,000    Fountain Square Commercial
                  Funding
                  3.980%, 01/03/06 (b) ....................           993,035
  2,700,000    Galaxy Funding
                  3.930%, 12/06/05 (b) ....................         2,689,684
  3,000,000    Jupiter Securitization
                  3.920%, 12/05/05 (b) ....................         2,988,893
  2,500,000    New Center Asset Trust
                  3.980%, 11/15/05 ........................         2,496,131
  1,500,000    Ranger Funding
                  3.960%, 01/03/06 (b) ....................         1,489,605
  3,000,000    Yorktown Capital
                  4.000%, 11/04/05 (b) ....................         2,999,000
                                                               --------------
                                                                   18,139,653
                                                               --------------
               BANKS - 15.28%
  2,000,000    BNP Paribas Finance (NY)
                  3.930%, 12/19/05 ........................         1,989,520
  1,600,000    Danske
                  3.700%, 11/07/05 ........................         1,599,013
  2,000,000    ING (US) Funding
                  3.880%, 12/02/05 ........................         1,993,318
               Nordea North America (NY)
  1,345,000       3.930%, 12/01/05 ........................         1,340,595
  2,000,000       3.800%, 12/09/05 ........................         1,991,978
  4,500,000    Rabobank USA Finance
                  4.040%, 11/01/05 ........................         4,500,000
  1,500,000    Societe Generale North America
                  3.860%, 12/28/05 ........................         1,490,832
  2,000,000    UBS Finance (DE)
                  3.950%, 12/22/05 ........................         1,988,808

                                                                  AMORTIZED
 PAR VALUE                                                          COST
 ---------                                                        ---------

               BANKS (CONTINUED)
$ 1,000,000    XIS Commercial Paper
                  4.000%, 01/06/06 (b) ....................    $      992,667
                                                               --------------
                                                                   17,886,731
                                                               --------------
               CONSUMER STAPLES (b) - 3.84%
  4,500,000    PepsiCo
                  4.030%, 11/01/05 ........................         4,500,000
                                                               --------------
               FINANCIAL SERVICES - 12.80%
  2,500,000    Goldman Sachs Group
                  3.980%, 11/09/05 ........................         2,497,789
  2,000,000    HSBC Finance
                  4.040%, 01/09/06 ........................         1,984,513
  3,000,000    International Lease Finance
                  3.960%, 11/04/05 ........................         2,999,010
  4,500,000    JPMorgan Chase
                  4.030%, 11/01/05 ........................         4,500,000
  3,000,000    Merrill Lynch
                  3.940%, 11/03/05 ........................         2,999,343
                                                               --------------
                                                                   14,980,655
                                                               --------------
               INSURANCE - 0.85%
  1,000,000    ING America Insurance Holdings
                  4.000%, 01/06/06 ........................           992,667
                                                               --------------
               TOTAL COMMERCIAL PAPER
                  (Cost $56,499,706) ......................        56,499,706
                                                               --------------

CERTIFICATES OF DEPOSIT - 8.54%

  1,000,000    American Express Centurion Bank
                  4.040%, 01/06/06 ........................         1,000,000
  2,000,000    Credit Suisse First Boston (NY)
                  3.970%, 12/12/05 ........................         2,000,000
  4,000,000    Dexia Credit Local (NY)
                  3.770%, 11/01/05 ........................         4,000,000
  3,000,000    Svenska Handlesbanken (NY)
                  3.710%, 12/07/05 ........................         2,999,261
                                                               --------------
               TOTAL CERTIFICATES OF DEPOSIT
                  (Cost $9,999,261) .......................         9,999,261
                                                               --------------

REPURCHASE AGREEMENTS - 43.32%

 25,000,000    Barclays Bank, 4.020%,
                  dated 10/31/05, matures
                  11/01/05, repurchase price
                  $25,002,792, (collateralized
                  by U.S. Government Agency
                  instrument, with interest
                  rate of 5.000% and
                  maturing 2035, total market
                  value $25,500,000) ......................        25,000,000
 25,700,000    Deutsche Bank, 4.010%,
                  dated 10/31/05, matures
                  11/01/05, repurchase price
                  $25,702,862, (collateralized
                  by U.S. Government Agency
                  instruments, with interest
                  rates of 4.273% to 5.500%
                  and maturities of 2017
                  to 2035, total market
                  value $26,214,000) ......................        25,700,000
                                                               --------------
               TOTAL REPURCHASE AGREEMENTS
                  (Cost $50,700,000) ......................        50,700,000
                                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 62

ABN AMRO FUNDS
--------------

INVESTOR MONEY MARKET FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                  AMORTIZED
  SHARES                                                            COST
  ------                                                          ---------

INVESTMENT COMPANY - 0.14%

    159,904    BlackRock Provident Institutional
                  TempFund Portfolio ......................    $      159,904
                                                               --------------
               TOTAL INVESTMENT COMPANY
                  (Cost $159,904) .........................           159,904
                                                               --------------
TOTAL INVESTMENTS - 100.27%
   (Cost $117,358,871)* ...................................       117,358,871
                                                               --------------
NET OTHER ASSETS AND LIABILITIES - (0.27)% ................          (320,188)
                                                               --------------
NET ASSETS - 100.00% ......................................    $  117,038,683
                                                               ==============

----------

* At October 31, 2005, cost is identical for book and Federal income tax purposes.
(a)   Annualized yield at the time of purchase.
(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2005, these securities amounted to $21,136,189 or 18.06% of net assets. These securities have been determined by the Adviser to be liquid securities.
(DE)  Delaware
(NY)  New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 63

ABN AMRO FUNDS
--------------
                                                                OCTOBER 31, 2005

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                        RIVER ROAD DYNAMIC                          MONTAG
                                                                           EQUITY INCOME          GROWTH          & CALDWELL
                                                                               FUND                FUND          GROWTH FUND
                                                                        ------------------   ---------------   ---------------
ASSETS:
Investments:
      Investments at cost ...........................................   $        5,095,216   $ 1,202,090,031   $ 2,442,126,921
      Net unrealized appreciation (depreciation) ....................              (33,889)      141,257,738       304,997,504
                                                                        ------------------   ---------------   ---------------
         Total investments at value .................................            5,061,327     1,343,347,769     2,747,124,425
Cash ................................................................              271,201                --                --
Receivables:
      Dividends and interest ........................................               15,958           138,557         2,839,622
      Dividend reclaims .............................................                   --                --                --
      Fund shares sold ..............................................                  130           867,377        3,544,790
      Investments sold ..............................................              143,921                --                --
Other assets ........................................................                   --             8,523            19,343
                                                                        ------------------   ---------------   ---------------
         Total assets ...............................................            5,492,537     1,344,362,226     2,753,528,180
                                                                        ------------------   ---------------   ---------------
LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..........                  473                --                --
Payables:
      Dividend distribution .........................................               10,858                --                --
      Investments purchased .........................................              138,598                --        24,934,642
      Fund shares redeemed ..........................................                  400         4,390,760         5,779,130
      Due to Adviser, net (Note G) ..................................                  473           789,130         1,513,434
      Administration fees (Note G) ..................................                1,932            59,631           119,983
      Distribution fees (Note G) ....................................                  249            42,346            47,053
      Shareholder service fees (Note G) .............................                   --                77                --
      Audit and tax fees ............................................               10,632            16,160            26,910
      Trustees fees and related expenses (Note G) ...................                   75            21,666            44,408
Accrued expenses and other payables .................................                3,223           179,664           283,060
                                                                        ------------------   ---------------   ---------------
         Total liabilities ..........................................              166,913         5,499,434        32,748,620
                                                                        ------------------   ---------------   ---------------
NET ASSETS ..........................................................   $        5,325,624   $ 1,338,862,792   $ 2,720,779,560
                                                                        ==================   ===============   ===============
NET ASSETS CONSIST OF:
   Paid in capital ..................................................   $        5,423,026   $ 1,182,507,935   $ 2,586,573,766
   Accumulated undistributed net investment income ..................                2,469           420,504         2,223,545
   Accumulated net realized gain (loss) on investments ..............              (66,456)       14,676,615      (173,015,255)
   Net unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities in foreign currency .....              (33,415)      141,257,738       304,997,504
                                                                        ------------------   ---------------   ---------------
      TOTAL NET ASSETS ..............................................   $        5,325,624   $ 1,338,862,792   $ 2,720,779,560
                                                                        ==================   ===============   ===============
CLASS N:
   Net Assets .......................................................   $        5,325,624   $   888,248,294   $   992,228,760
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................              537,264        39,203,490        42,491,792
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $             9.91   $         22.66   $         23.35
                                                                        ==================   ===============   ===============
CLASS I:
   Net Assets .......................................................   $               --   $   449,492,393   $ 1,727,848,227
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................                   --        19,571,803        73,705,906
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $               --   $         22.97   $         23.44
                                                                        ==================   ===============   ===============
CLASS R:
   Net Assets .......................................................   $               --   $     1,122,105   $       702,573
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................                   --            49,807            30,250
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $               --   $         22.53   $         23.23
                                                                        ==================   ===============   ===============

                                                                          TAMRO LARGE       VALUE      VEREDUS SELECT     MID CAP
                                                                        CAP VALUE FUND       FUND        GROWTH FUND        FUND
                                                                        --------------  -------------  --------------  -------------
ASSETS:
Investments:
      Investments at cost ...........................................   $   18,958,856  $ 246,339,476  $   12,711,742  $ 573,929,339
      Net unrealized appreciation (depreciation) ....................        2,602,722     41,532,778         317,811     32,842,016
                                                                        --------------  -------------  --------------  -------------
         Total investments at value .................................       21,561,578    287,872,254      13,029,553    606,771,355
Cash ................................................................               --             --              --             --
Receivables:
      Dividends and interest ........................................           16,728        352,263           1,897        353,936
      Dividend reclaims .............................................               --             --              --          4,274
      Fund shares sold ..............................................            1,833        328,097         194,860        835,239
      Investments sold ..............................................          129,507        581,007         423,523     23,414,107
Other assets ........................................................              125         13,948              17          2,949
                                                                        --------------  -------------  --------------  -------------
         Total assets ...............................................       21,709,771    289,147,569      13,649,850    631,381,860
                                                                        --------------  -------------  --------------  -------------
LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..........               --             --              --             --
Payables:
      Dividend distribution .........................................               --             --              --             --
      Investments purchased .........................................           82,178        562,948         352,373      7,040,765
      Fund shares redeemed ..........................................           16,231        117,364           5,970      1,795,931
      Due to Adviser, net (Note G) ..................................            5,933        139,477           3,395        395,993
      Administration fees (Note G) ..................................            2,353         13,158           1,878         31,027
      Distribution fees (Note G) ....................................            1,015          4,508             615         26,043
      Shareholder service fees (Note G) .............................               --             --              --             --
      Audit and tax fees ............................................            7,642          9,074           7,538         10,632
      Trustees fees and related expenses (Note G) ...................              349          4,557             187         10,165
Accrued expenses and other payables .................................            4,082         10,692           8,173        182,943
                                                                        --------------  -------------  --------------  -------------
         Total liabilities ..........................................          119,783        861,778         380,129      9,493,499
                                                                        --------------  -------------  --------------  -------------
NET ASSETS ..........................................................   $   21,589,988  $ 288,285,791  $   13,269,721  $ 621,888,361
                                                                        ==============  =============  ==============  =============
NET ASSETS CONSIST OF:
   Paid in capital ..................................................   $   19,393,751  $ 242,873,107  $   12,939,765  $ 565,762,217
   Accumulated undistributed net investment income ..................           13,184        152,145              --             --
   Accumulated net realized gain (loss) on investments ..............         (419,669)     3,727,761          12,145     23,284,128
   Net unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities in foreign currency .....        2,602,722     41,532,778         317,811     32,842,016
                                                                        --------------  -------------  --------------  -------------
       TOTAL NET ASSETS .............................................   $   21,589,988  $ 288,285,791  $   13,269,721  $ 621,888,361
                                                                        ==============  =============  ==============  =============
CLASS N:
   Net Assets .......................................................   $   21,589,988  $  95,624,194  $   13,269,721  $ 548,595,449
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................        1,741,693      7,870,288       1,116,878     23,633,216
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $        12.40  $       12.15  $        11.88  $       23.21
                                                                        ==============  =============  ==============  =============
CLASS I:
   Net Assets .......................................................   $           --  $ 192,661,597  $           --  $  73,292,912
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................               --     15,847,421              --      3,145,915
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $           --  $       12.16  $           --  $       23.30
                                                                        ==============  =============  ==============  =============
CLASS R:
   Net Assets .......................................................   $           --  $          --  $           --  $          --
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................               --             --              --             --
      NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $           --  $          --  $           --  $          --
                                                                        ==============  =============  ==============  =============

                                                                          RIVER ROAD                       VEREDUS
                                                                        SMALL CAP VALUE   TAMRO SMALL     AGGRESSIVE
                                                                             FUND          CAP FUND      GROWTH FUND
                                                                        ---------------  -------------  -------------
ASSETS:
Investments:
      Investments at cost ...........................................   $     6,279,838  $ 137,914,434  $ 573,697,300
      Net unrealized appreciation (depreciation) ....................            96,329     21,369,605    120,657,551
                                                                        ---------------  -------------  -------------
         Total investments at value .................................         6,376,167    159,284,039    694,354,851
Cash ................................................................           201,338             --             --
Receivables:
      Dividends and interest ........................................             3,660         69,525         91,534
      Dividend reclaims .............................................                --             --             --
      Fund shares sold ..............................................             7,065        235,605        934,756
      Investments sold ..............................................            81,517      1,257,104     32,892,891
Other assets ........................................................                --            868          4,464
                                                                        ---------------  -------------  -------------
         Total assets ...............................................         6,669,747    160,847,141    728,278,496
                                                                        ---------------  -------------  -------------
LIABILITIES:
Unrealized depreciation on open foreign currency contracts ..........                --             --             --
Payables:
      Dividend distribution .........................................                --             --             --
      Investments purchased .........................................           352,562             --     21,016,954
      Fund shares redeemed ..........................................                --        328,979        723,597
      Due to Adviser, net (Note G) ..................................               459        108,668        587,572
      Administration fees (Note G) ..................................             1,906          8,440         31,942
      Distribution fees (Note G) ....................................               296          7,022         25,859
      Shareholder service fees (Note G) .............................                --             --             --
      Audit and tax fees ............................................            10,895          8,414         12,039
      Trustees fees and related expenses (Note G) ...................                90          2,608         11,326
Accrued expenses and other payables .................................             4,147          1,151        131,108
                                                                        ---------------  -------------  -------------
         Total liabilities ..........................................           370,355        465,282     22,540,397
                                                                        ---------------  -------------  -------------
NET ASSETS ..........................................................   $     6,299,392  $ 160,381,859  $ 705,738,099
                                                                        ===============  =============  =============
NET ASSETS CONSIST OF:
   Paid in capital ..................................................   $     6,258,524  $ 140,059,612  $ 662,382,837
   Accumulated undistributed net investment income ..................                --         69,020             --
   Accumulated net realized gain (loss) on investments ..............           (55,461)    (1,116,378)   (77,302,289)
   Net unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities in foreign currency .....            96,329     21,369,605    120,657,551
                                                                        ---------------  -------------  -------------
       TOTAL NET ASSETS .............................................   $     6,299,392  $ 160,381,859  $ 705,738,099
                                                                        ===============  =============  =============
CLASS N:
   Net Assets .......................................................   $     6,299,392  $ 148,950,229  $ 549,451,899
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................           612,567      9,529,315     29,938,438
       NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $         10.28  $       15.63  $       18.35
                                                                        ===============  =============  =============
CLASS I:
   Net Assets .......................................................   $            --  $  11,431,630  $ 156,286,200
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................                --        729,705      8,417,786
       NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $            --  $       15.67  $       18.57
                                                                        ===============  =============  =============
CLASS R:
   Net Assets .......................................................   $            --  $          --  $          --
   Shares of beneficial interest outstanding (unlimited
      authorization) ................................................                --             --             --
       NET ASSET VALUE Offering and redemption price per share
         (Net Assets/Shares Outstanding) ............................   $            --  $          --  $          --
                                                                        ===============  =============  =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 64 - 65

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
--------------------------------------------------------------------------------

                                                                         REAL ESTATE       VEREDUS        BALANCED
                                                                            FUND         SCITECH FUND       FUND
                                                                        -------------   -------------   -------------
ASSETS:
Investments:
       Investments at cost ..........................................   $  65,616,108   $   3,911,526   $ 157,755,627
       Repurchase agreements ........................................              --              --              --
       Net unrealized appreciation (depreciation) ...................      20,873,314         486,115      20,885,518
                                                                        -------------   -------------   -------------
         Total investments at value .................................      86,489,422       4,397,641     178,641,145
Cash ................................................................              --             947              --
Receivables:
       Dividends and interest .......................................          88,539           1,221         519,086
       Fund shares sold .............................................         339,616           6,973         265,857
       Investments and foreign currency sold ........................       2,212,246         348,004         497,495
       Due from Adviser, net (Note G) ...............................              --           1,789              --
Other assets ........................................................          26,106              42           1,446
                                                                        -------------   -------------   -------------
         Total assets ...............................................      89,155,929       4,756,617     179,925,029
                                                                        -------------   -------------   -------------
LIABILITIES:
Payables:
       Due to custodian .............................................              --              --          12,797
       Dividend distribution ........................................              --              --              --
       Investments and foreign currency purchased ...................       1,394,574         185,992       1,149,237
       Fund shares redeemed .........................................         119,684             388       5,556,661
       Due to Adviser, net (Note G) .................................          53,838              --         105,488
       Administration fees (Note G) .................................           6,153           1,541          11,742
       Distribution fees (Note G) ...................................           2,558             215           8,493
       Audit and tax fees ...........................................           8,012           7,554           8,944
       Trustees fees and related expenses (Note G) ..................           1,395              76           2,903
Accrued expenses and other payables .................................           8,078           6,929          17,286
                                                                        -------------   -------------   -------------
         Total liabilities ..........................................       1,594,292         202,695       6,873,551
                                                                        -------------   -------------   -------------
NET ASSETS ..........................................................   $  87,561,637   $   4,553,922   $ 173,051,478
                                                                        =============   =============   =============
NET ASSETS CONSIST OF: ..............................................
   Paid in capital ..................................................   $  56,293,795   $   6,053,825   $ 146,212,372
   Accumulated undistributed (distribution in excess of) net
     investment income (loss) .......................................         147,473              --          21,893
   Accumulated net realized gain (loss) on investments and foreign
     currency transactions ..........................................      10,247,183      (1,986,018)      5,931,695
   Net unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities in foreign currency ......      20,873,186         486,115      20,885,518
                                                                        -------------   -------------   -------------
     TOTAL NET ASSETS ...............................................   $  87,561,637   $   4,553,922   $ 173,051,478
                                                                        =============   =============   =============
CLASS N:
   Net Assets .......................................................   $  54,850,615   $   4,553,922   $ 173,051,478
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       3,379,786         640,396      15,956,854
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $       16.23   $        7.11   $       10.84
                                                                        =============   =============   =============
CLASS I:
   Net Assets .......................................................   $  32,711,022   $          --   $          --
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       2,015,976              --              --
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $       16.23   $          --   $          --
                                                                        =============   =============   =============

                                                                           MONTAG                         INVESTMENT
                                                                         & CALDWELL          BOND         GRADE BOND
                                                                        BALANCED FUND        FUND            FUND
                                                                        -------------   --------------   -------------
ASSETS:
Investments:
       Investments at cost ..........................................   $  65,606,003   $  218,958,479   $  36,632,923
       Repurchase agreements ........................................              --               --              --
       Net unrealized appreciation (depreciation) ...................       4,633,453       (3,209,405)       (808,071)
                                                                        -------------   --------------   -------------
         Total investments at value .................................      70,239,456      215,749,074      35,824,852
Cash ................................................................              --               --              --
Receivables:
       Dividends and interest .......................................         338,322        1,869,432         310,256
       Fund shares sold .............................................          27,275          150,932              --
       Investments and foreign currency sold ........................              --        1,830,889              --
       Due from Adviser, net (Note G) ...............................              --               --              --
Other assets ........................................................           1,079            2,002             256
                                                                        -------------   --------------   -------------
         Total assets ...............................................      70,606,132      219,602,329      36,135,364
                                                                        -------------   --------------   -------------
LIABILITIES:
Payables:
       Due to custodian .............................................              --               --              --
       Dividend distribution ........................................              --          156,619          71,077
       Investments and foreign currency purchased ...................         297,482        4,297,115              --
       Fund shares redeemed .........................................       1,878,851        3,332,297             575
       Due to Adviser, net (Note G) .................................          44,216           60,789           8,009
       Administration fees (Note G) .................................           4,417           12,794           4,744
       Distribution fees (Note G) ...................................           2,322            6,806             174
       Audit and tax fees ...........................................           8,532            9,475           7,770
       Trustees fees and related expenses (Note G) ..................           1,223            3,666             593
Accrued expenses and other payables .................................           1,100           39,975           4,778
                                                                        -------------   --------------   -------------
         Total liabilities ..........................................       2,238,143        7,919,536          97,720
                                                                        -------------   --------------   -------------
NET ASSETS ..........................................................   $  68,367,989   $  211,682,793   $  36,037,644
                                                                        =============   ==============   =============
NET ASSETS CONSIST OF: ..............................................
   Paid in capital ..................................................   $  77,675,907   $  218,185,779   $  37,475,595
   Accumulated undistributed (distribution in excess of) net
     investment income (loss) .......................................        (513,868)      (1,113,695)       (205,411)
   Accumulated net realized gain (loss) on investments and foreign
     currency transactions ..........................................     (13,427,503)      (2,179,886)       (424,469)
   Net unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities in foreign currency ......       4,633,453       (3,209,405)       (808,071)
                                                                        -------------   --------------   -------------
     TOTAL NET ASSETS ...............................................   $  68,367,989   $  211,682,793   $  36,037,644
                                                                        =============   ==============   =============
CLASS N:
   Net Assets .......................................................   $  48,758,652   $  138,806,502   $   3,632,219
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       2,971,503       14,324,323         397,565
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $       16.41   $         9.69   $        9.14
                                                                        =============   ==============   =============
CLASS I:
   Net Assets .......................................................   $  19,609,337   $   72,876,291   $  32,405,425
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       1,196,640        7,521,683       3,547,129
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $       16.39   $         9.69   $        9.14
                                                                        =============   ==============   =============

                                                                                                           INVESTOR
                                                                          HIGH YIELD      MUNICIPAL      MONEY MARKET
                                                                          BOND FUND       BOND FUND          FUND
                                                                        -------------   -------------   -------------
ASSETS:
Investments:
       Investments at cost ..........................................   $  20,776,570   $  67,553,806   $  66,658,871
       Repurchase agreements ........................................              --              --      50,700,000
       Net unrealized appreciation (depreciation) ...................          62,177         777,411              --
                                                                        -------------   -------------   -------------
         Total investments at value .................................      20,838,747      68,331,217     117,358,871
Cash ................................................................              --              --              --
Receivables:
       Dividends and interest .......................................         470,890         898,777          48,714
       Fund shares sold .............................................              --         177,097          16,844
       Investments and foreign currency sold ........................          24,280              --              --
       Due from Adviser, net (Note G) ...............................           2,088              --              --
Other assets ........................................................             133             378           4,824
                                                                        -------------   -------------   -------------
         Total assets ...............................................      21,336,138      69,407,469     117,429,253
                                                                        -------------   -------------   -------------
LIABILITIES:
Payables:
       Due to custodian .............................................              --              --              --
       Dividend distribution ........................................         122,634          75,158         222,905
       Investments and foreign currency purchased ...................          75,000              --              --
       Fund shares redeemed .........................................          12,158         217,782         104,478
       Due to Adviser, net (Note G) .................................              --          14,700          40,194
       Administration fees (Note G) .................................           4,814           5,407           6,288
       Distribution fees (Note G) ...................................             535              --              --
       Audit and tax fees ...........................................           7,647           7,903           9,101
       Trustees fees and related expenses (Note G) ..................             347           1,119           2,197
Accrued expenses and other payables .................................           2,206          15,160           5,407
                                                                        -------------   -------------   -------------
         Total liabilities ..........................................         225,341         337,229         390,570
                                                                        -------------   -------------   -------------
NET ASSETS ..........................................................   $  21,110,797   $  69,070,240   $ 117,038,683
                                                                        =============   =============   =============
NET ASSETS CONSIST OF: ..............................................
   Paid in capital ..................................................   $  21,231,322   $  68,140,772   $ 117,038,359
   Accumulated undistributed (distribution in excess of) net
     investment income (loss) .......................................        (146,053)             --              --
   Accumulated net realized gain (loss) on investments and foreign
     currency transactions ..........................................         (36,649)        152,057             324
   Net unrealized appreciation (depreciation) on investments and
     translation of assets and liabilities in foreign currency ......          62,177         777,411              --
                                                                        -------------   -------------   -------------
     TOTAL NET ASSETS ...............................................   $  21,110,797   $  69,070,240   $ 117,038,683
                                                                        =============   =============   =============
CLASS N:
   Net Assets .......................................................   $  11,019,293   $  69,070,240   $ 117,038,683
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       1,107,315       6,737,272     117,038,513
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $        9.95   $       10.25   $        1.00
                                                                        =============   =============   =============
CLASS I:
   Net Assets .......................................................   $  10,091,504   $          --   $          --
   Shares of beneficial interest outstanding (unlimited
     authorization) .................................................       1,014,187              --              --
     NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..............................   $        9.95   $          --   $          --
                                                                        =============   =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 66 - 67

ABN AMRO FUNDS
--------------

FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                              RIVER ROAD DYNAMIC                           MONTAG
                                                 EQUITY INCOME          GROWTH           & CALDWELL
                                                    FUND(a)              FUND            GROWTH FUND
                                              ------------------    ---------------    ---------------
INVESTMENT INCOME:
   Dividends ..............................   $           88,756    $    18,172,460    $    36,890,949
   Less: foreign taxes withheld ...........                 (869)                --                 --
   Interest ...............................                2,634              7,584                 --
                                              ------------------    ---------------    ---------------
      Total investment income                             90,521         18,180,044         36,890,949
                                              ------------------    ---------------    ---------------
EXPENSES:
   Investment advisory fees (Note G) ......               11,806          9,706,417         19,497,356
   Distribution expenses(b) (Note G) ......                4,214          2,422,941          2,572,567
   Shareholder service fees (Note G) ......                   --                996                 --
   Transfer agent fees (Note G) ...........                5,787            689,864            875,578
   Administration fees (Note G) ...........                6,582            718,034          1,536,145
   Registration expenses ..................                  345             88,490            106,204
   Custodian fees .........................                2,181             68,164            132,349
   Audit and tax fees .....................               12,510             26,819             40,389
   Legal fees .............................                1,007             42,637             91,478
   Reports to shareholder expense .........                  423            110,837            129,235
   Trustees fees and related expenses
     (Note G) .............................                  117             62,501            129,390
   Other expenses .........................                  808            102,184            214,858
                                              ------------------    ---------------    ---------------
      Total expenses before waivers .......               45,780         14,039,884         25,325,549
                                              ------------------    ---------------    ---------------
      Less: Investment advisory fees waived
        (Note G) ..........................              (11,806)                --                 --
      Less: Expenses reimbursed (Note G) ..              (12,048)                --                 --
                                              ------------------    ---------------    ---------------
      Net expenses ........................               21,926         14,039,884         25,325,549
                                              ------------------    ---------------    ---------------

NET INVESTMENT INCOME (LOSS) ..............               68,595          4,140,160         11,565,400
                                              ------------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
   Net realized gain (loss) on
     investments ..........................              (69,330)        80,212,499(c)     177,267,227
   Net change in unrealized appreciation
     (depreciation) on investments ........              (33,889)       (22,661,147)        74,822,384
   Net change in unrealized appreciation
     on translation of assets and
     liabilities denominated in foreign
     currency .............................                  474                 --                 --
                                              ------------------    ---------------    ---------------

   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS .......................             (102,745)        57,551,352        252,089,611
                                              ------------------    ---------------    ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ......................   $          (34,150)   $    61,691,512    $   263,655,011
                                              ==================    ===============    ===============

                                                TAMRO LARGE           VALUE          VEREDUS SELECT
                                               CAP VALUE FUND         FUND            GROWTH FUND
                                              ---------------    ---------------    ---------------
INVESTMENT INCOME:
   Dividends ..............................   $       410,444    $     6,076,788    $        41,841
   Less: foreign taxes withheld ...........            (4,766)           (51,895)              (203)
   Interest ...............................                47                 --              1,704
                                              ---------------    ---------------    ---------------
      Total investment income .............           405,725          6,024,893             43,342
                                              ---------------    ---------------    ---------------
EXPENSES:
   Investment advisory fees (Note G) ......           172,330          2,125,715             42,981
   Distribution expenses(b) Note G) .......            53,853            609,518             13,431
   Shareholder service fees (Note G) ......                --                 --                 --
   Transfer agent fees (Note G) ...........            34,767             18,726             22,046
   Administration fees (Note G) ...........            21,462            148,370             12,415
   Registration expenses ..................            16,008             21,397             15,380
   Custodian fees .........................             8,160             26,427              7,847
   Audit and tax fees .....................            15,820             17,658             15,682
   Legal fees .............................               690              7,760                171
   Reports to shareholder expense .........             3,393             14,875              1,319
   Trustees fees and related expenses
     (Note G) .............................               995             12,167                309
   Other expenses .........................             3,738             17,751              6,644
                                              ---------------    ---------------    ---------------
      Total expenses before waivers .......           331,216          3,020,364            138,225
                                              ---------------    ---------------    ---------------
      Less: Investment advisory fees waived
        (Note G) ..........................           (72,721)          (577,416)           (42,981)
      Less: Expenses reimbursed (Note G) ..                --                 --            (25,401)
                                              ---------------    ---------------    ---------------
      Net expenses ........................           258,495          2,442,948             69,843
                                              ---------------    ---------------    ---------------

NET INVESTMENT INCOME (LOSS) ..............           147,230          3,581,945            (26,501)
                                              ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
   Net realized gain (loss) on
     investments ..........................           594,022         13,973,169            190,635
   Net change in unrealized appreciation
     (depreciation) on investments ........         1,136,697         10,155,144            232,102
   Net change in unrealized appreciation
     on translation of assets and
     liabilities denominated in foreign
     currency .............................                --                 --                 --
                                              ---------------    ---------------    ---------------

   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS .......................         1,730,719         24,128,313            422,737
                                              ---------------    ---------------    ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ......................   $     1,877,949    $    27,710,258    $       396,236
                                              ===============    ===============    ===============

                                                                   RIVER ROAD                              VEREDUS
                                                  MID CAP        SMALL CAP VALUE      TAMRO SMALL        AGGRESSIVE
                                                    FUND             FUND(d)            CAP FUND         GROWTH FUND
                                              ---------------    ---------------    ---------------    ---------------
INVESTMENT INCOME:
   Dividends ..............................   $     6,564,681    $        24,276    $     1,308,209    $     2,568,679
   Less: foreign taxes withheld ...........           (58,498)               (69)              (295)                --
   Interest ...............................             2,069              2,300              2,117                 --
                                              ---------------    ---------------    ---------------    ---------------
      Total investment income .............         6,508,252             26,507          1,310,031          2,568,679
                                              ---------------    ---------------    ---------------    ---------------
EXPENSES:
   Investment advisory fees (Note G) ......         4,232,895             16,425          1,422,145          7,028,390
   Distribution expenses(b) (Note G) ......         1,281,045              4,560            373,655          1,420,588
   Shareholder service fees (Note G) ......                --                 --                 --                 --
   Transfer agent fees (Note G) ...........           663,525              5,789            160,377            521,287
   Administration fees (Note G) ...........           302,075              6,567             92,365            370,586
   Registration expenses ..................            51,652                345             43,051             39,416
   Custodian fees .........................            42,671              2,499             18,095             45,591
   Audit and tax fees .....................            19,755             12,772             16,849             21,552
   Legal fees .............................            18,087              1,012             27,453             22,242
   Reports to shareholder expense .........           128,730                586             25,609             60,861
   Trustees fees and related expenses
     (Note G) .............................            26,738                133              7,442             32,048
   Other expenses .........................            45,230              1,556             15,682             57,713
                                              ---------------    ---------------    ---------------    ---------------
      Total expenses before waivers .......         6,812,403             52,244          2,202,723          9,620,274
                                              ---------------    ---------------    ---------------    ---------------

      Less: Investment advisory fees waived
        (Note G) ..........................                --            (16,425)          (169,901)                --
      Less: Expenses reimbursed (Note G) ..                --             (8,444)                --                 --
                                              ---------------    ---------------    ---------------    ---------------
      Net expenses ........................         6,812,403             27,375          2,032,822          9,620,274
                                              ---------------    ---------------    ---------------    ---------------

NET INVESTMENT INCOME (LOSS) ..............          (304,151)              (868)          (722,791)        (7,051,595)
                                              ---------------    ---------------    ---------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
   Net realized gain (loss) on
     investments ..........................        24,358,460            (55,461)        (1,281,615)        53,535,623
   Net change in unrealized appreciation
     (depreciation) on investments ........        (9,525,864)            96,329         13,990,543         30,957,106
   Net change in unrealized appreciation
     on translation of assets and
     liabilities denominated in foreign
     currency .............................                --                 --                 --                 --
                                              ---------------    ---------------    ---------------    ---------------

   NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS .......................        14,832,596             40,868         12,708,928         84,492,729
                                              ---------------    ---------------    ---------------    ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ......................   $    14,528,445    $        40,000    $    11,986,137    $    77,441,134
                                              ===============    ===============    ===============    ===============

----------
(a) ABN AMRO River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.
(b) Distribution expense is incurred at the Class N level for all funds except Growth Fund and Montag & Caldwell Growth Fund. The distribution expense for Class N, C and R of the Growth Fund is $2,415,746, $2,988 and $4,207, respectively. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $2,569,550 and $3,017, respectively.
(c) Amount includes $17,337,590 of net realized gains relating to a redemption in kind on February 22, 2005. This amount will not be recognized for Federal income tax purposes.
(d) ABN AMRO River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 68 - 69

ABN AMRO FUNDS
--------------

FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                                           REAL ESTATE        VEREDUS           BALANCED
                                                                               FUND         SCITECH FUND          FUND
                                                                         --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends .........................................................   $    3,674,322    $       16,835    $    1,956,337
   Less: foreign taxes withheld ......................................          (33,821)             (508)               --
   Interest ..........................................................               --               330         3,540,361
                                                                         --------------    --------------    --------------
      Total investment income ........................................        3,640,501            16,657         5,496,698
                                                                         --------------    --------------    --------------
EXPENSES:
   Investment advisory fees (Note G) .................................          816,890            54,777         1,469,749
   Distribution expenses (Note G) ....................................          194,941            13,694           524,910
   Transfer agent fees (Note G) ......................................           37,368            28,624            56,358
   Administration fees (Note G) ......................................           52,403            12,477           133,459
   Registration expenses .............................................           19,712            16,322            18,628
   Custodian fees ....................................................           14,031             9,892            24,244
   Audit and tax fees ................................................           15,222            15,705            17,459
   Legal fees ........................................................            2,568               164             6,286
   Reports to shareholder expense ....................................           11,870             1,518             7,398
   Trustees fees and related expenses (Note G) .......................            3,739               229             9,112
   Other expenses ....................................................            8,732             4,946            21,005
                                                                         --------------    --------------    --------------
      Total expenses before waivers ..................................        1,177,476           158,348         2,288,608
                                                                         --------------    --------------    --------------
      Less: Investment advisory fees waived (Note G) .................          (67,989)          (54,777)               --
      Less: Expenses reimbursed (Note G) .............................               --           (15,927)               --
                                                                         --------------    --------------    --------------
      Net operating expenses .........................................        1,109,487            87,644         2,288,608
                                                                         --------------    --------------    --------------
      Interest expense (Note H) ......................................              995                --                --
                                                                         --------------    --------------    --------------
      Net expenses ...................................................        1,110,482            87,644         2,288,608
                                                                         --------------    --------------    --------------

NET INVESTMENT INCOME (LOSS) .........................................        2,530,019           (70,987)        3,208,090
                                                                         --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...........................        8,692,635            (8,319)       10,810,253
   Net realized loss on foreign currency transactions ................           (9,114)               --                --
   Net change in unrealized appreciation (depreciation) on
      investments ....................................................        2,262,848           370,808        (7,335,296)
   Net change in unrealized depreciation on translation
      of assets and liabilities denominated in foreign currency ......             (142)               --                --
                                                                         --------------    --------------    --------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............       10,946,227           362,489         3,474,957
                                                                         --------------    --------------    --------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $   13,476,246    $      291,502    $    6,683,047
                                                                         ==============    ==============    ==============

                                                                             MONTAG                            INVESTMENT
                                                                           & CALDWELL           BOND           GRADE BOND
                                                                          BALANCED FUND         FUND              FUND
                                                                         --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends .........................................................   $    1,048,257    $      262,717    $       27,925
   Less: foreign taxes withheld ......................................               --                --                --
   Interest ..........................................................        1,660,756        12,980,087         1,661,001
                                                                         --------------    --------------    --------------
      Total investment income ........................................        2,709,013        13,242,804         1,688,926
                                                                         --------------    --------------    --------------
EXPENSES:
   Investment advisory fees (Note G) .................................          921,213         1,476,450           195,828
   Distribution expenses (Note G) ....................................          194,836           376,706             6,659
   Transfer agent fees (Note G) ......................................           48,539           114,186            32,694
   Administration fees (Note G) ......................................           75,868           159,369            40,075
   Registration expenses .............................................           27,112            30,106            26,312
   Custodian fees ....................................................           15,848            22,778             9,653
   Audit and tax fees ................................................           16,943            18,056            15,979
   Legal fees ........................................................            3,605             7,707             1,182
   Reports to shareholder expense ....................................              840               858             2,488
   Trustees fees and related expenses (Note G) .......................            4,902            10,681             1,721
   Other expenses ....................................................            6,101            27,384             6,383
                                                                         --------------    --------------    --------------
      Total expenses before waivers ..................................        1,315,807         2,244,281           338,974
                                                                         --------------    --------------    --------------
      Less: Investment advisory fees waived (Note G) .................               --          (552,192)          (81,656)
      Less: Expenses reimbursed (Note G) .............................               --                --                --
                                                                         --------------    --------------    --------------
      Net operating expenses .........................................        1,315,807         1,692,089           257,318
                                                                         --------------    --------------    --------------
      Interest expense (Note H) ......................................               --                --                --
                                                                         --------------    --------------    --------------
      Net expenses ...................................................        1,315,807         1,692,089           257,318
                                                                         --------------    --------------    --------------

NET INVESTMENT INCOME (LOSS) .........................................        1,393,206        11,550,715         1,431,608
                                                                         --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...........................       13,797,988         2,899,029          (208,399)
   Net realized loss on foreign currency transactions ................               --                --                --
   Net change in unrealized appreciation (depreciation) on
      investments ....................................................       (7,319,286)      (11,976,484)       (1,054,474)
   Net change in unrealized depreciation on translation
      of assets and liabilities denominated in foreign currency ......               --                --                --
                                                                         --------------    --------------    --------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............        6,478,702        (9,077,455)       (1,262,873)
                                                                         --------------    --------------    --------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $    7,871,908    $    2,473,260    $      168,735
                                                                         ==============    ==============    ==============

                                                                                                                INVESTOR
                                                                           HIGH YIELD         MUNICIPAL       MONEY MARKET
                                                                           BOND FUND          BOND FUND           FUND
                                                                         --------------    --------------    --------------
INVESTMENT INCOME:
   Dividends .........................................................   $       19,218    $       37,602    $       13,115
   Less: foreign taxes withheld ......................................               --                --                --
   Interest ..........................................................        1,543,060         2,449,006         4,322,007
                                                                         --------------    --------------    --------------
      Total investment income ........................................        1,562,278         2,486,608         4,335,122
                                                                         --------------    --------------    --------------
EXPENSES:
   Investment advisory fees (Note G) .................................           96,663           396,859           632,596
   Distribution expenses (Note G) ....................................           27,804           108,253                --
   Transfer agent fees (Note G) ......................................           30,175            60,781            57,763
   Administration fees (Note G) ......................................           35,585            49,873            89,871
   Registration expenses .............................................           29,286            17,377            18,407
   Custodian fees ....................................................            8,311             8,305            20,952
   Audit and tax fees ................................................           15,819            16,149            17,734
   Legal fees ........................................................              660             2,045             4,953
   Reports to shareholder expense ....................................            1,706             6,665             5,133
   Trustees fees and related expenses (Note G) .......................              961             3,070             6,710
   Other expenses ....................................................            8,242             8,174            22,433
                                                                         --------------    --------------    --------------
      Total expenses before waivers ..................................          255,212           677,551           876,552
                                                                         --------------    --------------    --------------
      Less: Investment advisory fees waived (Note G) .................          (96,663)         (346,836)               --
      Less: Expenses reimbursed (Note G) .............................          (12,602)               --                --
                                                                         --------------    --------------    --------------
      Net operating expenses .........................................          145,947           330,715           876,552
                                                                         --------------    --------------    --------------
      Interest expense (Note H) ......................................               --                --                --
                                                                         --------------    --------------    --------------
      Net expenses ...................................................          145,947           330,715           876,552
                                                                         --------------    --------------    --------------

NET INVESTMENT INCOME (LOSS) .........................................        1,416,331         2,155,893         3,458,570
                                                                         --------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments ...........................           62,621           152,063               324
   Net realized loss on foreign currency transactions ................               --                --                --
   Net change in unrealized appreciation (depreciation) on
      investments ....................................................         (840,493)       (1,950,796)               --
   Net change in unrealized depreciation on translation
      of assets and liabilities denominated in foreign currency ......               --                --                --
                                                                         --------------    --------------    --------------

   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ............         (777,872)       (1,798,733)              324
                                                                         --------------    --------------    --------------

   NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $      638,459    $      357,160    $    3,458,894
                                                                         ==============    ==============    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 70 - 71

ABN AMRO FUNDS
--------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                         RIVER ROAD
                                      DYANAMIC EQUITY
                                        INCOME FUND                GROWTH FUND
                                      ---------------   ---------------------------------
                                       PERIOD ENDED
                                        OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                          2005(a)             2005              2004
                                      ---------------   ---------------   ---------------
NET ASSETS AT BEGINNING OF
   PERIOD ..........................  $            --   $ 1,321,365,915   $ 1,151,473,692
                                      ---------------   ---------------   ---------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
     Net investment income
       (loss) ......................           68,595         4,140,160        (1,984,717)
     Net realized gain (loss) on
       investments sold ............          (69,330)       80,212,499        21,683,646
     Net change in unrealized
       appreciation (depreciation)
       on investments and
       translation of assets and
       liabilities denominated in
       foreign currency ............          (33,415)      (22,661,147)       13,018,488
                                      ---------------   ---------------   ---------------
       Net increase (decrease) in
         net assets from
         operations ................          (34,150)       61,691,512        32,717,417
                                      ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class N .......................          (63,252)       (2,308,505)               --
     Class I .......................               --        (1,409,891)               --
     Class C .......................               --              (183)               --
     Class R .......................               --            (1,077)               --
                                      ---------------   ---------------   ---------------
       Total distributions .........          (63,252)       (3,719,656)               --
                                      ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
     Class N .......................        5,421,878       248,092,784       359,849,098
     Class I .......................               --       206,611,083       111,086,894
     Class C .......................               --            50,291           236,840
     Class R .......................               --           808,031           679,254
   Proceeds from reinvestment of
     distributions:
     Class N .......................            2,211         2,045,913                --
     Class I .......................               --           629,526                --
     Class C .......................               --                70                --
     Class R .......................               --             1,077                --
   Cost of shares redeemed:
     Class N .......................           (1,063)     (362,811,752)     (301,695,265)
     Class I .......................               --       (98,222,006)      (32,765,897)
     Class C .......................               --           (59,536)               --
     Class R .......................               --          (287,584)         (216,118)
   Exchange(b):
     Class N .......................               --           382,116                --
     Class C .......................               --          (382,116)               --
   Redemption in kind (Note E):
     Class I .......................               --       (37,332,876)               --
                                      ---------------   ---------------   ---------------
       Net increase (decrease) from
         capital share
         transactions ..............        5,423,026       (40,474,979)      137,174,806
                                      ---------------   ---------------   ---------------
       Total increase (decrease) in
         net assets ................        5,325,624        17,496,877       169,892,223
                                      ---------------   ---------------   ---------------
NET ASSETS AT END OF PERIOD
   (INCLUDING LINE A) ..............  $     5,325,624   $ 1,338,862,792   $ 1,321,365,915
                                      ===============   ===============   ===============
     (A) Undistributed net
           investment income .......  $         2,469   $       420,504   $            --
                                      ===============   ===============   ===============

                                              MONTAG & CALDWELL                TAMRO LARGE CAP
                                                 GROWTH FUND                      VALUE FUND                    VALUE FUND
                                      ---------------------------------  ---------------------------  -----------------------------

                                           YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,       YEARS ENDED OCTOBER 31,
                                            2005              2004            2005          2004           2005            2004
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
NET ASSETS AT BEGINNING OF
   PERIOD ..........................  $  3,203,905,297  $ 3,119,097,639  $  17,574,310  $  8,886,900  $  229,978,703  $ 195,852,532
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
INCREASE IN NET ASSETS FROM
  OPERATIONS:
     Net investment income
       (loss) ......................        11,565,400       12,977,716        147,230        66,914       3,581,945      2,841,732
     Net realized gain (loss) on
       investments sold ............       177,267,227      142,886,596        594,022       449,809      13,973,169     11,275,814
     Net change in unrealized
       appreciation (depreciation)
       on investments and
       translation of assets and
       liabilities denominated in
       foreign currency ............        74,822,384      (29,527,217)     1,136,697       646,606      10,155,144     17,144,326
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
       Net increase (decrease) in
         net assets from
         operations ................       263,655,011      126,337,095      1,877,949     1,163,329      27,710,258     31,261,872
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class N .......................        (2,564,626)        (785,236)      (140,652)      (66,473)     (3,689,930)    (2,785,108)
     Class I .......................        (9,657,940)     (10,804,677)            --            --              --             --
     Class C .......................                --               --             --            --              --             --
     Class R .......................              (510)            (218)            --            --              --             --
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
       Total distributions .........       (12,223,076)     (11,590,131)      (140,652)      (66,473)     (3,689,930)    (2,785,108)
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
     Class N .......................       303,643,076      334,090,223      8,202,714    10,354,750      47,190,740     17,024,212
     Class I .......................       543,642,784      543,778,633             --            --     195,878,603             --
     Class C .......................                --               --             --            --              --             --
     Class R .......................           245,347          459,863             --            --              --             --
   Proceeds from reinvestment of
     distributions:
     Class N .......................         2,347,634          721,334        135,803        63,298       1,172,234        875,034
     Class I .......................         8,337,953        9,479,460             --            --              --              --
     Class C .......................                --               --             --            --              --              --
     Class R .......................               510              218             --            --              --              --
   Cost of shares redeemed:
     Class N .......................      (418,567,772)    (317,937,131)    (6,060,136)   (2,827,494)   (209,949,823)   (12,249,839)
     Class I .......................    (1,174,159,740)    (600,413,850)            --            --          (4,994)            --
     Class C .......................                --               --             --            --              --             --
     Class R .......................           (47,464)        (118,056)            --            --              --             --
   Exchange(b):
     Class N .......................                --               --             --            --              --             --
     Class C .......................                --               --             --            --              --             --
   Redemption in kind (Note E):
     Class I .......................                --               --             --            --              --             --
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
       Net increase (decrease) from
         capital share
         transactions ..............      (734,557,672)     (29,939,306)     2,278,381     7,590,554      34,286,760      5,649,407
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
       Total increase (decrease) in
         net assets ................      (483,125,737)      84,807,658      4,015,678     8,687,410      58,307,088     34,126,171
                                      ----------------  ---------------  -------------  ------------  --------------  -------------
NET ASSETS AT END OF PERIOD
   (INCLUDING LINE A) ..............  $  2,720,779,560  $ 3,203,905,297  $  21,589,988  $ 17,574,310  $  288,285,791  $ 229,978,703
                                      ================  ===============  =============  ============  ==============  =============
     (A) Undistributed net
           investment income .......  $      2,223,545  $     2,881,221  $      13,184  $      6,606  $      152,145  $     257,102
                                      ================  ===============  =============  ============  ==============  =============

----------
(a) ABN AMRO River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.
(b) ABN AMRO Growth Fund, Class C Shares were closed on October 28, 2005. Existing shareholders were exchanged into Class N Shares.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 72 - 73

ABN AMRO FUNDS
--------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                        VEREDUS
                                                                  SELECT GROWTH FUND                   MID CAP FUND
                                                             ----------------------------   ---------------------------------
                                                                YEARS ENDED OCTOBER 31,          YEARS ENDED OCTOBER 31,
                                                                  2005           2004             2005              2004
                                                             -------------   ------------   ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .........................  $   2,684,264   $  2,005,679   $   411,527,018   $   191,220,470
                                                             -------------   ------------   ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss).........................        (26,501)       (15,670)         (304,151)       (1,126,756)
      Net realized gain (loss) on investments sold and
         foreign currency transactions.....................        190,635        310,184        24,358,460        14,126,516
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currency ......        232,102        (66,252)       (9,525,864)       11,287,338
                                                             -------------   ------------   ---------------   ---------------
         Net increase in net assets from operations .......        396,236        228,262        14,528,445        24,287,098
                                                             -------------   ------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................             --             --                --                --
   Net realized gain on investments:
      Class N .............................................             --             --       (13,057,183)         (655,679)
      Class I .............................................             --             --        (1,058,303)               --
                                                             -------------   ------------   ---------------   ---------------
         Total distributions ..............................             --             --       (14,115,486)         (655,679)
                                                             -------------   ------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................     11,127,013      1,095,394       357,423,460       349,185,400
      Class I .............................................             --             --        52,118,826        25,773,948
   Proceeds from reinvestment of distributions:
      Class N .............................................             --             --        11,601,527           626,784
      Class I .............................................             --             --         1,002,043                --
   Cost of shares redeemed:
      Class N .............................................       (937,792)      (645,071)     (206,802,113)     (178,739,141)
      Class I .............................................             --             --        (5,395,359)         (171,862)
   Subscription in kind (Note E):
      Class N .............................................             --             --                --                --
                                                             -------------   ------------   ---------------   ---------------
         Net increase (decrease) from capital
           share transactions .............................     10,189,221        450,323       209,948,384       196,675,129
                                                             -------------   ------------   ---------------   ---------------
         Total increase in net assets .....................     10,585,457        678,585       210,361,343       220,306,548
                                                             -------------   ------------   ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............  $  13,269,721   $  2,684,264   $   621,888,361   $   411,527,018
                                                             =============   ============   ===============   ===============
      (A) Undistributed net investment income .............  $          --   $         --   $            --   $            --
                                                             =============   ============   ===============   ===============

                                                                RIVER ROAD
                                                             SMALL CAP VALUE               TAMRO SMALL
                                                                   FUND                      CAP FUND
                                                             ---------------   -----------------------------------
                                                               PERIOD ENDED
                                                               OCTOBER 31,           YEARS ENDED OCTOBER 31,
                                                                 2005(a)             2005               2004
                                                             ---------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .........................  $            --   $    112,808,893   $     60,932,279
                                                             ---------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss).........................             (868)          (722,791)          (642,133)
      Net realized gain (loss) on investments sold and
         foreign currency transactions.....................          (55,461)        (1,281,615)         8,805,360
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currency ......           96,329         13,990,543         (2,391,422)
                                                             ---------------   ----------------   ----------------
         Net increase in net assets from operations .......           40,000         11,986,137          5,771,805
                                                             ---------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................               --                 --                 --
   Net realized gain on investments:
      Class N .............................................               --         (8,091,079)        (9,039,511)
      Class I .............................................               --                 --                 --
                                                             ---------------   ----------------   ----------------
         Total distributions ..............................               --         (8,091,079)        (9,039,511)
                                                             ---------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................        5,845,575        103,814,645        106,460,955
      Class I .............................................               --         12,436,119                 --
   Proceeds from reinvestment of distributions:
      Class N .............................................               --          7,134,775          7,161,151
      Class I .............................................               --                 --                 --
   Cost of shares redeemed:
      Class N .............................................               --        (78,465,170)       (58,477,786)
      Class I .............................................               --         (1,242,461)                --
   Subscription in kind (Note E):
      Class N .............................................          413,817                 --                 --
                                                             ---------------   ----------------   ----------------
         Net increase (decrease) from capital
           share transactions .............................        6,259,392         43,677,908         55,144,320
                                                             ---------------   ----------------   ----------------
         Total increase in net assets .....................        6,299,392         47,572,966         51,876,614
                                                             ---------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............  $     6,299,392   $    160,381,859   $    112,808,893
                                                             ===============   ================   ================
      (A) Undistributed net investment income .............  $            --   $         69,020   $        101,789
                                                             ===============   ================   ================

                                                                     VEREDUS AGGRESSIVE
                                                                        GROWTH FUND                      REAL ESTATE FUND
                                                             ---------------------------------   -------------------------------
                                                                  YEARS ENDED OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                                   2005              2004             2005             2004
                                                             ---------------   ---------------   --------------   --------------
NET ASSETS AT BEGINNING OF PERIOD .........................  $   639,344,192   $   521,867,080   $   72,451,173   $   47,777,103
                                                             ---------------   ---------------   --------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income (loss) ........................       (7,051,595)       (6,820,808)       2,530,019        2,083,722
      Net realized gain (loss) on investments sold and
         foreign currency transactions ....................       53,535,623        51,386,352        8,683,521        2,628,230
      Net change in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities denominated in foreign currency ......       30,957,106        (7,467,606)       2,262,706       10,876,008
                                                             ---------------   ---------------   --------------   --------------
         Net increase in net assets from operations .......       77,441,134        37,097,938       13,476,246       15,587,960
                                                             ---------------   ---------------   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N .............................................               --                --       (1,364,324)      (1,354,833)
   Net realized gain on investments:
      Class N .............................................               --                --       (3,196,087)        (504,832)
      Class I .............................................               --                --               --               --
                                                             ---------------   ---------------   --------------   --------------
         Total distributions ..............................               --                --       (4,560,411)      (1,859,665)
                                                             ---------------   ---------------   --------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N .............................................      168,946,773       226,180,090       23,204,234       20,523,938
      Class I .............................................       64,228,670        63,181,989       33,547,178               --
   Proceeds from reinvestment of distributions:
      Class N .............................................               --                --        2,424,164          937,211
      Class I .............................................               --                --               --               --
   Cost of shares redeemed:
      Class N .............................................     (206,649,366)     (176,182,607)     (52,980,947)     (10,515,374)
      Class I .............................................      (37,573,304)      (32,800,298)              --               --
   Subscription in kind (Note E):
      Class N .............................................               --                --               --               --
                                                             ---------------   ---------------   --------------   --------------
         Net increase (decrease) from capital
           share transactions .............................      (11,047,227)       80,379,174        6,194,629       10,945,775
                                                             ---------------   ---------------   --------------   --------------
         Total increase in net assets .....................       66,393,907       117,477,112       15,110,464       24,674,070
                                                             ---------------   ---------------   --------------   --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ............  $   705,738,099   $   639,344,192   $   87,561,637   $   72,451,173
                                                             ===============   ===============   ==============   ==============
      (A) Undistributed net investment income .............  $            --   $            --   $      147,473   $      300,129
                                                             ===============   ===============   ==============   ==============

----------
(a) ABN AMRO River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 74 - 75

ABN AMRO FUNDS
--------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                   VEREDUS
                                                                 SCITECH FUND                   BALANCED FUND
                                                        -----------------------------   -----------------------------
                                                           YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                             2005            2004            2005            2004
                                                        -------------   -------------   -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...................   $   7,135,353   $   4,313,581   $ 230,243,793   $ 320,107,760
                                                        -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income (loss) ...................         (70,987)       (105,383)      3,208,090       3,329,314
     Net realized gain (loss) on investments sold ...          (8,319)       (389,969)     10,810,253      22,514,502
     Net change in unrealized appreciation
       (depreciation) on investments ................         370,808        (241,870)     (7,335,296)    (14,968,612)
                                                        -------------   -------------   -------------   -------------
       Net increase (decrease) in net assets
         from operations ............................         291,502        (737,222)      6,683,047      10,875,204
                                                        -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class N ........................................              --              --      (3,673,528)     (3,970,998)
     Class I ........................................              --              --              --              --
   Net realized gain on investments:
     Class N ........................................              --              --     (13,121,235)             --
     Class I ........................................              --              --              --              --
                                                        -------------   -------------   -------------   -------------
       Total distributions ..........................              --              --     (16,794,763)     (3,970,998)
                                                        -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
     Class N ........................................       1,207,716       6,972,823      90,324,274      53,615,225
     Class I ........................................              --              --              --              --
   Proceeds from reinvestment of distributions:
     Class N ........................................              --              --      16,683,541       3,937,705
     Class I ........................................              --              --              --              --
   Cost of shares redeemed:
     Class N ........................................      (4,080,649)     (3,413,829)   (154,088,414)   (154,321,103)
     Class I ........................................              --              --              --              --
                                                        -------------   -------------   -------------   -------------
       Net increase (decrease) from capital
         share transactions .........................      (2,872,933)      3,558,994     (47,080,599)    (96,768,173)
                                                        -------------   -------------   -------------   -------------
       Total increase (decrease) in net assets ......      (2,581,431)      2,821,772     (57,192,315)    (89,863,967)
                                                        -------------   -------------   -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $   4,553,922   $   7,135,353   $ 173,051,478   $ 230,243,793
                                                        =============   =============   =============   =============
     (A) Undistributed (distributions in excess of)
           net investment income (loss) .............   $          --   $          --   $      21,893   $     174,329
                                                        =============   =============   =============   =============

                                                              MONTAG & CALDWELL
                                                                BALANCED FUND                     BOND FUND
                                                        -----------------------------   -----------------------------
                                                           YEARS ENDED OCTOBER 31,         YEARS ENDED OCTOBER 31,
                                                             2005            2004            2005            2004
                                                        -------------   -------------   -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...................   $ 173,871,189   $ 246,700,257   $ 432,790,869   $ 502,383,610
                                                        -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income (loss) ...................       1,393,206       3,067,016      11,550,715      19,022,973
     Net realized gain (loss) on investments sold ...      13,797,988      12,831,324       2,899,029       1,682,715
     Net change in unrealized appreciation
       (depreciation) on investments ................      (7,319,286)     (6,815,247)    (11,976,484)      4,410,309
                                                        -------------   -------------   -------------   -------------
       Net increase (decrease) in net assets
         from operations ............................       7,871,908       9,083,093       2,473,260      25,115,997
                                                        -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class N ........................................      (1,155,632)     (1,631,857)     (7,284,037)     (8,609,768)
     Class I ........................................        (863,414)     (2,273,426)     (5,698,667)    (13,870,122)
   Net realized gain on investments:
     Class N ........................................              --              --              --              --
     Class I ........................................              --              --              --              --
                                                        -------------   -------------   -------------   -------------
       Total distributions ..........................      (2,019,046)     (3,905,283)    (12,982,704)    (22,479,890)
                                                        -------------   -------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
     Class N ........................................      12,169,742      23,119,536      42,800,933      57,957,701
     Class I ........................................       7,002,823      22,152,873      12,855,619      57,763,493
   Proceeds from reinvestment of distributions:
     Class N ........................................       1,146,598       1,616,276       6,979,046       7,249,029
     Class I ........................................         860,546       2,273,145       2,235,381       2,613,448
   Cost of shares redeemed:
     Class N ........................................     (62,720,946)    (38,185,626)    (58,420,840)   (113,749,086)
     Class I ........................................     (69,814,825)    (88,983,082)   (217,048,771)    (84,063,433)
                                                        -------------   -------------   -------------   -------------
       Net increase (decrease) from capital
           share transactions .......................    (111,356,062)    (78,006,878)   (210,598,632)    (72,228,848)
                                                        -------------   -------------   -------------   -------------
       Total increase (decrease) in net assets ......    (105,503,200)    (72,829,068)   (221,108,076)    (69,592,741)
                                                        -------------   -------------   -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $  68,367,989   $ 173,871,189   $ 211,682,793   $ 432,790,869
                                                        =============   =============   =============   =============
     (A) Undistributed (distributions in excess of)
           net investment income (loss) .............   $    (513,868)  $    (332,916)  $  (1,113,695)  $  (1,854,637)
                                                        =============   =============   =============   =============

                                                               INVESTMENT GRADE
                                                                  BOND FUND
                                                        -----------------------------
                                                           YEARS ENDED OCTOBER 31,
                                                             2005            2004
                                                        -------------   -------------
NET ASSETS AT BEGINNING OF PERIOD ...................   $  42,552,988   $  49,029,771
                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
     Net investment income (loss) ...................       1,431,608       1,576,097
     Net realized gain (loss) on investments sold ...        (208,399)        234,758
     Net change in unrealized appreciation
       (depreciation) on investments ................      (1,054,474)       (157,915)
                                                        -------------   -------------
       Net increase (decrease) in net assets
         from operations ............................         168,735       1,652,940
                                                        -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Class N ........................................        (108,513)        (34,270)
     Class I ........................................      (1,524,472)     (1,858,000)
   Net realized gain on investments:
     Class N ........................................              --         (20,034)
     Class I ........................................              --      (1,376,597)
                                                        -------------   -------------
       Total distributions ..........................      (1,632,985)     (3,288,901)
                                                        -------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
     Class N ........................................       2,451,749       1,659,022
     Class I ........................................       1,508,268       3,000,448
   Proceeds from reinvestment of distributions:
     Class N ........................................         108,447          48,535
     Class I ........................................         601,334       1,793,457
   Cost of shares redeemed:
     Class N ........................................        (376,015)       (377,596)
     Class I ........................................      (9,344,877)    (10,964,688)
                                                        -------------   -------------
       Net increase (decrease) from capital
           share transactions .......................      (5,051,094)     (4,840,822)
                                                        -------------   -------------
       Total increase (decrease) in net assets ......      (6,515,344)     (6,476,783)
                                                        -------------   -------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......   $  36,037,644   $  42,552,988
                                                        =============   =============
     (A) Undistributed (distributions in excess of)
           net investment income (loss) .............   $    (205,411)  $    (145,494)
                                                        =============   =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 76 - 77

ABN AMRO FUNDS
--------------

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                             HIGH YIELD
                                                              BOND FUND                        MUNICIPAL BOND FUND
                                                 ----------------------------------    ----------------------------------
                                                       YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                       2005               2004               2005               2004
                                                 ---------------    ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ............   $    21,512,272    $    20,707,035    $    61,072,678    $    48,047,107
                                                 ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ..................         1,416,331          1,380,605          2,155,893          1,754,670
      Net realized gain on investments sold ..            62,621            209,283            152,063            182,602
      Net change in unrealized appreciation
         (depreciation) on investments .......          (840,493)           517,994         (1,950,796)           127,727
                                                 ---------------    ---------------    ---------------    ---------------
         Net increase in net assets from
            operations .......................           638,459          2,107,882            357,160          2,064,999
                                                 ---------------    ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ................................          (790,937)          (752,988)        (2,155,893)        (1,754,670)
      Class I ................................          (761,567)          (760,358)                --                 --
   Net realized gain on investments:
      Class N ................................           (58,531)                --           (182,140)          (689,163)
      Class I ................................           (55,835)                --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
         Total distributions .................        (1,666,870)        (1,513,346)        (2,338,033)        (2,443,833)
                                                 ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ................................           945,867            908,674         23,890,707         36,576,080
      Class I ................................            53,321              2,303                 --                 --
   Proceeds from reinvestment of
      distributions:
      Class N ................................            62,645             24,044          1,394,146          1,193,155
      Class I ................................             7,880              4,769                 --                 --
   Cost of shares redeemed:
      Class N ................................          (391,345)          (729,089)       (15,306,418)       (24,364,830)
      Class I ................................           (51,432)                --                 --                 --
                                                 ---------------    ---------------    ---------------    ---------------
         Net increase (decrease) from capital
            share transactions ...............           626,936            210,701          9,978,435         13,404,405
                                                 ---------------    ---------------    ---------------    ---------------
         Total increase (decrease) in net
            assets ...........................          (401,475)           805,237          7,997,562         13,025,571
                                                 ---------------    ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD
   (INCLUDING LINE A) ........................   $    21,110,797    $    21,512,272    $    69,070,240    $    61,072,678
                                                 ===============    ===============    ===============    ===============
      (A) Undistributed (distributions in
         excess of) net investment income ....   $      (146,053)   $      (109,155)   $            --    $            --
                                                 ===============    ===============    ===============    ===============

                                                           INVESTOR MONEY
                                                             MARKET FUND
                                                 ----------------------------------
                                                       YEARS ENDED OCTOBER 31,
                                                       2005               2004
                                                 ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ............   $   219,890,520    $   236,811,366
                                                 ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ..................         3,458,570          1,642,801
      Net realized gain on investments sold ..               324                 --
      Net change in unrealized appreciation
         (depreciation) on investments .......                --                 --
                                                 ---------------    ---------------
         Net increase in net assets from
            operations .......................         3,458,894          1,642,801
                                                 ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Class N ................................        (3,458,570)        (1,642,801)
      Class I ................................                --                 --
   Net realized gain on investments:
      Class N ................................                --                 --
      Class I ................................                --                 --
                                                 ---------------    ---------------
         Total distributions .................        (3,458,570)        (1,642,801)
                                                 ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares:
      Class N ................................       536,100,236        553,871,105
      Class I ................................                --                 --
   Proceeds from reinvestment of
     distributions:
      Class N ................................           805,231            254,662
      Class I ................................                --                 --
   Cost of shares redeemed:
      Class N ................................      (639,757,628)      (571,046,613)
      Class I ................................                --                 --
                                                 ---------------    ---------------
         Net increase (decrease) from capital
            share transactions ...............      (102,852,161)       (16,920,846)
                                                 ---------------    ---------------
         Total increase (decrease) in net
            assets ...........................      (102,851,837)       (16,920,846)
                                                 ---------------    ---------------
NET ASSETS AT END OF PERIOD
    (INCLUDING LINE A) .......................   $   117,038,683        219,890,520
                                                 ===============    ===============
      (A) Undistributed (distributions in
         excess of) net investment income ....   $            --    $            --
                                                 ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 78 - 79

ABN AMRO FUNDS
--------------

RIVER ROAD DYNAMIC EQUITY INCOME FUND - CLASS N                 OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    PERIOD
                                                                    ENDED
                                                                 10/31/05(a)
                                                                 -----------
Net Asset Value, Beginning of Period ..........................  $     10.00
                                                                 -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ...................................         0.13
      Net realized and unrealized loss on investments .........        (0.10)
                                                                 -----------
         Total from investment operations .....................         0.03
                                                                 -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment
         income ...............................................        (0.12)
                                                                 -----------
         Total distributions ..................................        (0.12)
                                                                 -----------
Net decrease in net asset value ...............................        (0.09)
                                                                 -----------
Net Asset Value, End of Period ................................  $      9.91
                                                                 ===========
TOTAL RETURN ..................................................         0.30%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .......................  $     5,326
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................         2.71%
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................         1.30%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by
         Adviser ..............................................         2.65%
      After reimbursement and/or waiver of expenses by
         Adviser ..............................................         4.06%
   Portfolio Turnover .........................................        14.37%(b)

----------
(a) ABN AMRO River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.
(b)   Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 80

ABN AMRO FUNDS
--------------

GROWTH FUND - CLASS N                                           OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       YEAR             YEAR            YEAR          YEAR           YEAR
                                                       ENDED           ENDED           ENDED         ENDED          ENDED
                                                     10/31/05         10/31/04        10/31/03      10/31/02       10/31/01
                                                   -----------     -----------      -----------   -----------    -----------
Net Asset Value, Beginning of Period ...........   $     21.76     $     21.14      $     18.55   $     20.38    $     30.86
                                                   -----------     -----------      -----------   -----------    -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............          0.05(a)        (0.05)(a)        (0.02)        (0.04)         (0.04)
         Net realized and unrealized
            gain (loss) on investments .........          0.90(a)         0.67(a)          2.61         (1.74)         (7.36)
                                                   -----------     -----------      -----------   -----------    -----------
         Total from investment operations ......          0.95            0.62             2.59         (1.78)         (7.40)
                                                   -----------     -----------      -----------   -----------    -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ..............         (0.05)             --               --            --(b)          --
      Distributions from net realized
         gain on investments ...................            --              --               --         (0.05)         (3.08)
                                                   -----------     -----------      -----------   -----------    -----------
      Total distributions ......................         (0.05)             --               --         (0.05)         (3.08)
                                                   -----------     -----------      -----------   -----------    -----------
Net increase (decrease) in net asset value .....          0.90            0.62             2.59         (1.83)        (10.48)
                                                   -----------     -----------      -----------   -----------    -----------
Net Asset Value, End of Period .................   $     22.66     $     21.76      $     21.14   $     18.55    $     20.38
                                                   ===========     ===========      ===========   ===========    ===========
TOTAL RETURN ...................................          4.38%           2.93%           13.96%        (8.76)%       (25.95)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........   $   888,248     $   962,036      $   878,724   $   609,049    $   464,023
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................          1.10%           1.09%            1.11%         1.10%          1.09%
      After reimbursement and/or waiver of
         expenses by Adviser ...................          1.10%           1.09%            1.11%         1.10%          1.09%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ...................          0.21%          (0.22)%          (0.11)%       (0.20)%        (0.18)%
      After reimbursement and/or waiver of
         expenses by Adviser ...................          0.21%          (0.22)%          (0.11)%       (0.20)%        (0.18)%
      Portfolio Turnover .......................         31.30%(c)       18.59%            7.66%         7.52%         17.22%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)   Represents less than $0.005 per share.
(c) Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 81

ABN AMRO FUNDS
--------------

GROWTH FUND - CLASS I                                           OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             YEAR          YEAR          YEAR          YEAR         YEAR
                                                            ENDED         ENDED         ENDED         ENDED        ENDED
                                                           10/31/05      10/31/04      10/31/03      10/31/02     10/31/01
                                                          ---------     ---------     ---------     ---------     --------
Net Asset Value, Beginning of Period ................     $   22.02     $   21.33     $   18.67     $   20.45     $  30.89
                                                          ---------     ---------     ---------     ---------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ....................          0.11(a)       0.01(a)       0.03         (0.03)        0.02
    Net realized and unrealized gain (loss)
      on investments ................................          0.92(a)       0.68(a)       2.63         (1.70)       (7.38)
                                                          ---------     ---------     ---------     ---------     --------
      Total from investment operations ..............          1.03          0.69          2.66         (1.73)       (7.36)
                                                          ---------     ---------     ---------     ---------     --------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net
      investment income .............................         (0.08)           --            --            --           --
    Distributions from net realized gain
      on investments ................................            --            --            --         (0.05)       (3.08)
                                                          ---------     ---------     ---------     ---------     --------
      Total distributions ...........................         (0.08)           --            --         (0.05)       (3.08)
                                                          ---------     ---------     ---------     ---------     --------
Net increase (decrease) in net asset value ..........          0.95          0.69          2.66         (1.78)      (10.44)
                                                          ---------     ---------     ---------     ---------     --------
Net Asset Value, End of Period ......................     $   22.97     $   22.02     $   21.33     $   18.67     $  20.45
                                                          =========     =========     =========     =========     ========
Total Return ........................................          4.69%         3.23%        14.25%        (8.51)%     (25.78)%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ..............     $ 449,492     $ 358,377     $ 272,497     $ 149,741     $ 43,362
  Ratios of expenses to average net assets:
    Before reimbursement and/or waiver of
      expenses by Adviser ...........................          0.82%         0.82%         0.83%         0.83%        0.84%
    After reimbursement and/or waiver of
      expenses by Adviser ...........................          0.82%         0.82%         0.83%         0.83%        0.84%
  Ratios of net investment income to
    average net assets:
    Before reimbursement and/or waiver of
      expenses by Adviser ...........................          0.49%         0.05%         0.17%         0.07%        0.07%
    After reimbursement and/or waiver of
      expenses by Adviser ...........................          0.49%         0.05%         0.17%         0.07%        0.07%
  Portfolio Turnover ................................         31.30%(b)     18.59%         7.66%         7.52%       17.22%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b) Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 82

ABN AMRO FUNDS
--------------

GROWTH FUND - CLASS R                                           OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                     YEAR             YEAR           PERIOD
                                                                    ENDED            ENDED           ENDED
                                                                   10/31/05         10/31/04      10/31/03(a)
                                                                  ---------        ---------      -----------
Net Asset Value, Beginning of Period .........................    $   21.66        $   21.09      $     18.07
                                                                  ---------        ---------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) .............................           --(b)(c)      (0.10)(b)        (0.03)
    Net realized and unrealized gain on investments ..........         0.90(b)          0.67(b)          3.05
                                                                  ---------        ---------      -----------
      Total from investment operations .......................         0.90             0.57             3.02
                                                                  ---------        ---------      -----------
  LESS DISTRIBUTIONS:
    Distributions from and in excess of net investment
      income .................................................        (0.03)              --               --
                                                                  ---------        ---------      -----------
      Total distributions ....................................        (0.03)              --               --
                                                                  ---------        ---------      -----------
Net increase in net asset value ..............................         0.87             0.57             3.02
                                                                  ---------        ---------      -----------
Net Asset Value, End of Period ...............................    $   22.53        $   21.66      $     21.09
                                                                  =========        =========      ===========
Total Return .................................................         4.16%            2.70%           16.71%(d)
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) .......................    $   1,122        $     573      $       117
  Ratios of expenses to average net assets:
    Before reimbursement and/or waiver of expenses by
      Adviser ................................................         1.31%            1.31%            1.35%
    After reimbursement and/or waiver of expenses by
      Adviser ................................................         1.31%            1.31%            1.35%
  Ratios of net investment income (loss) to average net
    assets:
    Before reimbursement and/or waiver of expenses by
      Adviser ................................................         0.00%           (0.44)%          (0.16)%
    After reimbursement and/or waiver of expenses by
      Adviser ................................................         0.00%           (0.44)%          (0.16)%
  Portfolio Turnover .........................................        31.30%(e)        18.59%            7.66%

----------
(a) ABN AMRO Growth Fund - Class R commenced investment operations on December 31, 2002.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Represents less than $0.005 per share.
(d)   Not Annualized.
(e) Portfolio turnover rate excludes securities delivered from processing the redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 83

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            YEAR          YEAR          YEAR         YEAR        YEAR
                                                           ENDED         ENDED         ENDED        ENDED       ENDED
                                                          10/31/05      10/31/04      10/31/03     10/31/02    10/31/01
                                                         ---------    -----------    ---------    ---------   ---------
Net Asset Value, Beginning of Period ................    $   21.53    $     20.74    $   19.03    $   22.43   $   31.30
                                                         ---------    -----------    ---------    ---------   ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...........................         0.05(a)        0.04(a)      0.06(a)      0.05        0.02
    Net realized and unrealized
      gain (loss) on investments ....................         1.83(a)        0.77(a)      1.65(a)     (3.45)      (4.81)
                                                         ---------    -----------    ---------    ---------   ---------
      Total from investment operations ..............         1.88           0.81         1.71        (3.40)      (4.79)
                                                         ---------    -----------    ---------    ---------   ---------
  LESS DISTRIBUTIONS:
    Distributions from and in excess
      of net investment income ......................        (0.06)         (0.02)          --           --          --
    Distributions from net realized
      gain on investments ...........................           --             --           --           --       (4.08)
                                                         ---------    -----------    ---------    ---------   ---------
      Total distributions ...........................        (0.06)         (0.02)          --           --       (4.08)
                                                         ---------    -----------    ---------    ---------   ---------
Net increase (decrease) in net asset value ..........         1.82           0.79         1.71        (3.40)      (8.87)
                                                         ---------    -----------    ---------    ---------   ---------
Net Asset Value, End of Period ......................    $   23.35    $     21.53    $   20.74    $   19.03   $   22.43
                                                         =========    ===========    =========    =========   =========
TOTAL RETURN ........................................         8.72%          3.89%        8.99%      (15.16)%    (17.37)%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ..............    $ 992,229    $ 1,018,935    $ 967,300    $ 714,043   $ 872,657
  Ratios of expenses to average net assets:
    Before reimbursement and/or waiver
      of expenses by Adviser ........................         1.03%          1.02%        1.06%        1.06%       1.06%
    After reimbursement and/or waiver of
      expenses by Adviser ...........................         1.03%          1.02%        1.06%        1.06%       1.06%
  Ratios of net investment income
    to average net assets:
    Before reimbursement and/or waiver of
      expenses by Adviser ...........................         0.20%          0.20%        0.29%        0.23%       0.10%
    After reimbursement and/or waiver of
      expenses by Adviser ...........................         0.20%          0.20%        0.29%        0.23%       0.10%
  Portfolio Turnover ................................        52.16%         52.86%       38.76%       38.23%      59.64%

----------
(a) The selected per share data was calculated using the weighted aver age shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 84

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR            YEAR            YEAR            YEAR           YEAR
                                                         ENDED           ENDED           ENDED           ENDED          ENDED
                                                       10/31/05         10/31/04        10/31/03        10/31/02       10/31/01
                                                      -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Period ...............  $     21.61     $     20.84     $     19.22     $     22.74     $     31.70
                                                      -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................         0.11(a)         0.10(a)         0.12(a)         0.11            0.09
      Net realized and unrealized
         gain (loss) on investments ................         1.83(a)         0.77(a)         1.66(a)        (3.48)          (4.90)
                                                      -----------     -----------     -----------     -----------     -----------
         Total from investment operations ..........         1.94            0.87            1.78           (3.37)          (4.81)
                                                      -----------     -----------     -----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ..................        (0.11)          (0.10)          (0.16)          (0.15)          (0.07)
      Distributions from net realized
         gain on investments .......................           --              --              --              --           (4.08)
                                                      -----------     -----------     -----------     -----------     -----------
         Total distributions .......................        (0.11)          (0.10)          (0.16)          (0.15)          (4.15)
                                                      -----------     -----------     -----------     -----------     -----------
Net increase (decrease) in net asset value .........         1.83            0.77            1.62           (3.52)          (8.96)
                                                      -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Period .....................  $     23.44     $     21.61     $     20.84     $     19.22     $     22.74
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN .......................................         8.99%           4.19%           9.35%         (14.91)%        (17.16)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............  $ 1,727,848     $ 2,184,511     $ 2,151,687     $ 1,325,116     $ 1,058,500
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .......................         0.75%           0.74%           0.77%           0.77%           0.77%
      After reimbursement and/or waiver of
         expenses by Adviser .......................         0.75%           0.74%           0.77%           0.77%           0.77%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser .......................         0.48%           0.48%           0.58%           0.52%           0.39%
      After reimbursement and/or waiver of
         expenses by Adviser .......................         0.48%           0.48%           0.58%           0.52%           0.39%
      Portfolio Turnover ...........................        52.16%          52.86%          38.76%          38.23%          59.64%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 85

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR          YEAR          PERIOD
                                                                                    ENDED         ENDED          ENDED
                                                                                  10/31/05      10/31/04      10/31/03(a)
                                                                                  --------      --------      -----------
Net Asset Value, Beginning of Period ...........................................  $  21.43      $  20.69      $     18.59
                                                                                  --------      --------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .............................................     (0.01)(b)     (0.01)(b)         0.05(b)
      Net realized and unrealized gain on investments ..........................      1.83(b)       0.77(b)          2.05(b)
                                                                                  --------      --------      -----------
         Total from investment operations ......................................      1.82          0.76             2.10
                                                                                  --------      --------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ................     (0.02)        (0.02)              --
                                                                                  --------      --------      -----------
         Total distributions ...................................................     (0.02)        (0.02)              --
                                                                                  --------      --------      -----------
Net increase in net asset value ................................................      1.80          0.74             2.10
                                                                                  --------      --------      -----------
Net Asset Value, End of Period .................................................  $  23.23      $  21.43      $     20.69
                                                                                  ========      ========      ===========

TOTAL RETURN ...................................................................      8.50%         3.65%           11.30%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........................................  $    703      $    459      $       111
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ................      1.25%         1.24%            1.30%
      After reimbursement and/or waiver of expenses by Adviser .................      1.25%         1.24%            1.30%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ................     (0.02)%       (0.02)%           0.32%
      After reimbursement and/or waiver of expenses by Adviser .................     (0.02)%       (0.02)%           0.32%
   Portfolio Turnover ..........................................................     52.16%        52.86%           38.76%

----------
(a) ABN AMRO/Montag & Caldwell Growth Fund - Class R commenced investment operations on December 31, 2002.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 86

ABN AMRO FUNDS
--------------

TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      YEAR            YEAR            YEAR            YEAR           PERIOD
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
                                                     10/31/05        10/31/04        10/31/03        10/31/02      10/31/01(a)
                                                   -----------     -----------     -----------     -----------     -----------
Net Asset Value, Beginning of Period ............  $     11.35     $     10.27     $      8.47     $      9.68     $     10.00
                                                   -----------     -----------     -----------     -----------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................         0.08            0.07            0.09            0.06            0.02
      Net realized and unrealized gain (loss)
         on investments .........................         1.05            1.08            1.81           (1.22)          (0.33)
                                                   -----------     -----------      ----------     -----------     -----------
         Total from investment operations .......         1.13            1.15            1.90           (1.16)          (0.31)
                                                   -----------     -----------      ----------     -----------     -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ......................        (0.08)          (0.07)          (0.10)          (0.05)          (0.01)
                                                   -----------     -----------      ----------     -----------     -----------
         Total distributions ....................        (0.08)          (0.07)          (0.10)          (0.05)          (0.01)
                                                   -----------     -----------      ----------     -----------     -----------
Net increase (decrease) in net asset value ......         1.05            1.08            1.80           (1.21)          (0.32)
                                                   -----------     -----------      ----------     -----------     -----------
Net Asset Value, End of Period ..................  $     12.40     $     11.35     $     10.27     $      8.47     $      9.68
                                                   ===========     ===========      ==========     ===========     ===========
TOTAL RETURN ....................................         9.98%          11.17%          22.68%         (12.01)%         (3.11)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........  $    21,590     $    17,574     $     8,887     $     9,632     $     5,195
   Ratios of expenses to average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ..........         1.54%           1.76%           1.92%           1.79%           3.37%
      After reimbursement and/or
         waiver of expenses by Adviser ..........         1.20%           1.20%           1.20%           1.20%           1.20%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ..........         0.35%           0.00%           0.35%           0.15%          (1.96)%
      After reimbursement and/or
         waiver of expenses by Adviser ..........         0.69%           0.56%           1.07%           0.74%           0.21%
   Portfolio Turnover ...........................        36.84%          38.34%         102.51%(c)       83.14%         102.34%(b)

----------
(a) ABN AMRO/TAMRO Large Cap Value Fund commenced investment operations on November 30, 2000.
(b)   Not Annualized.
(c) Portfolio turnover rate excludes securities delivered from processing the redemption in kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 87

ABN AMRO FUNDS
--------------

VALUE FUND - CLASS N                                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR        YEAR        YEAR        YEAR       TEN MONTHS         YEAR
                                                         ENDED       ENDED       ENDED       ENDED         ENDED          ENDED
                                                       10/31/05    10/31/04    10/31/03    10/31/02      10/31/01        12/31/00
                                                       --------    --------    --------    --------      ---------       --------
   Net Asset Value, Beginning of Period .............  $  11.05    $   9.66    $   8.45    $   9.39      $   11.68       $  12.75
                                                       --------    --------    --------    --------      ---------       --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .........................      0.17(c)     0.14        0.14        0.11           0.07           0.10
      Net realized and unrealized gain (loss)
         on investments .............................      1.10(c)     1.39        1.22       (0.79)         (2.25)         (0.24)
                                                       --------    --------    --------    --------      ---------       --------
         Total from investment operations ...........      1.27        1.53        1.36       (0.68)         (2.18)         (0.14)
                                                       --------    --------    --------    --------      ---------       --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...................     (0.17)      (0.14)      (0.15)      (0.08)         (0.06)         (0.10)
      Distributions from net realized
         gain on investments ........................        --          --          --       (0.18)         (0.05)         (0.83)
                                                       --------    --------    --------    --------      ---------       --------
         Total distributions ........................     (0.17)      (0.14)      (0.15)      (0.26)         (0.11)         (0.93)
                                                       --------    --------    --------    --------      ---------       --------
   Net increase (decrease) in net asset value .......      1.10        1.39        1.21       (0.94)         (2.29)         (1.07)
                                                       --------    --------    --------    --------      ---------       --------
   Net Asset Value, End of Period ...................  $  12.15    $  11.05    $   9.66    $   8.45      $    9.39       $  11.68
                                                       ========    ========    ========    ========      =========       ========

   TOTAL RETURN .....................................     11.48%      15.88%      16.32%      (7.58)%       (18.86)%(a)     (0.68)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............  $ 95,624    $229,979    $195,853    $111,817      $ 116,221       $131,303
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ........................      1.16%       1.16%       1.19%       1.20%          1.08%          1.06%
      After reimbursement and/or waiver of
         expenses by Adviser ........................      0.94%       0.94%       0.94%       0.96%(b)       1.07%          1.06%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ........................      1.19%       1.10%       1.34%       1.00%          0.68%          0.85%
      After reimbursement and/or waiver of
         expenses by Adviser ........................      1.41%       1.32%       1.59%       1.24%          0.69%          0.85%
   Portfolio Turnover ...............................     21.84%      38.29%      56.67%     144.90%         58.41%(a)      76.00%

----------
(a)   Not Annualized.
(b) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.08% to 0.94% on January 1, 2002.
(c) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 88

ABN AMRO FUNDS
--------------

VALUE FUND - CLASS I                                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             PERIOD
                                                                              ENDED
                                                                           10/31/05(a)
                                                                          ------------
Net Asset Value, Beginning of Period ................................     $      12.36
                                                                          ------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .........................................             0.01(b)
      Net realized and unrealized loss on investments ...............            (0.21)(b)
                                                                          ------------
         Total from investment operations ...........................            (0.20)
                                                                          ------------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .....               --
                                                                          ------------
         Total distributions ........................................               --
                                                                          ------------
Net decrease in net asset value .....................................            (0.20)
                                                                          ------------
Net Asset Value, End of Period ......................................     $      12.16
                                                                          ============
TOTAL RETURN ........................................................            (1.62)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............................     $    192,662
   Ratios of expenses to average net assets:
         Before reimbursement and/or waiver of expenses by Adviser ..             0.91%
         After reimbursement and/or waiver of expenses by Adviser ...             0.69%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....             0.40%
      After reimbursement and/or waiver of expenses by Adviser ......             0.62%
   Portfolio Turnover ...............................................            21.84%

----------
(a) ABN AMRO Value Fund - Class I commenced investment operations on September 20, 2005.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 89

ABN AMRO FUNDS
--------------

VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                       YEAR        YEAR        YEAR         PERIOD
                                                                       ENDED       ENDED       ENDED        ENDED
                                                                     10/31/05    10/31/04    10/31/03    10/31/02(a)
                                                                     --------    --------    --------    -----------
Net Asset Value, Beginning of Period .............................   $  10.31    $   9.33    $   7.30    $     10.00
                                                                     --------    --------    --------    -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ........................................      (0.02)      (0.06)      (0.05)         (0.03)
      Net realized and unrealized gain (loss) on investments .....       1.59        1.04        2.08          (2.67)
                                                                     --------    --------    --------    -----------
         Total from investment operations ........................       1.57        0.98        2.03          (2.70)
                                                                     --------    --------    --------    -----------
Net increase (decrease) in net asset value .......................       1.57        0.98        2.03          (2.70)
                                                                     --------    --------    --------    -----------
Net Asset Value, End of Period ...................................   $  11.88    $  10.31    $   9.33    $      7.30
                                                                     ========    ========    ========    ===========
TOTAL RETURN .....................................................      15.23%      10.50%      27.98%        (27.10)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........................   $ 13,270    $  2,684    $  2,006    $     2,164
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..       2.57%       3.82%       4.31%          3.45%
      After reimbursement and/or waiver of expenses by Adviser ...       1.30%       1.30%       1.30%          1.30%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ..      (1.76)%     (3.17)%     (3.59)%        (2.53)%
      After reimbursement and/or waiver of expenses by Adviser ...      (0.49)%     (0.65)%     (0.58)%        (0.38)%
   Portfolio Turnover ............................................     202.37%     308.13%     444.75%      1,314.29%(b)

----------
(a) ABN AMRO/Veredus Select Growth Fund commenced investment operations on December 31, 2001.
(b)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 90

ABN AMRO FUNDS
--------------

MID CAP FUND - CLASS N                                          OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     YEAR        YEAR           YEAR          YEAR        YEAR
                                                    ENDED       ENDED          ENDED          ENDED       ENDED
                                                   10/31/05    10/31/04       10/31/03      10/31/02    10/31/01
                                                  ---------   ---------      ---------      --------    --------
Net Asset Value, Beginning of Period ..........   $   22.93   $   20.18      $   14.24      $  15.67    $  18.50
                                                  ---------   ---------      ---------      --------    --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................       (0.02)      (0.08)(a)      (0.07)        (0.06)      (0.07)
      Net realized and unrealized
         gain (loss) on investments ...........        1.04        2.90(a)        6.01         (1.12)       0.55
                                                  ---------   ---------      ---------      --------    --------
         Total from investment operations .....        1.02        2.82           5.94         (1.18)       0.48
                                                  ---------   ---------      ---------      --------    --------
   LESS DISTRIBUTIONS:
      Distributions from net realized
         gain on investments ..................       (0.74)      (0.07)            --         (0.25)      (3.31)
                                                  ---------   ---------      ---------      --------    --------
      Total distributions .....................       (0.74)      (0.07)            --         (0.25)      (3.31)
                                                  ---------   ---------      ---------      --------    --------
Net increase (decrease) in net asset value ....        0.28        2.75           5.94         (1.43)      (2.83)
                                                  ---------   ---------      ---------      --------    --------
Net Asset Value, End of Period ................   $   23.21   $   22.93      $   20.18      $  14.24    $  15.67
                                                  =========   =========      =========      ========    ========
TOTAL RETURN ..................................        4.43%      14.08%         41.64%        (7.88)%      3.42%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .......   $ 548,595   $ 385,325      $ 191,220      $ 85,727    $ 40,265
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................        1.23%       1.29%(b)       1.36%         1.38%       1.42%
      After reimbursement and/or waiver of
         expenses by Adviser ..................        1.23%       1.29%(b)       1.34%(c)      1.30%       1.30%
   Ratios of net investment loss
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ..................       (0.08)%     (0.38)%        (0.57)%       (0.61)%     (0.61)%
      After reimbursement and/or waiver of
         expenses by Adviser ..................       (0.08)%     (0.38)%        (0.55)%       (0.53)%     (0.49)%
      Portfolio Turnover ......................       27.42%      26.64%         59.35%        45.17%      77.15%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b) The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.
(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.30% to 1.40% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 91

ABN AMRO FUNDS
--------------

MID CAP FUND - CLASS I                                          OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                            YEAR          PERIOD
                                                                           ENDED          ENDED
                                                                          10/31/05     10/31/04(a)
                                                                        -----------    -----------
Net Asset Value, Beginning of Period ................................   $     22.96    $     23.61
                                                                        -----------    -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..................................          0.04             --(b)(c)
      Net realized and unrealized gain (loss) on  investments .......          1.04          (0.65)(b)
                                                                        -----------    -----------
         Total from investment operations ...........................          1.08          (0.65)
                                                                        -----------    -----------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investment ............         (0.74)            --
                                                                        -----------    -----------
         Total distributions ........................................         (0.74)            --
                                                                        -----------    -----------
Net increase (decrease) in net asset value ..........................          0.34          (0.65)
                                                                        -----------    -----------
Net Asset Value, End of Period ......................................   $     23.30    $     22.96
                                                                        ===========    ===========
TOTAL RETURN ........................................................          4.69%         (2.80)%(d)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............................   $    73,293    $    26,202
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....          0.94%          0.98%
      After reimbursement and/or waiver of expenses by Adviser ......          0.94%          0.98%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....          0.21%         (0.04)%
      After reimbursement and/or waiver of expenses by Adviser ......          0.21%         (0.04)%
   Portfolio Turnover ...............................................         27.42%         26.64%

----------
(a) ABN AMRO Mid Cap Fund - Class I commenced investment operations on July 6, 2004.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Represents less than $0.005 per share.
(d)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 92

ABN AMRO FUNDS
--------------

RIVER ROAD SMALL CAP VALUE FUND - CLASS N                       OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           PERIOD
                                                                           ENDED
                                                                        10/31/05(a)
                                                                        -----------
Net Asset Value, Beginning of Period ................................   $     10.00
                                                                        -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...........................................            --(b)
      Net realized and unrealized gain on investments ...............          0.28
                                                                        -----------
         Total from investment operations ...........................          0.28
                                                                        -----------
Net increase in net asset value .....................................          0.28
                                                                        -----------
Net Asset Value, End of Period ......................................   $     10.28
                                                                        ===========
TOTAL RETURN ........................................................          2.80%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .............................   $     6,299
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....          2.86%
      After reimbursement and/or waiver of expenses by Adviser ......          1.50%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .....         (1.41)%
      After reimbursement and/or waiver of expenses by Adviser ......         (0.05)%
   Portfolio Turnover ...............................................         20.82%(c)(d)

----------
(a) ABN AMRO River Road Small Cap Value Fund commenced investment operations on June 28, 2005.
(b)   Represents less than $(0.005) per share.
(c)   Not Annualized.
(d) Portfolio turnover rate excludes securities received from processing the subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 93

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      YEAR            YEAR          YEAR        YEAR          PERIOD
                                                      ENDED           ENDED         ENDED       ENDED          ENDED
                                                     10/31/05       10/31/04      10/31/03    10/31/02      10/31/01(a)
                                                    ---------      ---------      --------    --------      -----------
Net Asset Value, Beginning of Period .............  $   15.25      $   15.75      $  10.49    $  10.75      $     10.00
                                                    ---------      ---------      --------    --------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ................      (0.07)(b)      (0.09)        (0.01)      (0.02)(b)         0.06
     Net realized and unrealized gain (loss)
       on investments ............................       1.45(b)        1.62          5.27       (0.14)(b)         0.72
                                                    ---------      ---------      --------    --------      -----------
       Total from investment operations ..........       1.38           1.53          5.26       (0.16)            0.78
                                                    ---------      ---------      --------    --------      -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income .........................         --             --            --       (0.02)           (0.03)
     Distributions from net realized gain on
       investments ...............................      (1.00)         (2.03)           --       (0.08)              --
                                                    ---------      ---------      --------    --------      -----------
       Total distributions .......................      (1.00)         (2.03)           --       (0.10)           (0.03)
                                                    ---------      ---------      --------    --------      -----------
Net increase (decrease) in net asset value .......       0.38          (0.50)         5.26       (0.26)            0.75
                                                    ---------      ---------      --------    --------      -----------
Net Asset Value, End of Period ...................  $   15.63      $   15.25      $  15.75    $  10.49      $     10.75
                                                    =========      =========      ========    ========      ===========
TOTAL RETURN .....................................       9.16%         10.17%        50.14%      (1.59)%           7.74%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..........  $ 148,950      $ 112,809      $ 60,932    $ 40,407      $     2,000
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser .......................       1.41%          1.42%         1.44%       1.52%            5.46%
     After reimbursement and/or waiver of
       expenses by Adviser .......................       1.30%          1.30%         1.30%       1.30%            1.30%
   Ratios of net investment income (loss)
     to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser .......................      (0.58)%        (0.89)%       (0.21)%     (0.34)%          (3.49)%
     After reimbursement and/or waiver of
       expenses by Adviser .......................      (0.47)%        (0.77)%       (0.07)%     (0.12)%           0.67%
   Portfolio Turnover ............................      56.28%        102.56%       115.42%     266.78%          175.17%(c)

----------
(a) ABN AMRO/TAMRO Small Cap Fund - Class N commenced investment operations on November 30, 2000.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 94

ABN AMRO FUNDS
--------------

TAMRO SMALL CAP FUND - CLASS I                                  OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   PERIOD
                                                                   ENDED
                                                                 10/31/05(a)
                                                                ------------
Net Asset Value, Beginning of Period ........................   $      15.32
                                                                ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ....................................          (0.04)(b)
     Net realized and unrealized gain on investments ........           0.39(b)
                                                                ------------
       Total from investment operations .....................           0.35
                                                                ------------
Net increase in net asset value .............................           0.35
                                                                ------------
Net Asset Value, End of Period ..............................   $      15.67
                                                                ============
TOTAL RETURN ................................................           2.28%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....................   $     11,432
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser ..............................................           1.16%
     After reimbursement and/or waiver of expenses by
       Adviser ..............................................           1.05%
   Ratios of net investment loss to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser ..............................................          (0.39)%
     After reimbursement and/or waiver of expenses by
       Adviser ..............................................          (0.28)%
   Portfolio Turnover .......................................          56.28%

----------
(a) ABN AMRO/TAMRO Small Cap Fund - Class I commenced investment operations on January 4, 2005.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 95

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       YEAR        YEAR        YEAR          YEAR         YEAR
                                                       ENDED       ENDED       ENDED         ENDED       ENDED
                                                      10/31/05    10/31/04    10/31/03      10/31/02    10/31/01
                                                     ---------   ---------   ---------     ---------   ---------
Net Asset Value, Beginning of Period ..............  $   16.26   $   15.24   $   11.44     $   17.55   $   22.51
                                                     ---------   ---------   ---------     ---------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ..........................      (0.20)      (0.18)      (0.10)        (0.14)      (0.13)
     Net realized and unrealized gain (loss)
       on investments .............................       2.29        1.20        3.90         (5.97)      (1.72)
                                                     ---------   ---------   ---------     ---------   ---------
       Total from investment operations ...........       2.09        1.02        3.80         (6.11)      (1.85)
                                                     ---------   ---------   ---------     ---------   ---------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on
       investments ................................         --          --          --            --       (3.11)
                                                     ---------   ---------   ---------     ---------   ---------
       Total distributions ........................         --          --          --            --       (3.11)
                                                     ---------   ---------   ---------     ---------   ---------
Net increase (decrease) in net asset value ........       2.09        1.02        3.80         (6.11)      (4.96)
                                                     ---------   ---------   ---------     ---------   ---------
Net Asset Value, End of Period ....................  $   18.35   $   16.26   $   15.24     $   11.44   $   17.55
                                                     =========   =========   =========     =========   =========
TOTAL RETURN ......................................      12.85%       6.69%      33.10%       (34.76)%    (10.08)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........  $ 549,452   $ 524,737   $ 444,207     $ 314,317   $ 268,271
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ........................       1.42%       1.43%       1.50%         1.48%       1.44%
     After reimbursement and/or waiver of
       expenses by Adviser ........................       1.42%       1.43%       1.46%(a)      1.40%       1.40%
   Ratios of net investment loss to average
     net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ........................      (1.06)%     (1.18)%     (0.97)%       (1.15)%     (0.87)%
     After reimbursement and/or waiver of
       expenses by Adviser ........................      (1.06)%     (1.18)%     (0.93)%       (1.07)%     (0.83)%
     Portfolio Turnover ...........................     140.04%     118.89%     159.64%       162.80%     177.30%

----------
(a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.40% to 1.49% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 96

ABN AMRO FUNDS
--------------

VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                     YEAR        YEAR        YEAR          YEAR        PERIOD
                                                    ENDED       ENDED       ENDED         ENDED         ENDED
                                                   10/31/05    10/31/04    10/31/03      10/31/02    10/31/01(a)
                                                  ---------   ---------   ---------     ---------    -----------
Net Asset Value, Beginning of Period ...........  $   16.40   $   15.33   $   11.48     $   17.56    $     17.88
                                                  ---------   ---------   ---------     ---------    -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss .......................      (0.12)      (0.15)      (0.08)        (0.19)            --
     Net realized and unrealized gain (loss)
       on investments ..........................       2.29        1.22        3.93         (5.89)         (0.32)
                                                  ---------   ---------   ---------     ---------    -----------
       Total from investment operations ........       2.17        1.07        3.85         (6.08)         (0.32)
                                                  ---------   ---------   ---------     ---------    -----------
Net increase (decrease) in net asset value .....       2.17        1.07        3.85         (6.08)         (0.32)
                                                  ---------   ---------   ---------     ---------    -----------
Net Asset Value, End of Period .................  $   18.57   $   16.40   $   15.33     $   11.48    $     17.56
                                                  =========   =========   =========     =========    ===========
TOTAL RETURN ...................................      13.23%       6.98%      33.54%       (34.62)%        (1.79)%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ........  $ 156,286   $ 114,607   $  77,660     $  52,808    $     5,497
   Ratios of expenses to average net
     assets:
   Before reimbursement and/or waiver of
     expenses by Adviser .......................       1.14%       1.15%       1.20%         1.19%          1.16%
   After reimbursement and/or waiver of
     expenses by Adviser .......................       1.14%       1.15%       1.16%(c)      1.11%          1.12%
   Ratios of net investment loss to average
     net assets:
   Before reimbursement and/or waiver of
     expenses by Adviser .......................      (0.78)      (0.90)%     (0.67)%       (0.86)%        (0.59)%
   After reimbursement and/or waiver of
     expenses by Adviser .......................      (0.78)      (0.90)%     (0.63)%       (0.78)%        (0.55)%
   Portfolio Turnover ..........................     140.04%     118.89%     159.64%       162.80%        177.30%(b)

----------
(a) ABN AMRO/Veredus Aggressive Growth Fund - Class I commenced investment operations on October 5, 2001.
(b)   Not Annualized.
(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 97

ABN AMRO FUNDS
--------------

REAL ESTATE FUND - CLASS N                                      OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  YEAR           YEAR         YEAR         YEAR      TEN MONTHS           YEAR
                                                  ENDED          ENDED        ENDED        ENDED       ENDED              ENDED
                                                10/31/05       10/31/04     10/31/03     10/31/02     10/31/01          12/31/00
                                               ----------     ----------   ----------   ----------   ----------        ----------
  Net Asset Value, Beginning of Period ........  $    14.56     $    11.52   $     9.23   $     9.15   $     9.47      $     7.72
                                                 ----------     ----------   ----------   ----------   ----------      ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ....................        0.46(a)        0.44         0.40         0.39         0.34            0.42(a)
     Net realized and unrealized gain
       (loss) on investments ..................        2.10(a)        3.02         2.54         0.24        (0.39)           1.75(a)
                                                 ----------     ----------   ----------   ----------   ----------      ----------
       Total from investment operations .......        2.56           3.46         2.94         0.63        (0.05)           2.17
                                                 ----------     ----------   ----------   ----------   ----------      ----------
  LESS DISTRIBUTIONS:
     Distributions from and in excess of
       net investment income ..................       (0.26)         (0.30)       (0.24)       (0.33)       (0.27)          (0.33)
     Distributions from net realized gain
       on investments .........................       (0.63)         (0.12)       (0.41)       (0.22)          --              --
     Distributions from paid in capital .......          --             --           --           --           --           (0.09)
                                                 ----------     ----------   ----------   ----------   ----------      ----------
       Total distributions ....................       (0.89)         (0.42)       (0.65)       (0.55)       (0.27)          (0.42)
                                                 ----------     ----------   ----------   ----------   ----------      ----------
  Net increase (decrease) in net asset value           1.67           3.04         2.29         0.08        (0.32)           1.75
                                                 ----------     ----------   ----------   ----------   ----------      ----------
  Net Asset Value, End of Period ..............  $    16.23     $    14.56   $    11.52   $     9.23   $     9.15      $     9.47
                                                 ==========     ==========   ==========   ==========   ==========      ==========
  TOTAL RETURN ................................       18.06%         30.73%       33.71%        6.62%       (0.46)%(b)      28.77%
RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Period (in 000's) ........  $   54,851     $   72,451   $   47,777   $   19,924   $   15,242      $   21,744
  Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .................        1.45%          1.46%        1.56%        1.68%        1.63%           1.70%
     After reimbursement and/or waiver of
       expenses by Adviser ....................        1.37%          1.37%        1.37%        1.37%        1.33%           1.39%
  Ratios of net investment income to
    average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser .................        2.91%          3.50%        4.10%        3.80%        4.01%           4.87%
     After reimbursement and/or waiver of
       expenses by Adviser ....................        2.99%          3.59%        4.29%        4.11%        4.31%           5.19%
  Portfolio Turnover ..........................       43.14%         24.28%       13.11%       36.69%       17.95%(b)       25.00%

----------
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(b)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 98

ABN AMRO FUNDS
--------------

REAL ESTATE FUND - CLASS I                                      OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 PERIOD
                                                                  ENDED
                                                               10/31/05(a)
                                                               -----------
Net Asset Value, Beginning of Period .......................   $     16.64
                                                               -----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .................................          0.10(b)
     Net realized and unrealized loss on investments .......         (0.51)(b)
                                                               -----------
       Total from investment operations ....................         (0.41)
                                                               -----------
Net decrease in net asset value ............................         (0.41)
                                                               -----------
Net Asset Value, End of Period .............................   $     16.23
                                                               ===========
TOTAL RETURN ...............................................         (2.46)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....................   $    32,711
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser .............................................          1.32%
     After reimbursement and/or waiver of expenses by
       Adviser .............................................          1.11%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser .............................................          5.11%
     After reimbursement and/or waiver of expenses by
       Adviser .............................................          5.32%
   Portfolio Turnover ......................................         43.14%

----------
(a) ABN AMRO Real Estate Fund - Class I commenced investment operations on September 20, 2005.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 99

ABN AMRO FUNDS
--------------

VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR          YEAR          YEAR           YEAR          YEAR
                                                               ENDED         ENDED         ENDED          ENDED         ENDED
                                                              10/31/05      10/31/04      10/31/03       10/31/02      10/31/01
                                                             ---------     ---------     ---------      ---------     ---------
Net Asset Value, Beginning of Period .....................   $    6.78     $    7.18     $    4.89      $    7.57     $    8.93
                                                             ---------     ---------     ---------      ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) ........................       (0.11)        (0.10)        (0.05)         (0.08)         0.02
     Net realized and unrealized gain (loss) on
       investments .......................................        0.44         (0.30)         2.34          (2.60)        (1.32)
                                                             ---------     ---------     ---------      ---------     ---------
       Total from investment operations ..................        0.33         (0.40)         2.29          (2.68)        (1.30)
                                                             ---------     ---------     ---------      ---------     ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment
       income ............................................          --            --            --             --         (0.06)
                                                             ---------     ---------     ---------      ---------     ---------
       Total distributions ...............................          --            --            --             --         (0.06)
                                                             ---------     ---------     ---------      ---------     ---------
Net increase (decrease) in net asset value ...............        0.33         (0.40)         2.29          (2.68)        (1.36)
                                                             ---------     ---------     ---------      ---------     ---------
Net Asset Value, End of Period ...........................   $    7.11     $    6.78     $    7.18      $    4.89     $    7.57
                                                             =========     =========     =========      =========     =========
TOTAL RETURN .............................................        4.71%        (5.43)%       46.83%        (35.40)%      (14.49)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..................   $   4,554     $   7,135     $   4,314      $   2,206     $   2,566
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser ...........................................        2.89%         2.38%         4.65%          3.70%         3.88%
     After reimbursement and/or waiver of expenses by
       Adviser ...........................................        1.60%         1.60%         1.57%(a)       1.50%         1.50%
   Ratios of net investment income (loss) to average net
     assets:
     Before reimbursement and/or waiver of expenses by
       Adviser ...........................................       (2.59)%       (2.21)%       (4.42)%        (3.50)%       (2.13)%
     After reimbursement and/or waiver of expenses by
       Adviser ...........................................       (1.30)%       (1.43)%       (1.34)%        (1.30)%        0.25%
   Portfolio Turnover ....................................      236.92%       251.03%       492.93%        496.86%       481.21%

----------
(a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.50% to 1.60% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 100

ABN AMRO FUNDS
--------------

BALANCED FUND - CLASS N                                         OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR          YEAR          YEAR         YEAR          YEAR
                                                               ENDED         ENDED         ENDED        ENDED         ENDED
                                                              10/31/05      10/31/04      10/31/03     10/31/02      10/31/01
                                                             ---------     ---------     ---------    ---------     ---------
Net Asset Value, Beginning of Period ......................  $   11.32     $   11.07     $   10.10    $   10.77     $   14.23
                                                             ---------     ---------     ---------    ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) .............................       0.16          0.14          0.13         0.19          0.26
     Net realized and unrealized gain (loss)
       on investments(a) ..................................       0.20          0.27          0.99        (0.64)        (2.09)
                                                             ---------     ---------     ---------    ---------     ---------
       Total from investment operations ...................       0.36          0.41          1.12        (0.45)        (1.83)
                                                             ---------     ---------     ---------    ---------     ---------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income ..................................      (0.19)        (0.16)        (0.15)       (0.20)        (0.27)
     Distributions from net realized gain on
       investments ........................................      (0.65)           --            --        (0.02)        (1.36)
                                                             ---------     ---------     ---------    ---------     ---------
       Total distributions ................................      (0.84)        (0.16)        (0.15)       (0.22)        (1.63)
                                                             ---------     ---------     ---------    ---------     ---------
Net increase (decrease) in net asset value ................      (0.48)         0.25          0.97        (0.67)        (3.46)
                                                             ---------     ---------     ---------    ---------     ---------
Net Asset Value, End of Period ............................  $   10.84     $   11.32     $   11.07    $   10.10     $   10.77
                                                             =========     =========     =========    =========     =========
TOTAL RETURN ..............................................       3.20%         3.73%        11.23%       (4.33)%      (13.41)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...................  $ 173,051     $ 230,244     $ 320,108    $ 300,830     $ 342,520
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ................................       1.09%         1.07%         1.07%        1.07%         1.07%
     After reimbursement and/or waiver of expenses
       by Adviser .........................................       1.09%         1.07%         1.07%        1.07%         1.07%
   Ratios of net investment income to average net
       assets:
     Before reimbursement and/or waiver of expenses by
       Adviser(a) .........................................       1.53%         1.20%         1.30%        1.78%         2.10%
     After reimbursement and/or waiver of expenses by
       Adviser(a) .........................................       1.53%         1.20%         1.30%        1.78%         2.10%
   Portfolio Turnover .....................................      28.76%        28.32%        47.90%       47.27%        35.25%

----------
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.07)% and (0.07)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 101

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                YEAR          YEAR          YEAR         YEAR          YEAR
                                                               ENDED         ENDED         ENDED        ENDED         ENDED
                                                              10/31/05      10/31/04      10/31/03     10/31/02      10/31/01
                                                             ---------     ---------     ---------    ---------     ---------
Net Asset Value, Beginning of Period .....................   $   15.81     $   15.57     $   14.82    $   16.49     $   18.61
                                                             ---------     ---------     ---------    ---------     ---------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ............................        0.17(b)       0.19(b)       0.21         0.29          0.36
     Net realized and unrealized gain (loss) on
       investments(a) ....................................        0.67(b)       0.30(b)       0.78        (1.66)        (1.50)
                                                             ---------     ---------     ---------    ---------     ---------
       Total from investment operations ..................        0.84          0.49          0.99        (1.37)        (1.14)

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment
       income ............................................       (0.24)        (0.25)        (0.24)       (0.30)        (0.36)
     Distributions from net realized gain on
       investments .......................................          --            --            --           --         (0.62)
                                                             ---------     ---------     ---------    ---------     ---------
       Total distributions ...............................       (0.24)        (0.25)        (0.24)       (0.30)        (0.98)
                                                             ---------     ---------     ---------    ---------     ---------
Net increase (decrease) in net asset value ...............        0.60          0.24          0.75        (1.67)        (2.12)
                                                             ---------     ---------     ---------    ---------     ---------
Net Asset Value, End of Period ...........................   $   16.41     $   15.81     $   15.57    $   14.82     $   16.49
                                                             =========     =========     =========    =========     =========
TOTAL RETURN .............................................        5.27%         3.15%         6.79%       (8.42)%       (6.34)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..................   $  48,759     $  93,935     $ 105,669    $  82,126     $ 126,690
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser ...........................................        1.16%         1.13%         1.15%        1.14%         1.12%
     After reimbursement and/or waiver of expenses by
       Adviser ...........................................        1.16%         1.13%         1.15%        1.14%         1.12%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by
       Adviser(a) ........................................        1.04%         1.18%         1.43%        1.74%         1.99%
     After reimbursement and/or waiver of expenses by
       Adviser(a) ........................................        1.04%         1.18%         1.43%        1.74%         1.99%
   Portfolio Turnover ....................................       33.43%        35.90%        41.18%       32.87%        44.80%

----------
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
(b) The selected per share data was calculated using the weighed average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 102

ABN AMRO FUNDS
--------------

MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                          YEAR          YEAR         YEAR        YEAR           YEAR
                                                         ENDED         ENDED        ENDED       ENDED           ENDED
                                                       10/31/05       10/31/04     10/31/03    10/31/02       10/31/01
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, Beginning of Period ............      $   15.81     $   15.57    $   14.82    $   16.49     $     18.62
                                                       ---------     ---------    ---------    ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ...................           0.21(b)       0.23(b)      0.25         0.32            0.38
     Net realized and unrealized gain
       (loss) on investments(a) .................           0.66(b)       0.30(b)      0.78        (1.64)          (1.49)
                                                       ---------     ---------    ---------    ---------     -----------
       Total from investment operations .........           0.87          0.53         1.03        (1.32)          (1.11)
                                                       ---------     ---------    ---------    ---------     -----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
      investment income .........................          (0.29)        (0.29)       (0.28)       (0.35)          (0.40)
     Distributions from net realized
       gain on investments ......................             --            --           --           --           (0.62)
                                                       ---------     ---------    ---------    ---------     -----------
         Total distributions ....................          (0.29)        (0.29)       (0.28)       (0.35)          (1.02)
                                                       ---------     ---------    ---------    ---------     -----------
Net increase (decrease) in net asset value ......           0.58          0.24         0.75        (1.67)          (2.13)
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, End of Period ..................      $   16.39     $   15.81    $   15.57    $   14.82     $     16.49
                                                       =========     =========    =========    =========     ===========
TOTAL RETURN ....................................           5.50%         3.41%        7.06%       (8.18)%         (6.13)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........      $  19,609     $  79,936    $ 141,031    $ 133,379     $   179,688
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ......................           0.91%         0.87%        0.89%        0.87%           0.87%
     After reimbursement and/or waiver of
       expenses by Adviser ......................           0.91%         0.87%        0.89%        0.87%           0.87%
   Ratios of net investment income to
     average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser(a) ...................           1.29%         1.44%        1.69%        2.01%           2.25%
     After reimbursement and/or waiver of
       expenses by Adviser(a) ...................           1.29%         1.44%        1.69%        2.01%           2.25%
   Portfolio Turnover ...........................          33.43%        35.90%       41.18%       32.87%          44.80%

----------
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.02), $0.02, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
(b) The selected per share data was calculated using the weighed average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 103

ABN AMRO FUNDS
--------------

BOND FUND - CLASS N                                             OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR         YEAR          YEAR         YEAR          YEAR
                                                         ENDED        ENDED         ENDED        ENDED         ENDED
                                                       10/31/05      10/31/04     10/31/03     10/31/02      10/31/01
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, Beginning of Period ............      $   10.13     $   10.07    $   10.06    $   10.34     $      9.73
                                                       ---------     ---------    ---------    ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ...................           0.42(b)       0.43         0.39         0.51            0.61
     Net realized and unrealized
       gain (loss) on investments(a) ............          (0.38)(b)      0.13         0.07        (0.24)           0.62
                                                       ---------     ---------    ---------    ---------     -----------
       Total from investment operations .........           0.04          0.56         0.46         0.27            1.23
                                                       ---------     ---------    ---------    ---------     -----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income .......................          (0.48)        (0.50)       (0.45)       (0.55)          (0.62)
                                                       ---------     ---------    ---------    ---------     -----------
       Total distributions ......................          (0.48)        (0.50)       (0.45)       (0.55)          (0.62)
                                                       ---------     ---------    ---------    ---------     -----------
Net increase (decrease) in net asset value ......          (0.44)         0.06         0.01        (0.28)           0.61
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, End of Period ..................      $    9.69     $   10.13    $   10.07    $   10.06     $     10.34
                                                       =========     =========    =========    =========     ===========
TOTAL RETURN ....................................           0.40%         5.66%        4.58%        2.80%          13.09%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........      $ 138,807     $ 154,079    $ 202,021    $ 229,676     $   369,597
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser ......................           0.95%         0.92%        0.92%        0.92%           0.96%
     After reimbursement and/or waiver of
       expenses by Adviser ......................           0.74%         0.74%        0.74%        0.74%           0.74%
   Ratios of net investment income to average
     net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser(a) ...................           3.98%         4.08%        3.69%        4.87%           5.90%
     After reimbursement and/or waiver of
       expenses by Adviser(a) ...................           4.19%         4.26%        3.87%        5.05%           6.12%
   Portfolio Turnover ...........................          41.33%        46.80%      126.94%       77.19%          61.78%

----------
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.23)% and (0.23)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 104

ABN AMRO FUNDS
--------------

BOND FUND - CLASS I                                             OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                         YEAR           YEAR        YEAR         YEAR          YEAR
                                                         ENDED          ENDED       ENDED        ENDED         ENDED
                                                       10/31/05       10/31/04    10/31/03     10/31/02      10/31/01
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, Beginning of Period ............      $   10.13     $   10.07    $   10.06    $   10.34     $      9.73
                                                       ---------     ---------    ---------    ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(a) ...................           0.44(b)       0.45         0.41         0.56            0.64
     Net realized and unrealized gain (loss)
       on investments(a) ........................          (0.37)(b)      0.13         0.07        (0.26)           0.62
                                                       ---------     ---------    ---------    ---------     -----------
       Total from investment operations .........           0.07          0.58         0.48         0.30            1.26
                                                       ---------     ---------    ---------    ---------     -----------

   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
       investment income ........................          (0.51)        (0.52)       (0.47)       (0.58)          (0.65)
                                                       ---------     ---------    ---------    ---------     -----------
       Total distributions ......................          (0.51)        (0.52)       (0.47)       (0.58)          (0.65)
                                                       ---------     ---------    ---------    ---------     -----------
Net increase (decrease) in net asset value ......          (0.44)         0.06         0.01        (0.28)           0.61
                                                       ---------     ---------    ---------    ---------     -----------
Net Asset Value, End of Period ..................      $    9.69     $   10.13    $   10.07    $   10.06     $     10.34
                                                       =========     =========    =========    =========     ===========
Total Return ....................................           0.65%         5.93%        4.85%        3.07%          13.36%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........      $  72,876     $ 278,712    $ 300,363    $ 262,924     $    79,444
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...................           0.70%         0.67%        0.67%        0.67%           0.71%
     After reimbursement and/or waiver
       of expenses by Adviser ...................           0.49%         0.49%        0.49%        0.49%           0.49%
   Ratios of net investment income to
     average net assets:
     Before reimbursement and/or waiver of
       expenses by Adviser(a) ...................           4.23%         4.34%        3.94%        5.12%           6.15%
     After reimbursement and/or waiver of
       expenses by Adviser(a) ...................           4.44%         4.52%        4.12%        5.30%           6.37%
   Portfolio Turnover ...........................          41.33%        46.80%      126.94%       77.19%          61.78%

----------
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.23)% and (0.23)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 105

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND - CLASS N                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR         YEAR          PERIOD
                                                                                    ENDED        ENDED         ENDED
                                                                                  10/31/05     10/31/04      10/31/03(a)
                                                                                  ---------    ---------     -----------
Net Asset Value, Beginning of Period .........................................    $    9.49    $    9.82     $     10.08
                                                                                  ---------    ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................................................         0.31         0.31(b)         0.10(b)
     Net realized and unrealized gain (loss) on investments ..................        (0.29)        0.02(b)        (0.23)(b)
                                                                                  ---------    ---------     -----------
       Total from investment operations ......................................         0.02         0.33           (0.13)
                                                                                  ---------    ---------     -----------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net investment income ...............        (0.37)       (0.38)          (0.13)
     Distributions from net realized gain on investments .....................           --        (0.28)             --
                                                                                  ---------    ---------     -----------
       Total distributions ...................................................        (0.37)       (0.66)          (0.13)
                                                                                  ---------    ---------     -----------
Net decrease in net asset value ..............................................        (0.35)       (0.33)          (0.26)
                                                                                  ---------    ---------     -----------
Net Asset Value, End of Period ...............................................    $    9.14    $    9.49     $      9.82
                                                                                  =========    =========     ===========
TOTAL RETURN .................................................................         0.21%        3.51%          (1.24)%(c)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......................................    $   3,632    $   1,557     $       257
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ...............         1.10%        1.13%(d)        1.18%
     After reimbursement and/or waiver of expenses by Adviser ................         0.89%        0.89%(d)        0.89%
   Ratios of net investment income to average net assets:
     Before reimbursement and/or waiver of expenses by Adviser ...............         3.21%        2.98%           2.58%
     After reimbursement and/or waiver of expenses by Adviser ................         3.42%        3.22%           2.87%
   Portfolio Turnover ........................................................        38.87%       53.67%         105.35%

----------
(a) ABN AMRO Investment Grade Bond Fund - Class N commenced operations on June 30, 2003.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.
(d) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 106

ABN AMRO FUNDS
--------------

INVESTMENT GRADE BOND FUND - CLASS I(a)                         OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  YEAR        YEAR          YEAR        SIX MONTHS       YEAR      YEAR
                                                  ENDED       ENDED         ENDED          ENDED         ENDED     ENDED
                                                10/31/05    10/31/04      10/31/03       10/31/02       4/30/02   4/30/01
                                                --------    --------      --------      ----------      -------   -------
Net Asset Value, Beginning of Period .........  $   9.49    $   9.82      $  10.33      $     9.96      $  9.88   $  9.54
                                                --------    --------      --------      ----------      -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..................      0.33        0.33(b)       0.34(b)         0.24         0.54      0.57
      Net realized and unrealized gain
         (loss) on investments ...............     (0.29)       0.02(b)      (0.10)(b)        0.41         0.08      0.34
                                                --------    --------      --------      ----------      -------   -------
         Total from investment operations ....      0.04        0.35          0.24            0.65         0.62      0.91
                                                --------    --------      --------      ----------      -------   -------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ............     (0.39)      (0.40)        (0.44)          (0.28)       (0.54)    (0.57)
      Distributions from net
         realized gain on investments ........        --       (0.28)        (0.31)             --           --        --
                                                --------    --------      --------      ----------      -------   -------
         Total distributions .................     (0.39)      (0.68)        (0.75)          (0.28)       (0.54)    (0.57)
                                                --------    --------      --------      ----------      -------   -------
Net increase (decrease) in net asset value ...     (0.35)      (0.33)        (0.51)           0.37         0.08      0.34
                                                --------    --------      --------      ----------      -------   -------
Net Asset Value, End of Period ...............  $   9.14    $   9.49      $   9.82      $    10.33      $  9.96   $  9.88
                                                ========    ========      ========      ==========      =======   =======
TOTAL RETURN .................................      0.45%       3.75%         2.47%           6.60%(c)     6.38%     9.76%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ......  $ 32,405    $ 40,996      $ 48,773      $   54,748      $83,142   $90,771
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ..............      0.85%       0.88%(d)      0.93%           1.06%        1.05%     1.05%
      After reimbursement and/or waiver
         of expenses by Adviser ..............      0.64%       0.64%(d)      0.64%           0.65%        0.60%     0.60%
   Ratios of net investment income
      to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser ..............      3.46%       3.23%         3.14%           4.11%        4.93%     5.39%
      After reimbursement and/or waiver
         of expenses by Adviser ..............      3.67%       3.47%         3.43%           4.52%        5.38%     5.84%
   Portfolio Turnover ........................     38.87%      53.67%       105.35%          80.49%(c)    17.00%    28.00%

----------
(a) Prior to June 17, 2002, the ABN AMRO Investment Grade Bond Fund was known as Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class.
(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(c)   Not Annualized.
(d) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 107

ABN AMRO FUNDS
--------------

HIGH YIELD BOND FUND - CLASS N AND CLASS I                      OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             CLASS N                                CLASS I
                                                ---------------------------------      ---------------------------------
                                                  YEAR      YEAR        PERIOD           YEAR       YEAR       PERIOD
                                                  ENDED     ENDED       ENDED            ENDED      ENDED      ENDED
                                                10/31/05   10/31/04   10/31/03(a)      10/31/05   10/31/04   10/31/03(a)
                                                --------   --------   -----------      --------   --------   -----------
Net Asset Value, Beginning of Period ........   $  10.44   $  10.15   $     10.00      $  10.44   $  10.15   $     10.00
                                                --------   --------   -----------      --------   --------   -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................       0.67       0.66          0.18          0.69       0.69          0.19
      Net realized and unrealized
         gain (loss) on investments .........      (0.37)      0.35          0.17         (0.37)      0.35          0.17
                                                --------   --------   -----------      --------   --------   -----------
         Total from investment operations ...       0.30       1.01          0.35          0.32       1.04          0.36
                                                --------   --------   -----------      --------   --------   -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..............      (0.73)     (0.72)        (0.20)        (0.75)     (0.75)        (0.21)
      Distribution from net realized gain
         on investments .....................      (0.06)        --            --         (0.06)        --            --
                                                --------   --------   -----------      --------   --------   -----------
         Total distributions ................      (0.79)     (0.72)        (0.20)        (0.81)     (0.75)        (0.21)
                                                --------   --------   -----------      --------   --------   -----------
Net increase (decrease) in net asset value ..      (0.49)      0.29          0.15         (0.49)      0.29          0.15
                                                --------   --------   -----------      --------   --------   -----------
Net Asset Value, End of Period ..............   $   9.95   $  10.44   $     10.15      $   9.95   $  10.44   $     10.15
                                                ========   ========   ===========      ========   ========   ===========
Total Return ................................       2.88%     10.26%         3.67%(b)      3.14%     10.54%         3.76%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $ 11,019   $ 10,937   $    10,425      $ 10,092   $ 10,575   $    10,282
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............       1.31%      1.26%         1.25%         1.06%      1.01%         1.00%
      After reimbursement and/or waiver
         of expenses by Adviser .............       0.80%      0.80%         0.80%         0.55%      0.55%         0.55%
   Ratios of net investment income to
      average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ......       5.96%      5.96%         4.99%         6.21%      6.21%         5.24%
      After reimbursement and/or
         waiver of expenses by Adviser ......       6.47%      6.42%         5.44%         6.72%      6.67%         5.69%
   Portfolio Turnover .......................      54.27%     62.66%        16.23%(b)     54.27%     62.66%        16.23%(b)

----------
(a) ABN AMRO High Yield Bond Fund - Class N and Class I commenced investment operations on June 30, 2003.
(b)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 108

ABN AMRO FUNDS
--------------

MUNICIPAL BOND FUND - CLASS N                                   OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                        YEAR        YEAR        YEAR         YEAR         YEAR
                                                                        ENDED       ENDED       ENDED        ENDED       ENDED
                                                                      10/31/05    10/31/04    10/31/03     10/31/02     10/31/01
                                                                     ----------  ----------  ----------   ----------   ---------
Net Asset Value, Beginning of Period ..............................  $    10.56  $    10.65  $    10.56   $    10.43   $    9.92
                                                                     ----------  ----------  ----------   ----------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................        0.34        0.34        0.37         0.41        0.47
      Net realized and unrealized gain (loss) on investments ......       (0.28)       0.06        0.09         0.13        0.51
                                                                     ----------  ----------  ----------   ----------   ---------
        Total from investment operations ..........................        0.06        0.40        0.46         0.54        0.98
                                                                     ----------  ----------  ----------   ----------   ---------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ...       (0.34)      (0.34)      (0.37)       (0.41)      (0.47)
      Distributions from net realized gain on investments .........       (0.03)      (0.15)         --           --          --
                                                                     ----------  ----------  ----------   ----------   ---------
        Total distributions .......................................       (0.37)      (0.49)      (0.37)       (0.41)      (0.47)
                                                                     ----------  ----------  ----------   ----------   ---------
Net increase (decrease) in net asset value ........................       (0.31)      (0.09)       0.09         0.13        0.51
                                                                     ----------  ----------  ----------   ----------   ---------
Net Asset Value, End of Period ....................................  $    10.25  $    10.56  $    10.65   $    10.56   $   10.43
                                                                     ==========  ==========  ==========   ==========   =========
TOTAL RETURN ......................................................        0.58%       3.85%       4.45%        5.32%      10.09%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................  $   69,070  $   61,073  $   48,047   $   54,264   $  48,222
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...        1.02%       0.96%       0.90%        0.81%       1.06%
      After reimbursement and/or waiver of expenses by Adviser ....        0.50%       0.50%       0.50%        0.50%       0.18%(a)
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...        2.75%       2.76%       3.10%        3.62%       3.67%
      After reimbursement and/or waiver of expenses by Adviser ....        3.27%       3.22%       3.50%        3.93%       4.55%
   Portfolio Turnover .............................................       13.53%      54.77%      59.47%       53.17%      60.10%

----------
(a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 0.10% to 0.50% on September 24, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 109

ABN AMRO FUNDS
--------------

INVESTOR MONEY MARKET FUND - CLASS N                            OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         YEAR         YEAR         YEAR         YEAR         YEAR
                                                                         ENDED        ENDED        ENDED        ENDED       ENDED
                                                                       10/31/05     10/31/04     10/31/03     10/31/02     10/31/01
                                                                      ----------   ----------   ----------   ----------   ---------
Net Asset Value, Beginning of Period ..............................   $     1.00   $     1.00   $     1.00   $     1.00   $    1.00
                                                                      ----------   ----------   ----------   ----------   ---------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .......................................         0.02         0.01         0.01         0.01        0.04
                                                                      ----------   ----------   ----------   ----------   ---------
      Less distributions from net investment income ...............        (0.02)       (0.01)       (0.01)       (0.01)      (0.04)
                                                                      ----------   ----------   ----------   ----------   ---------
Net Asset Value, End of Period ....................................   $     1.00   $     1.00   $     1.00   $     1.00   $    1.00
                                                                      ==========   ==========   ==========   ==========   =========
TOTAL RETURN ......................................................         2.36%        0.71%        0.78%        1.37%       4.40%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................   $  117,039   $  219,891   $  236,811   $  340,537   $ 484,148
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...         0.55%        0.53%        0.51%        0.52%       0.51%
      After reimbursement and/or waiver of expenses by Adviser ....         0.55%        0.53%        0.51%        0.52%       0.51%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ...         2.19%        0.71%        0.78%        1.39%       4.24%
      After reimbursement and/or waiver of expenses by Adviser ....         2.19%        0.71%        0.78%        1.39%       4.24%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 110

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: The ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 27 separate portfolios.

The following portfolios of the Trust are included in these financial statements: ABN AMRO/River Road Dynamic Equity Income Fund (the "River Road Dynamic Equity Income Fund"), ABN AMRO Growth Fund (the "Growth Fund"), ABN AMRO/Montag & Caldwell Growth Fund (the "M&C Growth Fund"), ABN AMRO/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund"), ABN AMRO Value Fund (the "Value Fund"), ABN AMRO/Veredus Select Growth Fund (the "Veredus Select Growth Fund"), ABN AMRO Mid Cap Fund (the "Mid Cap Fund"), ABN AMRO/River Road Small Cap Value Fund (the "River Road Small Cap Value Fund"), ABN AMRO/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund"), ABN AMRO/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund"), ABN AMRO Real Estate Fund (the "Real Estate Fund"), ABN AMRO/Veredus SciTech Fund (the "Veredus SciTech Fund"), ABN AMRO Balanced Fund (the "Balanced Fund"), ABN AMRO/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), ABN AMRO Bond Fund (the "Bond Fund"), ABN AMRO Investment Grade Bond (the "Investment Grade Bond Fund"), ABN AMRO High Yield Bond (the "High Yield Bond Fund"), ABN AMRO Municipal Bond Fund (the "Municipal Bond Fund") and ABN AMRO Investor Money Market Fund (the "Investor Money Market Fund") (each a "Fund" and collectively, the "Funds").

Effective October 28, 2005, the Growth Fund closed its Class C Shares and is now authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). M&C Growth Fund is also authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Value Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Balanced Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). River Road Dynamic Equity Income Fund, TAMRO Large Cap Value Fund, Veredus Select Growth Fund, River Road Small Cap Value Fund, Veredus SciTech Fund, Municipal Bond Fund and Investor Money Market Fund are each authorized to issue one class of shares (N Shares). Currently Balanced Fund offers only Class N Shares. Each class of shares are substantially the same except that (i) Class C Shares were subject to a contingent deferred sales charge ("CDSC") of up to 1.00%, which was imposed upon the sale of Class C Shares within 18 months of their purchase, and (ii) certain classes of shares bear class specific expenses, which include distribution fees, shareholder servicing fees and sub-transfer agent fees.

The investment objectives of the Funds are as follows:

--------------------------------------------------------------------------------
RIVER ROAD DYNAMIC         High current income and, secondarily, long-term
  EQUITY INCOME FUND       capital appreciation.
--------------------------------------------------------------------------------
GROWTH FUND                Long-term total return through a combination of
                           capital appreciation and current income by investing
                           primarily in a combination of stocks and bonds.
--------------------------------------------------------------------------------
M&C GROWTH FUND            Long-term capital appreciation and, secondarily,
                           current income, by investing primarily in common
                           stocks and convertible securities.
--------------------------------------------------------------------------------
TAMRO LARGE                Long-term capital appreciation.
  CAP VALUE FUND
--------------------------------------------------------------------------------
VALUE FUND                 Total return through long-term capital
                           appreciation and current income.
--------------------------------------------------------------------------------
VEREDUS SELECT             Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
MID CAP FUND               Long-term total return through capital appreciation
                           by investing primarily in common and preferred
                           stocks and convertible securities.
--------------------------------------------------------------------------------
RIVER ROAD SMALL           Long-term capital appreciation.
  CAP VALUE FUND
--------------------------------------------------------------------------------
TAMRO SMALL                Long-term capital appreciation.
  CAP FUND
--------------------------------------------------------------------------------
VEREDUS AGGRESSIVE         Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
REAL ESTATE FUND           Total return through a combination of growth and
                           income.
--------------------------------------------------------------------------------
VEREDUS SCITECH FUND       Long-term capital appreciation.
--------------------------------------------------------------------------------
BALANCED FUND              Growth of capital with current income by investing
                           in a combination of equity and fixed income
                           securities.
--------------------------------------------------------------------------------
M&C BALANCED FUND          Long-term total return.
--------------------------------------------------------------------------------
BOND FUND                  High current income consistent with prudent risk
                           of capital.
--------------------------------------------------------------------------------
INVESTMENT GRADE           Total return.
  BOND FUND
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND       Interest income and capital appreciation.
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND        High level of current interest income exempt from
                           federal income tax consistent with preservation of
                           capital by investing primarily in intermediate-term
                           municipal securities.
--------------------------------------------------------------------------------
INVESTOR MONEY             High level of current interest income as is
  MARKET FUND              consistent with maintaining liquidity and
                           stability of principal.
--------------------------------------------------------------------------------

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently


                                                                           | 111

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities, closed-end funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable. Investments in money market funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain significant events occur and the Adviser does not believe the last sale is an appropriate estimate of fair value. For Investor Money Market Fund, all securities are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2005, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: Balanced Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund and Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The  Funds  previously  listed  may  also  invest  in  collateralized   mortgage
obligations (CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is


| 112

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ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Premiums and discounts are amortized or accreted on a straight-line method for the Investor Money Market Fund and effective yield on fixed income securities on all other Funds. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. US ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(7) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2005, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                               2008           2009           2010           2011           2012           2013            TOTAL
                           ------------   ------------   ------------   ------------   ------------   ------------   --------------
River Road Dynamic
   Equity Income Fund ..   $         --   $         --   $         --   $         --   $         --   $     66,456   $       66,456
Growth Fund ............     21,124,514     15,732,773             --             --             --             --       36,857,287
M&C Growth Fund ........             --             --     89,830,701     72,782,075             --             --      162,612,776
TAMRO Large
   Cap Value Fund ......             --             --        384,072             --             --             --          384,072
River Road Small
   Cap Value Fund ......             --             --             --             --             --         43,156           43,156
TAMRO Small
   Cap Fund ............             --             --             --             --             --        798,720          798,720
Veredus Aggressive
   Growth Fund .........             --             --     77,200,018             --             --             --       77,200,018
Veredus SciTech Fund ...             --        545,680      1,041,291             --        390,520          8,062        1,985,553
M&C Balanced Fund ......             --             --     10,278,507      2,978,228             --             --       13,256,735
Bond Fund ..............             --             --      2,004,521             --        139,950             --        2,144,471
Investment
   Grade Bond Fund .....             --             --             --             --         75,141        350,840          425,981
High Yield Bond Fund ...             --             --             --             --             --         32,155           32,155


                                                                           | 113

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(8) MULTI-CLASS OPERATIONS: With respect to Growth Fund, M&C Growth Fund, Value Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund, each class offered by these Funds has equal rights as to assets. Income, fund level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees, shareholder servicing fees and sub-transfer agent fees. As of October 28, 2005, Class C Shares of the Growth Fund were closed. Therefore, after that date, there were no longer any shareholder servicing fees.

(9) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(10) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dynamic Equity Income Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are distributed at least annually.

Growth Fund, M&C Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Mid Cap Fund, River Road Small Cap Value Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth, Real Estate Fund, Veredus SciTech Fund, Balanced Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are distributed at least annually.

Municipal Bond Fund and Investor Money Market Fund declare dividends daily, which are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Net realized gains, if any, are distributed at least annually. Differences in dividends per share between classes of Growth Fund, M&C Growth Fund, Value Fund, Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, M&C Balanced Fund, Bond Fund, Investment Grade Bond Fund and High Yield Bond Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.

                                   ACCUMULATED       ACCUMULATED
                                  UNDISTRIBUTED     NET REALIZED
                                INVESTMENT INCOME    GAIN/LOSS     PAID IN CAPITAL
                                -----------------   ------------   ---------------
RiverRoad Dynamic
   Equity Income Fund .......     $     (2,874)     $      2,874    $         --
Growth Fund .................               --       (17,337,589)     17,337,589
Value Fund ..................            3,028                --          (3,028)
Veredus Select Growth Fund ..           26,501                --         (26,501)
Mid Cap Fund ................          304,151          (304,151)             --
River Road Small
   Cap Value Fund ...........              868                --            (868)
TAMRO Small Cap Fund ........          690,022           185,731        (875,753)
Veredus Aggressive
   Growth Fund ..............        7,051,595                --      (7,051,595)
Real Estate Fund ............       (1,318,351)        1,318,351              --
Veredus SciTech Fund ........           70,987                --         (70,987)
Balanced Fund ...............          313,002          (313,002)             --
M&C Balanced Fund ...........          444,888          (444,888)             --
Bond Fund ...................        2,172,931        (2,172,931)             --
Investment Grade Bond Fund ..          141,460          (141,460)             --
High Yield Bond Fund ........           99,275           (97,226)         (2,049)

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during 2005 and 2004 was as follows:


| 114

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

                                       DISTRIBUTIONS PAID IN 2005                    DISTRIBUTIONS PAID IN 2004
                              --------------------------------------------   -----------------------------------------
                              TAX-EXEMPT                       LONG-TERM     TAX-EXEMPT     ORDINARY       LONG-TERM
                                INCOME     ORDINARY INCOME   CAPITAL GAINS     INCOME        INCOME      CAPITAL GAINS
                              ----------   ---------------   -------------   ----------   ------------   -------------
River Road Dynamic
   Equity Income Fund ....    $       --    $     52,394     $          --   $       --   $         --   $          --
Growth Fund ..............            --       3,719,656                --           --             --              --
M&C Growth Fund ..........            --      12,223,076                --           --     11,590,131              --
TAMRO Large Cap
   Value Fund ............            --         140,652                --           --         66,473              --
Value Fund ...............            --       3,689,930                             --      2,785,108              --
Mid Cap Fund .............            --              --        14,115,486           --             --         655,679
TAMRO Small Cap Fund .....            --       2,319,448         5,771,631           --      4,876,999       4,162,512
Real Estate Fund .........            --       1,534,870         3,025,541           --      1,354,833         504,832
Balanced Fund ............            --       3,673,528        13,121,235           --      3,970,998              --
M&C Balanced Fund ........            --       2,019,046                --           --      3,905,283              --
Bond Fund ................            --      13,742,768                --           --     22,589,575              --
Investment Grade Bond
   Fund ..................            --       1,638,810                --           --      1,971,123       1,396,278
High Yield Bond Fund .....            --       1,634,987            22,832           --      1,521,775              --
Municipal Bond Fund ......     2,148,332              --           182,140    1,768,670        250,780         438,383
Investor Money Market Fund            --       3,456,889                --           --      1,539,649              --

      As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                  CAPITAL LOSS    UNDISTRIBUTED      UNDISTRIBUTED     UNDISTRIBUTED      UNREALIZED
                                  CARRYFORWARD   ORDINARY INCOME   TAX-EXEMPT INCOME   LONG-TERM GAIN    APPRECIATION
                                 --------------  ---------------   -----------------   --------------   --------------
River Road Dynamic
   Equity Income Fund ........         (66,456)   $      10,077       $       --       $          --    $     (31,113)
Growth Fund ..................     (36,857,287)         420,504               --          60,279,416      132,512,224
M&C Growth Fund ..............    (162,612,776)       2,223,545               --                  --      294,595,025
TAMRO Large Cap Value Fund ...        (384,072)          13,184               --                  --        2,567,125
Value Fund ...................              --          152,145               --           4,572,940       40,687,599
Veredus Select Growth Fund ...              --               --               --              19,194          310,762
Mid Cap Fund .................              --        2,977,006               --          21,008,910       32,140,228
River Road Small Cap Value
   Fund ......................         (43,156)              --               --                  --           84,024
TAMRO Small Cap Fund .........        (798,720)              --               --                  --       21,120,967
Veredus Aggressive Growth
   Fund ......................     (77,200,018)              --               --                  --      120,555,280
Real Estate Fund .............              --          506,385               --           9,478,709       21,282,734
Veredus SciTech Fund .........      (1,985,553)              --               --                  --          485,650
Balanced Fund ................              --          299,170               --           8,737,518       17,802,418
M&C Balanced Fund ............     (13,256,735)         117,517               --                  --        3,831,300
Bond Fund ....................      (2,144,471)         165,769               --                  --       (4,367,667)
Investment Grade Bond Fund ...        (425,981)          75,095               --                  --       (1,015,988)
High Yield Bond Fund .........         (32,155)         125,670               --                  --           57,683
Municipal Bond Fund ..........              --           50,542           75,158             101,515          777,411
Investor Money Market Fund ...              --          223,229               --                  --               --

Note (D) Shares of Beneficial Interest: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2005, ABN AMRO Asset Management Holdings, Inc. owned 495,136 shares of River Road Dynamic Equity Income Fund, Class N, 100,000 shares of Veredus Select Growth Fund, 492,973 shares of River Road Small Cap Value, Class N and 999,987 and 999,986 shares of High Yield Bond Fund, Class N and Class I, respectively. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2005

                                                                                                                 NET INCREASE
                                                   PROCEEDS FROM                                                (DECREASE) IN
                                                   REINVESTMENT                     EXCHANGED    SUBSCRIPTION       SHARES
CLASS N                               SOLD        OF DISTRIBUTIONS     REDEEMED       IN (b)        IN KIND      OUTSTANDING
---------------------------------  -----------   -----------------   ------------   ----------   ------------   -------------
River Road Dynamic
   Equity Income Fund (a) .......      537,150            220               (106)         --            --          537,264
Growth Fund (b) .................   11,103,850         90,569        (16,227,885)     16,975            --       (5,016,491)
M&C Growth Fund .................   13,383,528        104,095        (18,317,017)         --            --       (4,829,394)
TAMRO Large Cap Value Fund ......      681,239         11,210           (498,783)         --            --          193,666
Value Fund ......................    3,990,876         97,285        (17,027,981)         --            --      (12,939,820)
Veredus Select Growth ...........      938,928             --            (82,375)         --            --          856,553
Mid Cap Fund ....................   14,969,958        486,641         (8,628,945)         --            --        6,827,654
River Road Small Cap Value
  Fund (c) ......................      612,567             --                 --          --        39,003          651,570
TAMRO Small Cap Fund ............    6,749,648        461,797         (5,077,393)         --            --        2,134,052


                                                                           | 115

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--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                                                                 NET INCREASE
                                                   PROCEEDS FROM                                                (DECREASE) IN
                                                   REINVESTMENT                      EXCHANGED   SUBSCRIPTION       SHARES
CLASS N (CONTINUED)                   SOLD        OF DISTRIBUTIONS     REDEEMED       IN (b)        IN KIND      OUTSTANDING
---------------------------------  -----------   -----------------   -------------  ----------   ------------   -------------
Veredus Aggressive Growth Fund ..    9,272,640              --        (11,604,303)      --            --          (2,331,663)
Real Estate Fund ................    1,518,071         160,052         (3,274,478)      --            --          (1,596,355)
Veredus SciTech Fund ............      173,970              --           (585,267)      --            --            (411,297)
Balanced Fund ...................    8,201,094       1,527,947        (14,116,605)      --            --          (4,387,564)
M&C Balanced Fund ...............      749,234          70,245         (3,789,396)      --            --          (2,969,917)
Bond Fund .......................    4,283,628         702,258         (5,870,924)      --            --            (885,038)
Investment Grade Bond Fund ......      262,184          11,654            (40,302)      --            --             233,536
High Yield Bond Fund ............       92,033           6,169            (38,688)      --            --              59,514
Municipal Bond Fund .............    2,293,449         133,990         (1,473,151)      --            --             954,288
Investor Money Market Fund ......  536,100,236         805,231       (639,757,628)      --            --        (102,852,161)

(a) River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.
(b) Growth Fund closed its Class C Shares on October 28, 2005. Existing shareholders were exchanged into Class N Shares at the net asset value.
(c) River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

                                                                                                   NET INCREASE/
                                                   PROCEEDS FROM                                   (DECREASE) IN
                                                   REINVESTMENT                      REDEMPTION        SHARES
CLASS I                               SOLD        OF DISTRIBUTIONS     REDEEMED        IN KIND      OUTSTANDING
---------------------------------  -----------   -----------------   ------------   ------------   -------------
Growth Fund .....................    9,271,249         27,567         (4,317,572)    (1,686,980)      3,294,264
M&C Growth Fund .................   23,771,517        366,681        (51,532,551)            --     (27,394,353)
Value Fund (a) ..................   15,847,838             --               (417)            --      15,847,421
Mid Cap Fund ....................    2,187,523         41,979           (224,612)            --       2,004,890
TAMRO Small Cap Fund (b) ........      811,375             --            (81,670)            --         729,705
Veredus Aggressive Growth Fund ..    3,492,096             --         (2,061,067)            --       1,431,029
Real Estate Fund (c) ............    2,015,976             --                 --             --       2,015,976
M&C Balanced Fund ...............      429,031         52,909         (4,341,762)            --      (3,859,822)
Bond Fund .......................    1,282,257        224,964        (21,501,108)            --     (19,993,887)
Investment Grade Bond Fund ......      160,146         64,458           (995,911)            --        (771,307)
High Yield Bond Fund ............        5,266            778             (5,149)            --             895

(a)   Value Fund began issuing Class I Shares on September 20, 2005.
(b)   TAMRO Small Cap Fund began issuing Class I Shares on January 4, 2005.
(c)   Real Estate Fund began issuing Class I Shares on September 20, 2005.

                                                                                                   NET INCREASE
                                                   PROCEEDS FROM                                  (DECREASE) IN
                                                   REINVESTMENT                     REDEMPTION        SHARES
CLASS C                                SOLD       OF DISTRIBUTIONS     REDEEMED       IN KIND      OUTSTANDING
---------------------------------   ----------   -----------------   ------------   ------------   ------------
Growth Fund (a) .................      2,273            3               (2,999)       (16,975)        (17,698)

(a) Growth Fund closed its Class C Shares on October 28, 2005. Existing shareholders were exchanged into Class N Shares at the net asset value.

                                                                                      NET INCREASE/
                                                    PROCEEDS FROM                     (DECREASE) IN
                                                    REINVESTMENT                          SHARES
CLASS R                                SOLD        OF DISTRIBUTIONS     REDEEMED       OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Growth Fund .....................     36,305             48            (12,984)          23,369
M&C Growth Fund .................     10,905             23             (2,104)           8,824

YEAR ENDED OCTOBER 31, 2004

                                                                                      NET INCREASE/
                                                    PROCEEDS FROM                     (DECREASE) IN
                                                    REINVESTMENT                          SHARES
CLASS N                                SOLD        OF DISTRIBUTIONS     REDEEMED       OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Growth Fund .....................   16,573,928              --        (13,926,226)     2,647,702
M&C Growth Fund .................   15,270,005          33,576        (14,619,894)       683,687
TAMRO Large Cap Value Fund ......      930,743           5,702           (253,677)       682,768
Value Fund ......................    1,615,352          83,166         (1,169,443)       529,075
Veredus Select Growth ...........      111,075              --            (65,762)        45,313
Mid Cap Fund ....................   15,442,146          30,105         (8,144,739)     7,327,512
TAMRO Small Cap Fund ............    6,940,124         486,161         (3,900,092)     3,526,193
Veredus Aggressive Growth Fund ..   14,318,380              --        (11,189,657)     3,128,723
Real Estate Fund ................    1,585,733          75,926           (833,027)       828,632
Veredus SciTech Fund ............      932,510              --           (481,543)       450,967


| 116

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--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                                                      NET INCREASE/
                                                    PROCEEDS FROM                     (DECREASE) IN
                                                    REINVESTMENT                          SHARES
CLASS N (CONTINUED)                    SOLD        OF DISTRIBUTIONS      REDEEMED      OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Balanced Fund ...................     4,748,964        350,083         (13,677,335)    (8,578,288)
M&C Balanced Fund ...............     1,439,777        100,533          (2,384,460)      (844,150)
Bond Fund .......................     5,749,231        721,047         (11,330,619)    (4,860,341)
Investment Grade Bond Fund ......       172,695          5,098             (39,920)       137,873
High Yield Bond Fund ............        88,502          2,347             (69,650)        21,199
Municipal Bond  Fund ............     3,489,828        113,370          (2,333,261)     1,269,937
Investor Money Market Fund ......   553,871,106        254,662        (571,046,613)   (16,920,845)

                                                                                      NET INCREASE/
                                                    PROCEEDS FROM                     (DECREASE) IN
                                                    REINVESTMENT                         SHARES
CLASS I                                SOLD        OF DISTRIBUTIONS     REDEEMED       OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Growth Fund .....................     5,020,496             --          (1,516,991)     3,503,505
M&C Growth Fund .................    24,864,189        431,520         (27,463,186)    (2,167,477)
Mid Cap Fund (a) ................     1,148,786             --              (7,761)     1,141,025
Veredus Aggressive Growth Fund ..     3,961,935             --          (2,039,784)     1,922,151
M&C Balanced Fund ...............     1,380,298        141,372          (5,520,766)    (3,999,096)
Bond Fund .......................     5,764,152        259,659          (8,348,543)    (2,324,732)
Investment Grade Bond Fund ......       315,875        187,868          (1,153,673)      (649,930)
High Yield Bond Fund ............           145            465                  --            610

(a)   Mid Cap Fund began issuing Class I Shares on July 6, 2004.

                                                                                      NET INCREASE
                                                    PROCEEDS FROM                          IN
                                                    REINVESTMENT                         SHARES
CLASS C                                SOLD        OF DISTRIBUTIONS     REDEEMED       OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Growth Fund .....................     11,228             --                --            11,228

                                                                                       NET INCREASE
                                                    PROCEEDS FROM                          IN
                                                    REINVESTMENT                         SHARES
CLASS R                                SOLD        OF DISTRIBUTIONS     REDEEMED       OUTSTANDING
---------------------------------   -----------   -----------------   -------------   -------------
Growth Fund .....................      31,064             --            (10,166)          20,898
M&C Growth Fund .................      21,544             10             (5,501)          16,053

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the period ended October 31, 2005 were as follows:

                                              AGGREGATE PURCHASES                PROCEEDS FROM SALES
                                        --------------------------------   -------------------------------
                                        U.S. GOVERNMENT       OTHER        U.S. GOVERNMENT      OTHER
                                        ---------------  ---------------   ---------------  --------------
River Road Dynamic Equity
   Income Fund .......................  $           --   $     5,611,380   $           --   $      607,606
Growth Fund (a) ......................              --       446,194,832               --      420,148,440
M&C Growth Fund ......................              --     1,475,743,936               --    2,165,568,144
TAMRO Large Cap Value Fund ...........              --        10,322,444               --        7,659,321
Value Fund ...........................              --        94,063,619               --       56,594,663
Veredus Select Growth ................              --        20,507,548               --       10,754,295
Mid Cap Fund .........................              --       358,058,444               --      147,741,689
River Road Small Cap Value Fund (b) ..              --         6,193,356               --          919,395
TAMRO Small Cap Fund .................              --       124,190,434               --       85,801,409
Veredus Aggressive Growth Fund .......              --       955,303,208               --      987,961,553
Real Estate Fund .....................              --        37,570,577               --       34,679,578
Veredus SciTech Fund .................              --        12,464,139               --       16,006,514
Balanced Fund ........................      23,048,041        35,720,308       26,312,126       92,449,263
M&C Balanced Fund ....................       5,017,109        33,632,691       15,997,452      125,834,438
Bond Fund ............................      83,318,100        25,606,886      142,274,148      166,516,413
Investment Grade Bond Fund ...........       7,951,192         6,802,242        9,204,045       10,804,988
High Yield Bond Fund .................              --        11,705,785               --       11,096,210
Municipal Bond Fund ..................              --        21,960,948               --        7,958,763

(a) Growth Fund had a redemption in kind on February 22, 2005 which resulted in a redemption out of the Fund of $37,332,876 and is excluded from the proceeds from sales above. The redemption is comprised of securities and cash in the amounts of $36,651,123 and $681,753, respectively.
(b) River Road Small Cap Value Fund had a subscription in kind on September 29, 2005 which resulted in a purchase of $398,297 and is excluded from the purchases above.


                                                                           | 117

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table:

FUND NAME                             TIME PERIOD       AMOUNT               FUND NAME                 TIME PERIOD       AMOUNT
--------------------------        ------------------   ---------   ------------------------------   -----------------   --------
River Road Dynamic Equity
   Income Fund                     2% Within 7 Days    $      --   Veredus Aggressive Growth Fund   2% Within 7 Days    $ 29,260
Growth Fund                        2% Within 7 Days       10,408   Real Estate Fund                 2% Within 90 Days     14,894
M&C Growth Fund                    2% Within 7 Days       18,201   Veredus SciTech Fund             2% Within 90 Days      3,268
TAMRO Large Cap Value Fund         2% Within 7 Days           --   Balanced Fund                    2% Within 7 Days         508
Value Fund                         2% Within 7 Days           14   M&C Balanced Fund                2% Within 7 Days          60
Veredus Select Growth              2% Within 7 Days            5   Bond Fund                        2% Within 7 Days       6,307
Mid Cap Fund                       2% Within 7 Days       10,964   Investment Grade Bond Fund       2% Within 7 Days           8
River Road Small Cap Value Fund    2% Within 7 Days           --   High Yield Bond Fund             2% Within 90 Days      1,304
TAMRO  Small Cap Fund              2% Within 7 Days        5,268   Municipal  Bond Fund             2% Within 90 Days     15,649

Redemption fees are allocated back to each class based on relative net assets and have been deducted from gross redemption proceeds on the Statements of Changes in Net Assets. The Board of Trustees of the Trust approved the removal of the 2% redemption fee on Fund shares redeemed or exchanged within seven days of purchase for all of the Trust's Funds listed above with a time period of 7 days, effective January 2006. Real Estate Fund, Veredus SciTech Fund, High Yield Bond Fund and Municipal Bond Fund continue to have a 2% redemption fee on Fund shares redeemed or exchanged within 90 days of purchase.

NOTE (G) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various advisory agreements with the Funds, each Adviser provides the Funds with investment advisory services. Under terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on a specified annual rate of average daily net assets. In addition, certain Funds have an expense limitation agreement with the Adviser, which cap annual total expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets, respectively. There are no contractual expense limitations for Class R shareholders. Contractual expense limitation contracts are effective through February 28, 2007 for all Classes of the Funds. The advisory rates and contractual expense limitations for the year ended October 31, 2005 were as follows:

                                                                                                  CONTRACTUAL
                                                                                              EXPENSE LIMITATIONS
                                                                                              -------------------
                                              ADVISER                    ADVISORY FEES         CLASS N    CLASS I
                                  -------------------------------   -----------------------   --------   --------
River Road Dynamic
   Equity Income Fund             River Road Asset Management LLC            0.70%              1.30%      N/A
Growth Fund                       ABN AMRO Asset Management, Inc.            0.70%               N/A       N/A
M&C Growth Fund                       Montag & Caldwell, Inc.            0.80% on first
                                                                          $800,000,000
                                                                    0.60% over $800,000,000      N/A       N/A
TAMRO Large Cap Value Fund          TAMRO Capital Partners LLC               0.80%              1.20%      N/A
Value Fund                           ABN AMRO Asset Management               0.80%              0.94%     0.69%
                                             (USA) LLC
Veredus Select Growth Fund         Veredus Asset Management LLC              0.80%              1.30%      N/A
Mid Cap Fund                      ABN AMRO Asset Management, Inc.        0.80% on first
                                                                          $100,000,000
                                                                    0.75% next $300,000,000
                                                                    0.70% over $400,000,000     1.40%     1.15%
River Road Small Cap Value Fund   River Road Asset Management LLC            0.90%              1.50%      N/A
TAMRO Small Cap Fund                TAMRO Capital Partners LLC               0.90%              1.30%     1.05%
Veredus Aggressive Growth Fund     Veredus Asset Management LLC              1.00%              1.49%     1.24%
Real Estate Fund                     ABN AMRO Asset Management               1.00%              1.37%     1.12%
                                            (USA) LLC
Veredus SciTech Fund               Veredus Asset Management LLC              1.00%              1.60%      N/A
Balanced Fund                     ABN AMRO Asset Management, Inc.            0.70%               N/A       N/A
M&C Balanced Fund                     Montag & Caldwell, Inc.                0.75%               N/A       N/A
Bond Fund                         ABN AMRO Asset Management, Inc.            0.55%              0.74%     0.49%
Investment Grade Bond Fund        ABN AMRO Asset Management, Inc.            0.50%              0.89%     0.64%
High Yield Bond Fund                 ABN AMRO Asset Management               0.45%              0.80%     0.55%
                                            (USA) LLC
Municipal Bond Fund (a)           ABN AMRO Asset Management, Inc.            0.60%               N/A       N/A
Investor Money Market Fund        ABN AMRO Asset Management, Inc.            0.40%               N/A       N/A

(a) The Adviser voluntarily waived management fees and all distribution fees for the Municipal Bond Fund so that the net expense ratio was 0.50%. The Adviser may revise or discontinue the voluntary waivers at any time.


| 118

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

In addition, the Adviser entered into sub-advisory agreements with the following entities for the following Funds:

FUND                            SUB-ADVISER
----                            -----------
Value Fund           MFS Institutional Advisors, Inc.
Mid Cap Fund         Optimum Investment Advisers, LP

Sub-advisory fees are paid monthly by the Adviser.

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Effective April 1, 2005, under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL               ANNUAL RATE
-------------------          -----------
First $7.4 billion             0.0490%
Over $7.4 billion              0.0465%

Prior to April 1, 2005, under terms of the administration agreement, administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees were accrued for at a fixed charge that varied according to the size of the Fund. The fee arrangements were as follows:

ADMINISTRATION FEES          ANNUAL RATE       CUSTODY LIAISON FEES       ANNUAL RATE
-------------------          -----------   ----------------------------   -----------
First $2 billion                0.060%          First $100 million         $ 10,000
$2 billion to $12.5 billion     0.050%     $100 million to $500 million      15,000
Over $12.5 billion              0.045%          Over $500 million            20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Effective April 1, 2005, under the terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000. The sub-administration fee arrangement is as follows:

SUB-ADMINISTRATION FEES      ANNUAL RATE
-----------------------      -----------
First $7.4 billion             0.0255%
Over $7.4 billion              0.0230%

Prior to April 1, 2005, under the terms of the sub-administration agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, as follows:

SUB-ADMINISTRATION FEES      ANNUAL RATE
-----------------------      -----------
First $2 billion               0.045%
$2 billion to $3 billion       0.040%
$3 billion to $8 billion       0.030%
$8 billion to $12 billion      0.025%
Over $12 billion               0.020%

Prior to April 1, 2005, custody liaison fees were fixed at an annual rate of $10,000 per Fund. Effective April 1, 2005, these fees were eliminated.

ABN AMRO Distribution Services (USA) Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with the exception of Investor Money Market Fund, with respect to Class N shares, Class R shares and Class C shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets, 0.50% of each participating Fund's Class R average daily net assets and 0.75% of each participating Fund's Class C average daily net assets. The Class I shares do not have distribution plans.

The Growth Fund had also adopted a shareholder servicing plan for the Class C shares. On October 28, 2005, Class C shares of the Growth Fund were closed, therefore after that date, the shareholder servicing plan no longer exists. The Distributor was paid a fee at an annual rate up to 0.25% of the average daily net assets of the Class C shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions and changing their dividend options, account designations and addresses. In addition, the Distributor was paid a CDSC of up to 1.00% on the redemption of Class C shares within 18 months of their purchase. For the period through October 28, 2005, the Distributor received $377 of CDSC from redemptions of Growth Fund Class C shares.


                                                                           | 119

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

In addition, some of the Funds, with respect to Class N shares, Class I shares, Class C shares and Class R shares, pay a sub-transfer agent fee pursuant to certain fee arrangements. For the year ended October 31, 2005, the fees charged to these Funds for Class N, Class I, Class C and Class R, which are included in the Transfer agent fees on the Statement of Operations, were as follows:

                                          SUB-TRANSFER AGENT FEES
                                          -----------------------
FUND                                     CLASS N   CLASS I   CLASS C   CLASS R
----                                    --------   -------   -------   -------
River Road Dynamic Equity Income Fund   $      3   $    --   $    --   $    --
Growth Fund                              341,067    13,000        --        --
M&C Growth Fund                          337,128    85,896        --        --
TAMRO Large Cap Value Fund                 2,154        --        --        --
Value Fund                                    --        --        --        --
Veredus Select Growth Fund                   424        --        --        --
Mid Cap Fund                             228,250     5,492        --        --
River Road Small Cap Value Fund                3        --        --        --
TAMRO Small Cap Fund                       2,159        --        --        --
Veredus Aggressive Growth Fund           203,899     7,347        --        --
Real Estate Fund                           7,798        --        --        --
Veredus SciTech Fund                       1,681        --        --        --
Balanced Fund                             20,997        --        --        --
M&C Balanced Fund                          2,018        --        --        --
Municipal Bond Fund                       13,229        --        --        --

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective January 1, 2005, the Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year. Between March 1, 2004 and January 1, 2005, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $10,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses. Additionally, the Chairman of the Audit Committee received an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses.

NOTE (H) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2005, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including these Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London Interbank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2005, there were no borrowings outstanding against the line of credit. During the fiscal year, Real Estate Fund borrowed $4,700,000 for 2 days at an interest rate of 3.8125%. Interest expense of $995 was paid on these borrowings.

NOTE (J) SUBSEQUENT EVENTS: The Trust filed a Post-Effective Amendment to its Registration Statement on October 31, 2005 for the purpose of adding a new series to the Trust, ABN AMRO Mid-Cap Growth Fund - Class N. The new fund is expected to commence operation on or about December 29, 2005.

Effective January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") intends to merge with ABN AMRO Asset Management, Inc. ("AAAM, Inc."). Any existing contracts between the Funds' and AAAM LLC will continue under AAAM, Inc.


| 120

ABN AMRO FUNDS
--------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the River Road Dynamic Equity Income Fund, Growth Fund, Montag & Caldwell Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Mid Cap Fund, River Road Small Cap Value Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, Real Estate Fund, Veredus SciTech Fund, Balanced Fund, Montag & Caldwell Balanced Fund, Bond Fund, Investment Grade Bond Fund, High Yield Bond Fund, Municipal Bond Fund, and Investor Money Market Fund (the "Funds") (nineteen of the portfolios constituting the ABN AMRO Funds (the "Trust")) as of October 31, 2005, and the related statement of operations, statements of changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Investment Grade Bond Fund for each of the indicated years in the periods prior to October 31, 2002 were audited by other auditors whose report dated May 31, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2005, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
December 14, 2005


                                                                           | 121

ABN AMRO FUNDS
--------------

                                                                OCTOBER 31, 2005

ADDITIONAL INFORMATION - (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 800 SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on ABN AMRO Funds' Web site at www.abnamrofunds.com; and (iii) on the SEC's Web site at www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30, 2005 is available without charge (i) on the Funds' Web site at www.abnamrofunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: In accordance with Federal tax law, the following ABN AMRO Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2005.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                                            PERCENTAGE
----                                            ----------
River Road Dynamic Equity Income Fund              85.88%
Growth Fund                                       100.00%
M&C Growth Fund                                   100.00%
TAMRO Large Cap Value Fund                        100.00%
Value Fund                                        100.00%
Real Estate Fund                                    2.00%
Balanced Fund                                      54.32%
M&C Balanced Fund                                  58.57%
Investment Grade Bond Fund                          1.65%
High Yield Bond Fund                                1.14%

For the year ended October 31, 2005, 100.00% of the income distributions made by Municipal Bond Fund were exempt from federal income taxes.

For the fiscal year ended October 31, 2005 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income earned by the following Funds, the corresponding percentages represent the amount of income which may qualify for the 15% dividend income tax rate.

River Road Dynamic Equity Income Fund              84.69%
Growth Fund                                       100.00%
M&C Growth Fund                                   100.00%
TAMRO Large Cap Value Fund                        100.00%
Value Fund                                        100.00%
Mid Cap Fund                                      100.00%
Real Estate Fund                                    2.71%
Balanced Fund                                      52.28%
M&C Balanced Fund                                  54.15%

Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2006.

APPROVAL OF INVESTMENT ADVISORY CONTRACTS: The 1940 Act requires that the investment advisory agreement between an investment adviser and the Trust on behalf of each Fund be approved both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The Board of Trustees, including all the Independent Trustees, at a meeting held June 16, 2005, determined that the terms of the investment advisory agreements for the ABN
AMRO/River Road Small Cap Value Fund and ABN AMRO/River Road Dynamic Equity Income Fund (the "River Road Funds") are fair and reasonable and approved the investment advisory agreement as being in the best interests of the Funds. The Board of Trustees, including all the Independent Trustees, believes that the investment advisory agreements will enable the Funds to enjoy high quality investment advisory services at costs that are deemed appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Board of Trustees, including all the Independent Trustees, considered materials received specifically relating to the approval of the investment advisory agreements. The Independent Trustees met separately from the "interested" Trustees of the Trust and any officers of River Road Asset Management, LLC ("River Road" or the "Investment Adviser"), or its affiliates to consider approval of the investment advisory agreements and were assisted by independent legal counsel in their considerations.

In evaluating the investment advisory agreement for the River Road Funds, the Board of Trustees reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, and their


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--------------------------------------------------------------------------------

personnel and operations. Among other information, the Board of Trustees reviewed information regarding: (1) the nature, extent and quality of the services to be provided to the Funds, including information regarding the personnel involved in the investment process; (2) the advisory fee to be charged and estimated total expense ratio of each Fund compared to a relevant peer group of funds; (3) fee waivers or expenses to be reimbursed by the Investment
Advisers; and (4) benefits to be received by affiliates of the Investment Adviser from its relationships with the Funds.

In considering the investment advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the investment advisory agreement were the following:

INVESTMENT PERFORMANCE. The Board considered the past performance of separate accounts managed by the Funds' portfolio managers with substantially the same objectives, policies and strategies as the Funds and compared such performance to that of a peer group of funds. The Board concluded that River Road was well-qualified to manage the Funds.

INVESTMENT ADVISER'S PERSONNEL AND METHODS. The Board met with representatives of the Investment Adviser and discussed their approaches to managing the Funds. The Board also discussed with the Investment Adviser the adequacy of resources and the background and quality of the investment management team. The Board concluded that the services to be provided by the Investment Adviser were expected to be suitable.

EXPENSES. The Board considered each Fund's estimated fees and total expense ratio as compared to those of a peer group of funds. As a part of this analysis, the Board considered the investment advisory fee to be paid by the Funds to the Investment Adviser as well as fee waivers or expenses to be reimbursed by the Investment Adviser and compared the gross and net advisory fees to those of the peer group. The Board also considered the advisory fees charged by the Investment Adviser to other clients, but noted that in many cases the services provided were not comparable. The Board concluded that each Fund's estimated fees and total expense ratio were reasonable.

COSTS AND PROFITABILITY. With respect to the costs of services to be provided and profits to be realized by the Investment Adviser, the Board considered the resources involved in managing the Funds as well as fee waivers or expenses to be reimbursed by the Investment Adviser. Because the Funds had not yet commenced operations, profitability information was not available. However, based upon projected asset size and the impact of fee waivers or expenses to be reimbursed by the Investment Adviser, the Board concluded that profitability was anticipated to be reasonable.

ECONOMIES OF SCALE. The Board considered the extent to which economies of scale would be realized as the Funds grow. The Board reviewed each Fund's estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the Investment Adviser and considered the anticipated asset size of the Fund, since the Funds had not yet commenced operations. The Board concluded that at this time, no significant economies of scale were anticipated.

OTHER BENEFITS TO THE INVESTMENT ADVISER. The Board also considered the nature and amount of fees to be paid by the Funds for services provided by affiliates of the Investment Adviser for administration services. The Board also considered payments under the Rule 12b-1 distribution plan and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research and brokerage services. The Board concluded that these fallout benefits were reasonable.

BENEFITS TO SHAREHOLDERS. The Board considered the benefit to shareholders of engaging investment advisers that are affiliates of other investment advisers managing funds that are a part of a larger complex of funds offering a wide variety of investment objectives and strategies.

CONCLUSION. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all the Independent Trustees, concluded that the proposed advisory fees were fair and reasonable, and that the investment advisory agreements should be approved.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are


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deducted from a fund's gross income,  directly  reduce the investment  return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                BEGINNING     ENDING
                                 ACCOUNT      ACCOUNT                 EXPENSES
                                  VALUE        VALUE      EXPENSE   PAID DURING
                               05/01/2005   10/31/2005   RATIO(1)    PERIOD(2)
                               ----------   ----------   --------   -----------

RIVER ROAD DYNAMIC EQUITY INCOME FUND(3)
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,003.00     1.30%       $ 4.48
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,012.77     1.30%       $ 4.52
GROWTH FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,071.10     1.10%       $ 5.74
   Class I .................       1,000      1,073.00     0.81%         4.23
   Class R .................       1,000      1,069.80     1.31%         6.83
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,019.66     1.10%       $ 5.60
   Class I .................       1,000      1,021.12     0.81%         4.13
   Class R .................       1,000      1,018.60     1.31%         6.67
MONTAG & CALDWELL GROWTH FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,065.30     1.03%       $ 5.36
   Class I .................       1,000      1,066.80     0.76%         3.95
   Class R .................       1,000      1,064.10     1.25%         6.50
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,020.01     1.03%       $ 5.24
   Class I .................       1,000      1,021.38     0.76%         3.87
   Class R .................       1,000      1,018.90     1.25%         6.36
TAMRO LARGE CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,048.50     1.20%       $ 6.20
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,019.16     1.20%       $ 6.11
VALUE FUND(4)
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,044.10     0.94%       $ 4.84
   Class I .................       1,000        983.80     0.69%         0.79
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,020.47     0.94%       $ 4.79
   Class I .................       1,000      1,004.96     0.69%         0.80
VEREDUS SELECT GROWTH FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,111.30     1.30%       $ 6.92
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,018.65     1.30%       $ 6.61
MID CAP FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,022.50     1.19%       $ 6.07
   Class I .................       1,000      1,023.30     0.92%         4.69
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,019.21     1.19%       $ 6.06
   Class I .................       1,000      1,020.57     0.92%         4.69
RIVER ROAD SMALL CAP VALUE FUND(3)
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,028.00     1.50%       $ 5.24
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,012.08     1.50%       $ 5.21
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,096.80     1.30%       $ 6.87
   Class I .................       1,000      1,098.90     1.05%         5.55


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--------------------------------------------------------------------------------

                                BEGINNING     ENDING
                                 ACCOUNT      ACCOUNT                 EXPENSES
                                  VALUE        VALUE      EXPENSE   PAID DURING
                               05/01/2005   10/31/2005   RATIO(1)    PERIOD(2)
                               ----------   ----------   --------   -----------

TAMRO SMALL CAP FUND (CONTINUED)
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,018.65     1.30%       $ 6.61
   Class I .................       1,000      1,019.91     1.05%         5.35
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,125.80     1.41%       $ 7.56
   Class I .................       1,000      1,128.20     1.14%         6.12
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,018.10     1.41%       $ 7.17
   Class I .................       1,000      1,019.45     1.14%         5.80
REAL ESTATE FUND(4)
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,104.80     1.37%       $ 7.27
   Class I .................       1,000        975.40     1.11%         1.26
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,018.30     1.37%       $ 6.97
   Class I .................       1,000      1,004.48     1.11%         1.28
VEREDUS SCITECH FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,134.00     1.60%       $ 8.61
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,017.14     1.60%       $ 8.13
BALANCED FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,046.20     1.09%       $ 5.62
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,019.71     1.09%       $ 5.55
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,037.70     1.19%       $ 6.11
   Class I .................       1,000      1,039.40     0.96%         4.93
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,019.21     1.19%       $ 6.06
   Class I .................       1,000      1,020.37     0.96%         4.89
BOND FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,001.40     0.74%       $ 3.73
   Class I .................       1,000      1,002.70     0.49%         2.47
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,021.48     0.74%       $ 3.77
   Class I .................       1,000      1,022.74     0.49%         2.50
INVESTMENT GRADE BOND FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $   999.40     0.89%       $ 4.49
   Class I .................       1,000      1,000.60     0.64%         3.23
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,020.72     0.89%       $ 4.53
   Class I .................       1,000      1,021.98     0.64%         3.26

                                BEGINNING     ENDING
                                 ACCOUNT      ACCOUNT                 EXPENSES
                                  VALUE        VALUE      EXPENSE   PAID DURING
                               05/01/2005   10/31/2005   RATIO(1)    PERIOD(2)
                               ----------   ----------   --------   -----------

HIGH YIELD BOND FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,039.90     0.80%       $ 4.11
   Class I .................       1,000      1,041.20     0.55%         2.83
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,021.17     0.80%       $ 4.08
   Class I .................       1,000      1,022.43     0.55%         2.80
MUNICIPAL BOND FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,000.10     0.50%       $ 2.52
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,022.68     0.50%       $ 2.55
INVESTOR MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class N .................     $ 1,000    $ 1,014.30     0.57%       $ 2.89
   HYPOTHETICAL 5% RETURN
   Class N .................     $ 1,000    $ 1,022.33     0.57%       $ 2.91

(1)   Annualized, based on a Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or partial year, if applicable, then divided by 365.
(3) River Road Dynamic Equity and River Road Small Cap Value commenced investment operations on June 28, 2005.
(4) Value, Class I, and Real Estate, Class I commenced investment operations on September 20, 2005.


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--------------

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--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                     NUMBER OF
                                 TERM OF                                           PORTFOLIOS IN
                              OFFICE(1) AND                                         FUND COMPLEX        OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY            DIRECTORSHIPS
   POSITION(S) WITH TRUST      TIME SERVED          DURING PAST FIVE YEARS            TRUSTEE             HELD BY TRUSTEE
---------------------------   -------------   ---------------------------------   --------------  -------------------------------
DISINTERESTED TRUSTEES

Leonard F. Amari                 12 years     Partner at the law offices of             27        Director, United Community Bank
c/o 161 North Clark Street                    Amari & Locallo, a practice with                    of Lisle; Director, Delaware
Chicago, IL 60601                             exclusive concentration in real                     Place Bank; Trustee, John
Age: 63                                       estate taxation and related                         Marshall Law School.
Trustee                                       areas, since 1987; Special
                                              Assistant Attorney General since
                                              1986.

Robert A. Kushner                6 years      Retired. Vice President,                  27        None.
c/o 161 North Clark Street                    Secretary and General Counsel at
Chicago, IL 60601                             Cyclops Industries, Inc.,
Age: 69                                       1976-1992.
Trustee

Gregory T. Mutz                  12 years     CEO of AMLI Residential                   27        Chairman of the Board of AMLI
c/o 161 North Clark Street                    Properties Trust (NYSE: AML) (a                     Residential Properties Trust;
Chicago, IL 60601                             Multifamily REIT), a successor                      Director of Abt Associates Inc.
Age: 59                                       company to AMLI Reality Co. since                   (agribusiness); Director of
Lead Independent Trustee                      2004; Chairman of AMLI                              Alico, Inc. (agribusiness).
                                              Residential Properties since
                                              1994; Vice Chairman of UICI
                                              (NYSE: UCI) (an insurance holding
                                              company) from 2003-2004;
                                              President and CEO of UICI from
                                              1999-2003; Chairman of Academic
                                              Management Services Corp. (a
                                              student loans and finance
                                              company) from 2000-2003.

Robert B. Scherer                6 years      President of The Rockridge Group,         27        Director, Title Reinsurance
c/o 161 North Clark Street                    Ltd., (title insurance industry                     Company (insurance for title
Chicago, IL 60601                             consulting services) since                          agents).
Age: 64                                       1994.
Trustee

Nathan Shapiro                   12 years     President of SF Investments, Inc.         27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                    (broker/dealer and investment                       (property and casualty
Chicago, IL 60601                             banking firm) since 1971.                           insurance firm).
Age: 69
Trustee

Denis Springer                   6 years      Retired. Senior Vice President            27        None.
c/o 161 North Clark Street                    and Chief Financial Officer of
Chicago, IL 60601                             Burlington Northern Santa Fe
Age: 59                                       Corp. (railroad), 1995-1999.
Trustee

INTERESTED TRUSTEES(2)

Stuart D. Bilton, CFA            12 years     Vice Chairman of ABN AMRO Asset           27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                    Management Holdings, Inc.;                          (property and casualty
Chicago, IL 60601                             President and Chief Executive                       insurance firm); Director,
Age: 59                                       Officer of ABN AMRO Asset                           Veredus Asset Management LLC;
Chairman, Board of Trustees                   Management Holdings, Inc. from                      Director, TAMRO Capital
                                              2001-2003; President of Alleghany                   Partners LLC; Director, River
                                              Asset Management, Inc. from                         Road Asset Management, LLC.
                                              1996-2001 (purchased by ABN AMRO
                                              in February 2001).


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ADDITIONAL INFORMATION - (UNAUDITED) CONTINUED
--------------------------------------------------------------------------------

                                                                                     NUMBER OF
                                 TERM OF                                           PORTFOLIOS IN
                              OFFICE(1) AND                                        FUND COMPLEX         OTHER TRUSTEESHIPS/
   NAME, ADDRESS, AGE AND       LENGTH OF          PRINCIPAL OCCUPATION(S)          OVERSEEN BY            DIRECTORSHIPS
   POSITION(S) WITH TRUST      TIME SERVED         DURING PAST FIVE YEARS             TRUSTEE             HELD BY TRUSTEE
---------------------------   -------------   ---------------------------------   -------------   -------------------------------
INTERESTED TRUSTEES(2) (CONTINUED)

Julian Ide                      Since March   Global Head of Funds Distributor          27                     None.
c/o 161 North Clark Street      17, 2005      of ABN AMRO Asset Management
Chicago, IL 60601                             since 2003; Managing Director of
Age: 42                                       European Retail Business of
Trustee                                       Schroder Investment Management
                                              International Limited from 2001
                                              to 2002; Chief Executive, UK
                                              Retail of Merrill Lynch
                                              Investment Managers from 2000 to
                                              2001; Managing Director and Head
                                              of Distributor Sales, Merrill
                                              Lynch Investment Managers from
                                              1998 to 2000.

OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson             12 years      President and Chief Executive             N/A                     N/A
c/o 161 North Clark Street                    Officer of ABN AMRO Investment
Chicago, IL 60601                             Fund Services, Inc. (formerly
Age: 41                                       known as Alleghany Investment
President (Chief Executive                    Services, Inc.) since 1995;
Officer)                                      Executive Vice President of ABN
                                              AMRO Asset Management (USA) LLC
                                              since 2001; Director, ABN AMRO
                                              Trust Services Company since
                                              2001; Director, TAMRO Capital
                                              Partners LLC and Veredus Asset
                                              Management LLC since 2001;
                                              Officer of the Trust since 1993;
                                              CPA.

Gerald F. Dillenburg            9 years       Senior Managing Director ("SMD")          N/A                     N/A
c/o 161 North Clark Street                    of ABN AMRO Investment Fund
Chicago, IL 60601                             Services, Inc. (formerly known as
Age: 38                                       Alleghany Investment Services,
Senior Vice President,                        Inc.) since 1996; SMD of ABN AMRO
Secretary and Treasurer                       Asset Management Holdings, Inc.,
(Chief Financial Officer,                     ABN AMRO Asset Management (USA)
Chief Operating Officer and                   LLC and ABN AMRO Asset
Chief Compliance Officer)                     Management, Inc. (formerly known
                                              as Chicago Capital Management,
                                              Inc.) since 2001; Operations
                                              manager and compliance officer
                                              of all mutual funds since 1996;
                                              CPA.

William Long                    4 years       Vice President of Montag &                N/A                     N/A
c/o 161 North Clark Street                    Caldwell, Inc., since 2000;
Chicago, IL 60601                             former Vice President and
Age: 44                                       Director of Sales for First
Vice President                                Capital Group, First Union
                                              National Bank, 1996-2000.

----------
(1) Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

(2) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Ide are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' Investment Adviser.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.


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ABN AMRO FUNDS

ADVISERS

ABN AMRO Asset Management (USA) LLC
161 North Clark Street
Chicago, IL 60601

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

River Road Asset Management LLC
Meidinger Tower, Suite 1600
462 South Forth Street
Louisville, KY 40202

SHAREHOLDER SERVICES

ABN AMRO Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

ABN AMRO Distribution Services (USA) Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and Chief
   Executive Officer
Gerald F. Dillenburg, Senior Vice President,
   Secretary and Treasurer, Chief Financial
   Officer, Chief Operating Officer and
   Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price, Kaufman & Kammholz
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.


| 128

GUIDE TO SHAREHOLDER BENEFITS
--------------------------------------------------------------------------------

We're delighted to offer all ABN AMRO Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. - 7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your ABN AMRO Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in ABN AMRO Investor Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, view statements, obtain fund information and make transactions online 24 hours a day, 7 days a week.

                              www.abnamrofunds.com

Our Shareholder Services Line
Is at Your Service 24 Hours a Day

---------------------------------
  800 992-8151

Investor Services Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[ABN-AMRO ASSET MANAGEMENT LOGO OMITTED]

                                                                      ABAN 05 01

[LOGO]
ABN AMRO ASSET MANAGEMENT
ABN AMRO FUNDS

OCTOBER 31, 2005 CLASS I & S SHARES
Annual Report 2005 Money Market

ABN AMRO Funds

Dear Fellow Shareholder,


Most stock and bond market benchmarks ended the past year in positive territory, despite having to scale a "wall of worry" created by the uncertainty over the outcome of geo-political events, the human and economic toll of several natural disasters, and the direction of the economy, inflation and interest rates.

U.S. equity markets, bolstered by steady economic and earnings growth, overcame a number of negative events to finish the past year with solid gains. Stocks began the period on a firm footing amid high expectations for the economy. But the stock market began to slump in early 2005, dragged lower by surging oil prices and geo-political unrest, which somewhat cooled investors' enthusiasm for stocks. In the summer, stocks started to gather steam again until Hurricane Katrina--the worst natural disaster in U.S. history--bore down on the market. In addition to the devastating human toll that storm exacted, it also led to record-high prices for gasoline, natural gas and oil, and worries about rising inflation. Fearing that the nearly year-long run-up in energy prices--coupled with earlier increases in other commodity and consumer prices--would heighten inflationary pressures, the Federal Reserve Board (the "Fed") raised short-term interest rates eight times during the year. Stock market breadth was relatively narrow, with most equity benchmark gains significantly influenced by the rapid appreciation of energy-related investments. Foreign stocks enjoyed broader-based advances, fueled by strong corporate earnings gains and markedly improved economies in many regions across the globe.

Bonds, too, posted modest gains during the year. After a nearly four-year stint of outperforming stocks, the Fed's efforts to stave off inflationary pressures and cool the red-hot housing markets curbed bond returns. Fixed-income investments of all types came under more intense pressure in the final months because inflation--which investors dread since it eats away at the value of their fixed-income investments--was a persistent threat.

As we enter 2006, admittedly a host of uncertainties remain. In our view, it's quite possible that the list of fears that have been weighing on the market--including the potential deflation of the housing bubble, a much-anticipated but yet-to-materialize slowdown in consumer spending, and further potential inflation pressures--may be overblown. At this time, oil prices have already retreated substantially, economic growth remains sound and the U.S. workforce is almost fully employed. That said, our portfolio managers are always investing with an eye toward balancing risk and reward. We believe that no matter what the macroeconomic and market environment, opportunities will exist for our shareholders.

I'm confident that our team of portfolio managers' discipline, experience and long-term perspective will prove valuable in the coming year. By following strict time-tested investment processes, our investment team isn't swayed by short-term swings in the market. This style consistency allows our fellow shareholders in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether or not that style is currently in favor or not.

We appreciate your investment with ABN AMRO Funds.

Sincerely,

/S/ KENNETH C. ANDERSON
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

ABN AMRO Funds

TABLE OF CONTENTS

Portfolio Managers Commentary.....................   2
Performance Summary...............................   3
Schedules of Investments..........................   4
Statement of Assets and Liabilities...............  12
Statement of Operations...........................  13
Statements of Changes in Net Assets...............  14
Financial Highlights..............................  16
Notes to Financial Statements.....................  20
Report of Independent Registered
     Public Accounting Firm.......................  23
Additional Information............................  24


MONEY MARKET FUNDS

  Government Money Market Fund
  Money Market Fund
  Tax-Exempt Money Market Fund
  Treasury Money Market Fund



     THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF
         THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS
 WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND
                               OTHER INFORMATION.



  ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC.,
                   760 MOORE ROAD, KING OF PRUSSIA, PA 19406.



            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM





              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN AMRO Holding N.V.
                              All rights reserved.

                                                                             | 1

ABN AMRO Funds
--------------
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2005


--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND                               William Anderson, CFA
MONEY MARKET FUND                                          William Anderson, CFA
TAX-EXEMPT MONEY MARKET FUND                                     Steven L. Haldi
TREASURY MONEY MARKET FUND                                 William Anderson, CFA


Q. What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Fed methodically tighten monetary policy to remove economic stimulus and to keep inflationary pressures at bay. The Fed raised short-term interest rates one-quarter percentage point on eight separate occasions during the year, lifting the target federal funds rate from 1.75% to 3.75%. Each time, the Fed clearly outlined its plans and stated its intention to maintain a "measured" approach to future rate hikes, language which allowed the market to anticipate and prepare for a rising rate environment.

Q.  What was your strategy?

A. We remained nimble throughout the year, using periods prior to anticipated rate hikes to shorten each portfolio's maturity. This strategy provided flexibility and liquidity to reinvest at higher levels and improve yields in a rising rate environment. When the market expressed doubts about the Fed's resolve to continue tightening following hurricanes Katrina and Rita, we remained committed to that strategy. Our view was that the Fed's concerns about accelerating inflation would outweigh its fears about a setback to growth. In the ensuing period of market uncertainty, we deployed cash selectively when we found good value, conserving cash when the market appeared overpriced. Throughout the period, we have maintained our interest in floating rate instruments, which provided attractive yield pickup with little interest rate risk.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise interest rates through mid-2006, bringing the target federal funds rate to at least 4.75%. Given this outlook, we expect to carefully manage each portfolio's maturity, to preserve cash for frequent reinvestment, and to utilize floating rate securities. As always we will monitor the market environment and adjust our strategy accordingly.


| 2

ABN AMRO Funds
--------------
PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2005

--------------------------------------------------------------------------------


                                                                                           AVERAGE ANNUAL
                                                                                            TOTAL RETURN
                                                                7-DAY             ------------------------------------
                                                               AVERAGE              ONE            FIVE            TEN
                                                              YIELD (A)            YEAR            YEAR           YEAR
                                                              ---------            ----            ----           ----
  GOVERNMENT MONEY MARKET FUND - CLASS I                          3.62%            2.59%           2.16%          3.71%
  --------------------------------------
    iMoneyNet Government & Agency Institutional Average                            2.51%           2.06%           N/A
    Lipper Institutional U.S. Government Money Market Funds Index                  2.59%           2.17%          3.72%

  GOVERNMENT MONEY MARKET FUND - CLASS S                          3.30%            2.26%           1.83%          3.39%
  --------------------------------------
    iMoneyNet Government & Agency Retail Average                                   2.12%           1.75%          3.35%
    Lipper U.S. Government Money Market Funds Index                                2.20%           1.82%          3.41%

  MONEY MARKET FUND - CLASS I                                     3.58%            2.57%           2.13%          3.74%
  ---------------------------
    iMoneyNet First Tier Institutional Average                                     2.56%           2.13%          3.75%
    Lipper Institutional Money Market Funds Index                                  2.75%           2.34%          3.91%

  MONEY MARKET FUND - CLASS S                                     3.22%            2.20%           1.76%          3.39%
  ---------------------------
    iMoneyNet First Tier Retail Average                                            2.10%           1.75%          3.38%
    Lipper Money Market Funds Index                                                2.30%           1.91%          3.52%

  TAX-EXEMPT MONEY MARKET FUND - CLASS I                          2.32%            1.83%           1.45%          2.37%
  --------------------------------------
    iMoneyNet National Institutional Average                                       1.83%           1.48%          2.38%
    Lipper Institutional Tax-Exempt Money Market Funds Index                       1.94%           1.61%          2.47%

  TAX-EXEMPT MONEY MARKET FUND - CLASS S                          2.07%            1.57%           1.19%          2.11%
  --------------------------------------
    iMoneyNet National Retail Average                                              1.54%           1.23%          2.13%
    Lipper Tax-Exempt Money Market Funds Index                                     1.66%           1.34%          2.24%

  TREASURY MONEY MARKET FUND - CLASS I                            3.40%            2.41%           1.98%          3.48%
  ------------------------------------
    iMoneyNet Treasury & Repo Institutional Average                                2.39%           1.94%           N/A
    Lipper Institutional U.S. Treasury Money Market Funds Index                    2.46%           2.08%          3.61%

  TREASURY MONEY MARKET FUND - CLASS S                            3.15%            2.16%           1.72%          3.22%
  ------------------------------------
    iMoneyNet Treasury & Repo Retail Average                                       2.04%           1.66%          3.26%
    Lipper U.S. Treasury Money Money Market Funds Index                            2.11%           1.74%          3.27%

  (A) THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUNDS' CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

----------------------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

INDEXES ARE UNMANAGED AND DO NOT TAKE INTO ACCOUNT FEES, EXPENSES OR OTHER
COSTS.

PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

THE FUNDS' INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 2007. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES WERE NOT IN EFFECT.

AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                                                                             | 3

ABN AMRO Funds
--------------
GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REPURCHASE AGREEMENTS                48%
U.S. GOVERNMENT AGENCY OBLIGATIONS   52%

% OF TOTAL NET ASSETS

                                                 AMORTIZED
PAR VALUE                                          COST
---------                                        -------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.31%

               FEDERAL HOME LOAN BANK - 7.72%
$   7,860,000  3.740%, 11/01/05 (a) ........   $    7,860,000
   10,000,000  3.910%, 11/23/05 (a) ........        9,976,106
   14,000,000  3.760%, 07/13/06 (b) ........       13,999,388
                                               --------------
                                                   31,835,494
                                               --------------
               FEDERAL HOME LOAN MORTGAGE (A) - 40.21%
    3,056,000  3.450%, 11/01/05 ............        3,056,000
    5,000,000  3.455%, 11/01/05 ............        5,000,000
   50,000,000  3.800%, 11/01/05 ............       50,000,000
   11,500,000  3.830%, 11/02/05 ............       11,498,776
   20,000,000  3.950%, 11/02/05 ............       19,997,806
    5,000,000  3.470%, 11/08/05 ............        4,996,626
   10,000,000  3.586%, 11/08/05 ............        9,993,027
    4,450,000  3.650%, 11/08/05 ............        4,446,842
   24,895,000  3.900%, 11/22/05 ............       24,838,364
    2,500,000  3.330%, 11/28/05 ............        2,493,756
    5,207,000  3.580%, 12/06/05 ............        5,188,877
    7,500,000  3.590%, 12/12/05 ............        7,469,335
    2,168,000  3.395%, 01/10/06 ............        2,153,688
    5,000,000  3.980%, 03/28/06 ............        4,918,742
   10,000,000  3.920%, 04/10/06 ............        9,825,778
                                               --------------
                                                  165,877,617
                                               --------------
               FEDERAL NATIONAL MORTGAGE
               ASSOCIATION (A) - 4.38%
    5,732,000  3.600%, 11/02/05 ............        5,731,427
    1,000,000  3.340%, 12/09/05 ............          996,475
    1,500,000  3.370%, 12/09/05 ............        1,494,664
   10,000,000  3.795%, 03/31/06 ............        9,841,875
                                               --------------
                                                   18,064,441
                                               --------------
               TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS
               (Cost $215,777,552) .........      215,777,552
                                               --------------

                                                 AMORTIZED
PAR VALUE                                          COST
---------                                        -------

REPURCHASE AGREEMENTS - 47.93%
$  65,000,000  Barclays Bank, 4.020%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $65,007,258
                 (collateralized by U.S. Government
                 Agency instruments, with interest
                 rates from 5.000% to 5.500%
                 and maturing 2035, total
                 market value $66,300,000) .   $   65,000,000
   82,700,000    Deutsche Bank, 3.997%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $82,709,182
                 (collateralized by U.S. Government
                 Agency instruments, with interest
                 rates from 3.028% to 4.610%,
                 and maturities from 2033 to
                 2040, total market
                 value $84,354,000) ........       82,700,000
   50,000,000  Goldman Sachs, 4.010%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $50,005,569
                 (collateralized by U.S. Government
                 Agency instrument, with interest
                 rate of 4.065%, maturing 2044,
                 total market value
                 $51,000,001) ..............       50,000,000
                                               --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $197,700,000) .........      197,700,000
                                               --------------

   SHARES
----------


INVESTMENT COMPANIES - 0.04%
       99,303  AIM STIT Government &
                 Agency Portfolio ..........           99,303
       67,694  BlackRock Provident Institutional
                 FedFund Portfolio .........           67,694
                                               --------------
               TOTAL INVESTMENT COMPANIES
               (Cost $166,997)                        166,997
                                               --------------
TOTAL INVESTMENTS - 100.28%
   (Cost $413,644,549)* ....................      413,644,549
                                               --------------
NET OTHER ASSETS AND LIABILITIES - (0.28)% .       (1,148,645)
                                               --------------
NET ASSETS - 100.00% .......................   $  412,495,904
                                               ==============

--------------------------------
   * At October 31, 2005, cost is identical for book and Federal income tax purposes.

 (a)   Annualized yield at the time of purchase.
 (b) Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2005.

STIT   Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TOFINANCIAL STATEMENTS.

| 4

ABN AMRO Funds
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

ASSET-BACKED SECURITIES     35%
BANKS                       21%
REPURCHASE AGREEMENT        18%
CERTIFICATES OF DEPOSIT     15%
INSURANCE                    2%
FINANCIAL SERVICES           9%

% OF TOTAL NET ASSETS



                                                 AMORTIZED
  PAR VALUE                                        COST
----------                                        ------
COMMERCIAL PAPER (A) - 66.53%

               ASSET-BACKED - 34.55%
               Barton Capital
$   4,000,000    4.000%, 11/18/05 (b) ......   $    3,992,445
    3,000,000    3.950%, 12/02/05 (b) ......        2,989,796
    3,000,000  CRC Funding
                 3.920%, 12/02/05 (b) ......        2,989,873
               Falcon Asset Securitization
    3,000,000    3.850%, 11/08/05 (b) ......        2,997,754
    3,000,000    3.900%, 12/01/05 (b) ......        2,990,250
               FCAR Owner Trust
    1,500,000    3.650%, 12/02/05 (b) ......        1,495,285
    2,850,000    4.020%, 12/15/05 (b) ......        2,835,997
    1,500,000  Fountain Square
                 Commercial Funding
                 3.980%, 01/03/06 (b) ......        1,489,553
               Galaxy Funding
    2,000,000    3.680%, 11/08/05 (b) ......        1,998,569
    3,500,000    3.930%, 12/06/05 (b) ......        3,486,627
               Giro-Multifunding
    3,000,000    3.930%, 11/15/05 (b) ......        2,995,415
    3,000,000    4.020%, 11/21/05 (b) ......        2,993,300
    7,000,000  Mont Blanc Capital
                 4.030%, 11/30/05 (b) ......        6,977,275
    5,000,000  New Center Asset Trust
                 4.050%, 11/01/05 ..........        5,000,000
    3,000,000  Park Avenue Receivables
                 4.000%, 11/23/05 (b) ......        2,992,667
    7,000,000  Public Square Funding
                 4.030%, 11/01/05 (b) ......        7,000,000
               Yorktown Capital
    3,000,000    4.000%, 11/04/05 (b) ......        2,999,000
    4,331,000    3.730%, 11/14/05 (b) ......        4,325,166
                                               --------------
                                                   62,548,972
                                               --------------

                                                 AMORTIZED
PAR VALUE                                          COST
---------                                        -------

               BANKS - 20.41%
$   5,000,000  Abbey National Bank
                 3.800%, 11/02/05 ..........   $    4,999,472
    2,300,000  BNP Paribas Finance (NY)
                 3.940%, 12/19/05 ..........        2,287,917
               IXIS Commercial Paper
    4,100,000    3.970%, 11/28/05 (b) ......        4,087,792
    2,000,000    4.000%, 01/06/06 (b) ......        1,985,333
    2,200,000  Danske
                 3.920%, 12/09/05 ..........        2,190,897
    2,000,000  ING (US) Funding
                 3.880%, 12/02/05 ..........        1,993,318
               Nordea North America (NY)
    1,500,000    3.700%, 11/02/05 ..........        1,499,846
    1,200,000    3.755%, 11/22/05 ..........        1,197,372
    3,000,000    3.800%, 12/09/05 ..........        2,987,967
    6,500,000  Rabobank USA Finance
                 3.800%, 11/02/05 ..........        6,499,314
    3,000,000  Societe Generale North America
                 3.860%, 12/28/05 ..........        2,981,665
    2,000,000  UBS Finance (DE)
                 3.840%, 12/01/05 ..........        1,993,600
    2,245,000  Westpac Capital
                 3.920%, 11/14/05 ..........        2,241,822
                                               --------------
                                                   36,946,315
                                               --------------
               FINANCIAL SERVICES - 9.37%
    3,000,000  HSBC Finance
                 4.040%, 01/09/06 ..........        2,976,770
    7,000,000  International Lease Finance
                 4.000%, 11/09/05 ..........        6,993,778
    7,000,000  JPMorgan Chase
                 4.030%, 11/01/05 ..........        7,000,000
                                               --------------
                                                   16,970,548
                                               --------------
               INSURANCE - 2.20%
               ING America Insurance Holdings
    2,000,000    3.760%, 11/22/05 ..........        1,995,613
    2,000,000    4.000%, 01/06/06 ..........        1,985,333
                                               --------------
                                                    3,980,946
                                               --------------
               TOTAL COMMERCIAL PAPER
               (Cost $120,446,781) .........      120,446,781
                                               --------------

CERTIFICATES OF DEPOSIT - 14.86%
               American Express Centurion Bank
    4,000,000    4.000%, 11/28/05 ..........        4,000,000
    2,000,000    4.040%, 01/06/06 ..........        2,000,000
    3,000,000  Credit Suisse First Boston (NY)
                 3.970%, 12/12/05 ..........        3,000,000
    1,500,000  Deutsche Bank (NY)
                 3.905%, 12/22/05 ..........        1,500,010
    3,000,000  Dexia Credit Local (NY)
                 3.770%, 11/01/05 ..........        3,000,000
    6,000,000  First Tennessee Bank
                 4.050%, 12/20/05 ..........        6,000,000
    3,000,000  HSBC Bank USA
                 3.720%, 11/10/05 ..........        3,000,000
    2,000,000  Lloyds TSB Bank (NY)
                 3.690%, 12/13/05 ..........        1,999,974
    2,400,000  Natexis Banques Popularies
                 US Finance (NY)
                 3.890%, 11/30/05 ..........        2,399,803
                                               --------------
               TOTAL CERTIFICATES OF DEPOSIT
               (Cost $26,899,787) ..........       26,899,787
                                               --------------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                                             | 5

ABN AMRO Funds
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                 AMORTIZED
  PAR VALUE                                        COST
----------                                        ------

REPURCHASE AGREEMENT - 18.45%
$  33,400,000  Deutsche Bank, 4.010%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $33,403,720,
                 (collateralized by U.S. Government
                 Agency instruments, with interest
                 rates of 4.961% to 5.500%
                 and maturities of 2030
                 to 2035, total market value
                 $34,068,000) ..............   $   33,400,000
                                               --------------
               TOTAL REPURCHASE AGREEMENT
               (Cost $33,400,000) ..........       33,400,000
                                               --------------
   SHARES
----------

INVESTMENT COMPANY - 0.14%
      254,281  BlackRock Provident Institutional
                 TempFund Portfolio ........          254,281
                                               --------------
               TOTAL INVESTMENT COMPANY
               (Cost $254,281) .............          254,281
                                               --------------
TOTAL INVESTMENTS - 99.98%
   (Cost $181,000,849)* ....................      181,000,849
                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.02% ...           42,025
                                               --------------
NET ASSETS - 100.00% .......................   $  181,042,874
                                               ==============

-----------------------------
   * At October 31, 2005, cost is identical for book and Federal income tax purposes.

 (a)   Annualized yield at the time of purchase.
 (b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2005, these securities amounted to $63,622,097 or 35.14% of net assets. These securities have been determined by the Adviser to be liquid securities.

(DE)   Delaware
(NY)   New York
(US)   United States





SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 6

ABN AMRO Funds
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS   1%
GENERAL OBLIGATION         24%
MEDICAL                    21%
UTILITIES                  19%
EDUCATION                  11%
HOUSING                    10%
POLLUTION                   6%
TRANSPORTATION              5%
WATER                       2%
DEVELOPMENT                 1%

% OF TOTAL NET ASSETS

                                                 AMORTIZED
  PAR VALUE                                        COST
----------                                        -------
MUNICIPAL OBLIGATIONS - 98.74%

               ALASKA - 1.53%
               Valdez Marine Terminal RB,
                 BP Pipelines, Inc. Project
$     200,000    2.720%, 11/01/05 (a) ......   $      200,000
    1,100,000    Series B
                 2.720%, 11/01/05 (a) ......        1,100,000
      700,000    Series C
                 2.720%, 11/01/05 (a) ......          700,000
    2,250,000  Valdez Marine Terminal RB,
                 Exxon Pipeline Co. Project
                 2.730%, 11/01/05 (a) ......        2,250,000
                                               --------------
                                                    4,250,000
                                               --------------
               CALIFORNIA - 3.32%
    1,600,000  California State Daily Kindergarten
                 University, GO, Series B-1
                 2.690%, 11/01/05 (a)
                 LOC: Citibank; State Street;
                 National Australia Bank ...        1,600,000
    7,650,000  California State Department of
                 Water Resources, RB
                 Series B-2
                 2.810%, 11/01/05 (a)
                 LOC: BNP Paribas ..........        7,650,000
                                               --------------
                                                    9,250,000
                                               --------------
               COLORADO - 2.91%
    3,055,000  Colorado Educational & Cultural
                 Facilities RB,
                 Naropa University Project
                 2.700%, 11/03/05 (a)
                 LOC: Wells Fargo Bank .....        3,055,000
    5,000,000  Colorado State, TRAN
                 4.000%, 06/27/06 ..........        5,044,468
                                               --------------
                                                    8,099,468
                                               --------------

                                                 AMORTIZED
  PAR VALUE                                        COST
 ----------                                       -------

               CONNECTICUT - 3.09%
$   1,800,000  Connecticut State Health,
                 GO, Series B
                 2.670%, 11/03/05 (a)
                 SPA: Bayerische Landesbank    $    1,800,000
               Connecticut State HEFA RB,
                 Yale University
    6,115,000    Series T-1
                 2.700%, 11/03/05 (a) ......        6,115,000
      100,000    Series T-2
                 2.600%, 11/03/05 (a) ......          100,000
      600,000    Series X-3
                 2.700%, 11/01/05 (a) ......          600,000
                                               --------------
                                                    8,615,000
                                               --------------
               FLORIDA - 7.50%
    5,000,000  Collier County Educational
                 Facilities Authority RB
                 International College Project
                 2.700%, 11/04/05 (a)
                 LOC: Fifth Third Bank .....        5,000,000
    5,268,000  Jacksonville Electric Authority
                 System TECP
                 2.730%, 11/02/05 ..........        5,268,000
   10,600,000  Sarasota Memorial Hospital TECP
                 2.650%, 11/08/05 ..........       10,600,000
                                               --------------
                                                   20,868,000
                                               --------------
               GEORGIA - 6.46%
    7,985,000  Burke County Development
                 Authority, PCR, Oglethorpe
                 Power Corp, Series A
                 2.710%, 11/02/05 (a)
                 Insured: FGIC .............        7,985,000
    5,000,000  Metropolitan Atlanta Rapid
                 Transit Authority RB, Series A
                 2.730%, 11/02/05 (a)
                 LOC: Bayerische Landesbank,
                 Westdeutsche Landesbank ...        5,000,000
    5,000,000  Municipal Electric Authority
                 of Georgia RB, Project One
                 Subordinated Bonds,
                 Remarketed
                 2.730%, 11/02/05 (a)
                 Insured: FSA
                 SPA: Dexia Credit Local ...        5,000,000
                                               --------------
                                                   17,985,000
                                               --------------
               ILLINOIS - 8.16%
    1,910,000  Chicago Board of Education,
                 GO, Series C-1
                 2.720%, 11/01/05 (a)
                 Insured: FSA
                 SPA: Depfa Bank ...........        1,910,000
               Illinois Health Facilities
                 Authority RB,
    9,800,000  Gottlieb Health Resource, Inc.
                 2.710%, 11/02/05 (a)
                 LOC: Harris Trust &
                 Savings Bank ..............        9,800,000


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 7

ABN AMRO Funds
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                 AMORTIZED
  PAR VALUE                                        COST
 ----------                                       -------

               ILLINOIS (CONTINUED)
               Illinois Health Facilities
                 Authority RB, (continued)
$   1,000,000    Rush Presbyterian - St. Luke's
                 Medical Center Obligated
                 Group, Series B
                 2.730%, 11/02/05 (a)
                 Insured: MBIA
                 SPA: JPMorgan Chase .......   $    1,000,000
   10,000,000  Illinois State, GO, Series B
                 2.780%, 11/02/05 (a)
                 SPA: Depfa Bank ...........       10,000,000
                                               --------------
                                                   22,710,000
                                               --------------
               INDIANA - 0.14%
      400,000  Hammond PCR,
                 Amoco Oil Project
                 2.720%, 11/01/05 (a) ......          400,000
                                               --------------
               KENTUCKY - 0.14%
      380,000  Kentucky Economic
                 Development Finance Authority,
                 Hospital Facilities RB, Baptist
                 Healthcare System, Series C,
                 2.720%, 11/01/05 (a)
                 Insured: MBIA
                 SPA: National City Bank ...          380,000
                                               --------------
               MARYLAND - 2.80%
               Maryland State Health & Higher
                 Education Facilities Authority RB
                 Pooled Loan Program
    3,700,000    Series A
                 2.700%, 11/02/05 (a)
                 LOC: Bank One Trust .......        3,700,000
    4,100,000    Series B
                 2.700%, 11/02/05 (a)
                 LOC: First National Bank ..        4,100,000
                                               --------------
                                                    7,800,000
                                               --------------
               MASSACHUSETTS - 5.83%
    3,100,000  Massachusetts State Central
                 Artery, GO, Series A
                 2.720%, 11/01/05 (a)
                 SPA: Landesbank Baden-
                 Wurttemberg ...............        3,100,000
               Massachusetts State HEFA RB,
    2,700,000    Capital Asset Program
                 Series C
                 2.700%, 11/01/05 (a)
                 Insured: MBIA
                 SPA: State Street Bank & Trust     2,700,000
    8,640,000    Harvard University, Series L
                 2.400%, 11/02/05 (a) ......        8,640,000
    1,000,000  Massachusetts State, GO,
                 Series B
                 2.700%, 11/03/05 (a)
                 SPA: Landesbank Hessen
                 Thurigen Girozentrale .....        1,000,000

                                                 AMORTIZED
  PAR VALUE                                        COST
 ----------                                       -------

               MASSACHUSETTS (CONTINUED)
$     800,000  Massachusetts Water Resources
                 Authority, Multi-Modal
                 Subordinated General RB,
                 Series A
                 2.650%, 11/02/05 (a)
                 Insured: AMBAC
                 SPA: Bank of Nova Scotia/
                 Dexia Credit Local ........   $      800,000
                                               --------------
                                                   16,240,000
                                               --------------
               MINNESOTA - 2.49%
      365,000  Minneapolis Convention Center,
                 GO Convention Center Bonds
                 2.550%, 11/03/05 (a)
                 SPA: Dexia Credit Local ...          365,000
      860,000  Minneapolis, Library, GO
                 2.550%, 11/03/05 (a)
                 SPA: Dexia Credit Local ...          860,000
    5,700,000  Owatonna Hospital RB
                 Health Central System
                 2.650%, 11/02/05 (a)
                 LOC: Wells Fargo Bank .....        5,700,000
                                               --------------
                                                    6,925,000
                                               --------------
               MISSOURI - 0.14%
      400,000  Missouri State HEFA RB
                 The Washington
                 University Project Series B
                 2.720%, 11/01/05 (a)
                 SPA: Morgan Guaranty Trust           400,000
                                               --------------
               NEBRASKA - 7.51%
   10,200,000  Linclon Electric System TECP
                 2.620%, 11/09/05 ..........       10,200,000
   10,700,000  Omaha Public Power TECP
                 2.650%, 11/09/05 ..........       10,700,000
                                               --------------
                                                   20,900,000
                                               --------------
               NEVADA - 0.89%
    2,490,000  Clark County School District,
                 GO, Series A
                 2.710%, 11/01/05 (a)
                 Insured: FSA
                 SPA: State Street Bank & Trust     2,490,000
                                               --------------
               NEW JERSEY - 3.86%
    3,700,000  New Jersey Economic Development
                 Authority Water Facilities RB,
                 United Water New Jersey Inc.
                 Project, Series A
                 2.720%, 11/01/05 (a)
                 Insured: AMBAC
                 SPA: Bank of New York .....        3,700,000
    7,000,000  New Jersey State, TRAN
                 Series A
                 4.000%, 06/23/06 ..........        7,053,943
                                               --------------
                                                   10,753,943
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 8

TAX-EXEMPT MONEY MARKET FUND                                   OCTOBER 31, 2005

--------------------------------------------------------------------------------


                                                 AMORTIZED
  PAR VALUE                                        COST
 ----------                                       -------

               NEW MEXICO - 4.49%
$     225,000  Hurley PCR
                 Kennecott Santa Fe Project
                 2.720%, 11/01/05 (a) ......   $      225,000
   12,260,000  New Mexico State Hospital
                 Equipment Loan Council,
                 Hospital RB Presbyterian
                 Healthcare, Series B
                 2.700%, 11/02/05 (a)
                 Insured: FSA
                 SPA: Citibank .............       12,260,000
                                               --------------
                                                   12,485,000
                                               --------------
               NEW YORK - 20.21%
    9,100,000  New York City Housing
                 Development Corp, Multifamily
                 Rent Housing RB, James Tower
                 Development, Series A
                 2.670%, 11/02/05 (a) ......        9,100,000
   10,400,000  New York City Transitional
                 Finance Authority RB,
                 Series 3, Sub Series 3B
                 2.780%, 11/01/05 (a)
                 SPA: Bank of New York .....       10,400,000
               New York City, GO,
   1,000,000     Sub Series E4
                 2.700%, 11/01/05 (a)
                 LOC: State Street Bank & Trust     1,000,000
    1,300,000    Sub Series E5
                 2.710%, 11/01/05 (a)
                 LOC: JPMorgan Chase .......        1,300,000
    5,380,000  New York Metropolitan
                 Transportation Authority,
                 Dedicated Tax Fund RB,
                 Series D-1
                 2.750%, 11/03/05 (a)
                 Insured: AMBAC
                 SPA: Wachovia Bank ........        5,380,000
               New York State Housing Finance
                 Agency RB
    8,790,000    10 Barclay Street, Series A
                 2.750%, 11/02/05 (a) ......        8,790,000
    9,300,000    Normandie Court I Project
                 2.680%, 11/02/05 (a)
                 LOC: Landesbank Hessen
                 Thurigen Girozentrale .....        9,300,000
   11,000,000  New York State Local Government
                 Assistance RB, Series D
                 2.600%, 11/02/05 (a)
                 LOC: Societe Generale .....       11,000,000
                                               --------------
                                                   56,270,000
                                               --------------
               NORTH CAROLINA - 1.51%
    4,200,000  North Carolina State, Public
                 Improvement GO, Series F
                 2.650%, 11/02/05 (a)
                 SPA: Landesbank Hessen
                 Thurigen Girozentrale .....        4,200,000
                                               --------------
               TEXAS - 6.73%
    5,200,000  Gulf Coast Waste Disposal
                 Authority PCR
                 Exxon Project
                 2.730%, 11/01/05 (a) ......        5,200,000



                                                 AMORTIZED
  PAR VALUE                                        COST
 ----------                                       -------

               TEXAS (CONTINUED)
$   2,300,000  Harris County, Health Facilities RB
                 Texas Medical Center Project
                 2.740%, 11/01/05 (a)
                 Insured: MBIA
                 SPA: JPMorgan Chase .......   $    2,300,000
    5,000,000  North Central Texas Hospitals
                 TECP
                 2.640%, 11/30/05 ..........        5,000,000
    2,730,000  Southwest Higher Education
                 Authority RB, Southern
                 Methodist University
                 2.720%, 11/01/05 (a)
                 LOC: Landesbank Hessen
                 Thurigen Girozentrale .....        2,730,000
    3,500,000  Texas Department of
                 Transportation TECP
                 2.720%, 12/07/05 ..........        3,500,000
                                               --------------
                                                   18,730,000
                                               --------------
               UTAH - 1.44%
    3,000,000  Intermountain Public Power TECP
                 2.710%, 12/05/05 ..........        3,000,000
    1,000,000  State of Utah Building Ownership
                 Authority Lease RB, Facilities
                 Master Lease Program, Series C
                 2.780%, 11/02/05 (a)
                 LOC: Landesbank Hessen
                 Thurigen Girozentrale .....        1,000,000
                                               --------------
                                                    4,000,000
                                               --------------
               WASHINGTON - 4.63%
   10,000,000  Washington State Public Power
                 Supply System RB,
                 Nuclear Project No. 1,
                 Series 1A-1
                 2.700%, 11/02/05 (a)
                 LOC: Bank of America ......       10,000,000
    2,900,000  Washington State, GO,
                 Series VR 96B
                 2.540%, 11/02/05 (a)
                 SPA: Landesbank Hessen
                 Thurigen Girozentrale .....        2,900,000
                                               --------------
                                                   12,900,000
                                               --------------
               WEST VIRGINIA - 0.65%
    1,815,000  Marshall County PCR,
                 Ohio Power Project, Series E
                 2.720%, 11/01/05 (a)
                 LOC: Royal Bank of Scotland        1,815,000
                                               --------------
               WISCONSIN - 2.08%
    5,786,000  State of Wisconsin TECP
                 2.820%, 02/08/06 ..........        5,786,000
                                               --------------
               WYOMING - 0.23%
      650,000  Sublette County PCR,
                 Exxon Project
                 2.620%, 11/01/05 (a) ......          650,000
                                               --------------
               TOTAL MUNICIPAL OBLIGATIONS
               (Cost $274,902,411) .........      274,902,411
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 9

ABN AMRO Funds
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                 AMORTIZED
   SHARES                                          COST
----------                                        -------
INVESTMENT COMPANIES - 1.15%
    2,710,118  AIM TFIT-Tax-Free Cash
                 Reserve Portfolio .........   $    2,710,118
        1,221  Dreyfus Tax-Exempt Cash
                 Management Fund ...........            1,221
      488,341  SEI Institutional Tax Free
                 Money Market Fund .........          488,341
                                               --------------
               TOTAL INVESTMENT COMPANIES
               (Cost $3,199,680)                    3,199,680
                                               --------------
TOTAL INVESTMENTS - 99.89%
   (Cost $278,102,091)* ....................      278,102,091
                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.11% ...          295,864
                                               --------------
NET ASSETS - 100.00% .......................   $  278,397,955
                                               ==============

-----------------------
* At October 31, 2005, cost is identical for book and Federal income tax purposes.

(a) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2005. The maturity date shown is the next scheduled demand date.

  AMBAC  Ambac Assurance Corp.
   FGIC  Financial Guaranty Insurance Co.
    FSA  Financial Security Assurance, Inc.
     GO  General Obligation
   HEFA  Health & Educational Facilities Authority
    LOC  Letter of Credit
   MBIA  MBIA Insurance Corporation
    PCR  Pollution Control Revenue
     RB  Revenue Bond
    SPA  Standby Purchase Agreement
   TECP  Tax-Exempt Commercial Paper
   TFIT  Tax-Free Investments Trust
   TRAN  Tax & Revenue Anticipation Note



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 10

ABN AMRO Funds
--------------
TREASURY MONEY MARKET FUND                                      OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

U.S. TREASURY OBLIGATIONS  52%
REPURCHASE AGREEMENTS      47%
CASH AND OTHER NET ASSETS   1%

% OF TOTAL NET ASSETS

                                                 AMORTIZED
  PAR VALUE                                        COST
----------                                        ------
U.S. TREASURY OBLIGATIONS - 52.61%

               U.S. TREASURY BILLS (A) - 37.94%
$  25,000,000  3.050%, 11/03/05 ............   $   24,995,764
   15,000,000  3.092%, 11/03/05 ............       14,997,423
   15,000,000  3.644%, 11/25/05 ............       14,963,560
    5,000,000  3.848%, 02/02/06 ............        4,950,303
   10,000,000  3.660%, 02/16/06 ............        9,891,217
                                               --------------
                                                   69,798,267
                                               --------------
               U.S. TREASURY NOTES - 14.67%
   25,000,000  5.750%, 11/15/05 ............       25,020,421
    2,000,000  2.000%, 05/15/06 ............        1,979,363
                                               --------------
                                                   26,999,784
                                               --------------
               TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $96,798,051) ..........       96,798,051
                                               --------------

                                                 AMORTIZED
  PAR VALUE                                        COST
----------                                        ------

REPURCHASE AGREEMENTS - 46.74%
$  36,000,000  Deutsche Bank, 3.9500%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $36,003,950
                 (collateralized by U.S. Treasury
                 instrument, with interest rate
                 of 3.640%, maturing 2005,
                 total market value
                 $36,720,410) ..............   $   36,000,000
   30,000,000  JPMorgan Chase, 3.900%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $30,003,250
                 (collateralized by U.S. Treasury
                 instruments, with interest
                 rates of 2.625% to 7.625%,
                 and maturities of 2006 to
                 2035, total market value
                 $30,602,943) ..............       30,000,000
   20,000,000  Merrill Lynch, 3.9300%,
                 dated 10/31/05, matures 11/1/05,
                 repurchase price $20,002,183
                 (collateralized by U.S Treasury
                 instrument, with interest rate
                 of 3.875%, maturing 2010,
                 total market value
                 20,400,031) ...............       20,000,000
                                               --------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost $86,000,000)                  86,000,000
                                               --------------

   SHARES
----------

INVESTMENT COMPANIES - 0.61%
      736,087  AIM STIT Treasury Portfolio .          736,087
      383,984  BlackRock Institutional
                 T-Fund Portfolio ..........          383,984
                                               --------------
               TOTAL INVESTMENT COMPANIES
               (Cost $1,120,071)                    1,120,071
                                               --------------
TOTAL INVESTMENTS - 99.96%
   (Cost $183,918,122)* ....................      183,918,122
                                               --------------
NET OTHER ASSETS AND LIABILITIES - 0.04% ...           74,892
                                               --------------
NET ASSETS - 100.00% .......................   $  183,993,014
                                               ==============

-------------------------
   * At October 31, 2005, cost is identical for book and Federal income tax purposes.

 (a)   Annualized yield at the time of purchase.

STIT   Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 11

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


                                                         GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                            MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ----------------   ---------------   ----------------  ----------------
ASSETS:
Investments:
        Investments at amortized cost .................. $    215,944,549   $   147,600,849   $    278,102,091  $     97,918,122
        Repurchase agreements at cost ..................      197,700,000        33,400,000                 --        86,000,000
                                                         ----------------   ---------------   ----------------  ----------------

          Total investments ............................      413,644,549       181,000,849        278,102,091       183,918,122
Receivables:
        Dividends and interest .........................           66,488           103,825            930,795           694,312
        Fund shares sold ...............................           31,474             4,799              1,563                --
Other assets ...........................................            5,277            22,741              3,709            18,223
                                                         ----------------   ---------------   ----------------  ----------------
          Total assets .................................      413,747,788       181,132,214        279,038,158       184,630,657
                                                         ----------------   ---------------   ----------------  ----------------
LIABILITIES:
Payables:
        Dividend distribution ..........................        1,077,047                --            531,895           549,676
        Fund shares redeemed ...........................            5,169             8,394                 --                --
        Due to Adviser, net (Note E) ...................           70,642            31,811             55,770            37,822
        Administration fees (Note E) ...................           19,325             8,673             14,323             9,840
        Distribution fees (Note E) .....................            1,547             8,032                972               247
        Shareholder service fees (Note E) ..............            2,011            14,995                 --                --
        Audit and tax fees .............................           10,196             8,420              9,222             9,481
        Reports to shareholders expense ................           21,170             4,897              4,533             9,837
        Trustees fees and related expenses (Note E) ....            6,701             2,734              4,791             3,400
Accrued expenses and other payables ....................           38,076             1,384             18,697            17,340
                                                         ----------------   ---------------   ----------------  ----------------
          Total liabilities ............................        1,251,884            89,340            640,203           637,643
                                                         ----------------   ---------------   ----------------  ----------------
NET ASSETS ............................................. $    412,495,904   $   181,042,874   $    278,397,955  $    183,993,014
                                                         ================   ===============   ================  ================

NET ASSETS CONSIST OF:
    Paid in capital .................................... $    412,464,282   $   181,042,890   $    278,397,955  $    183,992,774
    Accumulated undistributed net investment income ....           31,622                --                 --                --
    Accumulated net realized gain (loss) on investments                --               (16)                --               240
                                                         ----------------   ---------------   ----------------  ----------------
        TOTAL NET ASSETS ............................... $    412,495,904   $   181,042,874   $    278,397,955  $    183,993,014
                                                         ================   ===============   ================  ================
CLASS I:
    Net Assets ......................................... $    380,874,913   $     9,535,104   $    260,210,376  $    178,796,095
    Shares of beneficial interest outstanding
       (unlimited authorization) .......................      380,842,346         9,534,976        260,211,163       178,804,201
        NET ASSET VALUE
          Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............. $           1.00   $          1.00   $           1.00  $           1.00
                                                         ================   ===============   ================  ================
CLASS S:
    Net Assets ......................................... $     31,620,991   $   171,507,770   $     18,187,579  $      5,196,919
    Shares of beneficial interest outstanding
       (unlimited authorization) .......................       31,623,671       171,508,168         18,188,221         5,195,824
        NET ASSET VALUE
          Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............. $           1.00   $          1.00   $           1.00  $           1.00
                                                         ================   ===============   ================  ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 12

ABN AMRO Funds
--------------
FOR THE YEAR ENDED OCTOBER 31, 2005
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------



                                                         GOVERNMENT MONEY         MONEY       TAX-EXEMPT MONEY   TREASURY MONEY
                                                            MARKET FUND        MARKET FUND       MARKET FUND       MARKET FUND
                                                         ----------------   ---------------   ----------------  ----------------
INVESTMENT INCOME:
     Dividends ......................................... $        172,665   $        10,236   $        159,562  $         47,178
     Interest ..........................................       13,004,084         4,518,117          6,011,960         6,932,334
                                                         ----------------   ---------------   ----------------  ----------------
      Total investment income ..........................       13,176,749         4,528,353          6,171,522         6,979,512
                                                         ----------------   ---------------   ----------------  ----------------

EXPENSES:
     Investment advisory fees (Note E) .................          909,029           536,767          1,009,500           921,284
     Distribution expenses(a) (Note E) .................           85,749           370,902             87,255            17,227
     Shareholder service fees(a) (Note E) ..............           24,010           163,197                 --                --
     Transfer agent fees ...............................           40,097            11,313             34,005            35,183
     Administration fees (Note E) ......................          240,366            87,230            156,871           142,927
     Registration expenses .............................           30,613            29,911             29,619            30,963
     Custodian fees ....................................           35,588            30,031             30,705            27,488
     Professional fees .................................           32,863            21,624             26,619            26,002
     Trustees fees and related expenses (Note E) .......           19,045             6,995             12,889            11,274
     Other expenses ....................................           48,344            61,032             24,255            58,965
                                                         ----------------   ---------------   ----------------  ----------------
      Total operating expenses before waivers ..........        1,465,704         1,319,002          1,411,718         1,271,313
                                                         ----------------   ---------------   ----------------  ----------------
      Less: Investment advisory fees waived (Note E) ...               --          (217,464)          (372,649)         (306,479)
                                                         ----------------   ---------------   ----------------  ----------------
      Net operating expenses ...........................        1,465,704         1,101,538          1,039,069           964,834
                                                         ----------------   ---------------   ----------------  ----------------
      Interest expense (Note F) ........................               --                --             12,695                --
                                                         ----------------   ---------------   ----------------  ----------------
      Net expenses .....................................        1,465,704         1,101,538          1,051,764           964,834
                                                         ----------------   ---------------   ----------------  ----------------

NET INVESTMENT INCOME ..................................       11,711,045         3,426,815          5,119,758         6,014,678
                                                         ----------------   ---------------   ----------------  ----------------

NET REALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments ..................               --                --                 --               240
                                                         ----------------   ---------------   ----------------  ----------------
NET REALIZED GAIN ON INVESTMENTS .......................               --                --                 --               240
                                                         ----------------   ---------------   ----------------  ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ............. $     11,711,045   $     3,426,815   $      5,119,758  $      6,014,918
                                                         ================   ===============   ================  ================


--------------------------------------------------------
(a) Fees are incurred at the Class S Level.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 13

ABN AMRO Funds
--------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                          GOVERNMENT MONEY MARKET FUND                 MONEY MARKET FUND
                                                       -----------------------------------   -----------------------------------
                                                             YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2005               2004               2005               2004
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $    492,385,672   $    495,640,765   $    137,652,825   $    132,534,879
                                                       ----------------   ----------------   ----------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income ........................        11,711,045          4,418,645          3,426,815            715,593
       Net realized gain on investments sold ........                --              3,185                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
       Net increase in net assets from operations ...        11,711,045          4,421,830          3,426,815            715,593
                                                       ----------------   ----------------   ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I ......................................       (10,956,036)        (4,160,923)          (131,453)           (20,997)
       Class S ......................................          (755,009)          (257,722)        (3,295,362)          (694,596)
    Net realized gain on investments:
       Class I ......................................              (811)                --                 --                 --
       Class S ......................................               (71)                --                 --                 --
                                                       ----------------   ----------------   ----------------   ----------------
          Total distributions .......................       (11,711,927)        (4,418,645)        (3,426,815)          (715,593)
                                                       ----------------   ----------------   ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I ......................................     1,461,781,812        959,065,544         42,355,059         29,871,289
       Class S ......................................        82,615,935        158,956,996        567,766,948        525,551,961
    Proceeds from reinvestment of distributions:
       Class I ......................................           592,711            207,715            131,383             20,993
       Class S ......................................           754,332            257,715          3,286,376            694,510
    Cost of shares redeemed:
       Class I ......................................    (1,540,973,368)      (953,673,989)       (37,772,799)       (25,372,747)
       Class S ......................................       (84,660,308)      (168,072,259)      (532,376,918)      (525,648,060)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) from capital
              share transactions ....................       (79,888,886)        (3,258,278)        43,390,049          5,117,946
                                                       ----------------   ----------------   ----------------   ----------------
          Total increase (decrease) in net assets ...       (79,889,768)        (3,255,093)        43,390,049          5,117,946
                                                       ----------------   ----------------   ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $    412,495,904   $    492,385,672   $    181,042,874   $    137,652,825
                                                       ================   ================   ================   ================
       (A) Undistributed net investment income ......  $         31,622   $         31,622   $             --   $             --
                                                       ================   ================   ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I
       Sold .........................................     1,461,781,812        959,065,544         42,355,059         29,871,289
       Proceeds from reinvestment of distributions ..           592,711            207,715            131,383             20,993
       Redeemed .....................................    (1,540,973,368)      (953,673,989)       (37,772,799)       (25,372,747)
    Class S
       Sold .........................................        82,615,935        158,956,996        567,766,948        525,551,963
       Proceeds from reinvestment of distributions ..           754,332            257,715          3,286,376            694,510
       Redeemed .....................................       (84,660,308)      (168,072,259)      (532,376,918)      (525,648,060)
                                                       ----------------   ----------------   ----------------   ----------------
          Net increase (decrease) in shares outstanding     (79,888,886)        (3,258,278)        43,390,049          5,117,948
                                                       ================   ================   ================   ================





                                                           TAX-EXEMPT MONEY MARKET FUND          TREASURY MONEY MARKET FUND
                                                       -----------------------------------   ----------------------------------
                                                             YEARS ENDED OCTOBER 31,               YEARS ENDED OCTOBER 31,
                                                             2005               2004               2005               2004
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...................  $    289,817,134   $    295,874,695   $   315,326,381   $    405,745,351
                                                       ----------------   ----------------   ---------------   ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income ........................         5,119,758          2,233,836         6,014,678          2,686,476
       Net realized gain on investments sold ........                --                 --               240                 77
                                                       ----------------   ----------------   ---------------   ----------------
       Net increase in net assets from operations ...         5,119,758          2,233,836         6,014,918          2,686,553
                                                       ----------------   ----------------   ---------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class I ......................................        (4,597,020)        (2,099,829)       (5,875,226)        (2,639,206)
       Class S ......................................          (522,738)          (134,007)         (139,452)           (47,270)
    Net realized gain on investments:
       Class I ......................................                --                 --               (75)                --
       Class S ......................................                --                 --                (2)                --
                                                       ----------------   ----------------   ---------------   ----------------
          Total distributions .......................        (5,119,758)        (2,233,836)       (6,014,755)        (2,686,476)
                                                       ----------------   ----------------   ---------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class I ......................................       641,284,230        422,734,104       504,203,062        818,749,582
       Class S ......................................       503,203,397        206,661,844        27,150,457         30,475,184
    Proceeds from reinvestment of distributions:
       Class I ......................................             6,078              1,318            24,246             12,467
       Class S ......................................           440,848            134,239           138,277             42,392
    Cost of shares redeemed:
       Class I ......................................      (643,667,195)      (434,906,784)     (633,603,437)      (880,894,083)
       Class S ......................................      (512,686,537)      (200,682,282)      (29,246,135)       (58,804,589)
                                                       ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) from capital
              share transactions ....................       (11,419,179)        (6,057,561)     (131,333,530)       (90,419,047)
                                                       ----------------   ----------------   ---------------   ----------------
          Total increase (decrease) in net assets ...       (11,419,179)        (6,057,561)     (131,333,367)       (90,418,970)
                                                       ----------------   ----------------   ---------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ......  $    278,397,955   $    289,817,134   $   183,993,014   $    315,326,381
                                                       ================   ================   ===============   ================
       (A) Undistributed net investment income ......  $             --   $             --   $            --   $             --
                                                       ================   ================   ===============   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class I
       Sold .........................................       641,284,230        422,734,104       504,203,062        818,749,582
       Proceeds from reinvestment of distributions ..             6,078              1,318            24,246             12,467
       Redeemed .....................................      (643,667,195)      (434,906,784)     (633,603,437)      (880,894,083)
    Class S
       Sold .........................................       503,203,397        206,661,844        27,150,457         30,475,184
       Proceeds from reinvestment of distributions ..           440,848            134,239           138,277             42,392
       Redeemed .....................................      (512,686,537)      (200,682,282)      (29,246,135)       (58,804,589)
                                                       ----------------   ----------------   ---------------   ----------------
          Net increase (decrease) in shares outstanding     (11,419,179)        (6,057,561)     (131,333,530)       (90,419,047)
                                                       ================   ================   ===============   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

PAGES 14 & 15

ABN AMRO Funds
--------------
GOVERNMENT MONEY MARKET FUND                                    OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS         YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED           ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01        12/31/00
                                         ------------   ------------   ------------   ------------   ------------    ------------
CLASS I
Net Asset Value, Beginning of Period ... $       1.00    $      1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.03           0.01           0.01           0.02           0.04            0.06
                                         ------------   ------------   ------------   ------------   ------------    ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income .............        (0.03)         (0.01)         (0.01)         (0.02)         (0.04)          (0.06)
     Net realized gain on investments ..           --(a)          --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Total distribution ................        (0.03)         (0.01)         (0.01)         (0.02)         (0.04)          (0.06)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN                                     2.59%          0.91%          0.98%          1.70%          3.57%(b)        6.08%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $    380,875   $    459,475   $    453,873   $    492,398   $    611,611    $    589,752
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.30%          0.30%          0.29%          0.30%          0.38%           0.41%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.30%          0.30%          0.29%          0.30%          0.31%           0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         2.60%          0.91%          0.98%          1.70%          4.14%           5.84%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.60%          0.91%          0.98%          1.70%          4.21%           5.92%


------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02           0.01           0.01           0.01           0.03            0.06
                                         ------------   ------------   ------------   ------------   ------------    ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income .............        (0.02)         (0.01)         (0.01)         (0.01)         (0.03)          (0.06)
     Net realized gain on investments ..           --(a)          --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Total distribution ................        (0.02)         (0.01)         (0.01)         (0.01)         (0.03)          (0.06)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         2.26%          0.58%          0.65%          1.36%          3.30%(b)        5.74%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     31,621   $     32,911   $     41,768   $     30,590   $     44,190    $     76,097
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.62%          0.62%          0.62%          0.63%          0.71%           0.91%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.62%          0.62%          0.62%          0.63%          0.63%           0.65%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         2.28%          0.59%          0.65%          1.37%          3.81%           5.34%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.28%          0.59%          0.65%          1.37%          3.89%           5.60%

---------------------------------------------------------------------
 (a) Represents less than $0.005 per share.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 16

ABN AMRO Funds
--------------
MONEY MARKET FUND                                               OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS        YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01       12/31/00
                                         ------------   ------------   ------------   ------------   ------------    ------------
CLASS I
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.03           0.01           0.01           0.02(a)        0.04            0.06
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Less distributions from
       net investment income ...........        (0.03)         (0.01)         (0.01)         (0.02)         (0.04)          (0.06)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         2.57%          0.87%          0.92%          1.58%          3.65%(b)        6.21%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $      9,535   $      4,821   $        302   $        414   $      1,672    $     44,274
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.51%          0.50%          0.50%          0.49%          0.58%           0.56%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.37%          0.37%          0.37%          0.37%          0.36%           0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         2.44%          0.73%          0.78%          1.45%          4.17%           5.58%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.58%          0.86%          0.91%          1.57%          4.39%           5.81%


------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02           0.01           0.01           0.01(a)        0.03            0.06
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Less distributions from
       net investment income ...........        (0.02)         (0.01)         (0.01)         (0.01)         (0.03)          (0.06)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         2.20%          0.50%          0.55%          1.22%          3.34%(b)        5.83%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $    171,508   $    132,831   $    132,233   $    143,446   $    176,451    $    231,648
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.87%          0.86%          0.86%          0.85%          0.94%           1.06%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.73%          0.73%          0.73%          0.73%          0.72%           0.69%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         2.08%          0.37%          0.42%          1.09%          3.81%           5.08%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.22%          0.50%          0.55%          1.21%          4.03%           5.45%

----------------------------------------------------------------------
 (a) The selected per share data was calculated using weighted average shares method for the period.
 (b) Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 17

ABN AMRO Funds
--------------
TAX-EXEMPT MONEY MARKET FUND                                    OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS        YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01       12/31/00
                                         ------------   ------------   ------------   ------------   ------------    ------------
CLASS I
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02           0.01           0.01           0.01           0.02            0.04
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Less distributions from
       net investment income ...........        (0.02)         (0.01)         (0.01)         (0.01)         (0.02)          (0.04)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         1.83%          0.74%          0.72%          1.12%          2.17%(a)        3.87%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $    260,210   $    262,587   $    274,759   $    340,683   $    434,372    $    416,864
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.46%          0.46%          0.46%          0.45%          0.55%           0.55%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.33%          0.33%          0.33%          0.33%          0.33%           0.32%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         1.68%          0.61%          0.59%          0.99%          2.38%           3.57%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         1.81%          0.74%          0.72%          1.11%          2.60%           3.80%


------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02             --(b)          --(b)        0.01           0.02            0.04
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Less distributions from
       net investment income ...........        (0.02)            --(b)          --(b)       (0.01)         (0.02)          (0.04)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN                                     1.57%          0.49%          0.47%          0.87%          1.96%(a)        3.61%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     18,188   $     27,230   $     21,116   $     20,930   $     27,776    $     65,046
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.71%          0.71%          0.71%          0.70%          0.80%           1.05%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.58%          0.58%          0.58%          0.58%          0.58%           0.57%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         1.43%          0.36%          0.34%          0.74%          2.13%           3.07%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         1.56%          0.49%          0.47%          0.86%          2.35%           3.55%

----------------------------------------------------------------------
 (a)  Not Annualized.
 (b)  Represents less than $0.005 per share.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 18

ABN AMRO Funds
--------------
TREASURY MONEY MARKET FUND                                      OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS        YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01       12/31/00
                                         ------------   ------------   ------------   ------------   ------------    ------------
CLASS I
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02           0.01           0.01           0.01           0.03            0.06
                                         ------------   ------------   ------------   ------------   ------------    ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income .............        (0.02)         (0.01)         (0.01)         (0.01)         (0.03)          (0.06)
     Net realized gain on investments ..           --(a)          --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Total distribution ................        (0.02)         (0.01)         (0.01)         (0.01)         (0.03)          (0.06)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         2.41%          0.75%          0.85%          1.47%          3.40%(b)        5.85%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's   $    178,796   $    308,172   $    370,304   $    338,172   $    246,473    $    219,437
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.48%          0.46%          0.46%          0.46%          0.56%           0.58%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.36%          0.36%          0.36%          0.36%          0.34%           0.35%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         2.17%          0.63%          0.74%          1.35%          3.76%           5.44%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.29%          0.73%          0.84%          1.45%          3.98%           5.67%


------------------------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ------------   ------------   ------------   ------------   ------------    ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .............         0.02             --(a)        0.01           0.01           0.03            0.05
                                         ------------   ------------   ------------   ------------   ------------    ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income .............        (0.02)            --(a)       (0.01)         (0.01)         (0.03)          (0.05)
     Net realized gain on investments ..           --(a)          --             --             --             --              --
                                         ------------   ------------   ------------   ------------   ------------    ------------
     Total distribution ................        (0.02)            --          (0.01)         (0.01)         (0.03)          (0.05)
                                         ------------   ------------   ------------   ------------   ------------    ------------
Net Asset Value, End of Period ......... $       1.00   $       1.00   $       1.00   $       1.00   $       1.00    $       1.00
                                         ============   ============   ============   ============   ============    ============
TOTAL RETURN ...........................         2.16%          0.50%          0.60%          1.22%          3.19%(b)        5.59%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $      5,197   $      7,154   $     35,441   $     31,128   $     26,193    $     13,422
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         0.73%          0.71%          0.71%          0.71%          0.81%           1.08%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         0.61%          0.61%          0.61%          0.61%          0.59%           0.60%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ..........         1.92%          0.38%          0.49%          1.10%          3.51%           4.94%
     After reimbursement and/or waiver
       of expenses by Adviser ..........         2.04%          0.48%          0.59%          1.20%          3.73%           5.42%

------------------------------------------------------------------
 (a) Represents less than $0.005 per share.
 (b) Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 19

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and operates as an open-end management investment company that is comprised of 27 separate portfolios.

The following Portfolios of the Trust are included in these financial statements: ABN AMRO Government Money Market Fund ("Government Money Market Fund"), ABN AMRO Money Market Fund ("Money Market Fund"), ABN AMRO Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund") and ABN AMRO Treasury Money Market Fund ("Treasury Money Market Fund") (each a "Fund" and collectively, the "Funds").

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds and repurchase agreements, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: Government Money Market Fund and Money Market Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2005, the following
Fund had available realized capital losses to offset future net capital gains through fiscal year ended:

                                 AMOUNT      EXPIRATION DATE
                                 ------      ---------------
Money Market Fund                $   10               2006
                                      6               2008

(6) MULTI-CLASS OPERATIONS: The Funds are authorized to issue two classes of shares, Class I and Class S. The classes are substantially the same except that Class S bears class specific expenses, which relate to distribution fees and shareholder service fees. Each class offered by these Funds has equal rights as to assets. Income, fund level specific expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that

| 20

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

NOTE (C) DIVIDENDS  FROM  NET  INVESTMENT  INCOME  AND  DISTRIBUTIONS OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses.

Permanent differences between book and tax basis reporting for the 2005 fiscal year end have been identified and appropriately reclassified as indicated below. This reclassification has no impact on net assets.

                            ACCUMULATED NET
FUND                         REALIZED GAIN    PAID IN CAPITAL
Tax-Exempt Money
    Market Fund ..........    $1,324             $(1,324)

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2005 and 2004 was as follows:

                 DISTRIBUTIONS PAID IN 2005       DISTRIBUTIONS PAID IN 2004
                    TAX-EXEMPT ORDINARY          TAX-EXEMPT     ORDINARY
                      INCOME    INCOME             INCOME        INCOME
Government Money
    Market Fund .... $     --  $11,208,138   $       --      $  4,116,031
Money Market Fund ..       --    3,426,815           --           715,593
Tax-Exempt Money
    Market Fund .... 4,882,771          --    2,083,226                --
Treasury Money
    Market Fund ....       --     5,815,496          --         2,530,817

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                                         UNDISTRIBUTED UNDISTRIBUTED
                             CAPITAL LOSS   ORDINARY     TAX-EXEMPT
                             CARRYFORWARD    INCOME        INCOME
Government Money
    Market Fund ............  $     --     $ 1,108,669   $       --
Money Market Fund ..........       (16)             --           --
Tax-Exempt Money
    Market Fund ............        --              --      531,895
Treasury Money Market Fund .        --         549,916           --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Funds with investment advisory services. Under the terms of each Fund's investment advisory agreement, fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds have an expense limitation agreement with the Adviser, which caps annual total expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively.

                                                             EXPENSE LIMITATIONS
                                                              FOR TOTAL EXPENSES
                                        ADVISORY FEES
                                        ANNUAL RATE       CLASS I      CLASS S

Government Money Market Fund ...........   0.20%          0.31%        0.63%
Money Market Fund ......................   0.35%          0.37%        0.73%
Tax-Exempt Money Market Fund ...........   0.35%          0.33%        0.58%
Treasury Money Market Fund .............   0.35%          0.36%        0.61%

ABN AMRO Investment Fund Services, Inc. (the "Administrator"), provides the Funds with various administrative services. Effective April 1, 2005, under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The administration fee arrangement is as follows:

ADMINISTRATION FEES AT TRUST LEVEL      ANNUAL RATE
First $7.4 billion                         0.0490%
Over $7.4 billion                          0.0465%

Prior to April 1, 2005, under terms of the administration agreement, administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees were accrued for at a fixed charge that varied according to the size of the Fund. The fee arrangements were as follows:

ADMINISTRATION FEES
AT TRUST LEVEL             ANNUAL RATE    CUSTODY LIAISON FEES       ANNUAL RATE
First $2 billion             0.060%       First $100 million             $10,000
$2 billion to $12.5 billion  0.050%       $100 million to $500 million    15,000
Over $12.5 billion           0.045%       Over $500 million               20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Funds. Effective April 1, 2005, under the terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The sub-administration fee arrangement is as follows:

SUB-ADMINISTRATION FEES    ANNUAL RATE
First $7.4 billion           0.0255%
Over $7.4 billion            0.0230%

                                                                            | 21

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


Prior  to  April  1,  2005,  under   the   terms   of   the   sub-administration
agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, as follows:

SUB-ADMINISTRATION FEES    ANNUAL RATE
-----------------------    -----------
First $2 billion             0.045%
$2 billion to $3 billion     0.040%
$3 billion to $8 billion     0.030%
$8 billion to $12 billion    0.025%
Over $12 billion             0.020%

Prior to April 1, 2005, custody liaison fees were fixed at an annual rate of $10,000 per Fund. Effective April 1, 2005, these were eliminated.

ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S shares. The Distributor is paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Class S shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective January 1, 2005, the Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year. Between March 1, 2004 and January 1, 2005, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $10,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses. Additionally, the Chairman of the Audit Committee received an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2005, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including the Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2005, there were no borrowings outstanding on the line of credit. During the fiscal year, Tax-Exempt Money Market Fund made the following borrowings. Interest expense of $12,695 was paid on these borrowings.

AMOUNT OF LOAN    DURATION OF LOAN    INTEREST RATE     INTEREST EXPENSE
--------------    ----------------    -------------     ----------------
$17,000,000           3 days              3.655%                 $5,178
  9,100,000           1 day               3.685%                    932
  5,550,000           3 days              3.430%                  1,586
  7,600,000           1 day               3.860%                    815
  2,450,000           1 day               3.780%                    257
 12,400,000           3 days              3.800%                  3,927

NOTE (G) SUBSEQUENT EVENT: Effective January 1, 2006, ABNAMRO  Asset  Management
(USA) LLC ("AAAMLLC") intends to merge with ABN AMRO Asset Management, Inc. ("AAAM, Inc."). Any existing contracts between the Funds' and AAAMLLC will continue under AAAM, Inc.

| 22

ABN AMRO Funds
--------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Government Money Market Fund, Money Market Fund, Tax-Exempt Money Market Fund, and Treasury Money Market Fund (the "Funds") (four of the portfolios constituting the ABN AMRO Funds (the "Trust")) as of October 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of ABN AMRO Funds at October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                            /S/ERNST & YOUNG LLP
Chicago, Illinois
December 14, 2005

                                                                            | 23

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 800 SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on ABN AMRO Funds' Web site at www.abnamrofunds.com; and (iii) on the SEC's Web site at www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30, 2005 is available without charge (i) on the Funds' Web site at www.abnamrofunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: For the year ended October 31, 2005, 100.00% of the income distributions made by Tax-Exempt Money Market Fund were exempt from federal income taxes.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

| 24

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                               BEGINNING   ENDING
                                ACCOUNT    ACCOUNT               EXPENSES
                                 VALUE      VALUE       EXPENSE  PAID DURING
                               05/01/05    10/31/05     RATIO(1) PERIOD(2)
GOVERNMENT MONEY MARKET FUND
  ACTUAL FUND RETURN
    Class I ..................  $1,000     $1,015.60     0.30%   $1.52
    Class S ..................   1,000      1,014.00     0.62%    3.15
  HYPOTHETICAL 5% RETURN
    Class I ..................  $1,000     $1,023.69     0.30%   $1.53
    Class S ..................   1,000      1,022.08     0.62%    3.16
MONEY MARKET  FUND
  ACTUAL FUND RETURN
    Class I ..................  $1,000     $1,015.40     0.37%   $1.88
    Class S ..................   1,000      1,013.60     0.73%    3.71
  HYPOTHETICAL 5% RETURN
    Class I ..................  $1,000     $1,023.34     0.37%   $1.89
    Class S ..................   1,000      1,021.53     0.73%    3.72
TAX-EXEMPT MONEY MARKET FUND
  ACTUAL FUND RETURN
    Class I ..................  $1,000     $1,010.80     0.33%   $1.67
    Class S ..................   1,000      1,009.50     0.58%    2.94
  HYPOTHETICAL 5% RETURN
    Class I ..................  $1,000     $1,023.54     0.33%   $1.68
    Class S ..................   1,000      1,022.28     0.58%    2.96
TREASURY MONEY MARKET FUND
  ACTUAL FUND RETURN
    Class I ..................  $1,000     $1,014.80     0.36%   $1.83
    Class S ..................   1,000      1,013.60     0.61%    3.10
  HYPOTHETICAL 5% RETURN
    Class I ..................  $1,000     $1,023.39     0.36%   $1.84
    Class S ..................   1,000      1,022.13     0.61%    3.11

(1) Annualized, based on a Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

                                                                            | 25

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


                                                                                        NUMBER OF
                                 TERM OF                                              PORTFOLIOS IN
                               OFFICE 1 AND                                             FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)             OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS                TRUSTEE             HELD BY TRUSTEE


DISINTERESTED TRUSTEES
Leonard F. Amari                 12 years       Partner at the law offices of               27          Director, United Community
c/o 161 North Clark Street                      Amari & Locallo, a practice with                        Bank of Lisle; Director,
Chicago, IL 60601                               exclusive concentration in real                         Delaware Place Bank;
Age: 63                                         estate taxation and related                             Trustee, John Marshall Law
Trustee                                         areas, since 1987; Special                              School.
                                                Assistant Attorney General since
                                                1986.

Robert A. Kushner                 6 years       Retired. Vice President,                    27          None.
c/o 161 North Clark Street                      Secretary and General Counsel
Chicago, IL 60601                               at Cyclops Industries, Inc.,
Age: 69                                         1976-1992.
Trustee

Gregory T. Mutz                  12 years       CEO of AMLI Residential Properties          27          Chairman of the Board of
c/o 161 North Clark Street                      Trust (NYSE: AML) (a Multifamily                        AMLI Residential Properties
Chicago, IL 60601                               REIT), a successor company to AMLI                      Trust (NYSE:AML)
Age: 59                                         Reality Co. since 2004; Chairman
Lead Independent Trustee                        of AMLI Residential Properties
                                                since 1994; Vice Chairman of UICI
                                                (NYSE: UCI) (an insurance holding
                                                company) from 2003-2004; President
                                                and CEO of UICI from 1999-2003;
                                                Chairman of Academic Management
                                                Services Corp. (a student loans
                                                and finance company) from 2000-2003.

Robert B. Scherer                 6 years       President of The Rockridge Group,           27          Director, Title Reinsurance
c/o 161 North Clark Street                      Ltd., (title insurance industry                         Company (insurance for
Chicago, IL 60601                               consulting services) since 1994.                        title agents).
Age: 64
Trustee

Nathan Shapiro                   12 years       President of SF Investments, Inc.           27          Director, Baldwin & Lyons,
c/o 161 North Clark Street                      (broker/dealer and investment                           Inc. (property and casualty
Chicago, IL 60601                               banking firm) since 1971.                               insurance firm).
Age: 69
Trustee

Denis Springer                    6 years       Retired. Senior Vice President              27          None.
c/o 161 North Clark Street                      and Chief Financial Officer of
Chicago, IL 60601                               Burlington Northern Santa Fe Corp.
Age: 59                                         (railroad), 1995-1999.
Trustee

INTERESTED TRUSTEES 2

Stuart D. Bilton, CFA            12 years       Vice Chairman of ABN AMRO Asset             27          Director, Baldwin & Lyons,
c/o 161 North Clark Street                      Management Holdings, Inc.;                              Inc. (property and casualty
Chicago, IL 60601                               President and Chief Executive                           insurance firm); Director,
Age: 59                                         Officer of ABN AMRO Asset                               Veredus Asset Management
Chairman, Board of Trustees                     Management Holdings, Inc. from                          LLC; Director, TAMRO Capital
                                                2001-2003; President of Alleghany                       Partners LLC; Director,
                                                Asset Management, Inc. from                             River Road Asset Management,
                                                1996-2001 (purchased by ABN AMRO                        LLC.
                                                in February 2001).

| 26

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------


                                                                                        NUMBER OF
                                 TERM OF                                              PORTFOLIOS IN
                               OFFICE 1 AND                                             FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)             OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS                TRUSTEE             HELD BY TRUSTEE

INTERESTED TRUSTEES 2 (CONTINUED)
Julian Ide                      Since March     Global Head of Funds Distributor            27          None.
c/o 161 North Clark Street      17, 2005        of ABN AMRO Asset Management
Chicago, IL  60601                              since 2003; Managing Director of
Age: 42                                         European Retail Business of
Trustee                                         Schroder Investment Management
                                                International Limited from 2001
                                                to 2002; Chief Executive, UK
                                                Retail of Merrill Lynch Investment
                                                Managers from 2000 to 2001;
                                                Managing Director and Head of
                                                Distributor Sales, Merrill Lynch
                                                Investment Managers from 1998 to
                                                2000


OFFICER(S) WHO ARE NOT TRUSTEES
Kenneth C. Anderson              12 years       President and Chief Executive               N/A         N/A
c/o 161 North Clark Street                      Officer of ABN AMRO Investment
Chicago, IL 60601                               Fund Services, Inc. (formerly
Age: 41                                         known as Alleghany Investment
President (Chief Executive Officer)             Services, Inc.) since 1995;
                                                Executive Vice President of ABN
                                                AMRO Asset Management (USA) LLC
                                                since 2001; Director, ABN AMRO
                                                Trust Services Company since
                                                2001; Director, TAMRO Capital
                                                Partners LLC and Veredus Asset
                                                Management LLC since 2001; Officer
                                                of the Trust since 1993; CPA

Gerald F. Dillenburg              9 years       Senior Managing Director ("SMD")            N/A         N/A
c/o 161 North Clark Street                      of ABN AMRO Investment Fund
Chicago, IL 60601                               Services, Inc. (formerly known
Age: 38                                         as Alleghany Investment Services,
Senior Vice President, Secretary                Inc.) since 1996; SMD of ABN AMRO
and Treasurer (Chief Financial                  Asset Management Holdings, Inc.,
Officer, Chief Operating Officer                ABN AMRO Asset Management (USA)
and Chief Compliance Officer)                   LLC and ABN AMRO Asset Management,
                                                Inc. (formerly known as Chicago
                                                Capital Management, Inc.) since
                                                2001; Operations manager and
                                                compliance officer of all mutual
                                                funds since 1996; CPA.

William Long                      4 years       Vice President of Montag &                  N/A         N/A
c/o 161 North Clark Street                      Caldwell, Inc., since 2000;
Chicago, IL 60601                               former Vice President and
Age: 44                                         Director of Sales for First
Vice President                                  Capital Group, First Union
                                                National Bank, 1996-2000.

--------------------------------------------------------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Ide are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' Investment Adviser.


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992 8151.

                                                                            | 27

                     THIS PAGE IS LEFT BLANK INTENTIONALLY.

ABN AMRO Funds

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  River Road Asset Management LLC
  Meidinger Tower, Suite 1600
  462 South Fourth Street
  Louisville, KY 40202


  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940


  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406

  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer, Chief Financial
     Officer, Chief Operating Officer and Chief
     Compliance Officer
  William Long, Vice President
  Juli A. Braun, Assistant Secretary
  Laura M. Curylo, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary
  Joseph W. Wheeler, Assistant Treasurer

  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153


  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz, P.C.
  222 N. LaSalle Street
  Chicago, IL 60601


  INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992 8151.

[LOGO]
ABN AMRO ASSET MANAGEMENT


ABAN 05 02

[GRAPHIC OMITTED]
ABN AMRO ASSET MANAGEMENT    ABN AMRO FUNDS


[GRAPHIC OMITTED]
GLOBE ART

OCTOBER 31/2005             CLASS Y & YS SHARES
ANNUAL REPORT 2005          INSTITUTIONAL MONEY MARKET

ABN AMRO Funds

Dear Fellow Shareholder,

Most stock and bond market benchmarks ended the past year in positive territory, despite having to scale a "wall of worry" created by the uncertainty over the outcome of geo-political events, the human and economic toll of several natural disasters, and the direction of the economy, inflation and interest rates.

U.S. equity markets, bolstered by steady economic and earnings growth, overcame a number of negative events to finish the past year with solid gains. Stocks began the period on a firm footing amid high expectations for the economy. But the stock market began to slump in early 2005, dragged lower by surging oil prices and geo-political unrest, which somewhat cooled investors' enthusiasm for stocks. In the summer, stocks started to gather steam again until Hurricane Katrina--the worst natural disaster in U.S. history--bore down on the market. In addition to the devastating human toll that storm exacted, it also led to record-high prices for gasoline, natural gas and oil, and worries about rising inflation. Fearing that the nearly year-long run-up in energy prices--coupled with earlier increases in other commodity and consumer prices--would heighten inflationary pressures, the Federal Reserve Board (the "Fed") raised short-term interest rates eight times during the year. Stock market breadth was relatively narrow, with most equity benchmark gains significantly influenced by the rapid appreciation of energy-related investments. Foreign stocks enjoyed broader-based advances, fueled by strong corporate earnings gains and markedly improved economies in many regions across the globe.

Bonds, too, posted modest gains during the year. After a nearly four-year stint of outperforming stocks, the Fed's efforts to stave off inflationary pressures and cool the red-hot housing markets curbed bond returns. Fixed-income investments of all types came under more intense pressure in the final months because inflation--which investors dread since it eats away at the value of their fixed-income investments--was a persistent threat.

As we enter 2006, admittedly a host of uncertainties remain. In our view, it's quite possible that the list of fears that have been weighing on the market--including the potential deflation of the housing bubble, a much-anticipated but yet-to-materialize slowdown in consumer spending, and further potential inflation pressures--may be overblown. At this time, oil prices have already retreated substantially, economic growth remains sound and the U.S. workforce is almost fully employed. That said, our portfolio managers are always investing with an eye toward balancing risk and reward. We believe that no matter what the macroeconomic and market environment, opportunities will exist for our shareholders.

I'm confident that our team of portfolio managers' discipline, experience and long-term perspective will prove valuable in the coming year. By following strict time-tested investment processes, our investment team isn't swayed by short-term swings in the market. This style consistency allows our fellow shareholders in ABN AMRO Funds to establish asset allocations they can rely on for the long-term, with confidence that our managers will remain true to their style, whether or not that style is currently in favor or not.

We appreciate your investment with ABN AMRO Funds.

Sincerely,

/S/KENNETH C. ANDERSON
Kenneth C. Anderson
President and Chief Executive Officer
ABN AMRO Funds

ABN AMRO Funds

TABLE OF CONTENTS

Portfolio Manager Commentary......................   2
Schedule of Investments...........................   3
Statement of Assets and Liabilities...............   6
Statement of Operations...........................   7
Statements of Changes in Net Assets...............   8
Financial Highlights..............................   9
Notes to Financial Statements.....................  10
Report of Independent Registered
     Public Accounting Firm.......................  13
Additional Information............................  14


INSTITUTIONAL MONEY MARKET FUND

  Institutional Prime Money Market Fund

   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
               DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES,
                        EXPENSES AND OTHER INFORMATION.

  ABN AMRO FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION SERVICES (USA) INC.,
                   760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

            SHAREHOLDER SERVICES 800 992-8151 O WWW.ABNAMROFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

         ABN AMRO is a registered service mark of ABN AMRO Holding N.V.

                              All rights reserved.

                                                                             | 1

ABN AMRO Funds
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2005
--------------------------------------------------------------------------------
                                                           William Anderson, CFA


Q. How did the Fund perform during the twelve-month period that ended October 31, 2005?

A. For the twelve-month period that ended October 31, 2005, Institutional Prime Money Market Fund, Class Y and Class YS shares, returned 2.79% and 2.53%, respectively. By comparison, the Fund's benchmark, the iMoneyNet First Tier Institutional Average returned 2.56%, while the Fund's peer group, as measured by the Lipper Institutional Money Market Funds Index, returned 2.75%.

Q.  What was the investment environment like during the twelve-month period?

A. The past twelve months saw the Federal Reserve (the"Fed") methodically tighten monetary policy to remove economic stimulus and to keep inflationary pressures at bay. The Fed raised short-term interest rates one-quarter percentage point on eight separate occasions during the year, lifting the target federal funds rate from 1.75% to 3.75%. Each time, the Fed clearly outlined its plans and stated its intention to maintain a "measured" approach to future rate hikes, language that allowed the market to anticipate and prepare for a rising rate environment.

Q.  What was your strategy?

A. We remained nimble throughout the year, using periods prior to anticipated rate hikes to shorten the portfolio's maturity. This strategy provided flexibility and liquidity to reinvest at higher levels and improve yields in a rising rate environment. When the market expressed doubts about the Fed's resolve to continue tightening following hurricanes Katrina and Rita, we remained committed to that strategy. Our view was that the Fed's concerns about accelerating inflation would outweigh its fears about a setback to growth.

    In the ensuing period of market uncertainty, we deployed cash selectively when we found good value, conserving cash when the market appeared overpriced. Throughout the period, we have maintained our interest in floating rate instruments, which provided attractive yield pickup with little interest rate risk.

Q.  What is your outlook?

A. At this point, we continue to believe that the Fed will raise interest rates through mid-2006, bringing the target federal funds rate to at least 4.75%. Given this outlook, we expect to carefully manage the portfolio's maturity, to preserve cash for frequent reinvestment, and to utilize floating rate securities. As always we will monitor the market environment and adjust our strategy accordingly.


AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------
                               7-DAY AVERAGE YIELD
                               -------------------
Class Y Shares              3.82%
Class YS Shares             3.57%
--------------------------------------------------------------------------------

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.


RETURNS FOR PERIOD ENDED 10/31/05

AVERAGE ANNUAL TOTAL RETURNS - CLASS Y
--------------------------------------------------------------------------------
                  ONE     FIVE    SINCE
                 YEAR     YEAR  INCEPTION^

Fund             2.79%    2.33%    2.88%
iMoneyNet*       2.56%    2.13%    2.69%
Lipper**         2.75%    2.34%    2.90%
--------------------------------------------------------------------------------
Inception Date 12/28/99

*   IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE
**  LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX
^   INDEX RETURNS COMPUTED FROM 12/31/99

AVERAGE ANNUAL TOTAL RETURNS - CLASS YS
--------------------------------------------------------------------------------
                  ONE     FIVE    SINCE
                 YEAR     YEAR  INCEPTION^

Fund             2.53%    2.07%    2.35%
iMoneyNet*       2.56%    2.13%    2.40%
Lipper**         2.75%    2.34%    2.61%
--------------------------------------------------------------------------------
Inception Date 06/29/00

*   IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE
**  LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX
^   INDEX RETURNS COMPUTED FROM 6/30/2000

INDEXES ARE UNMANAGED AND DO NOT TAKE INTO ACCOUNT FEES, EXPENSES OR OTHER
COSTS.

RETURNS SHOWN IN THE TABLE DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE SALE OF THE FUND SHARES.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ABNAMROFUNDS.COM.

| 2

ABN AMRO Funds
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

COMMERCIAL PAPER ........... 52%
CERTIFICATES OF DEPOSIT .... 17%
REPURCHASE AGREEMENTS ......  9%
TIME DEPOSITS ..............  8%
INSURANCE FUNDING AGREEMENTS  7%
FLOATING RATE NOTES ........  7%

% OF TOTAL NET ASSETS

                                                 AMORTIZED
  PAR VALUE                                         COST
 ----------                                        ------


COMMERCIAL PAPER (A) - 52.34%

               ASSET-BACKED - 34.60%
               Barton Capital
$  35,000,000    4.040%, 11/01/05 (b) ....... $    35,000,000
   18,320,000    4.000%, 11/15/05 (b) .......      18,291,502
   30,337,000    4.000%, 11/18/05 (b) .......      30,279,697
   15,000,000    3.930%, 12/02/05 (b) .......      14,949,237
               CRC Funding
   25,000,000    3.680%, 11/01/05 (b) .......      25,000,000
   25,000,000    3.710%, 11/07/05 (b) .......      24,984,542
   10,700,000    3.750%, 11/17/05 (b) .......      10,682,167
   25,000,000    3.880%, 11/21/05 (b) .......      24,946,111
   15,000,000    3.950%, 12/07/05 (b) .......      14,940,750
               Edison Asset Securitization
   25,000,000    3.670%, 11/03/05 (b) .......      24,994,903
   25,000,000    3.990%, 01/04/06 (b) .......      24,822,667
   25,000,000  Falcon Asset Securitization
                 4.000%, 11/21/05 (b) .......      24,944,444
               FCAR Owner Trust
   20,000,000    3.980%, 12/07/05 (b) .......      19,920,400
   20,000,000    3.730%, 01/04/06 (b) .......      19,867,378
   25,000,000    3.990%, 01/04/06 (b) .......      24,822,667
   10,580,000    4.000%, 01/04/06 (b) .......      10,504,764
   16,500,000    4.040%, 01/04/06 (b) .......      16,381,493
               Fountain Square Commercial Funding
   25,247,000    4.000%, 11/25/05 (b) .......      25,179,675
   10,000,000    3.960%, 12/12/05 (b) .......       9,954,900
   14,793,000    4.180%, 01/30/06 (b) .......      14,638,413
               Galaxy Funding
   25,000,000    3.800%, 11/02/05 (b) .......      24,997,361
   25,000,000    3.670%, 11/07/05 (b) .......      24,984,708
    5,400,000    3.690%, 11/09/05 (b) .......       5,395,572
   15,000,000    3.930%, 12/06/05 (b) .......      14,942,687
   25,000,000    3.900%, 12/27/05 (b) .......      24,848,333
               Giro-Multifunding
   25,000,000    3.890%, 11/07/05 (b) .......      24,983,792
   25,000,000    3.930%, 11/14/05 (b) .......      24,964,521
   25,000,000    3.970%, 11/21/05 (b) .......      24,944,861
   25,000,000    4.020%, 11/21/05 (b) .......      24,944,167


                                                 AMORTIZED
  PAR VALUE                                         COST
 ----------                                        ------

               ASSET-BACKED (CONTINUED)
$  25,000,000  Jupiter Securitization
                 3.920%, 12/05/05 (b) ....... $    24,907,444
               New Center Asset Trust
   25,000,000    3.990%, 11/23/05 ...........      24,939,042
   25,000,000    4.000%, 11/23/05 ...........      24,938,889
               Ranger Funding
   30,000,000    3.990%, 11/17/05 (b) .......      29,946,800
   30,000,000    4.000%, 11/17/05 (b) .......      29,946,667
   15,000,000    4.000%, 11/22/05 (b) .......      14,965,000
   25,000,000  Sheffield Receivables
                 3.960%, 12/16/05 (b) .......      24,876,250
               Variable Funding Capital
    8,800,000    4.000%, 11/03/05 (b) .......       8,798,044
   18,000,000    4.000%, 01/05/06 (b) .......      17,870,000
   34,858,000  Yorktown Capital
                 4.000%, 11/04/05 (b) .......      34,846,381
                                              ---------------
                                                  846,146,229
                                              ---------------
               AUTOMOBILE - 1.22%
               Toyota Motor Credit
   15,000,000    3.380%, 12/05/05 ...........      14,952,117
   15,000,000    3.450%, 01/03/06 ...........      14,909,437
                                              ---------------
                                                   29,861,554
                                              ---------------
               BANKS - 11.03%
               Barclays US Funding
   20,000,000    3.940%, 12/19/05 ...........      19,894,933
   10,000,000    4.000%, 12/27/05 ...........       9,937,778
   25,000,000    4.055%, 02/06/06 ...........      24,726,851
   30,000,000  BNP Paribas Finance (NY)
                 3.610%, 11/02/05 ...........      29,996,992
               IXIS Commercial Paper
    8,900,000    3.750%, 11/21/05 (b) .......       8,881,458
   13,000,000    4.030%, 01/18/06 (b) .......      12,886,488
   13,200,000  Danske
                 3.680%, 11/07/05 ...........      13,191,904
               Depfa Bank (NY)
   20,000,000    3.740%, 11/30/05 (b) .......      19,939,744
   20,000,000    4.120%, 01/20/06 (b) .......      19,816,889
   22,200,000  HBOS Treasury Services
                 3.790%, 12/01/05 ...........      22,129,885
   12,340,000  ING (US) Funding
                 3.960%, 12/09/05 ...........      12,288,419
               Nordea North America (NY)
   13,600,000    3.680%, 11/01/05 ...........      13,600,000
    6,550,000    4.050%, 12/29/05 ...........       6,507,261
   20,000,000  Societe Generale North America
                 4.020%, 12/13/05 ...........      19,906,200
               UBS Finance (DE)
   20,965,000    4.050%, 11/01/05 ...........      20,965,000
   15,200,000    3.700%, 11/21/05 ...........      15,168,756
                                              ---------------
                                                  269,838,558
                                              ---------------
               FINANCIAL SERVICES - 5.49%
               General Electric Capital
   25,000,000    3.990%, 01/03/06 ...........      24,825,438
   25,000,000    4.060%, 01/17/06 ...........      24,782,903
               HSBC Finance
   25,000,000    3.710%, 11/16/05 ...........      24,961,354
   20,000,000    4.040%, 01/09/06 ...........      19,845,133
   40,000,000  Morgan Stanley
                 3.880%, 11/16/05 ...........      39,935,333
                                              ---------------
                                                  134,350,161
                                              ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $1,280,196,502) ......   1,280,196,502
                                              ---------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 3

ABN AMRO Funds
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2005

SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                 AMORTIZED
  PAR VALUE                                         COST
 ----------                                        ------

CERTIFICATES OF DEPOSIT - 16.81%
               American Express Centurion Bank
$  25,000,000    3.670%, 11/03/05 ........... $    25,000,000
   25,000,000    4.040%, 01/06/06 ...........      25,000,000
   25,000,000  Barclays Bank (NY)
                 3.946%, 06/21/06 (c) .......      24,998,637
               BNP Paribas (NY)
   11,000,000    3.510%, 12/13/05 ...........      10,997,180
   10,000,000    3.585%, 12/27/05 ...........       9,997,333
               Credit Suisse First Boston (NY)
   25,000,000    3.970%, 12/12/05 ...........      25,000,000
   25,000,000    4.020%, 12/19/05 ...........      25,000,000
   25,000,000    3.970%, 12/28/05 ...........      25,000,000
               Deutsche Bank (NY)
   25,000,000    3.905%, 12/22/05 ...........      25,000,175
   25,000,000    4.000%, 01/06/06 ...........      25,000,000
   25,000,000  Dexia Credit Local (NY)
                 3.770%, 11/01/05 ...........      25,000,000
   20,000,000  Fortis Bank (NY)
                 3.785%, 03/02/06 (c) .......      19,997,674
   28,000,000  HSBC Bank USA
                 3.720%, 11/10/05 ...........      28,000,000
   42,000,000  Lloyds TSB Bank (NY)
                 3.690%, 12/13/05 ...........      41,998,602
               Natexis Banques Populaires US
                 Finance (NY)
   25,000,000    3.730%, 11/30/05 ...........      25,000,000
   25,000,000    3.975%, 12/13/05 ...........      25,000,000
   25,000,000    3.765%, 12/27/05 ...........      25,000,000
                                              ---------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $410,989,601) ........     410,989,601
                                              ---------------

TIME DEPOSITS - 7.77%
   65,000,000  Branch Banking & Trust
                 3.970%, 11/01/05 ...........      65,000,000
  100,000,000  Keybank
                 4.000%, 11/01/05 ...........     100,000,000
   25,133,000  SunTrust Bank
                 3.960%, 11/01/05 ...........      25,133,000
                                              ---------------
               TOTAL TIME DEPOSITS
                 (Cost $190,133,000) ........     190,133,000
                                              ---------------

FLOATING RATE NOTES (C) - 7.25%
   17,250,000  American Honda Finance, MTN,
                 Series 1
                 3.736%, 03/07/06 ...........      17,245,941
   25,000,000  Bank of America, Bank Note
                 3.805%, 12/09/05 ...........      25,000,000
   25,000,000  Credit Suisse First Boston USA,
                 MTN
                 4.166%, 06/19/06 ...........      25,045,983
   25,000,000  Household Finance, MTN
                 3.974%, 06/22/06 ...........      25,011,779
   25,000,000  SLM, MTN, Series A
                 4.400%, 01/25/06 ...........      25,012,796
   25,000,000  SunTrust Bank, Bank Note
                 3.961%, 03/24/06 ...........      25,002,877
   35,000,000  Toyota Motor Credit, Senior Notes,
                 MTN, Series B
                 3.810%, 06/23/06 ...........      35,004,398
                                              ---------------
               TOTAL FLOATING RATE NOTES
                 (Cost $177,323,774) ........     177,323,774
                                              ---------------

                                                 AMORTIZED
  PAR VALUE                                         COST
 ----------                                        ------

INSURANCE FUNDING AGREEMENTS (D) - 6.95%
$  40,000,000  Allstate Life Insurance
                 Funding Agreement
                 4.130%,
                 Maturity Date: 11/01/05 .... $    40,000,000
   30,000,000  Hartford Life Insurance
                 Funding Agreement
                 3.990%,
                 Reset Date: 11/01/05
                 Maturity Date: 05/01/06 ....      30,000,000
               Metropolitan Life Insurance
                 Funding Agreements
   40,000,000    3.930%,
                 Reset Date: 11/01/05
                 Maturity Date: 02/01/06 ....      40,000,000
   10,000,000    4.174%,
                 Reset Date: 01/03/06
                 Maturity Date: 10/20/06 ....      10,000,000
   50,000,000  Travelers Insurance
                 Funding Agreement
                 4.101%,
                 Reset Date: 11/23/05
                 Maturity Date: 12/23/05 ....      50,000,000
                                              ---------------
               TOTAL INSURANCE FUNDING AGREEMENTS
                 (Cost $170,000,000) ........     170,000,000
                                              ---------------

REPURCHASE AGREEMENTS - 9.61%

   45,000,000    Citigroup,   4.1425%,   dated
                 10/31/05,   matures   11/01/05,
                 repurchase  price  $45,005,178,
                 (collateralized  by  corporate
                 bonds and  asset-backed  securities
                 with  interest  rates from
                 4.375% to 5.838% and maturities
                 from 2008 to 2035, total market
                 value $46,631,667) .........      45,000,000
   90,000,000  Goldman Sachs, 4.1025%, dated
                 10/31/05,  matures  11/01/05,
                 repurchase  price  $90,010,256,
                 (collateralized  by corporate
                 bonds and  municipal  bonds with
                 interest rates from 2.250% to
                 10.050% and maturities  from 2005
                 to 2024, total market
                 value $91,800,000) .........      90,000,000
  100,000,000  Lehman Brothers, 4.1625%, dated
                 10/31/05, matures 11/01/05,
                 repurchase price $100,011,563,
                 (collateralized by equity
                 securities, total market
                 value $105,057,923) ........     100,000,000
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $235,000,000) ........     235,000,000
                                              ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 4

ABN AMRO Funds
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2005


SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                                 AMORTIZED
  SHARES                                           COST
  ------                                          ------

INVESTMENT COMPANIES - 0.00%
       13,622  AIM STIT Liquid Assets Portfolio   $        13,622
       12,639  BlackRock Provident Institutional
                 TempFund Portfolio .........              12,639
                                                  ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $26,261) .............              26,261
                                                  ---------------
TOTAL INVESTMENTS - 100.73%
   (Cost $2,463,669,138)* ...................       2,463,669,138
                                                  ---------------
NET OTHER ASSETS AND LIABILITIES - (0.73)% ..         (17,867,803)
                                                  ---------------
NET ASSETS - 100.00% ........................     $ 2,445,801,335
                                                  ===============
------------------------
  * At October 31, 2005, cost is identical for book and Federal income tax purposes.
(a)    Annualized yield at the time of purchase.
(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2005, these securities amounted to $857,792,877 or 35.07% of net assets. These securities have been determined by the Adviser to be liquid securities.
(c) Variable rate notes. The interest rates shown reflect the rates in effect at October 31, 2005.
(d) Variable rate instruments. The rates shown reflect the rates in effect on October 31, 2005. These securities have been deemed by the Adviser to be illiquid securities because they are subject to a delayed settlement restriction of sixty days or more if redeemed prior to maturity. At October 31, 2005, these securities amounted to $170,000,000 or 6.95% of net assets.

  (DE) Delaware
  (NY) New York
  (US) United States
   MTN Medium Term Note
  STIT Short-Term Investments Trust PLC

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 5

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

                                                                               INSTITUTIONAL PRIME
                                                                                  MONEY MARKET
                                                                                      FUND
                                                                               -----------------
ASSETS:
Investments:
        Investments at amortized cost ....................................     $   2,228,669,138
        Repurchase agreements at cost ....................................           235,000,000
                                                                               -----------------
          Total investments ..............................................         2,463,669,138
Receivables:
        Dividends and interest ...........................................             3,736,753
        Fund shares sold .................................................                   370
Other assets .............................................................                72,862
                                                                               -----------------
          Total assets ...................................................         2,467,479,123
                                                                               -----------------

LIABILITIES:
Payables:
        Dividend distribution ............................................             6,586,222
        Investments purchased ............................................            14,638,413
        Fund shares redeemed .............................................                 4,004
        Due to Adviser (Note E) ..........................................               206,388
        Administration fees (Note E) .....................................               108,156
        Shareholder service fees (Note E) ................................                 8,223
        Trustees fees and related expenses (Note E) ......................                39,734
Accrued expenses and other payables ......................................                86,648
                                                                               -----------------
          Total liabilities ..............................................            21,677,788
                                                                               -----------------
NET ASSETS ...............................................................     $   2,445,801,335
                                                                               =================

NET ASSETS CONSIST OF:
    Paid in capital ......................................................     $   2,445,801,725
    Accumulated net realized loss on investments .........................                  (390)
                                                                               -----------------
       TOTAL NET ASSETS ..................................................     $   2,445,801,335
                                                                               =================
CLASS Y:
    Net Assets ...........................................................     $   2,408,694,831
    Shares of beneficial interest outstanding (unlimited authorization) ..         2,408,694,716
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ...................................     $            1.00
                                                                               =================
CLASS YS:
    Net Assets                                                                 $      37,106,504
    Shares of beneficial interest outstanding (unlimited authorization)               37,111,780
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding)                                         $            1.00
                                                                               =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 6

ABN AMRO Funds
--------------
FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL PRIME
                                                                        MONEY MARKET
                                                                            FUND
                                                                     -----------------
INVESTMENT INCOME:
     Dividends ...................................................    $        142,966
     Interest ....................................................          69,961,503
                                                                      ----------------
      Total investment income ....................................          70,104,469
                                                                      ----------------
EXPENSES:
     Investment advisory fees (Note E) ...........................           2,395,694
     Shareholder service fees(a) (Note E) ........................             109,064
     Transfer agent fees .........................................              38,546
     Administration fees (Note E) ................................           1,234,428
     Registration expenses .......................................              65,737
     Custodian fees ..............................................             139,096
     Professional fees ...........................................             100,377
     Reports to shareholder expense ..............................               1,196
     Trustees fees and related expenses (Note E) .................             110,514
     Other expenses ..............................................             176,500
                                                                      ----------------
      Net expenses ...............................................           4,371,152
                                                                      ----------------

NET INVESTMENT INCOME ............................................          65,733,317
                                                                      ----------------
NET REALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments ............................                  44
                                                                      ----------------
     NET REALIZED GAIN ON INVESTMENTS ............................                  44
                                                                      ----------------
     NET INCREASE IN NET ASSETS FROM OPERATIONS ..................    $     65,733,361
                                                                      ================

-------------------------------------------------------------
 (a) Fees are incurred at the Class YS level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 7

ABN AMRO Funds
--------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    INSTITUTIONAL PRIME MONEY MARKET FUND
                                                                     -----------------------------------
                                                                           YEARS ENDED OCTOBER 31,
                                                                           2005               2004
                                                                     ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................    $  2,210,766,247   $  2,097,606,326
                                                                     ----------------   ----------------
       Net investment income ....................................          65,733,317         23,303,722
       Net realized gain on investments sold ....................                  44                 --
                                                                     ----------------   ----------------
           Net increase in net assets from operations ...........          65,733,361         23,303,722
                                                                     ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
       Class Y ..................................................         (64,660,593)       (22,891,946)
       Class YS .................................................          (1,072,724)          (411,776)
                                                                     ----------------   ----------------
       Total distributions ......................................         (65,733,317)       (23,303,722)
                                                                     ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares:
       Class Y ..................................................       9,688,287,410      9,755,047,451
       Class YS .................................................          42,126,468        132,489,318
     Proceeds from reinvestment of distributions:
       Class Y ..................................................           8,766,299          2,792,895
       Class YS .................................................             426,306            167,279
     Cost of shares redeemed:
       Class Y ..................................................      (9,447,885,766)    (9,634,022,362)
       Class YS .................................................         (56,685,673)      (143,314,660)
                                                                     ----------------   ----------------
       Net increase from capital share transactions .............         235,035,044        113,159,921
                                                                     ----------------   ----------------
       Total increase in net assets .............................         235,035,088        113,159,921
                                                                     ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................    $  2,445,801,335   $  2,210,766,247
                                                                     ================   ================
       (A) Undistributed net investment income ..................    $             --   $             --
                                                                     ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
     Class Y
       Sold .....................................................       9,688,287,410      9,755,047,451
       Proceeds from reinvestment of distributions ..............           8,766,299          2,792,895
       Redeemed .................................................      (9,447,885,766)    (9,634,022,362)
     Class YS
       Sold .....................................................          42,126,468        132,489,318
       Proceeds from reinvestment of distributions ..............             426,306            167,280
       Redeemed .................................................         (56,685,673)      (143,314,660)
                                                                     ----------------   ----------------
           Net increase in shares outstanding ...................         235,035,044        113,159,922
                                                                     ================   ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 8

ABN AMRO Funds
--------------
INSTITUTIONAL PRIME MONEY MARKET FUND                           OCTOBER 31, 2005

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Y

                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS        YEAR
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01       12/31/00
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning
of Period .............................  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT
     OPERATIONS:
     Net investment income ............          0.03           0.01           0.01           0.02           0.04           0.06
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from
       net investment income ..........         (0.03)         (0.01)         (0.01)         (0.02)         (0.04)         (0.06)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN ..........................          2.79%          1.07%          1.14%          1.84%          3.73%(b)       6.32%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .......................  $  2,408,695   $  2,159,527   $  2,035,709   $  2,189,305   $  1,651,104   $  1,445,394
     Ratios of expenses to average
       net assets .....................          0.18%          0.19%          0.18%          0.18%          0.19%          0.20%
     Ratios of net investment income to
       average net assets .............          2.75%          1.06%          1.13%          1.80%          4.37%          6.46%

------------------------------------------------------------------------------------------------------------------------------------
CLASS YS

                                             YEAR           YEAR           YEAR           YEAR        TEN MONTHS       PERIOD
                                             ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                           10/31/05       10/31/04       10/31/03       10/31/02       10/31/01      12/31/00(a)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period ..  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                         ------------   ------------   ------------   ------------   ------------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............          0.03           0.01           0.01           0.02           0.03           0.03
                                         ------------   ------------   ------------   ------------   ------------   ------------
     Less distributions from net
       investment income ..............         (0.03)         (0.01)         (0.01)         (0.02)         (0.03)         (0.03)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, End of Period ........  $       1.00   $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
                                         ============   ============   ============   ============   ============   ============
TOTAL RETURN ..........................          2.53%          0.82%          0.88%          1.59%          3.52%(b)       3.20%(b)
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's)  $     37,107   $     51,239   $     61,898   $     79,168   $     92,009   $     71,609
     Ratios of expenses to average
       net assets .....................          0.43%          0.44%          0.43%          0.43%          0.44%          0.45%
     Ratios of net investment income to
       average net assets .............          2.50%          0.81%          0.88%          1.55%          4.12%          6.23%

-----------------------------------------------
 (a) ABN AMRO  Institutional  Prime  Money  Market  Fund --  Class YS  commenced investment operations on June 29, 2000.
 (b) Not Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 9

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: ABN AMRO Funds (the "Trust") was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Act of 1940, as amended (the "1940 Act"), and operates as an open-end management investment company that is comprised of 27 separate portfolios.

One Portfolio of the Trust is included in these financial statements: ABN AMRO Institutional Prime Money Market Fund (the "Fund"). Two other Institutional Money Market Funds, ABN AMRO Institutional Treasury Money Market Fund and ABN AMRO Institutional Government Money Market Fund, have not yet commenced operations as of October 31, 2005.

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements and insurance funding agreements ("IFAs"), are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements and IFAs are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management
(USA) LLC (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: The Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to distribute substantially all of its net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2005, the Fund had available realized capital losses to offset future net capital gains through fiscal year ended:

         AMOUNT            EXPIRATION DATE
         ------            ---------------
         $    244               2007
              146               2008

(6) MULTI-CLASS OPERATIONS: The Fund is authorized to issue two classes of shares, Class Y and Class YS. The classes are substantially the same except that Class YS bears class specific expenses, which relate to shareholder service fees. Each class offered by the Fund has equal rights as to assets. Income, fund level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of

| 10

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Fund declares dividends daily from net investment income. The Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Fund are due to different class expenses.

Permanent differences between book and tax basis reporting for the 2005 fiscal year have been identified and appropriately reclassified as indicated below. This reclassification has no impact on net assets.

         ACCUMULATED NET
         REALIZED LOSS     PAID IN CAPITAL
         ---------------   ---------------
           $ 33,804           $ (33,804)

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2005 and 2004 was $61,779,016 and $22,156,691, respectively.

As of October 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

         CAPITAL LOSS      UNDISTRIBUTED
         CARRYFORWARD      ORDINARY INCOME
         ------------      ---------------
           $  (390)           $ 6,586,222

NOTE (D) SHARES OF BENEFICIAL INTEREST: The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Fund with investment advisory services. Under terms of the Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on an annual rate of 0.10% of average daily net assets.

ABN AMRO Investment Fund Services, Inc. (the "Administrator") provides the Fund with various administrative services. Effective April 1, 2005, under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL                 ANNUAL RATE
--------------                 -----------
First $7.4 billion                0.0490%
Over $7.4 billion                 0.0465%

Prior to April 1, 2005, under terms of the administration agreement, administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and custody liaison fees were accrued for at a fixed charge that varied according to the size of the Fund. The fee arrangements were as follows:

ADMINISTRATION  FEES                    CUSTODY LIAISON FEES
AT TRUST LEVEL             ANNUAL RATE      AT FUND LEVEL                ANNUAL RATE
--------------             -----------      -------------                -----------
First $2 billion             0.060%       First $100 million              $ 10,000
$2 billion to $12.5 billion  0.050%       $100  million to $500 million     15,000
Over $12.5 billion           0.045%       Over $500 million                 20,000

The Administrator has entered into a sub-administration agreement with PFPC Inc. ("PFPC") to provide certain administrative services to the Fund. Effective April 1, 2005, under the terms of the sub-administration agreement, sub-administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The sub-administration fee arrangement is as follows:

SUB-ADMINISTRATION FEES        ANNUAL RATE
-----------------------        -----------
First $7.4 billion               0.0255%
Over $7.4 billion                0.0230%


                                                                            | 11

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

Prior to April 1, 2005, under the terms of the sub-administration agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust, as follows:

SUB-ADMINISTRATION FEES        ANNUAL RATE
-----------------------        -----------
First $2 billion                  0.045%
$2 billion to $3 billion          0.040%
$3 billion to $8 billion          0.030%
$8 billion to $12 billion         0.025%
Over $12 billion                  0.020%

Prior to April 1, 2005, custody liaison fees were fixed at an annual rate of $10,000 per Fund. Effective April 1, 2005, these were eliminated.

ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to a shareholder servicing plan (the "Plan") adopted by the Fund, the Distributor is paid a fee of up to 0.25% of the average daily net assets of the Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. Effective January 1, 2005, the Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year. Between March 1, 2004 and January 1, 2005, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $10,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses. Additionally, the Chairman of the Audit Committee received an additional $5,000 per year. Prior to March 1, 2004, the Trust paid each non-interested Trustee and non-affiliated interested and advisory Trustee $5,000 per Board of Trustees meeting attended and an annual retainer of $5,000 and reimbursed each non-interested Trustee and non-affiliated interested and advisory Trustee for out-of-pocket expenses.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2005, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including this Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. During the year ended October 31, 2005, the Fund made no borrowings on the line of credit.

NOTE (G) SUBSEQUENT EVENT:  Effective January 1, 2006,  ABNAMRO Asset Management
(USA) LLC  ("AAAMLLC")  intends  to merge  with  ABNAMROAsset  Management,  Inc.
("AAAM, Inc."). Any existing contracts between the Funds' and AAAMLLC will continue under AAAM, Inc.

| 12

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of ABN AMRO Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Institutional Prime Money Market Fund (the "Fund") (one of the portfolios comprising ABN AMRO Funds (the "Trust")) as of October 31, 2005, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Prime Money Market Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                            /S/ERNST & YOUNG LLP
Chicago, Illinois
December 14, 2005

                                                                            | 13

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 800 SEC-0330.

PROXY VOTING: ABN AMRO Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on ABN AMRO Funds' Web site at www.abnamrofunds.com; and (iii) on the SEC's Web site at www.sec.gov.

ABN AMRO Funds' Proxy Voting Record for the most recent twelve-month period ended June 30, 2005 is available without charge (i) on the Funds' Web site at www.abnamrofunds.com; and (ii) on the SEC's Web site at www.sec.gov.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                         BEGINNING  ENDING
                          ACCOUNT   ACCOUNT              EXPENSES
                           VALUE     VALUE    EXPENSE   PAID DURING
                         05/01/05  10/31/05   RATIO(1)   PERIOD(2)

ACTUAL FUND RETURN
    Class Y .........    $1,000     $1,016.50     0.18%   $0.91
    Class YS ........     1,000      1,015.20     0.43%    2.18
HYPOTHETICAL 5% RETURN
    Class Y .........    $1,000     $1,024.30     0.18%   $0.92
    Class YS ........     1,000      1,023.04     0.43%    2.19

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

| 14

ABN AMRO Funds
--------------
                                                                OCTOBER 31, 2005

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                   NUMBER OF
                                 TERM OF                                         PORTFOLIOS IN
                               OFFICE 1 AND                                       FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED TRUSTEES
-----------------------
Leonard F. Amari                12 years         Partner at the law                    27         Director, United
c/o 161 North Clark Street                       offices of Amari &                               Community Bank of
Chicago, IL  60601                               Locallo, a practice                              Lisle; Director,
Age: 63                                          with exclusive                                   Delaware Place Bank;
Trustee                                          concentration in                                 Trustee, John
                                                 real estate taxation                             Marshall Law School.
                                                 and related areas,
                                                 since 1987; Special
                                                 Assistant Attorney
                                                 General since 1986.


Robert A. Kushner               6 years          Retired. Vice                         27         None.
c/o 161 North Clark Street                       President, Secretary
Chicago, IL 60601                                and General Counsel
Age: 69                                          at Cyclops
Trustee                                          Industries, Inc.,
                                                 1976-1992.


Gregory T. Mutz                 12 years         CEO of AMLI                           27         Chairman of the
c/o 161 North Clark Street                       Residential                                      Board of AMLI
Chicago, IL 60601                                Properties Trust                                 Residential
Age: 59                                          (NYSE: AML) (a                                   Properties Trust;
Lead Independent Trustee                         Multifamily REIT), a                             Director of Abt
                                                 successor company to                             Associates Inc.
                                                 AMLI Reality Co.                                 (agribusiness);
                                                 since 2004; Chairman                             Director of Alico,
                                                 of AMLI Residential                              Inc. (agribusiness).
                                                 Properties since
                                                 1994; Vice Chairman
                                                 of UICI (NYSE: UCI)
                                                 (an insurance
                                                 holding company)
                                                 from 2003-2004;
                                                 President and CEO of
                                                 UICI from 1999-2003;
                                                 Chairman of Academic
                                                 Management Services
                                                 Corp. (a student
                                                 loans and finance
                                                 company) from
                                                 2000-2003.

Robert B. Scherer               6 years          President of The                      27         Director, Title
c/o 161 North Clark Street                       Rockridge Group,                                 Reinsurance Company
Chicago, IL 60601                                Ltd., (title                                     (insurance for title
Age: 64                                          insurance industry                               agents).
Trustee                                          consulting services)
                                                 since 1994.


Nathan Shapiro                  12 years         President of SF                       27         Director, Baldwin &
c/o 161 North Clark Street                       Investments, Inc.                                Lyons, Inc.
Chicago, IL 60601                                (broker/dealer and                               (property and
Age: 69                                          investment banking                               casualty insurance
Trustee                                          firm) since 1971.                                firm).



Denis Springer                  6 years          Retired. Senior Vice                  27         None.
c/o 161 North Clark Street                       President and Chief
Chicago, IL 60601                                Financial Officer of
Age: 59                                          Burlington Northern
Trustee                                          Santa Fe Corp.
                                                 (railroad),
                                                 1995-1999.





INTERESTED TRUSTEES 2
---------------------
Stuart D. Bilton, CFA           12 years         Vice Chairman of ABN                  27         Director, Baldwin &
c/o 161 North Clark Street                       AMRO Asset                                       Lyons, Inc.
Chicago, IL 60601                                Management Holdings,                             (property and
Age:  59                                         Inc.; President and                              casualty insurance
Chairman, Board of Trustees                      Chief Executive                                  firm); Director,
                                                 Officer of ABN AMRO                              Veredus Asset
                                                 Asset Management                                 Management LLC;
                                                 Holdings, Inc. from                              Director, TAMRO
                                                 2001-2003; President                             Capital Partners
                                                 of Alleghany Asset                               LLC; Director, River
                                                 Management, Inc.                                 Road Asset
                                                 from 1996-2001                                   Management, LLC.
                                                 (purchased by ABN
                                                 AMRO in February
                                                 2001).


                                                                           | 15

ABN AMRO Funds
--------------
OCTOBER 31, 2005

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                 TERM OF                                         PORTFOLIOS IN
                               OFFICE 1 AND                                       FUND COMPLEX         OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND        LENGTH OF          PRINCIPAL OCCUPATION(S)        OVERSEEN BY            DIRECTORSHIPS
  POSITION(S) WITH TRUST        TIME SERVED         DURING PAST FIVE YEARS           TRUSTEE             HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES 2 (CONTINUED)
--------------------------------

Julian Ide                      Since March      Global Head of Funds                  27         None.
c/o 161 North Clark Street      17, 2005         Distributor of ABN
Chicago, IL  60601                               AMRO Asset
Age: 42                                          Management since
Trustee                                          2003; Managing
                                                 Director of European
                                                 Retail Business of
                                                 Schroder Investment
                                                 Management
                                                 International
                                                 Limited from 2001 to
                                                 2002; Chief
                                                 Executive, UK Retail
                                                 of Merrill Lynch
                                                 Investment Managers
                                                 from 2000 to 2001;
                                                 Managing Director
                                                 and Head of
                                                 Distributor Sales,
                                                 Merrill Lynch
                                                 Investment Managers
                                                 from 1998 to 2000.

OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------

Kenneth C. Anderson             12 years         President and Chief                   N/A        N/A
c/o 161 North Clark Street                       Executive Officer of
Chicago, IL 60601                                ABN AMRO Investment
Age: 41                                          Fund Services, Inc.
President (Chief Executive Officer)              (formerly known as
                                                 Alleghany Investment
                                                 Services, Inc.)
                                                 since 1995;
                                                 Executive Vice
                                                 President of ABN
                                                 AMRO Asset
                                                 Management (USA) LLC
                                                 since 2001;
                                                 Director, ABN AMRO
                                                 Trust Services
                                                 Company since 2001;
                                                 Director, TAMRO
                                                 Capital Partners LLC
                                                 and Veredus Asset
                                                 Management LLC since
                                                 2001; Officer of the
                                                 Trust since 1993;
                                                 CPA.

Gerald F. Dillenburg            9 years          Senior Managing                       N/A        N/A
c/o 161 North Clark                              Director ("SMD") of
Street Chicago, IL                               ABN AMRO Investment
60601 Age: 38                                    Fund Services, Inc.
Senior Vice President,                           (formerly known as
Secretary and                                    Alleghany Investment
Treasurer (Chief                                 Services, Inc.)
Financial Officer,                               since 1996; SMD of
Chief Operating                                  ABN AMRO Asset
Officer and Chief                                Management Holdings,
Compliance Officer)                              Inc., ABN AMRO Asset
                                                 Management (USA) LLC
                                                 and ABN AMRO Asset
                                                 Management, Inc.
                                                 (formerly known as
                                                 Chicago Capital
                                                 Management, Inc.)
                                                 since 2001;
                                                 Operations manager
                                                 and compliance
                                                 officer of all
                                                 mutual funds since
                                                 1996; CPA.

William Long                    4 years          Vice President of                     N/A        N/A
c/o 161 North Clark Street                       Montag & Caldwell,
Chicago, IL  60601                               Inc., since 2000;
Age: 44                                          former Vice
Vice President                                   President and
                                                 Director of Sales
                                                 for First Capital
                                                 Group, First Union
                                                 National Bank,
                                                 1996-2000.

-----------------------------------
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees,
   (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 "Interested person" of the Trust as defined in the 1940 Act. Messrs. Bilton and Ide are considered "interested persons" because of affiliations with ABN AMRO Asset Management (USA) LLC and related entities, which act as the Funds' Investment Adviser.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.

| 16

ABN AMRO FUNDS

  ADVISERS

  ABN AMRO Asset Management (USA) LLC
  161 North Clark Street
  Chicago, IL 60601

  ABN AMRO Asset Management, Inc.
  161 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  TAMRO Capital Partners LLC
  1660 Duke St.
  Alexandria, VA 22314

  Veredus Asset Management LLC
  One Paragon Centre
  6060 Dutchmans Lane, Suite 320
  Louisville, KY 40205

  River Road Asset Management LLC
  Meidinger Tower, Suite 1600
  462 South Fourth Street
  Louisville, KY 40202

  SHAREHOLDER SERVICES

  ABN AMRO Funds
  P.O. Box 9765
  Providence, RI 02940

  DISTRIBUTOR

  ABN AMRO Distribution Services (USA) Inc.
  760 Moore Road
  King of Prussia, PA 19406

  OFFICERS

  Kenneth C. Anderson, President and
     Chief Executive Officer
  Gerald F. Dillenburg, Senior Vice President,
     Secretary and Treasurer, Chief Financial
     Officer, Chief Operating Officer
     and Chief Compliance Officer
  William Long, Vice President
  Juli A. Braun, Assistant Secretary
  Laura M. Curylo, Assistant Treasurer
  Marc J. Peirce, Assistant Secretary
  Joseph W. Wheeler, Assistant Treasurer

  CUSTODIAN

  PFPC Trust Company
  8800 Tinicum Boulevard
  Philadelphia, PA 19153

  LEGAL COUNSEL

  Vedder, Price, Kaufman & Kammholz, P.C.
  222 N. LaSalle Street
  Chicago, IL 60601

  INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

  Ernst & Young LLP
  Sears Tower
  233 S. Wacker Drive
  Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.

[GRAPHIC OMITTED]
ABN AMRO ASSET MANAGEMENT

ABAN 05 03

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $301,000 for 2004 and $311,900 for 2005.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $30,000 for 2004 and $32,500 for 2005. Such fees were related to agreed upon procedures for the April 30, 2004 and April 30, 2005 unaudited semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2004 and $0 for 2005.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2004 and $0 for 2005.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          In accordance with Audit Committee Charter, the Audit Committee shall:

             1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

             o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

             2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(2) of the Adviser providing ongoing

--------------------------------
(1) Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

         (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

          services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund.(3)

             o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c) N/A

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

---------------------
(3) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

         (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))
         and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule 30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ABN AMRO FUNDS
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date              JANUARY 3, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date              JANUARY 3, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ GERALD F. DILLENBURG
                         -------------------------------------------------------
                          Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer
                          (principal financial officer)

Date              JANUARY 3, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.